UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

October 31, 2008

Columbia California Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Financial Highlights	22

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	34

Federal Income Tax Information	35

Fund Governance	36

Board Consideration and Approval of Advisory Agreements	40

Summary of Management Fee Evaluation by Independent Fee Consultant	43

Important Information About This Report	49

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Treasury Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information.

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you.

■  On-line transactions including purchases, exchanges and redemptions.

■  Account maintenance for updating your address and dividend payment options.

■  Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia California Tax-Exempt Fund

Summary

■   For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 6.80% without sales charge.

■   The fund trailed its benchmark, the Barclays Capital Municipal Bond Index1, but performed better than its peer group average, the Lipper California Municipal Debt Funds Classification.2

■   Bonds in the mid-to-lower quality tiers held back performance compared to the benchmark. We believe that our focus on bonds in the 10-25 year maturity range and our comparatively smaller exposure to weaker performing sectors aided performance relative to the fund's peer group.

Portfolio Management

Gary Swayze has managed the fund since October 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1997.

1The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–6.80%

Class A Shares (without sales charge)

–3.30%

Barclays Capital Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

1

Economic Update – Columbia California Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2008

■  Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Index	Merrill Lynch Index

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 36.10%. Developed stock markets outside the United States returned negative 46.62%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The pace of economic growth ground to a halt during the 12-month period that began November 1, 2007 and ended October 31, 2008. Although the economic growth was modestly positive at the beginning of the period, the economy slipped into recession in 2008, with little relief in sight. A host of factors weighed on consumers and businesses alike.

The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, a result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market contracted for ten consecutive months, driving the unemployment rate to 6.5%, the highest rate since the early 1990s. Nearly 1.2 million jobs have been lost since the beginning of 2008, with announced layoffs likely to drive that number even higher in the months ahead. Manufacturing activity slowed and consumer spending declined, dimming hopes for the holiday season.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which plummeted to the lowest point ever in the 40-year history of the Conference Board's monthly survey.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.50% to 1.0% during the 12-month period. Despite earlier concerns about inflation, a weak economic outlook has kept the Fed focused on stimulating economic growth through lowering borrowing rates. In fact, the one bright spot during this period of uncertainty has been lower energy and commodity prices. With oil trading near $60 per barrel at the end of the period, gasoline prices are forecasted to come down below $2 per gallon after peaking above $4 per gallon during the summer months.

Bonds eke out a small, positive return

The U.S. bond market seesawed during the 12-month period but managed to eke out a small gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in several sectors rose and yields declined as economic growth slowed and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just under 4.0%, nearly one-half percentage point lower than where it stood one year ago. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 0.30%. High-yield bonds disappointed as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 26.43%.

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 36.10% for the 12-month period, as measured by the S&P 500 Index. Losses extended across all market caps and both growth and value, although value stocks held up somewhat better than growth stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.62% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.22% (in U.S. dollars).2

Past performance is no guarantee of future results.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

2The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Performance Information – Columbia California Tax-Exempt Fund

Growth of a $10,000 Investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 Investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	14,120	13,449
Class B	13,107	13,107
Class C	13,501	13,501
Class Z	14,223	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		Z
Inception	06/16/86		08/04/92		08/01/97		09/19/05
Sales charge	without	with	without	with	without	with	without
1-year	–6.80	–11.22	–7.49	–11.93	–7.22	–8.11	–6.57
5-year	1.98	0.99	1.22	0.89	1.52	1.52	2.13
10-year	3.51	3.01	2.74	2.74	3.05	3.05	3.59

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–4.35	–8.89	–5.06	–9.62	–4.78	–5.70	–4.11
5-year	2.22	1.23	1.46	1.12	1.76	1.76	2.37
10-year	3.66	3.16	2.90	2.90	3.20	3.20	3.74

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class Z share (newer class shares) performance information includes returns of the fund's Class A shares (the oldest existing fund class) for periods prior to the inception of Class Z shares. These returns have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class A shares and Class Z shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of Class Z shares would have been higher, to the extent that Class Z shares are not subject to any distribution and service (Rule 12b-1) fees. Class A shares were initially offered on June 16, 1986, Class B shares were initially offered on August 4, 1992, Class C shares were initially offered on August 1, 1997, and Class Z shares were initially offered on September 19, 2005.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.86
Class B	1.61
Class C	1.61
Class Z	0.63

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia California Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 – 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	932.68	1,020.91	4.08	4.27	0.84
Class B	1,000.00	1,000.00	929.22	1,017.14	7.71	8.06	1.59
Class C	1,000.00	1,000.00	930.62	1,018.65	6.26	6.55	1.29
Class Z	1,000.00	1,000.00	933.79	1,022.12	2.92	3.05	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia California Tax-Exempt Fund

For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 6.80% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index returned negative 3.30%.1 The average return of the fund's peer group, the Lipper California Municipal Debt Funds Classification, was negative 9.24%2. The fund's shortfall to its benchmark was the result of two factors: the index is national in scope and it has less exposure than the fund to longer-term (20 to 30 years) and mid-to-lower quality sectors, which were underperformers during the period. We believe that the fund outperformed its peer group average because it had a greater focus on bonds in the 10-25 year maturity range and comparatively less exposure to weaker performing sectors.

Economic slowdown has sharp impact

A year ago, we anticipated an economic slowdown and an easing of inflationary pressures fed by high commodity prices and worldwide growth. But the intensity of the slowdown has been unexpectedly sharp. In hopes of reviving the economy, the Federal Reserve Board (the Fed) cut short-term interest rates aggressively while Congress passed a stimulus package to aid middle-class households.

Fallout from a widespread credit crisis caused municipal bonds to underperform Treasuries over this period. Sinking home values and waves of foreclosures began to shrink tax revenues and swell deficits for state and local governments. In addition, downgrades of municipal bond insurers dramatically reduced the number of AAA-rated3 municipal bonds. As a result, investors demanded higher yields for insured issues, which represent over half of the new issue market. Meanwhile, volatile markets forced some institutions to sell off their municipal bond holdings, especially hedge funds.

Amid this economic stress, the yield difference between higher and lower quality municipal bonds widened. The period's worst performance came in lower quality, long-maturity sectors where yields rose substantially. Skittish investors preferred to confine their commitments to better quality issues with maturities of five years or less, causing yields to decline and raising prices modestly for these bonds.

Lower and medium quality fund holdings and those with long maturities hurt results. We achieved better returns among intermediate-term prerefunded bonds, which are backed by escrowed government securities.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	6.71
Class B	6.71
Class C	6.71
Class Z	6.71

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.35
Class B	0.29
Class C	0.31
Class Z	0.36

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.04 per share of taxable realized gains.

30-day SEC yields

as of 10/31/08 (%)

Class A	4.35
Class B	3.80
Class C	4.10
Class Z	4.82

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable equivalent SEC yields

as of 10/31/08 (%)

Class A	7.38
Class B	6.45
Class C	6.95
Class Z	8.18

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and the applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia California Tax-Exempt Fund

Top 5 sectors

as of 10/31/08 (%)

Refunded/Escrowed	16.7
Local General Obligations	16.5
Special Property Tax	11.4
Water & Sewer	8.7
Local Appropriated	7.8

Quality breakdown

as of 10/31/08 (%)

AAA	21.2
AA	52.3
A	10.4
BBB	11.9
BB	0.2
Non-rated	2.9
Cash & Equivalents	1.1

Maturity breakdown

as of 10/31/08 (%)

1-3 years	1.1
3-5 years	6.7
5-7 years	15.0
7-10 years	16.9
10-15 years	23.7
15-20 years	13.5
20-25 years	8.3
25 years and over	13.6
Cash & Equivalents	1.1

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Housing and budget concerns pressured California's economy

Falling home prices and mortgage foreclosures were the triggers for California's latest recession. Stressed homeowners have slashed spending, eroding tax revenues at a time of severe shortfalls in the state's budget. Cutbacks in government construction projects added to California's unemployment rate, already among the nation's highest. With the 2009 budget gap unresolved well into the fiscal year, steep reductions were anticipated in state payrolls and programs; a boost in the sales tax was also possible. Depending on the outcome of these and other factors there may be rating downgrades by the rating agencies. Longer term, once the current slowdown ends and the budget stabilizes, we believe that California's strengths in technology, agriculture and higher education, plus global tourism and international trade, may set the state's economy back on course.

A cautious, deliberate approach

A widening difference in yield between higher and lower quality securities of comparable maturities offers potential opportunities in bonds in the mid and lower quality tiers. However, we are being selective in our choice of securities because we do not believe that the challenges facing municipal issuers will dissipate quickly in light of the current economic slowdown. In this environment, we believe that short-term interest rates are likely to remain low and further stimulus moves are possible. Eventually, we believe that taxes may rise, making municipal bonds more attractive. However, we believe that continued stimulus programs could also trigger inflation over the longer-term, a potential negative for bond investors.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Investment Portfolio – Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds – 95.6%
	Par ($)	Value ($)
Education – 3.2%
Education – 2.8%
CA Educational Facilities Authority
California College of Arts, Series 2005: 5.000% 06/01/26	1,000,000	717,120
5.000% 06/01/35	1,500,000	980,175
California Lutheran University,
Series 2008, 5.750% 10/01/38	3,000,000	2,350,800
Loyola Marymount University,
Series 2001, Insured: MBIA (a) 10/01/15	1,265,000	903,956
University of Redlands,
Series 2008 A, 5.125% 08/01/38	1,750,000	1,499,942
University of Southern California,
Series 2007 A, 4.500% 10/01/33	2,500,000	2,051,900
Woodbury University,
Series 2006, 5.000% 01/01/25	1,830,000	1,339,286
CA Statewide Communities Development Authority
San Francisco Art Institute, Series 2002, 7.375% 04/01/32	2,000,000	1,641,560
Education Total		11,484,739
Prep School – 0.4%
CA Statewide Communities Development Authority
Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28 (b)	1,690,000	1,458,690
Prep School Total		1,458,690
Education Total		12,943,429
Health Care – 8.3%
Continuing Care Retirement – 0.8%
CA ABAG Finance Authority for Nonprofit Corps.
Channing House, Series 1999, 5.375% 02/15/19	1,700,000	1,525,512

	Par ($)	Value ($)
CA Riverside County Public Financing Authority
Air Force Village West, Inc., Series 1999, 5.750% 05/15/19	2,000,000	1,822,000
Continuing Care Retirement Total		3,347,512
Hospitals – 7.5%
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association, Series 2003 C, 5.375% 03/01/21	1,000,000	897,620
CA Health Facilities Financing Authority
Catholic Healthcare West, Series 2004 I, 4.950% 07/01/26	1,000,000	966,380
Cedars-Sinai Medical Center, Series 2005: 5.000% 11/15/27	1,500,000	1,263,435
5.000% 11/15/34	2,500,000	1,977,075
Kaiser Permanante, Series 2006,
5.250% 04/01/39	2,000,000	1,636,400
Stanford Hospital & Clinics, Series 2003 A,
5.000% 11/15/12	500,000	501,310
Sutter Health, Series 2042 A,
5.000% 11/15/42	2,000,000	1,602,140
CA Infrastructure & Economic Development Bank
Kaiser Assistance Corp., Series 2001 A, 5.550% 08/01/31	2,500,000	2,170,600
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	3,500,000	2,353,785
CA Loma Linda Hospital
Loma Linda University Medical Center, Series 2005, 5.000% 12/01/22	6,155,000	5,068,212
CA Municipal Finance Authority
Community Hospital Center, Series 2007, 5.250% 02/01/37	2,500,000	1,761,425

See Accompanying Notes to Financial Statements.

7

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Rancho Mirage Joint Powers Financing Authority
Eisenhower Medical Center, Series 2007 A, 5.000% 07/01/47	2,500,000	1,843,375
CA Sierra View Local Health Care District
Series 2007,
5.250% 07/01/37	1,500,000	1,144,140
CA Statewide Communities Development Authority
Kaiser Permanente, Series 2007 A, 4.750% 04/01/33	2,000,000	1,534,260
CA Turlock Health Facility
Emanuel Medical Center, Inc.: Series 2004: 5.000% 10/15/13	940,000	899,721
5.375% 10/15/34	800,000	598,824
Series 2007 A,
5.000% 10/15/22	2,780,000	2,234,397
Series 2007 B,
5.125% 10/15/37	2,500,000	1,740,350
Hospitals Total		30,193,449
Health Care Total		33,540,961
Housing – 1.0%
Multi-Family – 0.4%
CA Statewide Communities Development Authority
Oracle Communities Corp., Series 2002 E-1, 5.375% 07/01/32	2,000,000	1,459,340
Multi-Family Total		1,459,340
Single-Family – 0.6%
CA Housing Finance Agency
Series 1997 B-3 Class I, AMT, Insured: FHA 5.400% 08/01/28	485,000	474,417
Series 2006 K, AMT, 4.625% 08/01/26	2,500,000	1,889,150
CA Rural Home Mortgage Finance Authority
Series 1997 A-2, AMT, Guarantor: GNMA 7.000% 09/01/29	40,000	40,420
Series 1998 B-5, AMT, Guarantor: FNMA 6.350% 12/01/29	55,000	55,929

	Par ($)	Value ($)
Series 2000 B, AMT, Guarantor: FNMA 7.300% 06/01/31	40,000	40,983
Series 2000 D, AMT, Guarantor: GNMA 7.100% 06/01/31	40,000	40,481
Single-Family Total		2,541,380
Housing Total		4,000,720
Industrials – 0.5%
Oil & Gas – 0.5%
CA Southern California Public Power Authority
Series 2007,
5.000% 11/01/33	3,385,000	2,111,902
Oil & Gas Total		2,111,902
Industrials Total		2,111,902
Other – 18.7%
Other – 0.7%
CA Infrastructure & Economic Development Bank
Walt Disney Family Museum, Series 2008, 5.250% 02/01/38	3,050,000	2,694,217
Other Total		2,694,217
Pool/Bond Bank – 0.1%
CA Educational Facilities Authority
Series 1999 B,
5.250% 04/01/24	725,000	558,627
Pool/Bond Bank Total		558,627
Refunded/Escrowed (c) – 16.7%
CA Central Unified School District
Series 1993, Escrowed to Maturity, Insured: AMBAC (a) 03/01/18	20,065,000	12,749,903
CA Daly City Housing Development Finance Agency
Linc Franciscan LP, Series 2002 A, Pre-refunded 12/15/13, 5.850% 12/15/32	2,000,000	2,277,920

See Accompanying Notes to Financial Statements.

8

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA East Whittier City School District
Series 1997 A, Escrowed to Maturity, Insured: FGIC 5.750% 08/01/17	1,675,000	1,835,415
CA Educational Facilities Authority
Series 1999 B, Pre-refunded 04/01/09, 5.250% 04/01/24	275,000	281,831
Series 2000 B, Pre-refunded 06/01/10, 6.625% 06/01/20	170,000	182,493
CA Health Facilities Financing Authority
Kaiser Permanente, Series 1998 A, Escrowed to Maturity, Insured: FSA 5.000% 06/01/24	3,000,000	2,993,430
CA Infrastructure & Economic Development Bank Revenue
Series 2003 A, Pre-refunded 07/01/26, Insured: AMBAC 5.125% 07/01/37	4,275,000	4,402,865
CA Inland Empire Solid Waste Financing Authority
Series 1996 B, AMT, Escrowed to Maturity, Insured: FSA 6.250% 08/01/11	1,270,000	1,328,966
CA Lompoc Unified School District
Election of 2002, Series 2003 A, Pre-refunded 08/01/13, Insured: FGIC 5.000% 08/01/27	2,065,000	2,235,342
CA Metropolitan Water District of Southern California
Series 1993 A,
Escrowed to Maturity, 5.750% 07/01/21	2,865,000	3,103,569
CA Morgan Hill Unified School District
Series 2002, Escrowed to Maturity, Insured: FGIC (a) 08/01/21	2,010,000	1,026,567

	Par ($)	Value ($)
CA Pleasanton-Suisun City Home Financing Authority
Series 1984 A, Escrowed to Maturity, Insured: MBIA (a) 10/01/16	5,270,000	3,674,350
CA Pomona
Single Family Mortgage Revenue, Series 1990 B, Escrowed to Maturity, Guarantor: GNMA 7.500% 08/01/23	1,000,000	1,206,320
CA Redding Electric Systems Revenue
Series 1992 A, IFRN, Escrowed to Maturity, Insured: MBIA 6.223% 07/01/22 (d)	580,000	735,649
CA Riverside County
Series 1989 A, AMT, Escrowed to Maturity, Guarantor: GNMA 7.800% 05/01/21	2,500,000	3,100,375
CA San Joaquin Hills Transportation Corridor Agency
Series 1993, Escrowed to Maturity, (a) 01/01/20	15,400,000	8,662,038
CA San Jose Redevelopment Agency
Series 1993, Escrowed to Maturity, Insured: MBIA 6.000% 08/01/15	1,405,000	1,611,914
CA Santa Margarita Water District
Community Facilities District No. 99-1, Series 2003, Pre-refunded 09/01/13, 6.000% 09/01/30	1,000,000	1,108,120
CA Southern California Public Power Authority
Series 2003 A-1, Pre-refunded 07/01/13, Insured: AMBAC 5.000% 07/01/25	1,000,000	1,082,820
CA State Department of Water Resources
Series 2001, Escrowed to Maturity, Insured: FSA 5.500% 12/01/14	10,000	11,164

See Accompanying Notes to Financial Statements.

9

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Statewide Communities Development Authority
Eskaton Village - Grass Valley, Series 2000, Pre-refunded 11/15/10, 8.250% 11/15/31	2,395,000	2,666,928
CA State
Series 2000: Pre-refunded 05/01/10, 5.625% 05/01/26	60,000	63,655
Pre-refunded 09/01/10,
Insured: FGIC
5.250% 09/01/30	155,000	163,375
Series 2004:
Pre-refunded 02/01/14,
5.000% 02/01/33	1,000,000	1,079,630
Pre-refunded 04/01/14,
5.250% 04/01/34	1,500,000	1,640,850
CA Whisman School District
Series 1996 A, Escrowed to Maturity, Insured: FGIC (a) 08/01/16	1,645,000	1,166,124
PR Commonwealth of Puerto Rico Aqueduct & Sewer Authority
Series 1995, Escrowed to Maturity, Insured: MBIA 6.250% 07/01/13	2,750,000	3,109,508
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1989 O,
Pre-refunded to various dates beginning 07/01/15, (a) 07/01/17	2,490,000	1,611,528
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/32	1,500,000	1,501,125
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E,
Pre-refunded 02/01/12, 5.500% 08/01/29	480,000	511,502
Refunded/Escrowed Total		67,125,276

	Par ($)	Value ($)
Tobacco – 1.2%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	7,500,000	4,650,675
Tobacco Total		4,650,675
Other Total		75,028,795
Resource Recovery – 0.8%
Disposal – 0.8%
CA Pollution Control Financing Authority
Waste Management, Series 2002 A, 5.000% 01/01/22	2,000,000	1,465,500
CA Statewide Communities Development Authority
Series 2003 A, AMT,
4.950% 12/01/12	2,000,000	1,749,760
Disposal Total		3,215,260
Resource Recovery Total		3,215,260
Tax-Backed – 46.0%
Local Appropriated – 7.8%
CA Alameda County
Series 1989,
Insured: MBIA
(a) 06/15/14	2,185,000	1,672,071
CA Anaheim Public Financing Authority
Series 1997 C,
Insured: FSA
6.000% 09/01/14	3,500,000	3,868,445
Series 2007 A-1,
Insured: FGIC
4.250% 09/01/35	3,500,000	2,533,440
CA Antelope Valley East-Kern Water Agency
Certificates of Participation, Series 2007 A-1, Insured: FGIC 4.375% 06/01/37	2,500,000	1,882,525
CA Bodega Bay Fire Protection District
Certificates of Participation, Series 1996, 6.450% 10/01/31	1,185,000	975,267

See Accompanying Notes to Financial Statements.

10

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Los Angeles County Schools
Regionalized Business Services Corp., Series 1999 A, Insured: AMBAC: (a) 08/01/16	1,945,000	1,307,662
(a) 08/01/17	1,980,000	1,246,529
CA Modesto
Certificates of Participation, Series 1993 A, Insured: AMBAC 5.000% 11/01/23	2,235,000	1,989,552
CA Oakland Joint Powers Financing Authority
Series 2008 B,
5.000% 08/01/22	3,000,000	2,892,810
CA Sacramento City Financing Authority
Series 1993 A,
Insured: AMBAC
5.375% 11/01/14	1,100,000	1,134,111
CA San Joaquin County
Certificates of Participation, Series 1993, Insured: MBIA 5.500% 11/15/13	1,750,000	1,820,893
CA Santa Ana Financing Authority
Series 1994 A,
Insured: MBIA
6.250% 07/01/18	6,035,000	6,449,665
CA Victor Elementary School District
Series 1996,
Insured: MBIA
6.450% 05/01/18	3,345,000	3,641,534
Local Appropriated Total		31,414,504
Local General Obligations – 16.5%
CA Cabrillo Unified School District
Series 1996 A,
Insured: AMBAC
(a) 08/01/15	3,000,000	2,149,710
CA Central Valley School District Financing Authority
Series 1998 A,
Insured: MBIA
6.450% 02/01/18	1,000,000	1,087,140

	Par ($)	Value ($)
CA Clovis Unified School District
Series 2001 A,
Insured: FGIC
(a) 08/01/16	3,000,000	2,053,890
CA Coast Community College District
Series 2005,
Insured: MBIA
(a) 08/01/22	4,000,000	1,856,800
CA Corona-Norco Unified School District
Series 2001 C,
Insured: FGIC
(a) 09/01/17	1,000,000	626,570
CA Culver City School Facilities Financing Authority
Series 2005,
Insured: FSA:
5.500% 08/01/25	655,000	675,253
5.500% 08/01/26	1,750,000	1,804,057
CA East Side Union High School District Santa Clara County
Series 2003 B,
Insured: MBIA
5.250% 08/01/26	2,010,000	1,838,326
CA Fillmore Unified School District
Series 1997 A,
Insured: FGIC
(a) 07/01/17	650,000	411,158
CA Fresno Unified School District
Series 2002 A,
Insured: MBIA
6.000% 02/01/19	2,480,000	2,594,526
CA Golden West Schools Financing Authority
Beverly Hills Unified School District, Series 2005, Insured: FGIC 5.250% 08/01/18	1,000,000	1,042,630
Placentia Yorba Linda Unified, Series 2006, Insured: AMBAC 5.500% 08/01/24	1,825,000	1,877,268
CA Grossmont Union High School District
Series 2006,
Insured: MBIA
(a) 08/01/28	5,000,000	1,517,300

See Accompanying Notes to Financial Statements.

11

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Hacienda La Puente Unified School District
Series 2005,
Insured: FGIC
5.000% 08/01/19	2,050,000	2,026,199
CA Jefferson Union High School District
Series 2000 A,
Insured: MBIA
6.450% 08/01/25	1,000,000	1,040,770
CA Lafayette
Series 2002,
5.125% 07/15/25	1,995,000	1,965,155
CA Las Virgenes Unified School District
Series 1997 C,
Insured: FGIC
(a) 11/01/20	1,205,000	615,526
CA Los Angeles Unified School District
Series 2002 E,
Insured: MBIA
5.750% 07/01/16	2,500,000	2,742,150
CA Manteca Unified School District
Series 2006,
Insured: MBIA
(a) 08/01/32	5,440,000	1,191,578
CA Modesto High School District
Series 2002 A,
Insured: FGIC
(a) 08/01/16	1,500,000	1,008,480
CA New Haven Unified School District
Series 2002,
Insured: FSA
12.000% 08/01/17	1,565,000	2,423,089
CA Oak Park Unified School District
Series 2000,
Insured: FSA
(a) 05/01/14	2,095,000	1,660,853
CA Oxnard Union High School District
Series 2001 A,
Insured: MBIA
5.650% 02/01/17	960,000	1,001,222
CA Pajaro Valley Unified School District
Series 2005,
Insured: FSA
5.250% 08/01/18	1,000,000	1,033,760

	Par ($)	Value ($)
CA Pomona Unified School District
Series 2001 A,
Insured: MBIA
5.900% 02/01/16	845,000	898,565
CA Redwood City Elementary School District
Series 1997,
Insured: FGIC
(a) 08/01/18	2,385,000	1,389,429
CA Rocklin Unified School District
Series 1995 C,
Insured: MBIA
(a) 07/01/20	6,920,000	3,679,295
Series 2003,
Insured: FGIC
(a) 08/01/17	2,000,000	1,259,120
CA San Juan Unified School District
Series 2001,
Insured: FSA
(a) 08/01/15	2,760,000	2,001,304
CA San Marino Unified School District
Series 1998 B,
5.000% 06/01/23	1,000,000	994,840
CA San Mateo County Community College
Series 2006 C,
Insured: MBIA
(a) 09/01/26	1,925,000	662,335
CA San Mateo Union High School District
Series 2000 B,
Insured: FGIC
(a) 09/01/26	4,005,000	1,385,890
CA Sanger Unified School District
Series 1999,
Insured: MBIA
5.350% 08/01/15	1,500,000	1,522,395
CA Santa Margarita - Dana Point Authority
Series 1994 B,
Insured: MBIA
7.250% 08/01/13	2,000,000	2,294,320
CA Saratoga
Series 2001,
Insured: MBIA
5.250% 08/01/31	2,000,000	1,930,340
CA Simi Valley Unified School District
Series 1997,
Insured: AMBAC
5.250% 08/01/22	925,000	875,485

See Accompanying Notes to Financial Statements.

12

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA South San Francisco Unified School District
Series 2006,
Insured: MBIA
5.250% 09/15/22	1,500,000	1,548,180
CA Tahoe-Truckee Unified School District
No. 1-A,
Series 1999,
Insured: FGIC
(a) 08/01/23	3,780,000	1,533,697
No. 2-A,
Series 1999,
Insured: FGIC
(a) 08/01/24	2,965,000	1,121,333
CA Union Elementary School District
Series 1999 A,
Insured: FGIC
(a) 09/01/19	1,750,000	970,882
CA Upland Unified School District
Series 2001,
Insured: FSA
5.125% 08/01/25	750,000	733,043
CA West Contra Costa Unified School District
Series 2001 A,
Insured: MBIA
5.600% 02/01/20	1,610,000	1,568,591
Series 2005 D,
Insured: FGIC
(a) 08/01/22	5,000,000	2,100,450
CA West Covina Unified School District
Series 2002 A,
Insured: MBIA
5.250% 02/01/19	725,000	718,374
CA Yuba City Unified School District
Series 2000,
Insured: FGIC
(a) 09/01/20	2,385,000	1,174,994
Local General Obligations Total		66,606,272
Special Non-Property Tax – 3.2%
CA San Diego Redevelopment Agency
Series 2001,
Insured: FSA
(a) 09/01/20	3,630,000	1,817,323
CA San Francisco Bay Area Rapid Transit Financing Authority
Series 2001,
Insured: AMBAC
5.000% 07/01/26	525,000	501,816

	Par ($)	Value ($)
Series 2005 A,
Insured: MBIA
4.250% 07/01/25	2,000,000	1,711,520
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Y,
Insured: MBIA
6.250% 07/01/12	3,000,000	3,142,380
Series 1998 A,
Insured: MBIA
4.750% 07/01/38	2,250,000	1,706,288
Series 2002 E,
Insured: FSA
5.500% 07/01/14	2,000,000	2,091,800
Series 2006 BB,
Insured: FSA
5.250% 07/01/22	2,000,000	1,932,680
Special Non-Property Tax Total		12,903,807
Special Property Tax – 11.4%
CA Carson Improvement Bond Act 1915
Series 1992,
7.375% 09/02/22	125,000	118,813
CA Cerritos Public Financing Authority
Los Coyotes Redevelopment, Series 1993 A, Insured: AMBAC 6.500% 11/01/23	2,000,000	2,112,220
CA Elk Grove Unified School District
Community Facilities District No. 1, Series 1995 A, Insured: AMBAC: (a) 12/01/18	2,720,000	1,518,386
6.500% 12/01/24	4,055,000	4,046,687
CA Inglewood Redevelopment Agency
Series 1998 A,
Insured: AMBAC
5.250% 05/01/23	1,000,000	977,670
CA Lancaster Financing Authority
Series 2003,
Insured: MBIA
5.125% 02/01/17	1,270,000	1,287,640
CA Long Beach Bond Finance Authority
Series 2006 C,
Insured: AMBAC
5.500% 08/01/31	3,250,000	2,937,610

See Accompanying Notes to Financial Statements.

13

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Los Angeles Community Redevelopment Agency
Series 1998 C,
Insured: MBIA
5.375% 07/01/18	1,665,000	1,676,722
CA Los Angeles County Public Works Financing Authority
J.F. Shea Co.,
Series 1996 A,
Insured: FSA
5.500% 10/01/18	2,695,000	2,859,179
Regional Park & Open Space,
Series 2005,
Insured: FSA
5.250% 10/01/18	2,000,000	2,124,120
CA Oakdale Public Financing Authority
Central City Redevelopment Project, Series 2004, 5.375% 06/01/33	1,500,000	1,134,960
CA Oakland Redevelopment Agency
Series 1992,
Insured: AMBAC
5.500% 02/01/14	8,400,000	8,844,360
CA Oceanside Community Facilities
Ocean Ranch Corp., Series 2004, 5.875% 09/01/34	1,000,000	803,130
CA Orange County Community Facilities District
Ladera Ranch, Series 2004 A, 5.625% 08/15/34	850,000	679,787
CA Rancho Cucamonga Redevelopment Agency
Series 2007 A,
Insured: MBIA
5.000% 09/01/34	1,000,000	854,320
CA Redwood City Community Facilities District No. 1
Series 2003 B,
5.950% 09/01/28	750,000	628,507
CA Riverside County Public Financing Authority
Series 1991 A,
8.000% 02/01/18	20,000	20,061

	Par ($)	Value ($)
CA San Bernardino Joint Powers Financing Authority
Series 1998 A,
Insured: AMBAC
5.750% 07/01/14	985,000	1,041,874
Series 2005 A,
Insured: FSA
5.750% 10/01/24	2,420,000	2,557,383
CA San Jose Redevelopment Agency
Series 1993,
Insured: MBIA
6.000% 08/01/15	2,790,000	3,004,663
CA Sulphur Springs Unified School District
Series 2002-1-A,
6.000% 09/01/33	1,500,000	1,162,935
CA West Covina Redevelopment Agency
Series 1996,
6.000% 09/01/17	5,000,000	5,346,100
Special Property Tax Total		45,737,127
State Appropriated – 2.5%
CA Public Works Board
Department of Mental Health, Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	1,500,000	1,526,790
Various State Prisons Projects, Series 1993 A, Insured: AMBAC: 5.000% 12/01/19	6,000,000	5,789,520
5.250% 12/01/13	2,500,000	2,553,300
State Appropriated Total		9,869,610
State General Obligations – 4.6%
CA State
Series 1995,
5.750% 03/01/09	65,000	65,709
Series 2000,
5.625% 05/01/26	160,000	160,387
Series 2003,
5.250% 02/01/20	1,250,000	1,259,088
Series 2007,
4.500% 08/01/26	2,500,000	2,142,050
Series 2008,
5.000% 08/01/34	2,500,000	2,231,925
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C,
5.500% 07/01/14	500,000	507,485

See Accompanying Notes to Financial Statements.

14

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico
Series 1995,
Insured: MBIA
5.650% 07/01/15	1,000,000	1,019,920
Series 1996,
Insured: MBIA
6.500% 07/01/14	2,000,000	2,119,980
Series 2004 A:
5.250% 07/01/21	2,000,000	1,841,380
5.250% 07/01/22	2,000,000	1,833,300
Series 2007 A,
5.500% 07/01/21	2,500,000	2,356,125
PR Public Buildings Authority
Series 2007,
6.250% 07/01/23	3,000,000	3,011,130
State General Obligations Total		18,548,479
Tax-Backed Total		185,079,799
Transportation – 2.4%
Airports – 0.7%
CA County of Sacramento
Series 2008 B, AMT,
Insured: FSA
5.250% 07/01/39	1,000,000	757,550
CA San Diego County Regional Airport Authority
Series 2005, AMT,
Insured: AMBAC
5.250% 07/01/20	750,000	666,195
CA San Francisco City & County Airports Commission
Series 2008 34E, AMT,
5.750% 05/01/25	1,500,000	1,327,590
Airports Total		2,751,335
Toll Facilities – 1.7%
CA Bay Area Toll Authority
Series 2008 F-1,
5.125% 04/01/47	2,500,000	2,219,700
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Insured: MBIA
5.000% 01/01/35	2,000,000	1,646,480

	Par ($)	Value ($)
Series 1999,
5.750% 01/15/40	4,000,000	3,113,000
Toll Facilities Total		6,979,180
Transportation Total		9,730,515
Utilities – 14.7%
Investor Owned – 1.8%
CA Chula Vista Industrial Development Authority
San Diego Gas & Electric Co., Series 1996 B, AMT, 5.500% 12/01/21	2,000,000	1,772,640
San Diego Gas D, Series 2005, AMT, 5.000% 12/01/27	3,500,000	2,747,185
CA Pollution Control Financing Authority
San Diego Gas & Electric Co., Series 1996 A, Insured: AMBAC 5.900% 06/01/14	2,650,000	2,858,237
Investor Owned Total		7,378,062
Joint Power Authority – 1.1%
CA Southern California Public Power Authority
Series 1989,
6.750% 07/01/13	4,000,000	4,512,760
Joint Power Authority Total		4,512,760
Municipal Electric – 3.1%
CA Modesto Irrigation District
Certificates of Participation, Series 2004 B, 5.500% 07/01/35	2,000,000	1,832,900
CA Sacramento Municipal Utility District
Series 1993 G,
Insured: MBIA
6.500% 09/01/13	1,500,000	1,605,705
Series 1997 K,
Insured: AMBAC:
5.250% 07/01/24	2,220,000	2,182,615
5.700% 07/01/17	1,900,000	2,053,501
Series 2001 N,
Insured: MBIA
5.000% 08/15/28	2,000,000	1,815,140

See Accompanying Notes to Financial Statements.

15

Columbia California Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2007 VV,
Insured: MBIA
5.250% 07/01/29	2,000,000	1,756,900
Series 2008 WW,
5.000% 07/01/28	1,500,000	1,286,265
Municipal Electric Total		12,533,026
Water & Sewer – 8.7%
CA Big Bear Lake
Series 1996,
Insured: MBIA
6.000% 04/01/15	1,350,000	1,440,018
CA Chino Basin Regional Financing Authority
Inland Empire Utilities Agency,
Series 2008 A,
Insured: AMBAC
5.000% 11/01/38	2,000,000	1,718,320
CA Contra Costa Water District
Series 2002 L,
Insured: FSA
5.000% 10/01/24	1,920,000	1,882,752
CA Eastern Municipal Water District
Certificates of Participation,
Series 1991,
Insured: FGIC
6.750% 07/01/12	1,000,000	1,062,740
CA Elsinore Valley Municipal Water District
Certificates of Participation,
Series 1992 A,
Insured: FGIC
6.000% 07/01/12	2,500,000	2,572,500
CA Fresno
Series 1993 A-1,
Insured: AMBAC
6.250% 09/01/14	5,000,000	5,305,300
CA Lodi Wastewater Systems Revenue
Series 2007 A,
Insured: FSA
5.000% 10/01/37	1,250,000	1,110,525
CA Los Angeles Department of Water & Power
Series 2001 A:
5.125% 07/01/41	3,000,000	2,684,490
Insured: FGIC
5.125% 07/01/41	3,000,000	2,676,540

	Par ($)	Value ($)
CA Manteca Financing Authority
Series 2003 B,
Insured: MBIA
5.000% 12/01/33	665,000	668,644
CA Metropolitan Water District of Southern California
Series 1993 A,
5.750% 07/01/21	3,635,000	3,860,188
CA Pico Rivera Water Authority
Series 1999 A,
Insured: MBIA
5.500% 05/01/29	2,000,000	1,936,880
CA Sacramento County Sanitation District
Series 2001,
Insured: AMBAC
5.500% 12/01/18	2,000,000	2,134,520
CA Santa Clara Valley Water District
Series 2006,
Insured: FSA
4.250% 06/01/30	2,500,000	1,992,275
CA Santa Maria Water & Wastewater
Series 1997 A,
Insured: AMBAC
(a) 08/01/14	2,000,000	1,520,620
CA State Department of Water Resources
Series 2001,
Insured: FSA
5.500% 12/01/14	1,990,000	2,182,891
Water & Sewer Total		34,749,203
Utilities Total		59,173,051
Total Municipal Bonds (cost of $406,286,166)		384,824,432
Municipal Preferred Stock – 0.5%
	Shares
Housing – 0.5%
Multi-Family – 0.5%
Munimae TE Bond Subsidiary LLC
Series 2004 A-2,
4.900% 06/30/49 (e)	2,000,000	1,740,180
Multi-Family Total		1,740,180
Housing Total		1,740,180
Total Municipal Preferred Stock (cost of $2,000,000)		1,740,180

See Accompanying Notes to Financial Statements.

16

Columbia California Tax-Exempt Fund

October 31, 2008

Investment Company – 0.4%
	Shares	Value ($)
Dreyfus Municipal Cash
Management Plus (7 day yield of 2.260%)	1,637,554	1,637,554
Total Investment Company (cost of $1,637,554)		1,637,554
Other – 0.0%
Transportation – 0.0%
CA Statewide Communities Development Authority
United Airlines, Inc., Series 2001, 07/01/39 (f)(g)	2,000,000	80,000
Transportation Total		80,000
Total Other (cost of $—)		80,000
Short-Term Obligation – 0.0%
	Par ($)
Variable Rate Demand Note (h) – 0.0%
CA Department of Water Resources
Power Supply Revenue, Series 2005 F-2, LOC: JPMorgan Chase Bank, LOC: Societe Generale 0.900% 05/01/20	100,000	100,000
Variable Rate Demand Note Total		100,000
Total Short-Term Obligation (cost of $100,000)		100,000
Total Investments – 96.5% (cost of $410,023,720) (i)		388,382,166
Other Assets & Liabilities, Net – 3.5%		14,067,224
Net Assets – 100.0%		402,449,390

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At October 31, 2008, the value of this security amounted to $1,458,690 which represents 0.4% of net assets. Additional information on this restricted security is as follows:

Security	Acquisition Date	Acquisition Cost
CA Statewide Communities Development Authority; Crossroads School for Arts & Sciences, Series 1998, 6.000% 08/01/28	08/21/98	$1,750,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2008.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, the value of this security, which is not illiquid, represents 0.5% of net assets.

(f)  Non-income producing.

(g)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(h)  This security is payable upon demand and secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflect the rate at October 31, 2008.

(i)  Cost for federal income tax purposes is $409,883,637.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	46.0
Refunded/Escrowed	16.7
Utilities	14.7
Health Care	8.3
Education	3.2
Transportation	2.4
Other	2.0
Housing	1.0
Resource Recovery	0.8
Industrials	0.5
	95.6
Municipal Preferred Stock	0.5
Investment Company	0.4
Other	0.0	*
Short-Term Obligation	0.0	*
Other Assets & Liabilities, Net	3.5
	100.0

*  Represented less than 0.1%.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

17

Statement of Assets and Liabilities – Columbia California Tax-Exempt Fund
October 31, 2008

Assets	Investments, at cost	$410,023,720
	Investments, at value	$388,382,166
	Cash	2,629,050
	Receivable for:
	Investments sold	4,704,390
	Fund shares sold	2,561,551
	Interest	5,587,653
	Trustees' deferred compensation plan	33,550
	Other assets	919
	Total Assets	403,899,279
Liabilities	Expense reimbursement due to investment advisor	17,238
	Payable for:
	Fund shares repurchased	199,763
	Distributions	812,968
	Investment advisory fee	170,839
	Transfer agent fee	29,755
	Pricing and bookkeeping fees	13,180
	Trustees' fees	31,549
	Custody fee	2,706
	Distribution and service fees	73,790
	Chief compliance officer expenses	62
	Trustees' deferred compensation plan	33,550
	Other liabilities	64,489
	Total Liabilities	1,449,889
	Net Assets	402,449,390
Net Assets Consist of	Paid-in capital	423,973,206
	Undistributed net investment income	282,480
	Accumulated net realized loss	(164,742)
	Net unrealized depreciation on investments	(21,641,554)
	Net Assets	402,449,390
Class A	Net assets	$263,220,250
	Shares outstanding	39,247,362
	Net asset value per share	$6.71	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($6.71/0.9525)	$7.04	(b)
Class B	Net assets	$9,739,809
	Shares outstanding	1,452,248
	Net asset value and offering price per share	$6.71	(a)
Class C	Net assets	$21,898,671
	Shares outstanding	3,265,246
	Net asset value and offering price per share	$6.71	(a)
Class Z	Net assets	$107,590,660
	Shares outstanding	16,042,628
	Net asset value, offering and redemption price per share	$6.71

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

18

Statement of Operations – Columbia California Tax-Exempt Fund
For the Year Ended October 31, 2008

		($)
Investment Income	Interest	21,586,446
	Dividends	125,457
	Securities lending income	13
	Total Investment Income	21,711,916
Expenses	Investment advisory fee	2,181,403
	Distribution fee:
	Class B	98,202
	Class C	150,840
	Service fee:
	Class A	664,448
	Class B	31,156
	Class C	47,855
	Transfer agent fee	85,476
	Pricing and bookkeeping fees	131,048
	Trustees' fees	25,657
	Custody fee	18,955
	Chief compliance officer expenses	749
	Other expenses	207,175
	Total Expenses	3,642,964
	Fees waived or expenses reimbursed by investment advisor	(29,313)
	Fees waived by distributor—Class C	(60,360)
	Expense reductions	(3,853)
	Net Expenses	3,549,438
	Net Investment Income	18,162,478
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain (loss) on:
	Investments	1,080,044
	Futures contracts	(22,545)
	Net realized gain	1,057,499
	Net change in unrealized appreciation (depreciation) on:
	Investments	(49,695,003)
	Futures contracts	192,106
	Net change in unrealized appreciation (depreciation)	(49,502,897)
	Net Loss	(48,445,398)
	Net Decrease Resulting from Operations	(30,282,920)

See Accompanying Notes to Financial Statements.

19

Statement of Changes in Net Assets – Columbia California Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	18,162,478	17,848,496
	Net realized gain on investments and futures contracts	1,057,499	2,419,467
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(49,502,897)	(12,124,486)
	Net Increase (Decrease) Resulting from Operations	(30,282,920)	8,143,477
Distributions to Shareholders	From net investment income:
	Class A	(11,559,069)	(11,429,081)
	Class B	(442,150)	(648,196)
	Class C	(741,322)	(572,773)
	Class Z	(5,418,607)	(5,193,527)
	From net realized gains:
	Class A	(1,597,721)	(985,879)
	Class B	(89,254)	(77,965)
	Class C	(104,151)	(54,363)
	Class Z	(730,285)	(419,456)
	Total Distributions to Shareholders	(20,682,559)	(19,381,240)
	Net Capital Share Transactions	16,332,602	(8,450,947)
	Total Decrease in Net Assets	(34,632,877)	(19,688,710)
Net Assets	Beginning of period	437,082,267	456,770,977
	End of period	402,449,390	437,082,267
	Undistributed net investment income, at end of period	282,480	310,689

See Accompanying Notes to Financial Statements.

20

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Year Ended October 31,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	8,916,823	65,274,242	4,085,761	30,967,797
Distributions reinvested	1,184,466	8,612,536	1,015,424	7,726,947
Redemptions	(8,118,611)	(58,820,520)	(5,669,785)	(42,946,663)
Net Increase (Decrease)	1,982,678	15,066,258	(568,600)	(4,251,919)
Class B
Subscriptions	145,678	1,073,625	35,886	273,102
Distributions reinvested	46,959	343,107	63,700	485,409
Redemptions	(876,556)	(6,424,692)	(1,065,726)	(8,110,885)
Net Decrease	(683,919)	(5,007,960)	(966,140)	(7,352,374)
Class C
Subscriptions	1,651,124	12,081,252	436,145	3,310,841
Distributions reinvested	63,179	458,523	43,463	330,590
Redemptions	(670,276)	(4,878,905)	(355,147)	(2,711,044)
Net Increase	1,044,027	7,660,870	124,461	930,387
Class Z
Subscriptions	4,727,932	34,922,006	3,628,532	27,532,856
Distributions reinvested	74,327	545,939	46,070	352,743
Redemptions	(5,048,600)	(36,854,511)	(3,386,180)	(25,662,640)
Net Increase (Decrease)	(246,341)	(1,386,566)	288,422	2,222,959

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.55		$7.74		$7.59		$7.74		$7.70
Income from Investment Operations:
Net investment income (a)	0.30		0.30		0.31		0.31		0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.79)		(0.16)		0.18		(0.15)		0.20
Total from Investment Operations	(0.49)		0.14		0.49		0.16		0.51
Less Distributions to Shareholders:
From net investment income	(0.31)		(0.30)		(0.31)		(0.31)		(0.31)
From net realized gains	(0.04)		(0.03)		(0.03)		—		(0.16)
Total Distributions to Shareholders	(0.35)		(0.33)		(0.34)		(0.31)		(0.47)
Net Asset Value, End of Period	$6.71		$7.55		$7.74		$7.59		$7.74
Total return (b)	(6.80	)%(c)	1.86	%(c)	6.61	%(c)	2.05	%(c)	6.81%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%		0.83%		0.83%		0.90%		0.87%
Waiver/Reimbursement	0.01%		0.03%		0.02%		—	%(e)	—
Net investment income (d)	4.14%		3.99%		4.04%		4.00%		4.07%
Portfolio turnover rate	12%		12%		10%		7%		4%
Net assets, end of period (000's)	$263,220		$281,254		$292,740		$303,486		$199,877

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$7.55		$7.74		$7.59		$7.74		$7.70
Income from Investment Operations:
Net investment income (a)	0.25		0.25		0.25		0.25		0.25
Net realized and unrealized gain (loss) on investments and futures contracts	(0.80)		(0.17)		0.18		(0.15)		0.20
Total from Investment Operations	(0.55)		0.08		0.43		0.10		0.45
Less Distributions to Shareholders:
From net investment income	(0.25)		(0.24)		(0.25)		(0.25)		(0.25)
From net realized gains	(0.04)		(0.03)		(0.03)		—		(0.16)
Total Distributions to Shareholders	(0.29)		(0.27)		(0.28)		(0.25)		(0.41)
Net Asset Value, End of Period	$6.71		$7.55		$7.74		$7.59		$7.74
Total return (b)	(7.49	)%(c)	1.10	%(c)	5.82	%(c)	1.29	%(c)	6.01%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%		1.58%		1.58%		1.65%		1.62%
Waiver/Reimbursement	0.01%		0.03%		0.02%		—	%(e)	—
Net investment income (d)	3.38%		3.25%		3.29%		3.25%		3.32%
Portfolio turnover rate	12%		12%		10%		7%		4%
Net assets, end of period (000's)	$9,740		$16,123		$24,004		$30,327		$28,600

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

23

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.55	$7.74	$7.59	$7.74	$7.70
Income from Investment Operations:
Net investment income (a)	0.27	0.27	0.27	0.27	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.80)	(0.16)	0.18	(0.15)	0.19
Total from Investment Operations	(0.53)	0.11	0.45	0.12	0.47
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.27)	(0.27)	(0.27)
From net realized gains	(0.04)	(0.03)	(0.03)	—	(0.16)
Total Distributions to Shareholders	(0.31)	(0.30)	(0.30)	(0.27)	(0.43)
Net Asset Value, End of Period	$6.71	$7.55	$7.74	$7.59	$7.74
Total return (b)(c)	(7.22)%	1.40%	6.13%	1.59%	6.33%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.28%	1.28%	1.35%	1.32%
Waiver/Reimbursement	0.31%	0.33%	0.32%	0.30%	0.30%
Net investment income (d)	3.69%	3.54%	3.59%	3.55%	3.62%
Portfolio turnover rate	12%	12%	10%	7%	4%
Net assets, end of period (000's)	$21,899	$16,765	$16,224	$17,063	$14,244

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

24

Financial Highlights – Columbia California Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,			Period Ended October 31,
Class Z Shares	2008	2007	2006	2005 (a)
Net Asset Value, Beginning of Period	$7.55	$7.74	$7.59	$7.73
Income from Investment Operations:
Net investment income (b)	0.32	0.32	0.32	0.04
Net realized and unrealized gain (loss) on investments and futures contracts	(0.80)	(0.16)	0.19	(0.14)
Total from Investment Operations	(0.48)	0.16	0.51	(0.10)
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.32)	(0.33)	(0.04)
From net realized gains	(0.04)	(0.03)	(0.03)	—
Total Distributions to Shareholders	(0.36)	(0.35)	(0.36)	(0.04)
Net Asset Value, End of Period	$6.71	$7.55	$7.74	$7.59
Total return (c)(d)	(6.57)%	2.09%	6.85%	(1.28	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.60%	0.60%	0.60%	0.58	%(g)
Waiver/Reimbursement	0.01%	0.03%	0.02%	—	%(g)(h)
Net investment income (f)	4.38%	4.23%	4.26%	4.29	%(g)
Portfolio turnover rate	12%	12%	10%	7%
Net assets, end of period (000's)	$107,591	$122,941	$123,803%	$117,979

(a)  Class Z shares commenced operations on September 19, 2005. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

25

Notes to Financial Statements – Columbia California Tax-Exempt Fund
October 31, 2008

Note 1. Organization

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and California individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

26

Columbia California Tax-Exempt Fund, October 31, 2008

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

27

Columbia California Tax-Exempt Fund, October 31, 2008

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(29,539)	$29,538	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31,
	2008	2007
Tax-Exempt Income	$18,139,735	$17,835,543
Ordinary Income*	302,206	396,868
Long-Term Capital Gains	2,240,618	1,148,829

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$1,000,997	$354,029	$(21,501,471)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from discount accretion/premium amortization on debt securities.

28

Columbia California Tax-Exempt Fund, October 31, 2008

Unrealized appreciation and depreciation at October 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$12,168,017
Unrealized depreciation	(33,669,488)
Net unrealized depreciation	$(21,501,471)

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2008, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

29

Columbia California Tax-Exempt Fund, October 31, 2008

For the year ended October 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2008, these minimum account balance fees reduced total expenses by $1,460.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2008, the Distributor has retained net underwriting discounts of $27,845 on sales of the Fund's Class A shares and received net CDSC fees of $45,355, $21,054 and $7,517 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2008, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays

30

Columbia California Tax-Exempt Fund, October 31, 2008

its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2008, these custody credits reduced total expenses by $2,393 for the Fund.

Note 6. Portfolio Information

For the year ended October 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $51,696,473 and $49,228,648, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of October 31, 2008, one shareholder held 24.6% of the Fund's shares outstanding, over which BOA and/or any of its affiliates had either sole or joint investment discretion.

Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

31

Columbia California Tax-Exempt Fund, October 31, 2008

Note 10. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2008, private insurers who insured greater than 5% of the net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	19.8
AMBAC Assurance Corp.	18.9
Financial Security Assurance, Inc.	9.6
Financial Guaranty Insurance Co.	8.9

At November 24, 2008, MBIA Insurance Corp., Financial Guaranty Insurance Co., AMBAC Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's AA, CCC, A and AAA, respectively.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2008 invested in debt obligations issued by each of California and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available

32

Columbia California Tax-Exempt Fund, October 31, 2008

as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

33

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia California Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

34

Federal Income Tax Information (Unaudited)

For the fiscal year ended October 31, 2008, the Fund designates long-term capital gains of $448,720.

99.8% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

35

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

36

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

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Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(2) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

38

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004

39

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management,

40

reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia California Tax-Exempt Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one- and three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which

41

included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia California Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee

44

rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship

45

between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:
a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a

46

management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,
Steven E. Asher

47

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia California Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

An investment in money market mutual funds is not a bank deposit, and is not insured or guaranteed by Bank of America, N.A. or any of its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectuses for a complete discussion of the risks of investing in money market mutual funds.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

49

Columbia Management®

Columbia California Tax-Exempt Fund

Annual Report, October 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/156810-1008 (12/08) 08/65973

Columbia Management®

Annual Report

October 31, 2008

Columbia Connecticut Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Fund Governance	29

Board Consideration and Approval of Advisory Agreements	33

Summary of Management Fee Evaluation by Independent Fee Consultant	36

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Treasury Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information.

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you.

■  On-line transactions including purchases, exchanges and redemptions.

■  Account maintenance for updating your address and dividend payment options.

■  Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Connecticut Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 5.36% without sales charge.

■  The fund trailed its benchmark, the Barclays Capital Municipal Bond Index,1 but performed better than its peer group average, the Lipper Connecticut Municipal Debt Funds Classification.2

■  Bonds in the mid-to-lower quality tiers held back performance compared to the benchmark. We believe the fund had less exposure than the average fund in its peer group to mid-quality bonds and bonds with the longest maturities, which helped it outperform.

Portfolio Management

Gary Swayze has managed the fund since November 1997 and has been with the advisor or its predecessors or affiliate organizations since 1997.

1The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–5.36%

Class A shares (without sales charge)

–3.30%

Barclays Capital Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

1

Economic Update – Columbia Connecticut Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2008

■  Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Index	Merrill Lynch Index

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 36.10%. Developed stock markets outside the United States returned negative 46.62%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The pace of economic growth ground to a halt during the 12-month period that began November 1, 2007 and ended October 31, 2008. Although the economic growth was modestly positive at the beginning of the period, the economy slipped into recession in 2008, with little relief in sight. A host of factors weighed on consumers and businesses alike.

The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, a result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market contracted for ten consecutive months, driving the unemployment rate to 6.5%, the highest rate since the early 1990s. Nearly 1.2 million jobs have been lost since the beginning of 2008, with announced layoffs likely to drive that number even higher in the months ahead. Manufacturing activity slowed and consumer spending declined, dimming hopes for the holiday season.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which plummeted to the lowest point ever in the 40-year history of the Conference Board's monthly survey.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.50% to 1.0% during the 12-month period. Despite earlier concerns about inflation, a weak economic outlook has kept the Fed focused on stimulating economic growth through lowering borrowing rates. In fact, the one bright spot during this period of uncertainty has been lower energy and commodity prices. With oil trading near $60 per barrel at the end of the period, gasoline prices are forecasted to come down below $2 per gallon after peaking above $4 per gallon during the summer months.

Bonds eke out a small, positive return

The U.S. bond market seesawed during the 12-month period but managed to eke out a small gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in several sectors rose and yields declined as economic growth slowed and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just under 4.0%, nearly one-half percentage point lower than where it stood one year ago. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 0.30%. High-yield bonds disappointed as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 26.43%.

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 36.10% for the 12-month period, as measured by the S&P 500 Index. Losses extended across all market caps and both growth and value, although value stocks held up somewhat better than growth stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.62% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.22% (in U.S. dollars).2

Past performance is no guarantee of future results.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

2The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Performance Information – Columbia Connecticut Tax-Exempt Fund

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	14,036	13,369
Class B	13,029	13,029
Class C	13,422	13,422

Average annual total return as of 10/31/08 (%)

Share class	A		B		C
Inception	11/01/91		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	–5.36	–9.86	–6.07	–10.57	–5.79	–6.69
5-year	1.43	0.45	0.68	0.35	0.98	0.98
10-year	3.45	2.95	2.68	2.68	2.99	2.99

Average annual total return as of 09/30/08 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	–3.78	–8.35	–4.50	–9.08	–4.22	–5.13
5-year	1.55	0.57	0.80	0.46	1.10	1.10
10-year	3.56	3.06	2.80	2.80	3.10	3.10

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia Connecticut Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 – 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	940.68	1,020.91	4.10	4.27	0.84
Class B	1,000.00	1,000.00	937.21	1,017.14	7.74	8.06	1.59
Class C	1,000.00	1,000.00	938.62	1,018.65	6.29	6.55	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia Connecticut Tax-Exempt Fund

For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 5.36% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index returned negative 3.30%.1 The average return of the fund's peer group, the Lipper Connecticut Municipal Debt Funds Classification, was negative 6.43%.2 The fund's shortfall to its benchmark was the result of two factors: the index is national in scope and it has less exposure than the fund to longer-term (20 to 30 years) and mid-to-lower quality sectors, which were underperformers during the period. We believe the fund outperformed its peer group average because it had less exposure to the longest maturity bonds and to weaker performing sectors.

Economic slowdown has sharp impact

A year ago, we anticipated an economic slowdown and an easing of inflationary pressures fed by high commodity prices and worldwide growth. But the intensity of the slowdown has been unexpectedly sharp. In hopes of reviving the economy, the Federal Reserve Board (the Fed) cut short-term interest rates aggressively while Congress passed a stimulus package to aid middle-class households.

Fallout from a widespread credit crisis caused municipal bonds to underperform Treasuries over this period. Sinking home values and waves of foreclosures began to shrink tax revenues and swell deficits for state and local governments. In addition, downgrades of municipal bond insurers dramatically reduced the number of AAA-rated3 municipal bonds. As a result, investors demanded higher yields for insured issues, which represent over half of the new issue market. Meanwhile, volatile markets forced some institutions to sell off their municipal bond holdings, especially hedge funds.

Amid this economic stress, the yield difference between higher and lower quality municipal bonds widened. The period's worst performance came in lower quality, long-maturity sectors where yields rose substantially. Skittish investors preferred to confine their commitments to better quality issues with maturities of five years or less, causing yields to decline and raising prices modestly for these bonds.

Lower and medium quality fund holdings and those with the longest maturities hurt results. We achieved better returns among intermediate-term prerefunded bonds, which are backed by escrowed government securities. Bonds of Puerto Rico, which are exempt from state and federal income taxes, also hurt returns. We attribute the fund's outperformance of its peer group to our smaller exposure to medium quality bonds and to bonds with the longest maturities.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	6.95
Class B	6.95
Class C	6.95

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.36
Class B	0.31
Class C	0.33

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions include $0.09 per share of taxable realized gains.

30-day SEC yields

as of 10/31/08 (%)

Class A	4.05
Class B	3.49
Class C	3.79

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	6.56
Class B	5.65
Class C	6.14

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and the applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia Connecticut Tax-Exempt Fund

Top 5 sectors

as of 10/31/08 (%)

Local General Obligations	27.9
Education	14.1
Special Non-Property Tax	10.8
Prep School	7.1
Municipal Electric	6.0

Quality breakdown

as of 10/31/08 (%)

AAA	32.3
AA	50.9
A	10.4
BB	1.5
Non-rated	3.2
Cash & Equivalents	1.7

Maturity breakdown

as of 10/31/08 (%)

1-3 years	0.3
3-5 years	8.3
5-7 years	15.1
7-10 years	16.1
10-15 years	18.9
15-20 years	20.6
20-25 years	6.3
25 years and over	12.7
Cash & Equivalents	1.7

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Connecticut feels recession impact

Connecticut may have been one of the first states to fall into recession. Payroll growth has stalled, higher unemployment has eaten into retail activity, and housing data—existing home sales and housing starts—continue to sag. Fairfield County, with its ties to Wall Street and the financial industry, has been especially hard hit. Manufacturing, including the state's aerospace industry, has slumped in tune with slowing worldwide demand.

Looking ahead, we believe that depressed home prices could soon attract buyers. New initiatives in alternative energy and biotech also offer potential to fuel renewed growth. However, we believe that the forces weighing on Connecticut's economy, including high living costs, heavy traffic and costly energy, will continue to hold back expansion and limit new investment.

A cautious, deliberate approach

A widening difference in yield between higher and lower quality securities of comparable maturities offers potential opportunities in bonds in the mid and lower quality tiers. However, we are being selective in our choice of securities because we do not believe that the challenges facing municipal issuers will dissipate quickly in light of the current economic slowdown. In this environment, we believe that short-term interest rates are likely to remain low and further stimulus moves are possible. Eventually, we believe that taxes may rise, making municipal bonds more attractive. However, we believe that continued stimulus programs could also trigger inflation over the longer-term, a potential negative for bond investors.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Investment Portfolio – Columbia Connecticut Tax-Exempt Fund

October 31, 2008

Municipal Bonds – 95.0%
	Par ($)	Value ($)
Education – 21.2%
Education – 14.1%
CT Health & Educational Facilities Authority
Connecticut College,
Series 2002 E,
Insured: MBIA
5.250% 07/01/22	400,000	396,892
Fairfield University,
Series 2008 N,
4.750% 07/01/27	1,000,000	871,250
Quinnipiac University,
Series 2007 I,
Insured: MBIA
4.375% 07/01/28	1,015,000	815,542
Trinity College:
Series 1998 F,
Insured: MBIA
5.500% 07/01/21	2,000,000	2,055,000
Series 2007 J,
Insured: MBIA:
4.250% 07/01/31	1,000,000	776,580
4.500% 07/01/37	1,500,000	1,176,720
University of Connecticut,
Series 2000 A,
Insured: FGIC
5.250% 11/15/14	2,135,000	2,246,383
University of Hartford,
Series 2002,
Insured: RAD
5.375% 07/01/15	1,000,000	992,470
Yale University:
Series 2003 X-1,
5.000% 07/01/42	2,000,000	1,879,280
Series 2007 Z-1,
5.000% 07/01/42	1,500,000	1,409,460
Education Total		12,619,577
Prep School – 7.1%
CT Health & Educational Facilities Authority
Brunswick School,
Series 2003 B,
Insured: MBIA
5.000% 07/01/33	670,000	642,463
Loomis Chaffee School:
Series 2001 E,
5.250% 07/01/21	1,765,000	1,738,419
Series 2005 F,
Insured: AMBAC:
5.250% 07/01/25	2,035,000	2,034,837
5.250% 07/01/26	1,045,000	1,043,725

	Par ($)	Value ($)
Miss Porter's School,
Series 2006 B,
Insured: AMBAC
5.000% 07/01/36	1,075,000	966,651
Prep School Total		6,426,095
Education Total		19,045,672
Health Care – 7.3%
Hospitals – 4.3%
CT Health & Educational Facilities Authority
Danbury Hospital,
Series 2006 H,
Insured: AMBAC
4.500% 07/01/33	2,000,000	1,297,560
Middlesex Hospital,
Series 2006 L,
Insured: FSA
4.250% 07/01/36	1,000,000	733,650
William W. Backus Hospital,
Series F 2005,
Insured: FSA
5.125% 07/01/35	2,000,000	1,817,740
Hospitals Total		3,848,950
Intermediate Care Facilities – 0.8%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc.,
Series 2002 A,
Insured: AMBAC
5.000% 07/01/23	255,000	205,265
CT Housing Finance Authority
Series 2000,
Insured: AMBAC
5.850% 06/15/30	500,000	481,575
Intermediate Care Facilities Total		686,840
Nursing Homes – 2.2%
CT Development Authority Health Facility
Alzheimers Resources Center, Inc.,
Series 2007:
5.400% 08/15/21	500,000	376,050
5.500% 08/15/27	2,375,000	1,644,212
Nursing Homes Total		2,020,262
Health Care Total		6,556,052

See Accompanying Notes to Financial Statements.

7

Columbia Connecticut Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 3.0%
Multi-Family – 0.8%
CT Greenwich Housing Authority
Greenwich Close Apartments,
Series 1997 A,
6.350% 09/01/27	750,000	718,433
Multi-Family Total		718,433
Single-Family – 2.2%
CT Housing Finance Authority
Series 2003 C-1,
4.850% 11/15/23	1,000,000	924,220
Series 2006, AMT,
4.875% 11/15/36	1,500,000	1,061,595
Single-Family Total		1,985,815
Housing Total		2,704,248
Other – 1.9%
Refunded/Escrowed (a) – 1.9%
CT Government
Series 1993 B,
Escrowed to Maturity,
5.400% 09/15/09	25,000	25,814
CT New Haven
Series 2002 B,
Escrowed to Maturity,
Insured: FGIC
5.000% 11/01/16	10,000	10,368
Series 2002 C,
Escrowed to Maturity,
Insured: MBIA
5.000% 11/01/20	10,000	10,188
CT North Branford
Series 2001,
Pre-refunded 10/01/10,
Insured: MBIA
5.000% 10/01/15	50,000	52,976
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2002 E,
Escrowed to Maturity,
Insured: AMBAC
5.500% 08/01/27	1,500,000	1,549,710
Refunded/Escrowed Total		1,649,056
Other Total		1,649,056

	Par ($)	Value ($)
Resource Recovery – 3.3%
Disposal – 1.8%
CT New Haven Solid Waste Authority
Series 2008,
5.375% 06/01/28	1,750,000	1,640,188
Disposal Total		1,640,188
Resource Recovery – 1.5%
CT Resource Recovery Authority
American Re-Fuel Co.,
Series 2001 AII, AMT,
5.500% 11/15/15	1,500,000	1,288,995
Resource Recovery Total		1,288,995
Resource Recovery Total		2,929,183
Tax-Backed – 46.9%
Local General Obligations – 27.9%
CT Bridgeport
Series 1997 A,
Insured: MBIA
5.500% 08/15/19	1,500,000	1,523,910
Series 2004 C,
Insured: MBIA
5.500% 08/15/21	1,225,000	1,217,675
CT Cheshire
Series 2000 B,
5.000% 08/01/14	1,720,000	1,843,324
CT East Hartford
Series 2003,
Insured: FGIC
5.250% 05/01/15	1,000,000	1,079,420
CT East Haven
Series 2003,
Insured: MBIA
5.000% 09/01/15	640,000	672,704
CT Granby
Series 1993,
Insured: MBIA
6.550% 04/01/10	175,000	185,029
Series 2006,
5.000% 02/15/26	540,000	560,293
CT Hartford County Metropolitan District
Series 1993:
5.200% 12/01/13	500,000	536,315
5.625% 02/01/13	600,000	645,756

See Accompanying Notes to Financial Statements.

8

Columbia Connecticut Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CT New Britain
Series 1993 A,
Insured: MBIA
6.000% 10/01/12	2,000,000	2,113,400
Series 1993 B,
Insured: MBIA
6.000% 03/01/12	1,000,000	1,047,360
Series 2006,
Insured: AMBAC
5.000% 04/15/21	1,160,000	1,175,451
CT New Haven
Series 2002 B,
Insured: FGIC
5.000% 11/01/16	1,000,000	1,026,350
CT New Milford
Series 2004,
Insured: AMBAC
5.000% 01/15/17	1,025,000	1,089,257
CT North Haven
Series 2007,
4.750% 07/15/26	1,150,000	1,113,775
CT Plainville
Series 2002,
Insured: FGIC:
5.000% 12/01/15	400,000	412,212
5.000% 12/01/16	500,000	512,000
CT Stamford
Series 2003 B,
5.250% 08/15/16	2,750,000	2,997,143
CT Suffield
Series 2005,
5.000% 06/15/20	1,400,000	1,439,228
CT West Hartford
Series 2005 B,
5.000% 10/01/24	1,500,000	1,510,395
CT Westbrook
Series 1992,
Insured: MBIA
6.300% 03/15/12	265,000	291,023
CT Westport
Series 2003,
5.000% 08/15/15	1,000,000	1,070,240

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 2002 A,
Insured: FSA
5.250% 08/01/18	1,000,000	1,002,780
Local General Obligations Total		25,065,040
Special Non-Property Tax – 10.8%
CT Special Tax Obligation Revenue
Transportation Infrastructure:
Series 2002 B,
Insured: AMBAC
5.000% 12/01/21	1,500,000	1,463,370
Series 2004 B,
Insured: AMBAC
5.250% 07/01/18	2,000,000	2,130,940
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1993 X,
Insured: FSA
5.500% 07/01/13	3,000,000	3,119,460
Series 2002 E,
Insured: FSA
5.500% 07/01/21	1,000,000	995,410
Series 2005 L,
Insured: AMBAC
5.250% 07/01/38	2,000,000	1,645,860
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 A,
Insured: AMBAC
(b) 07/01/35	2,000,000	321,700
Special Non-Property Tax Total		9,676,740
State Appropriated – 2.6%
CT Juvenile Training School
Series 2001,
4.750% 12/15/25	2,500,000	2,343,675
State Appropriated Total		2,343,675
State General Obligations – 5.6%
CT State
Series 2001 C,
Insured: FSA
5.500% 12/15/15	1,500,000	1,651,155
Series 2001,
Insured: FSA
5.500% 12/15/14	1,500,000	1,648,620

See Accompanying Notes to Financial Statements.

9

Columbia Connecticut Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 B,
Insured: AMBAC
5.250% 06/01/20	400,000	416,124
PR Commonwealth of Puerto Rico
Public Improvement,
Series 2001,
Insured: FSA
5.500% 07/01/16	1,250,000	1,297,362
State General Obligations Total		5,013,261
Tax-Backed Total		42,098,716
Transportation – 0.6%
Transportation – 0.6%
CT New Haven Air Rights Parking Facility
Series 2002,
Insured: AMBAC
5.375% 12/01/15	500,000	517,890
Transportation Total		517,890
Transportation Total		517,890
Utilities – 10.8%
Municipal Electric – 6.0%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 JJ,
Insured: MBIA
5.250% 07/01/15	2,000,000	1,988,760
Series 2002 KK,
Insured: MBIA
5.500% 07/01/15	1,000,000	1,008,240
Series 2003 NN,
Insured: MBIA
5.250% 07/01/19	2,500,000	2,379,150
Municipal Electric Total		5,376,150
Water & Sewer – 4.8%
CT Greater New Haven Water Pollution Control Authority
Series 2008,
Insured: FSA
4.750% 11/15/28	600,000	545,076
CT South Central Regional Water Authority
Series 2005,
Insured: MBIA
5.000% 08/01/30	1,870,000	1,749,815

	Par ($)	Value ($)
Series 2007 A,
Insured: MBIA:
5.250% 08/01/23	1,000,000	1,005,020
5.250% 08/01/24	1,000,000	1,000,980
Water & Sewer Total		4,300,891
Utilities Total		9,677,041
Total Municipal Bonds (cost of $91,797,008)		85,177,858
Investment Company – 0.5%
	Shares
Dreyfus Municipal Cash Management Plus (7 day yield of 2.260%)	432,900	432,900
Total Investment Company (cost of $432,900)		432,900
Short-Term Obligation – 0.2%
	Par ($)
Variable Rate Demand Note (c) – 0.2%
CA Department of Water Resources
Series 2005 F-5,
LOC: Citibank N.A.
0.900% 05/01/22	200,000	200,000
Variable Rate Demand Note Total		200,000
Total Short-Term Obligation (cost of $200,000)		200,000
Total Investments – 95.7% (cost of $92,429,908) (d)		85,810,758
Other Assets & Liabilities, Net – 4.3%		3,879,931
Net Assets – 100.0%		89,690,689

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  This security is payable upon demand and secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflect the rate at October 31, 2008.

(d)  Cost for federal income tax purposes is $92,406,304.

See Accompanying Notes to Financial Statements.

10

Columbia Connecticut Tax-Exempt Fund

October 31, 2008

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	46.9
Education	21.2
Utilities	10.8
Health Care	7.3
Resource Recovery	3.3
Housing	3.0
Other	1.9
Transportation	0.6
95.0
Investment Company	0.5
Short-Term Obligation	0.2
Other Assets & Liabilities, Net	4.3
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Connecticut Tax-Exempt Fund
October 31, 2008

Assets	Investments, at cost	$92,429,908
	Investments, at value	$85,810,758
	Cash	864,086
	Receivable for:
	Investments sold	1,999,915
	Fund shares sold	64,818
	Interest	1,410,192
	Expense reimbursement due from investment advisor	6,767
	Trustees' deferred compensation plan	22,042
	Other assets	216
	Total Assets	90,178,794
Liabilities	Payable for:
	Fund shares repurchased	208,177
	Distributions	111,355
	Investment advisory fee	38,685
	Transfer agent fee	13,326
	Pricing and bookkeeping fees	6,073
	Trustees' fees	143
	Audit fee	33,800
	Custody fee	1,166
	Distribution and service fees	29,761
	Chief compliance officer expenses	53
	Trustees' deferred compensation plan	22,042
	Other liabilities	23,524
	Total Liabilities	488,105
	Net Assets	89,690,689
Net Assets Consist of	Paid-in capital	95,842,758
	Undistributed net investment income	266,768
	Accumulated net realized gain	200,313
	Net unrealized depreciation on investments	(6,619,150)
	Net Assets	89,690,689
Class A	Net assets	$67,265,337
	Shares outstanding	9,672,160
	Net asset value per share	$6.95	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($6.95/0.9525)	$7.30	(b)
Class B	Net assets	$10,860,276
	Shares outstanding	1,561,624
	Net asset value and offering price per share	$6.95	(a)
Class C	Net assets	$11,565,076
	Shares outstanding	1,662,969
	Net asset value and offering price per share	$6.95	(a)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Connecticut Tax-Exempt Fund
For the Year Ended October 31, 2008

		($)
Investment Income	Interest	4,772,991
	Dividends	15,508
	Total Investment Income	4,788,499
Expenses	Investment advisory fee	524,477
	Distribution fee:
	Class B	103,338
	Class C	92,776
	Service fee:
	Class A	188,383
	Class B	32,873
	Class C	29,621
	Transfer agent fee	40,861
	Pricing and bookkeeping fees	64,845
	Trustees' fees	17,938
	Custody fee	8,043
	Chief compliance officer expenses	635
	Other expenses	134,693
	Total Expenses	1,238,483
	Fees waived or expenses reimbursed by investment advisor	(160,592)
	Fees waived by distributor—Class C	(37,126)
	Expense reductions	(1,529)
	Net Expenses	1,039,236
	Net Investment Income	3,749,263
	Net realized gain on:
	Investments	499,536
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Futures contracts	61,389
	Net realized gain	560,925
	Net change in unrealized appreciation (depreciation) on:
	Investments	(9,598,231)
	Futures contracts	(20,720)
	Net change in unrealized appreciation (depreciation)	(9,618,951)
	Net Loss	(9,058,026)
	Net Decrease Resulting from Operations	(5,308,763)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Connecticut Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	3,749,263	4,031,548
	Net realized gain on investments and futures contracts	560,925	1,142,284
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(9,618,951)	(3,126,182)
	Net Increase (Decrease) Resulting from Operations	(5,308,763)	2,047,650
Distributions to Shareholders	From net investment income:
	Class A	(2,926,539)	(3,028,284)
	Class B	(408,528)	(584,055)
	Class C	(404,081)	(412,247)
	From net realized gains:
	Class A	(917,387)	(946,187)
	Class B	(179,705)	(268,780)
	Class C	(143,822)	(149,496)
	Total Distributions to Shareholders	(4,980,062)	(5,389,049)
	Net Capital Share Transactions	(14,287,061)	(9,175,892)
	Total Decrease in Net Assets	(24,575,886)	(12,517,291)
Net Assets	Beginning of period	114,266,575	126,783,866
	End of period	89,690,689	114,266,575
	Undistributed net investment income at end of period	266,768	285,948

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Year Ended October 31,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	610,845	4,564,564	1,338,394	10,275,047
Distributions reinvested	354,270	2,649,306	337,680	2,620,668
Redemptions	(2,239,346)	(16,546,937)	(1,825,289)	(14,148,553)
Net Decrease	(1,274,231)	(9,333,067)	(149,215)	(1,252,838)
Class B
Subscriptions	36,717	272,456	44,175	342,619
Distributions reinvested	46,527	348,837	66,949	520,625
Redemptions	(731,158)	(5,483,520)	(1,067,796)	(8,253,790)
Net Decrease	(647,914)	(4,862,227)	(956,672)	(7,390,546)
Class C
Subscriptions	273,434	2,031,391	237,987	1,854,490
Distributions reinvested	38,569	288,570	43,807	340,249
Redemptions	(321,759)	(2,411,728)	(349,952)	(2,727,247)
Net Decrease	(9,756)	(91,767)	(68,158)	(532,508)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.71	$7.92	$7.91	$8.19	$8.21
Income from Investment Operations:
Net investment income (a)	0.28	0.28	0.29	0.29	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.68)	(0.12)	0.11	(0.23)	0.10
Total from Investment Operations	(0.40)	0.16	0.40	0.06	0.39
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.28)	(0.28)	(0.29)	(0.29)
From net realized gains	(0.09)	(0.09)	(0.11)	(0.05)	(0.12)
Total Distributions to Shareholders	(0.36)	(0.37)	(0.39)	(0.34)	(0.41)
Net Asset Value, End of Period	$6.95	$7.71	$7.92	$7.91	$8.19
Total return (b)(c)	(5.36)%	2.03%	5.25%	0.72%	4.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%	0.84%	0.84%	0.84%	0.83%
Waiver/Reimbursement	0.15%	0.13%	0.16%	0.09%	0.09%
Net investment income (d)	3.73%	3.61%	3.67%	3.63%	3.60%
Portfolio turnover rate	10%	14%	13%	9%	9%
Net assets, end of period (000's)	$67,265	$84,351	$87,906	$98,063	$106,661

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.71	$7.92	$7.91	$8.19	$8.21
Income from Investment Operations:
Net investment income (a)	0.22	0.22	0.23	0.23	0.23
Net realized and unrealized gain (loss) on investments and futures contracts	(0.67)	(0.12)	0.11	(0.23)	0.10
Total from Investment Operations	(0.45)	0.10	0.34	—	0.33
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.22)	(0.22)	(0.23)	(0.23)
From net realized gains	(0.09)	(0.09)	(0.11)	(0.05)	(0.12)
Total Distributions to Shareholders	(0.31)	(0.31)	(0.33)	(0.28)	(0.35)
Net Asset Value, End of Period	$6.95	$7.71	$7.92	$7.91	$8.19
Total return (b)(c)	(6.07)%	1.27%	4.47%	(0.03)%	4.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%	1.59%	1.59%	1.59%	1.58%
Waiver/Reimbursement	0.15%	0.13%	0.16%	0.09%	0.09%
Net investment income (d)	2.98%	2.86%	2.93%	2.88%	2.84%
Portfolio turnover rate	10%	14%	13%	9%	9%
Net assets, end of period (000's)	$10,860	$17,026	$25,085	$34,784	$46,271

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Connecticut Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.71	$7.92	$7.91	$8.19	$8.21
Income from Investment Operations:
Net investment income (a)	0.25	0.24	0.25	0.26	0.26
Net realized and unrealized gain (loss) on investments and futures contracts	(0.68)	(0.12)	0.12	(0.24)	0.10
Total from Investment Operations	(0.43)	0.12	0.37	0.02	0.36
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.24)	(0.25)	(0.25)	(0.26)
From net realized gains	(0.09)	(0.09)	(0.11)	(0.05)	(0.12)
Total Distributions to Shareholders	(0.33)	(0.33)	(0.36)	(0.30)	(0.38)
Net Asset Value, End of Period	$6.95	$7.71	$7.92	$7.91	$8.19
Total return (b)(c)	(5.79)%	1.57%	4.78%	0.27%	4.44%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.29%	1.29%	1.29%	1.28%
Waiver/Reimbursement	0.45%	0.43%	0.46%	0.39%	0.39%
Net investment income (d)	3.28%	3.16%	3.23%	3.18%	3.15%
Portfolio turnover rate	10%	14%	13%	9%	9%
Net assets, end of period (000's)	$11,565	$12,890	$13,792	$19,585	$24,764

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Connecticut Tax-Exempt Fund
October 31, 2008

Note 1. Organization

Columbia Connecticut Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Connecticut individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek enhanced returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassification and discount accretion/premium amortization on debt instruments were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(29,295)	$(47,944)	$77,239

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31,
	2008	2007
Tax-Exempt Income	$3,739,148	$4,022,563
Ordinary Income*	72,275	2,023
Long-Term Capital Gains	1,168,639	1,364,463

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$384,549	$252,127	$(6,595,546)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$648,196
Unrealized depreciation	(7,243,742)
Net unrealized depreciation	$(6,595,546)

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2008, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended October 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2008, these minimum account balance fees reduced total expenses by $420.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2008, the Distributor has retained net underwriting discounts of $7,301 on sales of the Fund's Class A shares and received net CDSC fees of $13,389 and $467 on Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2008, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2008, these custody credits reduced total expenses by $1,109 for the Fund.

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

Note 6. Portfolio Information

For the year ended October 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $9,889,025 and $27,139,560, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated Funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of October 31, 2008, three shareholders held 10.2% of the Fund's shares outstanding over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2008 invested in debt obligations issued by each of Connecticut and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	24.7
AMBAC Assurance Corp.	18.2
Financial Security Assurance, Inc.	14.3
Financial Guaranty Insurance Co.	5.9

At November 24, 2008, MBIA Insurance Corp., Financial Guaranty Insurance Co., AMBAC Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's AA, CCC, A and AAA, respectively.

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

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Columbia Connecticut Tax-Exempt Fund, October 31, 2008

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Connecticut Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

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Federal Income Tax Information (Unaudited)

For the fiscal year ended October 31, 2008, the Fund designates long-term capital gains of $402,460.

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

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Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

29

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

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Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

33

and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Connecticut Tax-Exempt Fund's performance was in the second quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Connecticut Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the

37

fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship

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between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3.  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5.  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6.  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a

39

management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7.  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8.  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,
Steven E. Asher

40

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Connecticut Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

An investment in money market mutual funds is not a bank deposit, and is not insured or guaranteed by Bank of America, N.A. or any of its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectuses for a complete discussion of the risks of investing in money market mutual funds.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

41

Columbia Management®

Columbia Connecticut Tax-Exempt Fund

Annual Report, October 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/157010-1008 (12/08) 08/65974

Columbia Management®

Annual Report

October 31, 2008

Columbia Massachusetts Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	27

Federal Income Tax Information	28

Fund Governance	29

Board Consideration and Approval of Advisory Agreements	34

Summary of Management Fee Evaluation by Independent Fee Consultant	37

Important Information About This Report	45

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Treasury Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information.

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you.

■  On-line transactions including purchases, exchanges and redemptions.

■  Account maintenance for updating your address and dividend payment options.

■  Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Massachusetts Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 5.46% without sales charge.

■  The fund trailed its benchmark, the Barclays Capital Municipal Bond Index1, but performed better than its peer group average, the Lipper Massachusetts Municipal Debt Funds Classification.2

■  Bonds in the mid-to-lower quality tiers held back performance compared to the benchmark. We believe the fund outperformed its peer group because it was focused on bonds in the 10-25 year maturity range and had less exposure to weaker performing sectors.

Portfolio Management

Gary Swayze has managed the fund since July 1998 and has been with the advisor or its predecessors or affiliate organizations since 1997.

1The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–5.46%

Class A shares (without sales charge)

–3.30%

Barclays Capital Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

1

Economic Update – Columbia Massachusetts Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2008

■  Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Index	Merrill Lynch Index

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 36.10%. Developed stock markets outside the United States returned negative 46.62%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The pace of economic growth ground to a halt during the 12-month period that began November 1, 2007 and ended October 31, 2008. Although the economic growth was modestly positive at the beginning of the period, the economy slipped into recession in 2008, with little relief in sight. A host of factors weighed on consumers and businesses alike.

The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, a result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market contracted for ten consecutive months, driving the unemployment rate to 6.5%, the highest rate since the early 1990s. Nearly 1.2 million jobs have been lost since the beginning of 2008, with announced layoffs likely to drive that number even higher in the months ahead. Manufacturing activity slowed and consumer spending declined, dimming hopes for the holiday season.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which plummeted to the lowest point ever in the 40-year history of the Conference Board's monthly survey.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.50% to 1.0% during the 12-month period. Despite earlier concerns about inflation, a weak economic outlook has kept the Fed focused on stimulating economic growth through lowering borrowing rates. In fact, the one bright spot during this period of uncertainty has been lower energy and commodity prices. With oil trading near $60 per barrel at the end of the period, gasoline prices are forecasted to come down below $2 per gallon after peaking above $4 per gallon during the summer months.

Bonds eke out a small, positive return

The U.S. bond market seesawed during the 12-month period but managed to eke out a small gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in several sectors rose and yields declined as economic growth slowed and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just under 4.0%, nearly one-half percentage point lower than where it stood one year ago. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 0.30%. High-yield bonds disappointed as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 26.43%.

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 36.10% for the 12-month period, as measured by the S&P 500 Index. Losses extended across all market caps and both growth and value, although value stocks held up somewhat better than growth stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.62% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.22% (in U.S. dollars).2

Past performance is no guarantee of future results.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

2The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Performance Information – Columbia Massachusetts Tax-Exempt Fund

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	14,357	13,675
Class B	13,328	13,328
Class C	13,727	13,727

Average annual total return as of 10/31/08 (%)

Share class	A		B		C
Inception	04/10/87		06/08/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	–5.46	–9.95	–6.16	–10.70	–5.88	–6.79
5-year	1.88	0.89	1.12	0.79	1.42	1.42
10-year	3.68	3.18	2.91	2.91	3.22	3.22

Average annual total return as of 09/30/08 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	–3.35	–7.94	–4.07	–8.71	–3.79	–4.72
5-year	2.06	1.07	1.30	0.97	1.60	1.60
10-year	3.83	3.32	3.06	3.06	3.36	3.36

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.01
Class B	1.76
Class C	1.76

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia Massachusetts Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 – 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	937.71	1,020.46	4.53	4.72	0.93
Class B	1,000.00	1,000.00	934.09	1,016.69	8.17	8.52	1.68
Class C	1,000.00	1,000.00	935.50	1,018.20	6.71	7.00	1.38

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia Massachusetts Tax-Exempt Fund

For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 5.46% without sales charge. The fund's benchmark, the Barclays Capital Municipal Bond Index, returned negative 3.30%1, and the average return of the fund's peer group, the Lipper Massachusetts Municipal Debt Funds Classification, was negative 7.80%.2 The fund's shortfall to its benchmark was the result of two factors: the index is national in scope and it has less exposure than the fund to longer-term (20 to 30 years) and mid-to-lower quality sectors, which were underperformers during the period. We believe the fund outperformed its peer group average because it had a greater focus on bonds in the 10-25 year maturity range and comparatively less exposure to weaker performing sectors.

Economic slowdown has sharp impact

A year ago, we anticipated an economic slowdown and an easing of inflationary pressures fed by high commodity prices and worldwide growth. But the intensity of the slowdown has been unexpectedly sharp. In hopes of reviving the economy, the Federal Reserve Board (the Fed) cut short-term interest rates aggressively while Congress passed a stimulus package to aid middle-class households.

Fallout from a widespread credit crisis caused municipal bonds to underperform Treasuries over this period. Sinking home values and waves of foreclosures began to shrink tax revenues and swell deficits for state and local governments. In addition, downgrades of municipal bond insurers dramatically reduced the number of AAA-rated3 municipal bonds. As a result, investors demanded higher yields for insured issues, which represent over half of the new issue market. Meanwhile, volatile markets forced some institutions to sell off their municipal bond holdings, especially hedge funds.

Amid this economic stress, the yield difference between higher and lower quality municipal bonds widened. The period's worst performance came in lower quality, long-maturity sectors where yields rose substantially. Skittish investors preferred to confine their commitments to better quality issues with maturities of five years or less, causing yields to decline and raising prices modestly for these bonds.

Lower and medium quality fund holdings and those with long maturities hurt results. We achieved better returns among intermediate-term prerefunded bonds, which are backed by escrowed government securities.

In Massachusetts, steps to tighten the budget

The commonwealth faces a large budget gap for the current fiscal year, based on an anticipated revenue shortfall of more than $1 billion and $300 million in over-budget

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	6.98
Class B	6.98
Class C	6.98

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.31
Class B	0.25
Class C	0.27

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/08 (%)

Class A	4.19
Class B	3.66
Class C	3.95

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	6.81
Class B	5.95
Class C	6.42

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and the applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia Massachusetts Tax-Exempt Fund

Top 5 sectors

as of 10/31/08 (%)

Refunded/Escrowed	17.9
Education	17.6
State General Obligations	11.0
Water & Sewer	8.8
Special Non-Property Tax	7.2

Quality breakdown

as of 10/31/08 (%)

AAA	30.8
AA	39.2
A	12.9
BBB	4.7
BB	4.3
Non-rated	4.3
Cash & Equivalents	3.8

Maturity breakdown

as of 10/31/08 (%)

1-3 years	2.2
3-5 years	2.8
5-7 years	4.9
7-10 years	20.8
10-15 years	34.9
15-20 years	6.8
20-25 years	12.6
25 years and over	11.2
Cash & Equivalents	3.8

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

outlays. Meanwhile, the financial crisis has led to job cuts in the high-paying financial sector, as well as in construction and manufacturing.

The governor has called for the elimination of 1000 public jobs and reductions in the commonwealth's pension contribution. These measures would close most of the gap but the rest will have to come from the Commonwealth's rainy day fund. Once past the current crisis, we believe that Massachusetts will benefit from its unquestioned strengths in the biotech, financial services, technology and education industries.

A cautious, deliberate approach

A widening difference in yield between higher and lower quality securities of comparable maturities offers potential opportunities in bonds in the mid and lower quality tiers. However, we are being selective in our choice of securities because we do not believe that the challenges facing municipal issuers will dissipate quickly in light of the current economic slowdown. In this environment, we believe that short-term interest rates are likely to remain low and further stimulus moves are possible. Eventually, we believe that taxes may rise, making municipal bonds more attractive. However, we believe that continued stimulus programs could also trigger inflation over the longer-term, a potential negative for bond investors.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Investment Portfolio – Columbia Massachusetts Tax-Exempt Fund

October 31, 2008

Municipal Bonds – 95.2%
	Par ($)	Value ($)
Education – 21.8%
Education – 17.6%
MA College Building Authority
Series 1994 A, 7.500% 05/01/14	1,825,000	2,050,935
MA Development Finance Agency
Boston University: Series 1999 P, 6.000% 05/15/59	1,000,000	949,780
Series 2005 T-1, 5.000% 10/01/39	2,000,000	1,650,180
College of The Holy Cross, Series 2002, Insured: AMBAC 5.250% 09/01/32	2,000,000	1,944,220
Emerson College, Series 2006, 5.000% 01/01/23	2,500,000	2,234,850
MA Health & Educational Facilities Authority
Boston College, Series 2008, 5.500% 06/01/35	1,000,000	987,570
Harvard University, Series 1991 N, 6.250% 04/01/20	2,675,000	3,066,807
Massachusetts Institute of Technology, Series 2002 K: 5.375% 07/01/17	4,250,000	4,625,487
5.500% 07/01/32	1,500,000	1,554,495
Northeastern University, Series 2008 R, 5.000% 10/01/28	1,000,000	896,400
Tufts University, Series 2002 J: 5.500% 08/15/16	1,250,000	1,356,913
5.500% 08/15/18	1,000,000	1,072,910
Education Total		22,390,547
Prep School – 2.5%
MA Development Finance Agency
Dexter School, Series 2007, 4.500% 05/01/26	1,600,000	1,365,376
MA Health & Educational Facilities Authority
Learning Center for Deaf Children, Series 1999 C, 6.100% 07/01/19	1,000,000	899,750

	Par ($)	Value ($)
MA Industrial Finance Agency
Cambridge Friends School, Series 1998, 5.750% 09/01/18	1,000,000	880,390
Prep School Total		3,145,516
Student Loan – 1.7%
MA Educational Financing Authority
Sereies 2008 H, AMT, Insured: AGO 6.350% 01/01/30	1,000,000	926,900
Series 2002 E, AMT, Insured: AMBAC 5.000% 01/01/13	1,340,000	1,324,550
Student Loan Total		2,251,450
Education Total		27,787,513
Health Care – 11.5%
Continuing Care Retirement – 2.4%
MA Boston Industrial Development Financing Authority
Springhouse, Inc., Series 1998, 5.875% 07/01/18	950,000	853,603
MA Development Finance Agency
Linden Ponds, Inc., Series 2007 A, 5.750% 11/15/42	2,000,000	1,262,880
Loomis House, Inc., Series 2002 A, 6.900% 03/01/32	1,000,000	875,490
Continuing Care Retirement Total		2,991,973
Health Services – 0.7%
MA Development Finance Agency
Boston Biomedical Research Institute, Series 1999, 5.750% 02/01/29	1,200,000	905,028
Health Services Total		905,028
Hospitals – 5.5%
MA Development Finance Agency
Massachusetts Biomedical Research Corp., Series 2000, 6.250% 08/01/20	1,000,000	1,011,170

See Accompanying Notes to Financial Statements.

7

Columbia Massachusetts Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, 6.000% 07/01/31	790,000	727,630
Jordan Hospital, Series 2003 E, 6.750% 10/01/33	1,500,000	1,212,915
Tri-County Medical Associates, Inc., Series 2007, 5.000% 07/15/27	1,695,000	1,199,331
MA Industrial Finance Agency
Massachusetts Biomedical Research Corp., Series 1989 A-2 (a) 08/01/10	3,000,000	2,821,950
Hospitals Total		6,972,996
Intermediate Care Facilities – 1.0%
MA Development Finance Agency
Evergreen Center, Inc., Series 2005, 5.500% 01/01/35	750,000	529,448
New England Center for Children, Series 1998, 5.875% 11/01/18	850,000	748,646
Intermediate Care Facilities Total		1,278,094
Nursing Homes – 1.9%
MA Industrial Finance Agency
Chelsea Jewish Nursing Home, Series 1997 A, Insured: FHA 6.500% 08/01/37	810,000	821,429
GF/Massachusetts, Inc., Series 1994, 8.300% 07/01/23	1,955,000	1,606,130
Nursing Homes Total		2,427,559
Health Care Total		14,575,650
Housing – 1.6%
Assisted Living/Senior – 0.6%
MA Development Finance Agency
VOA Concord Assisted Living, Inc., Series 2007, 5.200% 11/01/41	1,145,000	722,747
Assisted Living/Senior Total		722,747

	Par ($)	Value ($)
Multi-Family – 1.0%
MA Housing Finance Agency
Series 2004 A, AMT, Insured: FSA 5.250% 07/01/25	1,500,000	1,271,445
Multi-Family Total		1,271,445
Housing Total		1,994,192
Other – 23.6%
Other – 2.7%
MA Development Finance Agency
WGBH Educational Foundation: Series 2002 A, Insured: AMBAC 5.750% 01/01/42	2,000,000	1,872,480
Series 2008 A, Insured: AGO 4.500% 01/01/39	2,000,000	1,578,320
Other Total		3,450,800
Pool/Bond Bank – 3.0%
MA Water Pollution Abatement Trust
Series 1999 A, 6.000% 08/01/17	2,445,000	2,744,317
Series 2002-8, 5.000% 08/01/17	20,000	20,615
Series 2005-11, 4.750% 08/01/23	25,000	24,351
Series 2006, 5.250% 08/01/24	1,000,000	1,041,380
Pool/Bond Bank Total		3,830,663
Refunded/Escrowed (b) – 17.9%
MA College Building Authority
Series 1999 A, Insured: MBIA, Escrowed to Maturity: (a) 05/01/18	7,760,000	4,878,479
(a) 05/01/23	6,000,000	2,751,360
MA Development Finance Agency
Western New England College, Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	905,000	971,056
MA Health & Educational Facilities Authority
Covenant Health System, Series 2002, Pre-refunded 01/01/12, 6.000% 07/01/31	210,000	229,936

See Accompanying Notes to Financial Statements.

8

Columbia Massachusetts Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Turnpike Authority
Series 1993 A, Escrowed to Maturity, 5.000% 01/01/20	4,500,000	4,621,005
MA Water Resources Authority
Series 1992 A, Escrowed to Maturity, 6.500% 07/15/19	5,100,000	5,790,999
Series 1993 C, Insured: AMBAC, Escrowed to Maturity, 5.250% 12/01/15	610,000	652,627
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, Escrowed to Maturity, 5.500% 07/01/14	5,000	5,504
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A, Insured: AMBAC, Economically Defeased to Maturity 5.375% 06/01/19	2,190,000	2,275,388
Series 2002 E, Escrowed to Maturity, 6.000% 08/01/26	600,000	646,088
Refunded/Escrowed Total		22,822,442
Other Total		30,103,905
Other Revenue – 1.4%
Hotels – 1.4%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC, Series 2002, AMT, 6.500% 09/01/35	2,220,000	1,717,303
Hotels Total		1,717,303
Other Revenue Total		1,717,303
Tax-Backed – 19.3%
Local General Obligations – 1.1%
MA Norwell
Series 2003, Insured: FGIC 5.000% 11/15/22	1,410,000	1,390,542
Local General Obligations Total		1,390,542

	Par ($)	Value ($)
Special Non-Property Tax – 7.2%
MA Bay Transportation Authority
Series 2004 C, 5.250% 07/01/21	1,500,000	1,566,315
Series 2005 B, Insured: MBIA 5.500% 07/01/27	1,000,000	1,046,490
Series 2008 B, 5.250% 07/01/27	710,000	724,392
MA Special Obligation Dedicated Tax Revenue
Series 2005,
Insured: FGIC 5.500% 01/01/30	2,500,000	2,465,975
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E, Insured: FSA 5.500% 07/01/14	1,000,000	1,045,900
Series 2006 BB, Insured: FSA 5.250% 07/01/22	1,500,000	1,449,510
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A, 5.250% 08/01/57	1,000,000	862,550
Special Non-Property Tax Total		9,161,132
State General Obligations – 11.0%
MA Bay Transportation Authority
Series 1991 A, Insured: MBIA 7.000% 03/01/21	1,500,000	1,719,945
Series 1992 B, Insured: MBIA 6.200% 03/01/16	3,725,000	4,090,348
Series 1994, Insured: FGIC 7.000% 03/01/14	1,250,000	1,434,038
MA State
Series 2001 D, 5.500% 11/01/15	1,000,000	1,090,350
Series 2003 D, Insured: AMBAC 5.500% 10/01/19	450,000	480,051
Series 2004 B, 5.250% 08/01/22	1,000,000	1,041,150

See Accompanying Notes to Financial Statements.

9

Columbia Massachusetts Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 C, 5.500% 07/01/14	495,000	502,410
PR Commonwealth of Puerto Rico
Public Improvement: Series 1998, 5.250% 07/01/18	1,000,000	957,510
Series 2001, Insured: FSA 5.500% 07/01/16	1,750,000	1,816,307
Series 2007 A, 5.500% 07/01/21	1,000,000	942,450
State General Obligations Total		14,074,559
Tax-Backed Total		24,626,233
Transportation – 4.4%
Air Transportation – 1.2%
MA Port Authority
Bosfuel Corp., Series 2007, AMT, Insured: FGIC 5.000% 07/01/32	2,000,000	1,495,980
Air Transportation Total		1,495,980
Airports – 2.4%
MA Port Authority
Series 1999 D, AMT, Insured: FGIC 6.000% 07/01/29	2,000,000	1,867,620
Series 2007 A, Insured: FSA 4.500% 07/01/37	1,500,000	1,188,780
Airports Total		3,056,400
Toll Facilities – 0.8%
MA Turnpike Authority
Series 1997 C, Insured: MBIA (a) 01/01/20	2,000,000	1,051,640
Toll Facilities Total		1,051,640
Transportation Total		5,604,020

	Par ($)	Value ($)
Utilities – 11.6%
Municipal Electric – 2.8%
MA Development Finance Agency
Devens Electric System, Series 2001, 6.000% 12/01/30	1,000,000	971,380
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN, Insured: MBIA 5.250% 07/01/21	1,360,000	1,265,711
Series 2007 VV, Insured: MBIA 5.250% 07/01/29	1,000,000	878,450
Series 2008 WW, 5.000% 07/01/28	500,000	428,755
Municipal Electric Total		3,544,296
Water & Sewer – 8.8%
MA Boston Water & Sewer Commission
Series 1992 A, 5.750% 11/01/13	1,000,000	1,057,540
Series 1993 A, 5.250% 11/01/19	4,750,000	4,952,350
MA Water Resources Authority
Series 1993 C: Insured: AMBAC 5.250% 12/01/15	390,000	404,933
Insured: MBIA 5.250% 12/01/15	1,070,000	1,116,395
Series 2002 J, Insured: FSA: 5.250% 08/01/19	1,000,000	1,053,440
5.500% 08/01/21	2,500,000	2,654,925
Water & Sewer Total		11,239,583
Utilities Total		14,783,879
Total Municipal Bonds (cost of $126,613,364)		121,192,695
	Shares
Investment Company – 0.2%
Dreyfus Massachusetts Municipal Money Market Fund (7 day yield of 1.760%)	199,259	199,259
Total Investment Company (cost of $199,259)		199,259

See Accompanying Notes to Financial Statements.

10

Columbia Massachusetts Tax-Exempt Fund

October 31, 2008

Short-Term Obligations – 0.5%
	Par ($)	Value ($)
Variable Rate Demand Notes (c) – 0.5%
MA Development Finance Agency
Harvard University, Series 2006 B-1, 0.700% 07/15/36	200,000	200,000
MA Health & Educational Facilities Authority
Harvard University, Series 1999 R, 0.700% 11/01/49	500,000	500,000
Variable Rate Demand Notes Total		700,000
Total Short-Term Obligations (cost of $700,000)		700,000
Total Investments – 95.9% (cost of $127,512,623) (d)		122,091,954
Other Assets & Liabilities, Net – 4.1%		5,245,343
Net Assets – 100.0%		127,337,297

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. These interest rates change periodically and the interest rates shown reflect the rates at October 31, 2008.

(d)  Cost for federal income tax purposes is $127,235,211.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Education	21.8
Tax-Backed	19.3
Refunded/Escrowed	17.9
Utilities	11.6
Health Care	11.5
Other	5.7
Transportation	4.4
Housing	1.6
Other Revenue	1.4
95.2
Investment Company	0.2
Short-Term Obligations	0.5
Other Assets & Liabilities, Net	4.1
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities – Columbia Massachusetts Tax-Exempt Fund
October 31, 2008

Assets	Investments, at cost	$127,512,623
	Investments, at value	$122,091,954
	Cash	3,853,187
	Receivable for:
	Fund shares sold	24,301
	Interest	1,959,204
	Trustees' deferred compensation plan	23,740
	Other assets	301
	Total Assets	127,952,687
Liabilities	Payable for:
	Fund shares repurchased	221,767
	Distributions	187,524
	Investment advisory fee	54,413
	Transfer agent fee	21,198
	Pricing and bookkeeping fees	6,485
	Trustees' fees	163
	Audit fee	33,800
	Custody fee	1,272
	Distribution and service fees	35,023
	Chief compliance officer expenses	54
	Trustees' deferred compensation plan	23,740
	Other liabilities	29,951
	Total Liabilities	615,390
	Net Assets	127,337,297
Net Assets Consist of	Paid-in capital	131,929,033
	Undistributed net investment income	369,382
	Accumulated net realized gain	459.551
	Net unrealized depreciation on investments	(5,420,669)
	Net Assets	127,337,297
Class A	Net assets	$108,149,440
	Shares outstanding	15,503,688
	Net asset value per share	$6.98	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($6.98/0.9525)	$7.33	(b)
Class B	Net assets	$10,517,572
	Shares outstanding	1,507,762
	Net asset value and offering price per share	$6.98	(a)
Class C	Net assets	$8,670,285
	Shares outstanding	1,242,927
	Net asset value and offering price per share	$6.98	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Massachusetts Tax-Exempt Fund
For the Year Ended October 31, 2008

		($)
Investment Income	Interest	7,262,809
	Dividends	17,150
	Total Investment Income	7,279,959
Expenses	Investment advisory fee	722,531
	Distribution fee:
	Class B	100,723
	Class C	72,757
	Service fee:
	Class A	277,174
	Class B	30,579
	Class C	22,110
	Transfer agent fee	51,893
	Pricing and bookkeeping fees	69,933
	Trustees' fees	17,779
	Custody fee	9,930
	Chief compliance officer expenses	649
	Other expenses	141,429
	Expenses before interest expense and fees	1,517,487
	Interest expense and fees	50,533
	Total Expenses	1,568,020
	Fees waived by distributor—Class C	(29,096)
	Expense reductions	(3,855)
	Net Expenses	1,535,069
	Net Investment Income	5,744,890
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
	Net realized gain (loss) on:
	Investments	1,217,787
	Futures contracts	(17,182)
	Net realized gain	1,200,605
	Net change in unrealized appreciation (depreciation) on:
	Investments	(14,617,873)
	Futures contracts	66,388
	Net change in unrealized appreciation (depreciation)	(14,551,485)
	Net Loss	(13,350,880)
	Net Decrease Resulting from Operations	(7,605,990)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Massachusetts Tax-Exempt Fund

		Year Ended October 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	5,744,890	6,261,578
	Net realized gain (loss) on investments and futures contracts	1,200,605	(109,217)
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(14,551,485)	(3,764,170)
	Net Increase (Decrease) Resulting from Operations	(7,605,990)	2,388,191
Distributions to Shareholders	From net investment income:
	Class A	(4,924,183)	(5,224,712)
	Class B	(443,714)	(577,275)
	Class C	(350,134)	(422,977)
	From net realized gains:
	Class A	—	(1,239,462)
	Class B	—	(189,466)
	Class C	—	(120,859)
	Total Distributions to Shareholders	(5,718,031)	(7,774,751)
	Net Capital Share Transactions	(13,795,105)	(12,563,583)
	Total Decrease in Net Assets	(27,119,126)	(17,950,143)
Net Assets	Beginning of period	154,456,423	172,406,566
	End of period	127,337,297	154,456,423
	Undistributed net investment income, at end of period	369,382	358,052

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Year Ended October 31,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	882,973	6,678,958	1,235,563	9,584,171
Distributions reinvested	392,191	2,938,491	510,589	3,967,962
Redemptions	(2,530,546)	(19,074,394)	(2,279,635)	(17,610,668)
Net Decrease	(1,255,382)	(9,456,945)	(533,483)	(4,058,535)
Class B
Subscriptions	42,455	323,103	38,454	301,682
Distributions reinvested	40,274	302,130	69,641	541,996
Redemptions	(518,466)	(3,855,607)	(834,976)	(6,467,145)
Net Decrease	(435,737)	(3,230,374)	(726,881)	(5,623,467)
Class C
Subscriptions	211,865	1,602,702	160,143	1,243,939
Distributions reinvested	26,640	199,738	40,297	313,083
Redemptions	(385,242)	(2,910,226)	(572,697)	(4,438,603)
Net Decrease	(146,737)	(1,107,786)	(372,257)	(2,881,581)

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$7.69	$7.94	$7.83	$8.17		$8.16
Income from Investment Operations:
Net investment income (a)	0.31	0.31	0.31	0.32		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.71)	(0.18)	0.17	(0.23)		0.17
Total from Investment Operations	(0.40)	0.13	0.48	0.09		0.50
Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)	(0.31)	(0.32)		(0.33)
From net realized gains	—	(0.07)	(0.06)	(0.11)		(0.16)
Total Distributions to Shareholders	(0.31)	(0.38)	(0.37)	(0.43)		(0.49)
Net Asset Value, End of Period	$6.98	$7.69	$7.94	$7.83		$8.17
Total return (b)	(5.46)%	1.65%	6.30%	1.09	%(c)	6.28%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	0.93%	0.94%	0.93%	0.90%		0.91%
Interest expense and fees (e)	0.03%	0.07%	0.06%	0.04%		0.01%
Net expenses (d)	0.96%	1.01%	0.99%	0.94%		0.92%
Waiver/Reimbursement	—	—	—	—	%(f)	—
Net investment income (d)	4.08%	3.96%	3.99%	4.03%		4.05%
Portfolio turnover rate	16%	14%	6%	6%		6%
Net assets, end of period (000's)	$108,149	$128,833	$137,232	$146,149		$157,198

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008	2007	2006	2005		2004
Net Asset Value, Beginning of Period	$7.69	$7.94	$7.83	$8.17		$8.16
Income from Investment Operations:
Net investment income (a)	0.25	0.25	0.25	0.26		0.27
Net realized and unrealized gain (loss) on investments and futures contracts	(0.71)	(0.18)	0.17	(0.23)		0.16
Total from Investment Operations	(0.46)	0.07	0.42	0.03		0.43
Less Distributions to Shareholders:
From net investment income	(0.25)	(0.25)	(0.25)	(0.26)		(0.26)
From net realized gains	—	(0.07)	(0.06)	(0.11)		(0.16)
Total Distributions to Shareholders	(0.25)	(0.32)	(0.31)	(0.37)		(0.42)
Net Asset Value, End of Period	$6.98	$7.69	$7.94	$7.83		$8.17
Total return (b)	(6.16)%	0.90%	5.50%	0.34	%(c)	5.49%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	1.68%	1.69%	1.68%	1.65%		1.66%
Interest expense and fees (e)	0.03%	0.07%	0.06%	0.04%		0.01%
Net expenses (d)	1.71%	1.76%	1.74%	1.69%		1.67%
Waiver/Reimbursement	—	—	—	—	%(f)	—
Net investment income (d)	3.32%	3.21%	3.25%	3.28%		3.29%
Portfolio turnover rate	16%	14%	6%	6%		6%
Net assets, end of period (000's)	$10,518	$14,941	$21,192	$27,208		$34,035

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Massachusetts Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.69	$7.94	$7.83	$8.17	$8.16
Income from Investment Operations:
Net investment income (a)	0.27	0.27	0.28	0.29	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.71)	(0.18)	0.16	(0.24)	0.17
Total from Investment Operations	(0.44)	0.09	0.44	0.05	0.46
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.27)	(0.28)	(0.29)
From net realized gains	—	(0.07)	(0.06)	(0.11)	(0.16)
Total Distributions to Shareholders	(0.27)	(0.34)	(0.33)	(0.39)	(0.45)
Net Asset Value, End of Period	$6.98	$7.69	$7.94	$7.83	$8.17
Total return (b)(c)	(5.88)%	1.20%	5.82%	0.64%	5.81%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	1.38%	1.39%	1.38%	1.35%	1.36%
Interest expense and fees (e)	0.03%	0.07%	0.06%	0.04%	0.01%
Net expenses (d)	1.41%	1.46%	1.44%	1.39%	1.37%
Waiver/Reimbursement	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (d)	3.63%	3.51%	3.54%	3.57%	3.58%
Portfolio turnover rate	16%	14%	6%	6%	6%
Net assets, end of period (000's)	$8,670	$10,683	$13,982	$13,986	$13,360

(a) Per share data was calculated using the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d) The benefits derived from expense reductions had an impact of less than 0.01%.

(e) Interest expense and fees relate to the liability for floating-rate notes issued in conjunction with inverse floater securities transactions.

See Accompanying Notes to Financial Statements.

18

Notes to Financial Statements – Columbia Massachusetts Tax-Exempt Fund
October 31, 2008

Note 1. Organization

Columbia Massachusetts Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and Massachusetts individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

19

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond ("Fixed-Rate Bond") to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes ("Floating-Rate Notes") that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an "Inverse Floater"), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"), because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with SFAS 140, the Fund includes the Fixed-Rate Bond on the Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

20

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(15,529)	$15,528	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31,
	2008	2007
Tax-Exempt Income	$5,714,770	$6,271,824
Ordinary Income*	3,261	73,183
Long-Term Capital Gains	—	1,429,744

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$311,934	$783,051	$(5,143,257)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to discount accretion/premium amortization on debt securities.

21

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

Unrealized appreciation and depreciation at October 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,830,358
Unrealized depreciation	(8,973,615)
Net unrealized depreciation	$(5,143,257)

Capital loss carryfowards of $246,754 were utilized during the year ended October 31, 2008.

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2008, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the

22

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended October 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2008, these minimum account balance fees reduced total expenses by $920.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2008, the Distributor has retained net underwriting discounts of $10,095 on sales of the Fund's Class A shares and received net CDSC fees of $13, $14,829 and $1,922 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2008, the Fund's effective service fee rate was 0.23% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

23

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2008, these custody credits reduced total expenses by $2,935 for the Fund.

Note 6. Portfolio Information

For the year ended October 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $21,752,586 and $38,241,078, respectively.

During the year ended October 31, 2008, the Fund held Inverse Floaters related to the portfolio securities against which Floating-Rate Notes were issued (see note 2). Interest paid by the Fund on the Floating-Rate Notes during the year was at a weighted average rate of 3.829%, with a weighted average outstanding Floating-Rate Notes par value of $2,653,846. During the year, the Fund disposed of the Inverse Floaters and their related Floating-Rate Notes liabilities. At October 31, 2008, the Fund held no Inverse Floaters.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2008, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	14.8
Financial Security Assurance, Inc.	8.2
AMBAC Assurance Corp.	7.0
Financial Guaranty Insurance Co.	6.8

24

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

At November 24, 2008, MBIA Insurance Corp., Financial Guaranty Insurance Co., AMBAC Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's AA, CCC, A and AAA, respectively.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at October 31, 2008 invested in debt obligations issued by each of Massachusetts and Puerto Rico and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Non-Diversified Risk

The Fund is a non-diversified Fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds. The Fund may not operate as a non-diversified fund at all times.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

25

Columbia Massachusetts Tax-Exempt Fund, October 31, 2008

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Massachusetts Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

27

Federal Income Tax Information (Unaudited)

For the fiscal year ended October 31, 2008, the Fund designates long-term capital gains of $822,204.

99.9% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

28

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Interested Trustee

William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(2) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

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and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia Massachusetts Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, in the second quintile for the three- and five-year periods, and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Massachusetts Tax-Exempt Fund's total expenses were in the fifth and actual management fees were in the second quintile (where the lowest fees and expenses would be in the first quintile) of

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the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

•  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

•  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

•  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

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12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

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21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3.  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5.  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6.  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to

40

assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7.  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8.  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

Respectfully submitted,
Steven E. Asher

41

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Massachusetts Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

An investment in money market mutual funds is not a bank deposit, and is not insured or guaranteed by Bank of America, N.A. or any of its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectuses for a complete discussion of the risks of investing in money market mutual funds.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

45

Columbia Management®

Columbia Massachusetts Tax-Exempt Fund

Annual Report, October 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/156809-1008 (12/08) 08/65977

Columbia Management®

Annual Report

October 31, 2008

Columbia New York Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Fund Profile	1

Economic Update	2

Performance Information	3

Understanding Your Expenses	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Financial Highlights	15

Notes to Financial Statements	18

Report of Independent Registered Public Accounting Firm	26

Federal Income Tax Information	27

Fund Governance	28

Board Consideration and Approval of Advisory Agreements	32

Summary of Management Fee Evaluation by Independent Fee Consultant	35

Important Information About This Report	41

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated monthly for money market funds, except for Columbia Cash Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Treasury Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information.

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you.

■  On-line transactions including purchases, exchanges and redemptions.

■  Account maintenance for updating your address and dividend payment options.

■  Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia New York Tax-Exempt Fund

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 7.86% without sales charge.

■  The fund underperformed its benchmark, the Barclays Capital Municipal Bond Index1 and its peer group average, the Lipper New York Municipal Debt Funds Classification.2

■  Bonds in the mid-to-lower quality tiers held back performance compared to the benchmark and peer group performance. We believe that longer maturity bonds also hampered performance relative to the peer group average.

Portfolio Management

Gary Swayze has managed the fund since September 1997 and has been with the advisor or its predecessors or affiliate organizations since 1997.

1The Barclays Capital Municipal Bond Index (formerly the Lehman Brothers Municipal Bond Index) is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–7.86%

Class A shares (without sales charge)

–3.30%

Barclays Capital Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

1

Economic Update – Columbia New York Tax-Exempt Fund

Summary

For the 12-month period that ended October 31, 2008

■  Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Index	Merrill Lynch Index

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 36.10%. Developed stock markets outside the United States returned negative 46.62%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

The pace of economic growth ground to a halt during the 12-month period that began November 1, 2007 and ended October 31, 2008. Although the economic growth was modestly positive at the beginning of the period, the economy slipped into recession in 2008, with little relief in sight. A host of factors weighed on consumers and businesses alike.

The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, a result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market contracted for ten consecutive months, driving the unemployment rate to 6.5%, the highest rate since the early 1990s. Nearly 1.2 million jobs have been lost since the beginning of 2008, with announced layoffs likely to drive that number even higher in the months ahead. Manufacturing activity slowed and consumer spending declined, dimming hopes for the holiday season.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which plummeted to the lowest point ever in the 40-year history of the Conference Board's monthly survey.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.50% to 1.0% during the 12-month period. Despite earlier concerns about inflation, a weak economic outlook has kept the Fed focused on stimulating economic growth through lowering borrowing rates. In fact, the one bright spot during this period of uncertainty has been lower energy and commodity prices. With oil trading near $60 per barrel at the end of the period, gasoline prices are forecasted to come down below $2 per gallon after peaking above $4 per gallon during the summer months.

Bonds eke out a small, positive return

The U.S. bond market seesawed during the 12-month period but managed to eke out a small gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in several sectors rose and yields declined as economic growth slowed and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just under 4.0%, nearly one-half percentage point lower than where it stood one year ago. In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 0.30%. High-yield bonds disappointed as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 26.43%.

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 36.10% for the 12-month period, as measured by the S&P 500 Index. Losses extended across all market caps and both growth and value, although value stocks held up somewhat better than growth stocks, as measured by their respective Russell indices.1 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.62% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.22% (in U.S. dollars).2

Past performance is no guarantee of future results.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization.

2The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2

Performance Information – Columbia New York Tax-Exempt Fund

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,986	13,322
Class B	12,983	12,983
Class C	13,377	13,377

Average annual total return as of 10/31/08 (%)

Share class	A		B		C
Inception	09/26/86		08/04/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	–7.86	–12.23	–8.54	–12.91	–8.27	–9.15
5-year	1.36	0.38	0.61	0.27	0.91	0.91
10-year	3.41	2.91	2.64	2.64	2.95	2.95

Average annual total return as of 09/30/08 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	–3.99	–8.55	–4.70	–9.26	–4.42	–5.34
5-year	1.94	0.95	1.18	0.84	1.48	1.48
10-year	3.73	3.23	2.96	2.96	3.27	3.27

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and the fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

3

Understanding Your Expenses – Columbia New York Tax-Exempt Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 – 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	920.62	1,020.91	4.06	4.27	0.84
Class B	1,000.00	1,000.00	917.20	1,017.14	7.66	8.06	1.59
Class C	1,000.00	1,000.00	918.51	1,018.65	6.22	6.55	1.29

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager's Report – Columbia New York Tax-Exempt Fund

For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 7.86% without sales charge. That was worse than the negative 3.30% return of the fund's benchmark, the Barclays Capital Municipal Bond Index1, and behind the negative 7.30% average return of its peer group, the Lipper New York Municipal Debt Funds Classification.2 The fund's shortfall to its benchmark was the result of two factors: the index is national in scope and it has less exposure than the fund to longer-term (20 to 30 years) and mid-to-lower quality sectors, which were underperformers during the period. We believe the fund underperformed its peer group average because it had more exposure to bonds with longer maturities and medium quality in the health care industry and bonds issued by assisted living and other retirement facilities.

Economic slowdown has sharp impact

A year ago, we anticipated an economic slowdown and an easing of inflationary pressures fed by high commodity prices and worldwide growth. But the intensity of the slowdown has been unexpectedly sharp. In hopes of reviving the economy, the Federal Reserve Board (the Fed) cut short-term interest rates aggressively while Congress passed a stimulus package to aid middle-class households.

Fallout from a widespread credit crisis caused municipal bonds to underperform Treasuries over this period. Sinking home values and waves of foreclosures began to shrink tax revenues and swell deficits for state and local governments. In addition, downgrades of municipal bond insurers dramatically reduced the number of AAA-rated3 municipal bonds. As a result, investors demanded higher yields for insured issues, which represent over half of the new issue market. Meanwhile, volatile markets forced some institutions to sell off their municipal bond holdings, especially hedge funds.

Amid this economic stress, the yield difference between higher and lower quality municipal bonds widened. The period's worst performance came in lower quality, long-maturity sectors where yields rose substantially. Skittish investors preferred to confine their commitments to better quality issues with maturities of five years or less, causing yields to decline and raising prices modestly for these bonds.

Lower and medium quality fund holdings and those with long maturities hurt results. We achieved better returns among intermediate-term prerefunded bonds, which are backed by escrowed government securities.

A weak recovery possible next year

Wall Street normally generates about 20% of New York State's tax revenues. This year's turmoil, with merged and bankrupt firms eliminating thousands of jobs, has sapped

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturities of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

3The credit quality ratings represent those of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Ratings ("Fitch") credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security's credit quality does not eliminate risk.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	6.55
Class B	6.55
Class C	6.55

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.38
Class B	0.32
Class C	0.35

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.Distributions include $0.08 per share of taxable realized gains.

30-day SEC yields

as of 10/31/08 (%)

Class A	4.63
Class B	4.09
Class C	4.40

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	7.65
Class B	6.76
Class C	7.27

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and the applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

5

Portfolio Manager's Report (continued) – Columbia New York Tax-Exempt Fund

Top 5 sectors

as of 10/31/08 (%)

Special Non-Property Tax	19.3
Education	11.5
Hospitals	7.0
Municipal Electric	6.6
State Appropriated	5.2

Quality breakdown

as of 10/31/08 (%)

AAA	27.9
AA	36.7
A	13.3
BBB	6.4
BB	0.9
B	1.7
Non-Rated	8.0
Cash & Equivalents	5.1

Maturity breakdown

as of 10/31/08 (%)

1-3 years	1.2
5-7 years	8.7
7-10 years	9.9
10-15 years	25.2
15-20 years	18.2
20-25 years	18.5
25 years and over	13.2
Cash & Equivalents	5.1

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

that revenue flow significantly. Job cuts in manufacturing and construction, along with falling prices and weak sales in the housing sector are also pressuring the state's budget, which already faced a multi-billion dollar deficit. Even if New York emerges from recession next year, its reliance on the volatile financial services sector and older manufacturing industries could keep growth in check. On the plus side, IBM's large nanotechnology investment at the University of Albany should brighten that region's job picture modestly.

A cautious, deliberate approach

A widening difference in yield between higher and lower quality securities of comparable maturities offers potential opportunities in bonds in the mid and lower quality tiers. However, we are being selective in our choice of securities because we do not believe that the challenges facing municipal issuers will dissipate quickly in light of the current economic slowdown. In this environment, we believe that short-term interest rates are likely to remain low and further stimulus moves are possible. Eventually, we believe that taxes may rise, making municipal bonds more attractive. However, we believe that continued stimulus programs could also trigger inflation over the longer-term, a potential negative for bond investors.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the fund could affect the overall value of the fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the fund's value will likely be more volatile than the value of more diversified funds

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

6

Investment Portfolio – Columbia New York Tax-Exempt Fund

October 31, 2008

Municipal Bonds – 94.2%
	Par ($)	Value ($)
Education – 12.3%
Education – 11.5%
NY Dormitory Authority
Columbia University, Series 2008, 5.000% 07/01/38	500,000	478,375
New York University: Series 1998 A, Insured: MBIA 5.750% 07/01/27	2,000,000	2,098,400
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	1,000,000	987,800
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/30	1,000,000	908,510
University of Rochester: Series 2000 A, Insured: MBIA (a) 07/01/14 (5.700% 07/01/10)	370,000	352,954
Series 2007, 5.000% 07/01/27	1,000,000	945,380
NY Dutchess County Industrial Development Agency
Bard College, Series 2007, 4.500% 08/01/36	500,000	373,210
NY St. Lawrence County Industrial Development Agency
Clarkson University, Series 2007, 5.000% 07/01/31	1,000,000	902,060
Education Total		7,046,689
Prep School – 0.8%
NY New York City Industrial Development Agency
Marymount School Academy, Series 2001, Insured: ACA 5.125% 09/01/21	625,000	505,950
Prep School Total		505,950
Education Total		7,552,639

	Par ($)	Value ($)
Health Care – 12.7%
Continuing Care Retirement – 3.3%
NY Broome County Industrial Development Agency
Good Shepherd Village Endwell, Series 2008 A, 6.750% 07/01/28	500,000	416,200
NY Nassau County Industrial Development Agency
Amsterdam at Harborside, Series 2007 A, 6.700% 01/01/43	750,000	596,903
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	1,335,000	979,943
Continuing Care Retirement Total		1,993,046
Hospitals – 7.0%
NY Albany Industrial Development Agency
St. Peter's Hospital, Series 2008 A, 5.250% 11/15/32	750,000	568,695
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA 4.700% 02/15/35	1,000,000	797,180
North Shore University Hospital, Series 2007 A, 5.000% 05/01/32	1,000,000	786,370
NYU Hospital Center, Series 2007 B, 5.625% 07/01/37	1,000,000	725,720
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29	650,000	525,096
NY Saratoga County Industrial Development Agency
Saratoga Hospital:
Series 2004 A, 5.000% 12/01/13	250,000	242,070
Series 2007 B, 5.250% 12/01/32	500,000	379,035
NY Yonkers Industrial Development Agency
St. John's Riverside Hospital, Series 2001 A, 6.800% 07/01/16	320,000	290,125
Hospitals Total		4,314,291

See Accompanying Notes to Financial Statements.

7

Columbia New York Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Nursing Homes – 2.4%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Series 2007, 5.200% 01/01/40	750,000	458,273
NY Essex County Industrial Development Agency
Moses Ludington Nursing Home, Series 2000 A, Insured: FHA 6.200% 02/01/30	1,055,000	1,020,807
Nursing Homes Total		1,479,080
Health Care Total		7,786,417
Housing – 5.6%
Assisted Living/Senior – 4.3%
NY Huntington Housing Authority
Gurwin Jewish Senior Center, Series 1999 A, 5.875% 05/01/19	1,500,000	1,250,325
NY Mount Vernon Industrial Development Agency
Wartburg Senior Housing, Inc., Series 1999: 6.150% 06/01/19	1,000,000	878,660
6.200% 06/01/29	615,000	483,519
Assisted Living/Senior Total		2,612,504
Single-Family – 1.3%
NY Mortgage Agency
Series 2007 148, 5.200% 10/01/32	1,000,000	787,570
Single-Family Total		787,570
Housing Total		3,400,074
Other – 9.5%
Other – 0.8%
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	550,000	459,921
Other Total		459,921

	Par ($)	Value ($)
Pool/Bond Bank – 4.6%
NY Environmental Facilities Corp.
Series 2005 B, 5.500% 04/15/35	1,000,000	1,019,640
Series 2006 A, 4.750% 06/15/31	1,000,000	886,980
Series 2008 A, 5.000% 06/15/37	1,000,000	918,840
Pool/Bond Bank Total		2,825,460
Refunded/Escrowed (b) – 4.1%
NY Dormitory Authority
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: MBIA (c) 07/01/25	3,000,000	1,222,410
Series 2000 A, Pre-refunded 07/01/10, Insured: MBIA (a) 07/01/14 (5.700% 07/01/10)	630,000	607,585
NY Greece Central School District
Series 1992, Escrowed to Maturity, Insured: FGIC 6.000% 06/15/16	500,000	572,640
NY Urban Development Corp.
Series 2002 A, Pre-refunded 01/01/11, 5.500% 01/01/17	105,000	111,393
Refunded/Escrowed Total		2,514,028
Other Total		5,799,409
Other Revenue – 1.1%
Recreation – 1.1%
NY Trust Cultural Resources
Museum of Modern Art, Series 2008 1A, 5.000% 04/01/31	750,000	688,425
Recreation Total		688,425
Other Revenue Total		688,425

See Accompanying Notes to Financial Statements.

8

Columbia New York Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 28.9%
Local Appropriated – 2.6%
NY Dormitory Authority
Series 2001 2-4, 4.750% 01/15/30	1,000,000	883,860
Westchester County, Series 1998, (c) 08/01/19	1,200,000	694,536
Local Appropriated Total		1,578,396
Local General Obligations – 1.8%
NY Mount Sinai School District
Series 1992, Insured: AMBAC 6.200% 02/15/19	1,005,000	1,133,348
Local General Obligations Total		1,133,348
Special Non-Property Tax – 19.3%
NY Local Government Assistance Corp.
Series 1993 C,
5.500% 04/01/17	2,100,000	2,163,651
Series 1993 E: 5.000% 04/01/21	5,650,000	5,601,297
6.000% 04/01/14	2,945,000	3,164,020
PR Commonwealth of Puerto Rico Sales Tax Financing Corp.
Series 2007 A, 5.250% 08/01/57	1,000,000	862,550
Special Non-Property Tax Total		11,791,518
State Appropriated – 5.2%
NY Dormitory Authority
Series 1993, 6.000% 07/01/20	2,000,000	2,079,120
State University, Series 2000 C, Insured: FSA 5.750% 05/15/17	1,000,000	1,099,540
State Appropriated Total		3,178,660
Tax-Backed Total		17,681,922
Transportation – 10.1%
Air Transportation – 3.3%
NY New York City Industrial Development Agency
American Airlines, Inc., Series 2005, AMT, 7.750% 08/01/31	1,000,000	748,010

	Par ($)	Value ($)
Terminal One Group Association LP, Series 2005, AMT, 5.500% 01/01/24	1,500,000	1,263,150
Air Transportation Total		2,011,160
Ports – 3.2%
NY Port Authority of New York & New Jersey
Series 1993, 5.375% 03/01/28	2,000,000	1,961,060
Ports Total		1,961,060
Toll Facilities – 1.6%
NY Thruway Authority
Series 2007, Insured: FGIC 5.000% 01/01/27	1,000,000	951,770
Toll Facilities Total		951,770
Transportation – 2.0%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/23	1,250,000	1,240,988
Transportation Total		1,240,988
Transportation Total		6,164,978
Utilities – 14.0%
Independent Power Producers – 1.3%
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities, Series 1998, AMT, 5.500% 01/01/23	1,000,000	785,340
Independent Power Producers Total		785,340
Investor Owned – 3.7%
NY Energy & Research Development Authority
Brooklyn Union Gas Co.:
Series 1993, IFRN, 7.838% 04/01/20(d)	1,500,000	1,514,190
Series 2005 A, AMT, Insured: FGIC 4.700% 02/01/24	1,000,000	782,760
Investor Owned Total		2,296,950
Municipal Electric – 6.6%
NY Long Island Power Authority
Series 2000, Insured: FSA (c) 06/01/18	1,000,000	618,260
Series 2008 A, 6.000% 05/01/33	1,000,000	998,730

See Accompanying Notes to Financial Statements.

9

Columbia New York Tax-Exempt Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK, Insured: MBIA 5.500% 07/01/15	1,500,000	1,512,360
Series 2003 NN, Insured: MBIA 5.250% 07/01/21	1,000,000	930,670
Municipal Electric Total		4,060,020
Water & Sewer – 2.4%
NY Great Neck North Water Authority
Series 2008, 5.000% 01/01/33	690,000	642,383
NY New York City Municipal Water Finance Authority
Series 2008, 4.500% 06/15/38	1,000,000	801,730
Water & Sewer Total		1,444,113
Utilities Total		8,586,423
Total Municipal Bonds (cost of $61,610,560)		57,660,287
Investment Company – 0.2%
	Shares
Dreyfus Cash Management Plus (7 day yield of 2.260%)	116,043	116,043
Total Investment Company (cost of $116,043)		116,043
Short-Term Obligation – 0.1%
	Par ($)
Variable Rate Demand Note (e) – 0.1%
NY New York City
Series 1993 A-8, LOC: JPMorgan Chase 0.850% 08/01/18	100,000	100,000
Variable Rate Demand Note Total		100,000
Total Short-Term Obligation (cost of $100,000)		100,000
Total Investments – 94.5% (cost of $61,826,603) (f)		57,876,330
Other Assets & Liabilities, Net – 5.5%		3,346,516
Net Assets – 100.0%		61,222,846

Notes to Investment Portfolio:

(a)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2008.

(e)  This security is payable upon demand and secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflect the rate at October 31, 2008.

(f)  Cost for federal income tax purposes is $61,092,341.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	28.9
Utilities	14.0
Health Care	12.7
Education	12.3
Transportation	10.1
Other	9.5
Housing	5.6
Other Revenue	1.1
94.2
Investment Company	0.2
Short-Term Obligation	0.1
Other Assets & Liabilities, Net	5.5
100.0

Acronym	Name
ACA	ACA Financial Guaranty Corp.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IFRN	Inverse Floating Rate Note

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia New York Tax-Exempt Fund
October 31, 2008

Assets	Investments, at cost	$61,826,603
	Investments, at value	$57,876,330
	Cash	2,857,930
	Receivable for:
	Fund shares sold	18,416
	Interest	880,349
	Expense reimbursement due from investment advisor	5,959
	Trustees' deferred compensation plan	17,686
	Other assets	152
	Total Assets	61,656,822
Liabilities	Payable for:
	Fund shares repurchased	207,590
	Distributions	87,622
	Investment advisory fee	26,535
	Transfer agent fee	11,300
	Pricing and bookkeeping fees	5,286
	Trustees' fees	122
	Audit fee	34,300
	Custody fee	938
	Distribution and service fees	22,452
	Chief compliance officer expenses	52
	Trustees' deferred compensation plan	17,686
	Other liabilities	20,093
	Total Liabilities	433,976
	Net Assets	61,222,846
Net Assets Consist of	Paid-in capital	64,091,180
	Undistributed net investment income	753,793
	Accumulated net realized gain	328,146
	Net unrealized depreciation on investments	(3,950,273)
	Net Assets	61,222,846
Class A	Net assets	$42,819,428
	Shares outstanding	6,539,682
	Net asset value per share	$6.55	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($6.55/0.9525)	$6.88	(b)
Class B	Net assets	$10,083,967
	Shares outstanding	1,540,070
	Net asset value and offering price per share	$6.55	(a)
Class C	Net assets	$8,319,451
	Shares outstanding	1,270,591
	Net asset value and offering price per share	$6.55	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

11

Statement of Operations – Columbia New York Tax-Exempt Fund
For the Year Ended October 31, 2008

		($)
Investment Income	Interest	3,676,355
	Dividends	13,647
	Total Investment Income	3,690,002
Expenses	Investment advisory fee	359,613
	Distribution fee:
	Class B	99,265
	Class C	71,872
	Service fee:
	Class A	118,042
	Class B	31,790
	Class C	23,053
	Transfer agent fee	31,437
	Pricing and bookkeeping fees	57,014
	Trustees' fees	16,421
	Custody fee	7,418
	Chief compliance officer expenses	619
	Other expenses	130,514
	Total Expenses	947,058
	Fees waived or expenses reimbursed by investment advisor	(169,561)
	Fees waived by distributor—Class C	(28,793)
	Expense reductions	(1,940)
	Net Expenses	746,764
	Net Investment Income	2,943,238
Net Realized and Unrealized	Net realized gain (loss) on:
Gain (Loss) on Investments and	Investments	878,415
Futures Contracts	Futures contracts	(5,516)
	Net realized gain	872,899
	Net change in unrealized appreciation (depreciation) on:
	Investments	(9,443,419)
	Futures contracts	32,706
	Net change in unrealized appreciation (depreciation)	(9,410,713)
	Net Loss	(8,537,814)
	Net Decrease Resulting from Operations	(5,594,576)

See Accompanying Notes to Financial Statements.

12

Statement of Changes in Net Assets – Columbia New York Tax-Exempt Fund

		Year Ended October, 31
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	2,943,238	3,260,992
	Net realized gain on investments and futures contracts	872,899	858,461
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(9,410,713)	(3,098,578)
	Net Increase (Decrease) Resulting from Operations	(5,594,576)	1,020,875
Distributions to Shareholders	From net investment income:
	Class A	(2,036,977)	(2,175,017)
	Class B	(448,956)	(644,834)
	Class C	(354,557)	(349,044)
	From net realized gains:
	Class A	(503,414)	(176,684)
	Class B	(156,300)	(69,863)
	Class C	(97,587)	(29,654)
	Total Distributions to Shareholders	(3,597,791)	(3,445,096)
	Net Capital Share Transactions	(5,256,998)	(10,197,471)
	Total Decrease in Net Assets	(14,449,365)	(12,621,692)
Net Assets	Beginning of period	75,672,211	88,293,903
	End of period	61,222,846	75,672,211
	Undistributed net investment income, at end of period	753,793	665,779

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets (continued) – Capital Stock Activity

	Year Ended October 31,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,146,528	8,338,652	1,166,791	8,848,362
Distributions reinvested	226,091	1,630,788	184,427	1,394,070
Redemptions	(1,476,999)	(10,519,253)	(1,989,353)	(14,997,279)
Net Decrease	(104,380)	(549,813)	(638,135)	(4,754,847)
Class B
Subscriptions	60,627	438,310	55,702	421,686
Distributions reinvested	55,749	403,425	61,502	465,244
Redemptions	(738,672)	(5,354,041)	(914,801)	(6,878,604)
Net Decrease	(622,296)	(4,512,306)	(797,597)	(5,991,674)
Class C
Subscriptions	237,969	1,733,849	316,643	2,412,806
Distributions reinvested	34,549	249,308	29,905	225,961
Redemptions	(301,262)	(2,178,036)	(276,450)	(2,089,717)
Net Increase (Decrease)	(28,744)	(194,879)	70,098	549,050

See Accompanying Notes to Financial Statements.

14

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.49	$7.70	$7.61	$7.84	$7.72
Income from Investment Operations:
Net investment income (a)	0.31	0.31	0.32	0.31	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.87)	(0.19)	0.15	(0.22)	0.16
Total from Investment Operations	(0.56)	0.12	0.47	0.09	0.47
Less Distributions to Shareholders:
From net investment income	(0.30)	(0.31)	(0.31)	(0.30)	(0.31)
From net realized gains	(0.08)	(0.02)	(0.07)	(0.02)	(0.04)
Total Distributions to Shareholders	(0.38)	(0.33)	(0.38)	(0.32)	(0.35)
Net Asset Value, End of Period	$6.55	$7.49	$7.70	$7.61	$7.84
Total return (b)(c)	(7.86)%	1.59%	6.31%	1.19%	6.26%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.84%	0.84%	0.84%	0.84%	0.83%
Waiver/Reimbursement	0.24%	0.21%	0.21%	0.14%	0.13%
Net investment income (d)	4.29%	4.15%	4.16%	4.00%	4.04%
Portfolio turnover rate	17%	15%	9%	7%	8%
Net assets, end of period (000's)	$42,819	$49,751	$56,050	$58,004	$65,280

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.49	$7.70	$7.61	$7.84	$7.72
Income from Investment Operations:
Net investment income (a)	0.26	0.26	0.26	0.25	0.25
Net realized and unrealized gain (loss) on investments and futures contracts	(0.88)	(0.20)	0.15	(0.21)	0.16
Total from Investment Operations	(0.62)	0.06	0.41	0.04	0.41
Less Distributions to Shareholders:
From net investment income	(0.24)	(0.25)	(0.25)	(0.25)	(0.25)
From net realized gains	(0.08)	(0.02)	(0.07)	(0.02)	(0.04)
Total Distributions to Shareholders	(0.32)	(0.27)	(0.32)	(0.27)	(0.29)
Net Asset Value, End of Period	$6.55	$7.49	$7.70	$7.61	$7.84
Total return (b)(c)	(8.54)%	0.83%	5.52%	0.44%	5.47%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.59%	1.59%	1.59%	1.59%	1.58%
Waiver/Reimbursement	0.24%	0.21%	0.21%	0.14%	0.13%
Net investment income (d)	3.54%	3.40%	3.41%	3.25%	3.29%
Portfolio turnover rate	17%	15%	9%	7%	8%
Net assets, end of period (000's)	$10,084	$16,192	$22,782	$28,278	$34,877

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia New York Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$7.49	$7.70	$7.61	$7.84	$7.72
Income from Investment Operations:
Net investment income (a)	0.28	0.28	0.28	0.28	0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.87)	(0.19)	0.15	(0.22)	0.16
Total from Investment Operations	(0.59)	0.09	0.43	0.06	0.44
Less Distributions to Shareholders:
From net investment income	(0.27)	(0.28)	(0.27)	(0.27)	(0.28)
From net realized gains	(0.08)	(0.02)	(0.07)	(0.02)	(0.04)
Total Distributions to Shareholders	(0.35)	(0.30)	(0.34)	(0.29)	(0.32)
Net Asset Value, End of Period	$6.55	$7.49	$7.70	$7.61	$7.84
Total return (b)(c)	(8.27)%	1.14%	5.84%	0.74%	5.78%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.29%	1.29%	1.29%	1.29%	1.28%
Waiver/Reimbursement	0.54%	0.51%	0.51%	0.44%	0.43%
Net investment income (d)	3.84%	3.69%	3.71%	3.55%	3.59%
Portfolio turnover rate	17%	15%	9%	7%	8%
Net assets, end of period (000's)	$8,319	$9,729	$9,461	$9,974	$9,774

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Notes to Financial Statements – Columbia New York Tax-Exempt Fund
October 31, 2008

Note 1. Organization

Columbia New York Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and New York individual income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers three classes of shares: Class A, Class B and Class C. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund's financial statement disclosures.

18

Columbia New York Tax-Exempt Fund, October 31, 2008

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund's financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

19

Columbia New York Tax-Exempt Fund, October 31, 2008

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(14,734)	$14,733	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31,
	2008	2007
Tax-Exempt Income	$2,840,490	$3,168,895
Ordinary Income*	—	38,296
Long-Term Capital Gains	757,301	237,905

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
$130,305	$766,645	$(3,216,011)

*  The differences between book-basis and tax-basis net unrealized depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2008, based on cost of investments for federal income tax purposes, were:

Unrealized appreciation	$3,008,502
Unrealized depreciation	(6,224,513)
Net unrealized depreciation	$(3,216,011)

The Fund adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a

20

Columbia New York Tax-Exempt Fund, October 31, 2008

result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund's financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia California Tax-Exempt Fund, Columbia Connecticut Tax-Exempt Fund and Columbia Massachusetts Tax-Exempt Fund as follows:

Combined Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.50%
$1 billion to $3 billion	0.45%
Over $3 billion	0.40%

For the year ended October 31, 2008, the Fund's effective investment advisory fee rate was 0.50% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended October 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under "Pricing and bookkeeping fees" aggregated to $1,952.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net

21

Columbia New York Tax-Exempt Fund, October 31, 2008

of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended October 31, 2008, these minimum account balance fees reduced total expenses by $340.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended October 31, 2008, the Distributor has retained net underwriting discounts of $4,631 on sales of the Fund's Class A shares and received net CDSC fees of $16,938, $18,972 and $321 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors. The service fee is equal to 0.10% annually of the net assets attributable to shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to shares issued thereafter. This arrangement results in an annual rate of service fee for all shares that is a blend between the 0.10% and 0.25% rates. For the year ended October 31, 2008, the Fund's effective service fee rate was 0.24% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares.

The Plans also require the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C shares distribution fee so that it will not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Columbia and/or some of the Fund's other service providers have voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.60% annually of the Fund's average daily net assets. Columbia, at its discretion, may modify or terminate this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended October 31, 2008, these custody credits reduced total expenses by $1,600 for the Fund.

22

Columbia New York Tax-Exempt Fund, October 31, 2008

Note 6. Portfolio Information

For the year ended October 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $11,986,365 and $19,860,046, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Fund and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of October 31, 2008, two shareholders collectively held 27.8% of the Fund's shares outstanding over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2008, private insurers who insured greater than 5% of the net assets of the Fund were as follows:

Insurer	% of Total Net Assets
MBIA Insurance Corp.	12.5
AMBAC Assurance Corp.	5.5

At November 24, 2008, MBIA Insurance Corp. and AMBAC Assurance Corp. were rated by Standard & Poor's AA and A, respectively.

Geographic Concentration

The Fund had greater than 5% of its total net assets at October 31, 2008 invested in debt obligations issued by the state of New York and its political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Non-Diversified Risk

The Fund is a non-diversified Fund, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more

23

Columbia New York Tax-Exempt Fund, October 31, 2008

diversified funds. The Fund may not operate as a non-diversified fund at all times.

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.
Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to

24

Columbia New York Tax-Exempt Fund, October 31, 2008

Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

25

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia New York Tax-Exempt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia New York Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

26

Federal Income Tax Information (Unaudited)

For the fiscal year ended October 31, 2008, the Fund designates long-term capital gains of $847,496.

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

27

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

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Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(1) (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

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Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee(2) (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

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Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004

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Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes

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and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2008, Columbia New York Tax-Exempt Fund's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period, in the third quintile for the three-year period, in the second quintile for the five-year period and in the first quintile for the ten-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia New York Tax-Exempt Fund's total expenses were in the third quintile and actual management fees were in the first quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

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The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

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Summary of Management Fee Evaluation by
Independent Fee Consultant

EXCERPTS FROM REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

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II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the

36

fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior

37

Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2)  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3)  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4)  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5)  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6)  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across

38

fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7)  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8)  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

39

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia New York Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

An investment in money market mutual funds is not a bank deposit, and is not insured or guaranteed by Bank of America, N.A. or any of its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectuses for a complete discussion of the risks of investing in money market mutual funds.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

41

Columbia Management®

Columbia New York Tax-Exempt Fund

Annual Report, October 31, 2008

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/156909-1008 (12/08) 08/65979

Columbia Management®

Annual Report

October 31, 2008

Columbia Tax-Exempt Bond Funds

■  Columbia Connecticut Intermediate
Municipal Bond Fund

■  Columbia Intermediate Municipal
Bond Fund

■  Columbia Massachusetts Intermediate
Municipal Bond Fund

■  Columbia New Jersey Intermediate
Municipal Bond Fund

■  Columbia New York Intermediate
Municipal Bond Fund

■  Columbia Rhode Island Intermediate
Municipal Bond Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Economic Update	1

Columbia Connecticut Intermediate Municipal Bond Fund	2

Columbia Intermediate Municipal Bond Fund	7

Columbia Massachusetts Intermediate Municipal Bond Fund	12

Columbia New Jersey Intermediate Municipal Bond Fund	17

Columbia New York Intermediate Municipal Bond Fund	22

Columbia Rhode Island Intermediate Municipal Bond Fund	27

Investment Portfolios	32

Statements of Assets and Liabilities	96

Statements of Operations	100

Statements of Changes in Net Assets	102

Financial Highlights	108

Notes to Financial Statements	138

Report of Independent Registered Public Accounting Firm	151

Federal Income Tax Information	152

Fund Governance	153

Board Consideration and Approval of Investment Advisory Agreements	157

Summary of Management Fee Evaluation by Independent Fee Consultant	161

Important Information About This Report	169

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia Fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■   Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■   News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■   Monthly and quarterly performance information.

■   Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Treasury Reserves and Columbia Money Market Reserves which are updated weekly, monthly for equity funds and quarterly for most other funds.

■   Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■   Mutual fund account details with balances, dividend and transaction information.

■   Fund Tracker to customize your homepage with current net asset values for the funds that interest you.

■   On-line transactions including purchases, exchanges and redemptions.

■   Account maintenance for updating your address and dividend payment options.

■   Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Economic Update – Columbia Tax-Exempt Bond Funds

The pace of economic growth ground to a halt during the 12-month period that began November 1, 2007 and ended October 31, 2008. Although economic growth was modestly positive at the beginning of the period, the economy slipped into recession in 2008, with little near-term relief in sight. A host of factors weighed on consumers and businesses alike.

The most severe housing downturn in decades showed no sign of abating as inventories of homes for sale rose, home prices declined and tighter credit standards, a result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans.

The labor market contracted for ten consecutive months, driving the unemployment rate to 6.5%, the highest rate since the early 1990s. Nearly 1.2 million jobs have been lost since the beginning of 2008, with announced layoffs likely to drive that number even higher in the months ahead. Manufacturing activity slowed and consumer spending declined, dimming hopes for the holiday season.

A weakening economy and turmoil in the financial markets took a toll on consumer confidence, which plummeted to the lowest point ever in the 40-year history of the monthly survey. Consumer confidence is surveyed by The Conference Board.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 4.50% to 1.0% during the 12-month period. Despite earlier concerns about inflation, a weak economic outlook has kept the Fed focused on stimulating economic growth through lowering borrowing rates. In fact, the one bright spot during this period of uncertainty has been lower energy and commodity prices. With oil trading near $60 per barrel at the end of the period, gasoline prices are expected to come down below $2 per gallon after peaking above $4 per gallon during the summer months.

Bonds eke out a small, positive return

The U.S. bond market seesawed during the 12-month period but managed to eke out a small gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices in several sectors rose and yields declined as economic growth slowed and stock market volatility increased. The benchmark 10-year U.S. Treasury yield ended the period at just under 4.0%, nearly one-half percentage point lower than where it stood one year ago. In this environment, the Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) returned 0.30%.1 High-yield bonds disappointed as economic prospects weakened and default fears rose. The Merrill Lynch U.S. High Yield, Cash Pay Index returned negative 26.43%.2

Stocks retreat as economic outlook darkens

Against a shifting economic backdrop, the U.S. stock market lost 36.10% for the 12-month period, as measured by the S&P 500 Index.3 Losses extended across all market caps and both growth and value, although value stocks held up somewhat better than growth stocks, as measured by their respective Russell indices.4 Stock markets outside the U.S. suffered even greater losses. The MSCI EAFE Index, a broad gauge of stock market performance in foreign developed markets, lost 46.62% (in U.S. dollars) for the period.5 Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. As investors backed away from risk, emerging markets suffered most of all. The MSCI Emerging Markets Index returned negative 56.22% (in U.S. dollars).6

Past performance is no guarantee of future results.

1 The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers U.S. Aggregate Bond Index) is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt with at least $250 million par amount outstanding and with at least one year to final maturity.

2 The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

3 The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large capitalization US stocks.

4 The Russell 1000 Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

5 The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

6 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended October 31, 2008

■   Despite volatility in many segments of the bond market, the Barclays Capital U.S. Aggregate Bond Index delivered a modest gain. High-yield bonds lost significant ground, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index.

Barclays Index	Merrill Lynch Index

■   The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 36.10%. Developed stock markets outside the United States returned negative 46.62%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

Fund Profile – Columbia Connecticut Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–1.80%

Class A shares (without sales charge)

+0.53%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 1.80% without sales charge. Class Z shares returned negative 1.53%.

■  The fund's return trailed both its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 as well as the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund had more exposure to longer-term bonds than its benchmark and, we believe, the average fund in its peer group, which hurt performance.

Portfolio Management

Brian McGreevy has managed the fund or its predecessors since September 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Connecticut Intermediate Municipal Bond Fund

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,402	12,762
Class B	12,664	12,664
Class C	12,932	12,932
Class T	13,490	12,845
Class Z	13,685	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		06/26/00		08/01/94
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–1.80	–5.02	–2.52	–5.36	–2.18	–3.12	–1.68	–6.35	–1.53
5-year	1.63	0.64	0.88	0.88	1.23	1.23	1.74	0.75	1.89
10-year	2.97	2.47	2.39	2.39	2.60	2.60	3.04	2.54	3.19

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.95	–4.19	–1.67	–4.53	–1.32	–2.28	–0.82	–5.53	–0.68
5-year	1.63	0.65	0.88	0.88	1.23	1.23	1.74	0.76	1.89
10-year	3.04	2.54	2.47	2.47	2.68	2.68	3.11	2.61	3.26

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002. Retail A share returns include returns of the BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund (the "1784 Connecticut Fund") (whose shares were initially offered on August 1, 1994) for periods prior to June 26, 2000. The returns for Class Z shares include the returns of Trust shares of the Galaxy Connecticut Fund for periods prior to November 18, 2002, and the returns of the 1784 Connecticut Fund for periods prior to June 26, 2000. No returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.06
Class B	1.81
Class C	1.81
Class T	0.96
Class Z	0.81

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Connecticut Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 - 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	967.32	1,021.37	3.71	3.81	0.75
Class B	1,000.00	1,000.00	963.70	1,017.60	7.40	7.61	1.50
Class C	1,000.00	1,000.00	965.41	1,019.36	5.68	5.84	1.15
Class T	1,000.00	1,000.00	967.77	1,021.87	3.22	3.30	0.65
Class Z	1,000.00	1,000.00	968.48	1,022.62	2.47	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Connecticut Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2008, Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund returned negative 1.80% without sales charge. Class Z shares returned negative 1.53%. By comparison, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) returned positive 0.53%, while the Lipper Other States Intermediate Municipal Debt Funds Classification2 had an average total return of negative 1.30%. We believe the fund underperformed its benchmark and the average fund in its peer group largely because we purchased several bonds with maturities ranging from eight to 15 years, which raised exposure to the weakest performing maturity range of the market. A late purchase of BBB-rated bonds also hurt performance but added to the overall yield in the portfolio, as did exposure to bonds issued by Puerto Rico or its subdivisions. These bonds, which accounted for 12% of the fund's assets, have lower ratings and underperformed as the yield difference between higher and lower quality bonds widened.

On October 31, 2008, the fund's Class A shares had a 30-day SEC annualized yield of 3.38%. This equaled a taxable equivalent yield of 5.47% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

A year of instability and uncertainty

In an environment of high volatility and low liquidity, investors sought shelter in bonds with the highest quality and shortest maturities. By the end of the period, the number of high quality bonds had fallen dramatically as a widening financial crisis threatened all aspects of the financial markets. The percentage of AAA-rated bonds in the index dropped from 65% in January to 32% in October. In June, MBIA and AMBAC, two large municipal insurers, were downgraded by major credit rating agencies. Against this backdrop, lower quality, longer-term securities were the weakest performers, with the worst performance coming from bonds with maturities of 12 to 17 years. In addition, the municipal market experienced selling pressure from mutual funds and hedge funds as the yield difference between high and low quality bonds widened and arbitrage trades became unprofitable.

Longer-term bonds hampered returns

While the fund benefited from a steady supply of new high quality issues, performance was hurt when we purchased some longer intermediate-term bonds at a time when the market favored shorter-term issues with less price volatility. Some of the new issues grew out of a change in federal law that allowed the state housing authority to issue bonds not subject to the alternative minimum tax (AMT). For the past several years, the housing agency has maintained strong underwriting standards, including income

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	10.06
Class B	10.06
Class C	10.06
Class T	10.06
Class Z	10.06

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.38
Class B	0.30
Class C	0.34
Class T	0.39
Class Z	0.41

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/08 (%)

Class A	3.38
Class B	2.81
Class C	3.15
Class T	3.48
Class Z	3.80

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Portfolio Manager's Report (continued) – Columbia Connecticut Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	5.47
Class B	4.55
Class C	5.10
Class T	5.64
Class Z	6.15

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/08 (%)

Local General Obligations	20.6
Refunded/Escrowed	16.6
State General Obligations	13.7
Education	11.0
Special Non-Property Tax	7.5

Sector breakdowns are calculated as a percentage of net assets.

Quality breakdown

as of 10/31/08 (%)

AAA	31.4
AA	48.7
A	8.7
BBB	3.7
Non-rated	0.7
Cash and Equivalents	6.8

Maturity breakdown

as of 10/31/08 (%)

0-1 year	4.0
1-3 years	11.9
3-5 years	12.1
5-7 years	12.3
7-10 years	16.3
10-15 years	18.1
15-20 years	14.2
20-25 years	3.1
25 years and over	1.2
Cash and Equivalents	6.8

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

documentation, minimum down payments and credit checks, so these new bonds offered good quality as well as attractive yields. At the same time, inflows to the fund were strong over the period, and we used the new cash to purchase bonds, including some longer intermediate-term issues, which although they hampered returns during this period, we believe have the potential to do well in a more stable environment. In addition, the fund had no exposure to bonds subject to the AMT, which aided performance because prices on bonds subject to the AMT declined as demand weakened and yields rose more than on other, comparable maturity municipal bonds.

A favorable but cautious economic outlook

We believe that Connecticut's diverse economy is in a good position to retain a stable credit rating for the state and its local municipalities as the state's aerospace and defense industries continue to benefit from strong domestic and international sales. Even so, there are risks going forward. A declining stock market and falling employment in the securities industry will have a negative impact on the state, especially in Fairfield County, where Wall Street employment—and now unemployment—is high. We expect municipal bond issuance to remain strong as the state takes advantage of relatively low interest rates. Credit selection and risk management will be especially important as the state works through this economic downturn.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 2.25% without sales charge. Class Z shares returned negative 2.05%.

■  The fund's return trailed both its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, as well as the average return of its peer group, the Lipper Intermediate Municipal Debt Funds Classification2.

■  Investments in non-rated and lower-rated investment grade bonds, as well as bonds with maturities of 10+ years, hampered returns, as these sectors underperformed higher quality and shorter-maturity issues.

Portfolio Management

Susan Sanderson has managed the fund or its predecessors since June 2002 and has been associated with the advisor or its predecessors or affiliate organizations since 1985.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–2.25%

Class A shares (without sales charge)

+0.53%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Performance Information – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.72
Class B	1.37
Class C	1.37
Class T	0.67
Class Z	0.52

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.70
Class B	1.35
Class C	1.35
Class T	0.65
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A shares are calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,653	13,007
Class B	13,001	13,001
Class C	13,349	13,349
Class T	13,694	13,047
Class Z	13,897	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–2.25	–5.40	–2.88	–5.70	–2.45	–3.39	–2.20	–6.85	–2.05
5-year	1.86	0.88	1.20	1.20	1.66	1.66	1.91	0.93	2.05
10-year	3.16	2.66	2.66	2.66	2.93	2.93	3.19	2.70	3.35

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.94	–4.13	–1.58	–4.44	–1.15	–2.10	–0.89	–5.60	–0.74
5-year	1.92	0.93	1.26	1.26	1.72	1.72	1.97	0.98	2.13
10-year	3.27	2.76	2.77	2.77	3.04	3.04	3.30	2.79	3.45

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 25, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund") for periods prior to November 25, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002. Class T shares were initially offered on June 26, 2000. Retail A share returns include the returns of BKB shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and the returns of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered on June 14, 1993) for periods prior to June 26, 2000. The returns for Class Z shares include the returns of Trust shares of the Galaxy Intermediate Tax-Exempt Fund for periods prior to November 25, 2002, and the returns of the 1784 Tax-Exempt Fund for periods prior to June 26, 2000. No returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Understanding Your Expenses – Columbia Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/08 - 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	962.19	1,021.62	3.45	3.56	0.70
Class B	1,000.00	1,000.00	958.98	1,018.35	6.65	6.85	1.35
Class C	1,000.00	1,000.00	961.19	1,020.61	4.44	4.57	0.90
Class T	1,000.00	1,000.00	962.40	1,021.87	3.21	3.30	0.65
Class Z	1,000.00	1,000.00	963.10	1,022.62	2.47	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	9.62
Class B	9.62
Class C	9.62
Class T	9.62
Class Z	9.62

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.38
Class B	0.32
Class C	0.36
Class T	0.39
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/08 (%)

Class A	3.86
Class B	3.40
Class C	3.85
Class T	3.90
Class Z	4.25

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended October 31, 2008, Class A shares of Columbia Intermediate Municipal Bond Fund returned negative 2.25% without sales charge. Class Z shares returned negative 2.05%. By comparison, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) returned positive 0.53%, while the Lipper Intermediate Municipal Debt Funds Classification2 had an average total return of negative 2.07%. Investments in longer-maturity bonds as well as lower-rated investment grade and non-rated issues hampered returns.

On May 5, 2008, Columbia Intermediate Municipal Bond Fund acquired Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc. The acquisition added to the fund's holdings of underperforming lower investment-grade and longer-maturity bonds and some shorter-maturity and high-grade names that fared better during the second half of the period.

On October 31, 2008, Columbia Intermediate Municipal Bond Fund's Class A shares had a 30-day SEC annualized yield of 3.86%. This equaled a taxable equivalent yield of 5.94% for shareholders in the 35.0% federal income tax bracket. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. The fund's yield was higher than the average for its peer group.

Pressure on municipal bonds

Municipal bonds avoided the sharp price declines of stocks and high-yield bonds, but made little headway amid challenging market conditions. Throughout the year, credit ratings agencies downgraded municipal bond insurers because of worries that they might not have adequate capital to cover potential defaults. New issuance slowed as issuers postponed coming to market. In addition, institutions and non-traditional buyers, including hedge funds, were heavy sellers of municipal bonds, pressuring prices. By the fall, an estimated $18 billion in new issuance was scheduled to come to the market. However, a portion of it was postponed as a result of the credit freeze. Uncertainty around this overhang also weighed on municipal bond prices. In a challenging environment, higher quality and shorter-maturity municipal bonds beat lower investment grade bonds, non-rated bonds and longer-maturity bonds.

Longer intermediate-maturity bias

The fund maintained its focus on bonds with maturities between seven and 15 years, which offered a yield advantage over shorter-term issues as well as strong long-term return potential. We locked in yields by focusing on bonds that were non-callable or protected from being redeemed any time soon. However, an overweight versus the Barclays index in bonds with 10- to 15-year maturities and a modest stake in even longer-term issues hindered returns. An underweight in bonds with maturities of two years or less also hurt performance.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Intermediate Municipal Bond Fund

Benefit from high-quality exposure

Bonds with the highest credit ratings (AAA or AA)—which accounted for approximately 77% of the fund's assets—aided returns. Among the winners were pre-refunded bonds, which typically have better credit quality and shorter maturities than issues that have not been refunded. Pre-refunding occurs when an issuer goes to market with a new bond and puts the proceeds from that sale into an escrow account to pay off an older, higher interest-rate issue. The fund, however, lost ground on its holdings of lower-rated investment grade (A or BAA), below investment grade and non-rated issues, which accounted for approximately 21% of its assets. Sectors that performed poorly included tobacco, hospital, and Puerto Rico bonds, as well as land secured deals. The fund reduced its exposure to bonds directly subject to the alternative minimum tax (AMT) to approximately 1.73%.

Potential for more volatility and weak economic growth

We believe that low short-term interest rates, the federal government bailout's package and easing inflation pressures bode well for the economy's long-term outlook. We believe that near term, however, job layoffs, reduced consumer spending, the slumping housing market and lackluster corporate earnings will likely hurt economic growth. To prepare the fund for this environment, we recently began to shift the portfolio's focus toward intermediate-term bonds with six- to 12-year maturities and increasing positions in higher investment grade issues.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	5.94
Class B	5.23
Class C	5.92
Class T	6.00
Class Z	6.54

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/08 (%)

Local General Obligations	11.9
State General Obligations	10.6
Refunded/Escrowed	9.8
Special Non-Property Tax	8.6
Hospitals	8.2

Sector breakdowns are calculated as a percentage of net assets.

Quality breakdown

as of 10/31/08 (%)

AAA	33.4
AA	44.0
A	8.3
BBB	8.7
BB	0.2
B	0.7
Non-rated	2.9
Cash and Equivalents	1.8

Maturity breakdown

as of 10/31/08 (%)

0-1 year	0.1
1-3 years	10.3
3-5 years	17.7
5-7 years	13.4
7-10 years	24.0
10-15 years	24.9
15-20 years	6.3
20-25 years	1.3
25 years and over	0.2
Cash and Equivalents	1.8

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia Massachusetts Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–0.88%

Class A shares (without sales charge)

+0.53%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 0.88% without sales charge. Class Z shares returned negative 0.62%.

■  The fund's return trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index1, but it held up better in a challenging environment than the average return of its peer group, the Lipper Massachusetts Intermediate Municipal Debt Funds Classification2.

■  Investments in longer maturity bonds hindered performance versus the benchmark, while we believe that a bias toward shorter-maturity, higher quality bonds helped returns relative to the average fund in its peer group.

Portfolio Management

Susan Sanderson has managed the fund or its predecessors since 1993 and has been associated with the advisor or its predecessors or affiliate organizations since 1985.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Massachusetts Intermediate Municipal Bond Fund

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charges for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,747	13,089
Class B	12,993	12,993
Class C	13,264	13,264
Class T	13,835	13,173
Class Z	14,012	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		T		Z
Inception	12/09/02		12/09/02		12/09/02		06/26/00		06/14/93
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.88	–4.12	–1.61	–4.48	–1.27	–2.23	–0.77	–5.52	–0.62
5-year	1.89	0.90	1.13	1.13	1.48	1.48	1.99	1.00	2.14
10-year	3.23	2.73	2.65	2.65	2.86	2.86	3.30	2.79	3.43

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.49	–3.74	–1.22	–4.10	–0.88	–1.84	–0.38	–5.14	–0.23
5-year	1.77	0.78	1.02	1.02	1.37	1.37	1.88	0.88	2.03
10-year	3.23	2.73	2.66	2.66	2.87	2.87	3.30	2.80	3.43

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on December 9, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund") for periods prior to December 9, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002. Retail A share returns include the returns of BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted to Retail A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund (the"1784 Massachusetts Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for Class Z shares include the returns of Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002, and the returns of the 1784 Massachusetts Fund for periods prior to June 26, 2000. No returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer share classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.91
Class B	1.66
Class C	1.66
Class T	0.81
Class Z	0.66

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Massachusetts Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 - 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	969.08	1,021.37	3.71	3.81	0.75
Class B	1,000.00	1,000.00	965.41	1,017.60	7.41	7.61	1.50
Class C	1,000.00	1,000.00	967.12	1,019.36	5.69	5.84	1.15
Class T	1,000.00	1,000.00	969.58	1,021.87	3.22	3.30	0.65
Class Z	1,000.00	1,000.00	970.29	1,022.62	2.48	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Massachusetts Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2008, Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund returned negative 0.88% without sales charge. Class Z shares returned negative 0.62%. By comparison, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) returned positive 0.53%, while the Lipper Massachusetts Intermediate Municipal Debt Funds Classification2 had an average total return of negative 1.17%. The fund had more exposure than the index to longer-maturity bonds, which hampered relative returns. We believe that investments in short-maturity, high quality bonds helped the fund hold up better than the average fund in its peer group in a challenging environment.

On October 31, 2008, the fund's Class A shares had a 30-day SEC annualized yield of 3.50%. This equaled a taxable equivalent yield of 5.69% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. The fund maintained an above-average yield throughout the year.

Challenging year for Massachusetts municipal bonds

The Massachusetts economy came under pressure, as both the stock market decline and job losses reduced income tax revenues. In addition, many municipal bond insurers saw their credit ratings fall as credit rating agencies became concerned about whether the insurers had enough capital to cover potential defaults. The value of insured issues fell, and issuers postponed new offerings. Selling by hedge funds and mutual funds further depressed municipal bond prices. By early fall, a credit freeze forced many bond deals to be pulled from the market, creating a worrisome overhang of new issues.

Best returns from short-maturity and high quality bonds

In a difficult market, investors favored the shortest-maturity bonds, which handily beat the declines posted by longer-term issues. We believe the fund had more exposure than the average fund in its peer group to bonds with maturities of four years or less, which benefited performance. Investments in short-maturity pre-refunded bonds did especially well. Pre-refunding occurs when an issuer goes to market with a new bond and puts the proceeds from that sale into an escrow account to pay off an older, higher interest-rate issue. This process shortens the maturity of the bond and boosts its credit quality. An overweight in bonds with 10- to 12-year maturities and exposure to 20-year or longer issues hampered performance versus the index.

The fund benefited from a sizable position in the highest quality (AAA and AA) bonds, while losing some ground from having a small stake in lower investment grade (BAA) and non-rated issues, including some Puerto Rico and hospital bonds. Late in the

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	9.90
Class B	9.90
Class C	9.90
Class T	9.90
Class Z	9.90

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.37
Class B	0.29
Class C	0.33
Class T	0.38
Class Z	0.39

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Distributions include taxable realized gains which round to less than $0.01 per share.

30-day SEC yields

as of 10/31/08 (%)

Class A	3.50
Class B	2.94
Class C	3.28
Class T	3.60
Class Z	3.93

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	5.69
Class B	4.78
Class C	5.33
Class T	5.85
Class Z	6.38

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Portfolio Manager's Report (continued) – Columbia Massachusetts Intermediate Municipal Bond Fund

Top 5 sectors

as of 10/31/08 (%)

Education	15.6
State General Obligations	14.6
Local General Obligations	13.6
Refunded/Escrowed	11.7
Special Non-Property Tax	10.3

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/08 (%)

1-3 years	13.7
3-5 years	15.8
5-7 years	11.4
7-10 years	19.3
10-15 years	28.2
15-20 years	5.1
20-25 years	0.0
25 years and over	2.9
Cash & Equivalents	3.4

Quality breakdown

as of 10/31/08 (%)

AAA	31.0
AA	53.5
A	7.5
BBB	3.3
BB	0.5
Non-rated	0.8
Cash & Equivalents	3.4

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

period, we began shifting the fund's focus toward shorter intermediate bonds with six- to 10-year maturities, and increasing the fund's holdings in higher investment grade issues, which we believe offer good long-term prospects. The fund does not own any bonds that are directly subject to the alternative minimum tax.

Mixed outlook for state economy

We expect the Commonwealth to maintain its AA credit rating, thanks to a relatively sound financial position and quick response to a looming budget gap. And, we expect demand for municipal bonds to remain strong among individual investors. Despite job losses, we believe that Massachusetts's diverse economic base, highly educated work force, and above–average level of personal income should help it weather the economic slowdown. At the same time, we believe that high business and living costs, weak population growth, and a prolonged housing slump will likely hurt long-term growth.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia New Jersey Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 1.64% without sales charge. Class Z shares returned negative 1.38%.

■  The fund's return trailed both its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 as well as the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund underperformed its benchmark and peer group because it had more exposure to higher-yielding, lower quality investments and to longer-term bonds, all of which underperformed during the period.

Portfolio Management

Brian M. McGreevy has managed the fund or its predecessors since September 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–1.64%

Class A shares (without sales charge)

+0.53%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Performance Information – Columbia New Jersey Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.18
Class B	1.93
Class C	1.93
Class T	1.08
Class Z	0.93

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,660	13,012
Class B	12,890	12,890
Class C	13,163	13,163
Class T	13,741	13,089
Class Z	13,956	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		04/03/98		04/03/98
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–1.64	–4.85	–2.36	–5.21	–2.02	–2.97	–1.53	–6.18	–1.38
5-year	1.83	0.85	1.07	1.07	1.42	1.42	1.93	0.95	2.08
10-year	3.17	2.67	2.57	2.57	2.79	2.79	3.23	2.73	3.39

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.85	–4.08	–1.58	–4.45	–1.24	–2.19	–0.74	–5.42	–0.59
5-year	1.77	0.78	1.01	1.01	1.37	1.37	1.87	0.88	2.03
10-year	3.24	2.74	2.64	2.64	2.86	2.86	3.30	2.80	3.45

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy New Jersey Municipal Bond Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy New Jersey Fund for periods prior to November 18, 2002. Retail A shares were initially offered on April 3, 1998. The returns for Class Z shares include the returns of Trust shares of the Galaxy New Jersey Fund for periods prior to November 18, 2002. Trust shares were initially offered by the Galaxy New Jersey Fund on April 3, 1998. No returns have been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Understanding Your Expenses – Columbia New Jersey Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/08 - 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	969.28	1,021.37	3.71	3.81	0.75
Class B	1,000.00	1,000.00	965.71	1,017.60	7.41	7.61	1.50
Class C	1,000.00	1,000.00	967.42	1,019.36	5.69	5.84	1.15
Class T	1,000.00	1,000.00	969.79	1,021.87	3.22	3.30	0.65
Class Z	1,000.00	1,000.00	970.49	1,022.62	2.48	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia New Jersey Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	9.55
Class B	9.55
Class C	9.55
Class T	9.55
Class Z	9.55

Distribution declared per share

11/01/07 – 10/31/08 ($)

Class A	0.37
Class B	0.30
Class C	0.33
Class T	0.38
Class Z	0.40

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/08 (%)

Class A	3.40
Class B	2.83
Class C	3.17
Class T	3.49
Class Z	3.82

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended October 31, 2008, Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund returned negative 1.64% without sales charge. Class Z shares returned negative 1.38%. By comparison, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) returned positive 0.53%, while the Lipper Other States Intermediate Municipal Debt Funds Classification2 had an average total return of negative 1.30%. The fund underperformed its benchmark, in general, because it had more exposure to bonds maturing in nine to 12 years. These positions detracted from returns as investors favored short-term bonds, which had less price volatility. We believe that the fund had slightly more exposure than the average fund in its peer group to lower quality investment-grade bonds, which accounted for its relative underperformance against that measure.

On October 31, 2008, the fund's Class A shares had a 30-day SEC annualized yield of 3.40%. This equaled a taxable equivalent yield of 5.75% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Shorter-maturity, higher quality bonds led the municipal market

In an environment of high volatility and low liquidity, investors sought shelter in bonds with the highest quality and shortest maturities. By the end of the period, the number of high-quality bonds had fallen dramatically as a widening financial crisis threatened all aspects of the financial markets. The percentage of AAA-rated bonds in the index dropped from 65% in January to 32% in October, primarily because MBIA and AMBAC, two large municipal bond insurers, were downgraded by major credit agencies in June. Lower quality, longer-term securities were the weakest performers, with the worst performance coming from bonds with maturities of 12 to 17 years. Against this backdrop, the municipal market experienced selling pressure from mutual funds and hedge funds as the yield difference between higher and lower quality bonds widened and arbitrage trades became unprofitable.

While the fund had the vast majority of its assets invested in high quality bonds, we believe that it had more exposure than its peers to higher-yielding, lower rated investment-grade credits, particularly in the hospital sector. The fund's performance was also hurt by an above-average stake in bonds with maturities of nine years or longer. While we also held a significant stake in bonds maturing in two years or less, it was not enough to offset the underperformance of longer-term issues. On the plus side, about 20% of the fund's assets were in pre-refunded bonds, which are high quality issues that performed well. Pre-refunding occurs when an issuer takes advantage of lower interest rates by selling a new bond and investing the proceeds in short-term government

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia New Jersey Intermediate Municipal Bond Fund

securities to pay off the old, higher-yielding bonds at the earliest opportunity. In addition, the fund had no exposure to bonds subject to the alternative minimum tax (AMT), which aided performance because prices on bonds subject to the AMT declined as demand weakened and yields rose more than on other, comparable maturity municipal bonds.

Slowing economic growth undermines credit outlook

In spite of the state's diverse industrial base, we expect economic growth in New Jersey to continue slowing. The state's unemployment rate increased from 4.2% at the end of 2007 to 5.8% as jobs were lost in housing, manufacturing and financial services. These developments have continued to undermine the state's economic, population and tax revenue growth and, ultimately, its credit outlook. At the same time, New Jersey, like other states, is aggressively making adjustments to current spending as revenues fall short of projections. While cuts will be painful in some areas, we believe that timely political action now should help the state weather the downturn over the long term.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	5.75
Class B	4.78
Class C	5.36
Class T	5.90
Class Z	6.46

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/08 (%)

Refunded/Escrowed	20.1
Local General Obligations	17.9
State Appropriated	14.9
Water/Sewer	9.3
Special Non-Property Tax	4.6

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/08 (%)

0-1 year	4.5
1-3 years	14.5
3-5 years	11.1
5-7 years	10.6
7-10 years	19.3
10-15 years	19.8
15-20 years	12.8
25+ years	0.5
Cash and Equivalents	6.9

Quality breakdown

as of 10/31/08 (%)

AAA	29.5
AA	38.5
A	11.8
BBB	11.8
Cash and Equivalents	6.9
Non-Rated	1.5

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Fund Profile – Columbia New York Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–1.02%

Class A shares (without sales charge)

+0.53%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 1.02% without sales charge. Class Z shares returned negative 0.75%.

■  The fund's return trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 but was ahead of the average return of its peer group, the Lipper New York Intermediate Municipal Debt Funds Classification.2

■  The fund underperformed its benchmark primarily because it had more exposure to longer-maturity bonds, which were the period's weakest performers. We believe the fund's emphasis on higher quality securities helped it outperform the average fund in its peer group.

Portfolio Management

Brian M. McGreevy has managed the fund or its predecessors since September 1998 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia New York Intermediate Municipal Bond Fund

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,927	13,266
Class B	13,162	13,162
Class C	13,441	13,441
Class T	14,008	13,344
Class Z	14,246	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		12/31/91		12/31/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–1.02	–4.25	–1.74	–4.60	–1.40	–2.36	–0.90	–5.64	–0.75
5-year	1.90	0.92	1.14	1.14	1.49	1.49	2.01	1.02	2.16
10-year	3.37	2.87	2.79	2.79	3.00	3.00	3.43	2.93	3.60

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.60	–3.85	–1.32	–4.20	–0.99	–1.95	–0.48	–5.24	–0.33
5-year	1.76	0.77	1.00	1.00	1.35	1.35	1.86	0.87	2.01
10-year	3.37	2.87	2.79	2.79	3.00	3.00	3.42	2.93	3.60

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C shares are newer classes of shares, initially offered on November 25, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy New York Municipal Bond Fund (the "Galaxy New York Fund") for periods prior to November 25, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy New York Fund for periods prior to November 25, 2002. Retail A shares were initially offered on December 31, 1991. The returns for Class Z shares include the returns of Trust shares of the Galaxy New York Fund for periods prior to November 25, 2002. Trust shares were initially offered by the Galaxy New York Fund on December 31, 1991. No returns have been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class T	0.88
Class Z	0.73

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.65
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia New York Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

05/01/08 - 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	972.40	1,021.37	3.72	3.81	0.75
Class B	1,000.00	1,000.00	968.78	1,017.60	7.42	7.61	1.50
Class C	1,000.00	1,000.00	970.49	1,019.36	5.70	5.84	1.15
Class T	1,000.00	1,000.00	972.90	1,021.87	3.22	3.30	0.65
Class Z	1,000.00	1,000.00	973.71	1,022.62	2.48	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia New York Intermediate Municipal Bond Fund

For the 12-month period that ended October 31, 2008, Class A shares of Columbia New York Intermediate Municipal Bond Fund returned negative 1.02% without sales charge. Class Z shares returned negative 0.75%. By comparison, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) returned positive 0.53%, while the Lipper New York Intermediate Municipal Debt Funds Classification2 had an average total return of negative 1.14%. The fund underperformed its benchmark primarily because it had more exposure to longer-maturity bonds, which were the period's weakest performers. Several purchases of bonds in the 12- to 17-year maturity range were made late in the reporting period. They provided attractive yields; however, the move turned out to be premature as investors favored short-term bonds, with their lower price volatility, against a backdrop of weak economic news and a downward spiraling stock market. We believe that the fund did better than the average fund in its peer group, in part, because it had more exposure to higher quality securities, which performed well in a risk-averse market.

On May 5, 2008, Columbia New York Intermediate Municipal Bond Fund acquired the assets of New York Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc. Because the two funds had similar investment styles and portfolio holdings, the acquisition had minimal impact on the day-to-day operation of the fund.

On October 31, 2008, the fund's Class A shares had a 30-day SEC annualized yield of 3.51%. This equaled a taxable equivalent yield of 5.80% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Gains from shorter-maturity and higher quality bonds

In an environment of high volatility and low liquidity, investors sought shelter in bonds with the highest quality and shortest maturities. By the end of the period, the number of high-quality bonds had fallen dramatically as a widening financial crisis threatened all aspects of the financial markets. The percentage of AAA rated bonds in the index dropped from 65% in January to 32% in October, primarily because of the downgrades of MBIA and AMBAC, two large municipal bond insurers. Lower quality, longer-term securities were the weakest performers, with the worst performance coming from bonds with maturities of 12 to 17 years. Against this backdrop, the municipal market experienced significant selling pressure from mutual funds, insurance companies and arbitrage/hedge funds seeking to cover redemptions or to unwind unprofitable hedge trades and margin calls.

Mixed results from fund positioning

At a time of increased concern about the financial strength of many New York municipalities, the fund benefited from its holdings of AA and AAA rated bonds.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	11.03
Class B	11.03
Class C	11.03
Class T	11.03
Class Z	11.03

Distribution declared per share

11/01/07 – 10/31/08 ($)

Class A	0.40
Class B	0.32
Class C	0.36
Class T	0.41
Class Z	0.43

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/08 (%)

Class A	3.51
Class B	2.94
Class C	3.29
Class T	3.60
Class Z	3.93

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Portfolio Manager's Report (continued) – Columbia New York Intermediate Municipal Bond Fund

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	5.80
Class B	4.86
Class C	5.43
Class T	5.95
Class Z	6.49

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/08 (%)

Refunded/Escrowed	18.7
Special Non-Property Tax	14.2
Local General Obligations	11.6
State Appropriated	9.4
Education	8.4

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/08 (%)

0-1 year	3.8
1-3 years	14.9
3-5 years	15.7
5-7 years	10.6
7-10 years	12.2
10-15 years	29.9
15-20 years	11.9
20-25 years	0.9
Cash and Equivalents	0.1

Quality breakdown

as of 10/31/08 (%)

AAA	32.6
AA	52.4
A	7.9
BBB	5.5
BB	1.3
Cash and Equivalents	0.1
Non-Rated	0.2

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Exposure to pre-refunded bonds, which accounted for 19% of the fund's assets, also aided performance because these high quality bonds outperformed many other sectors. Pre-refunding occurs when an issuer takes advantage of lower interest rates by selling a new bond and investing the proceeds in short-term government securities in order to pay off the previous, higher-yielding bond at the earliest opportunity. The fund had a relatively small exposure to bonds issued by Puerto Rico, which underperformed. That exposure increased when the fund merged during the period with New York Intermediate-Term Tax-Exempt Fund, a fund of approximately equal size to the fund. The fund had no exposure to bonds subject to the alternative minimum tax (AMT), which aided performance because prices on bonds subject to the AMT declined as demand weakened and yields rose more than on other, comparable maturity municipal bonds.

A decision to increase exposure to longer intermediate-term securities and to cut back on bonds with maturities in the zero to two-year range hurt performance as longer-term rates rose and short-term interest rates declined. In addition, exposure to the Niagara Indian casino detracted from performance, as legal issues associated with the facility drove yields up and prices down.

Cautious outlook for New York

New York normally accounts for 12% to 15% of new municipal issues nationwide and the state continued to generate a steady supply of new issues during the period. However, New York, like other states, has also experienced tremendous dislocation over the past 12 months. Between November 2007 and October 2008, the state's unemployment rate increased from 4.5% to 5.8% as jobs in housing, manufacturing and, most notably, financial services were lost. We believe that this economic slowdown will continue to put pressure on state and local governments. However, New York is aggressively making adjustments to current spending as revenues fall short of projections. While cuts will be painful in some areas, we believe that timely political action now should help the state weather the downturn over the long term. Going forward, we plan to maintain the fund's overall focus on higher quality bonds, while looking for opportunities in sectors or in maturities where we feel the value is greater than the market perceives.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Fund Profile – Columbia Rhode Island Intermediate Municipal Bond Fund

Summary

■  For the 12-month period that ended October 31, 2008, the fund's Class A shares returned negative 1.16% without sales charge. Class Z shares returned negative 0.89%.

■  The fund's return trailed its benchmark, the Barclays Capital 3-15 Year Blend Municipal Bond Index,1 but was ahead of the average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification.2

■  The fund underperformed its benchmark primarily because it had more exposure to longer-maturity bonds, which were the period's weakest performers. We believe the fund's emphasis on higher quality securities helped it outperform the average fund in its peer group.

Portfolio Management

Brian M. McGreevy has managed the fund or its predecessors since July 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1994.

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 10/31/08

–1.16%

Class A shares (without sales charge)

+0.53%

Barclays Capital 3-15 Year Blend Municipal Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 06/30/08.

Performance Information – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class T	0.78
Class Z	0.78

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class T	0.50
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 02/28/09. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/01/98 – 10/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Barclays Capital 3-15 Year Blend Municipal Bond Index (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. The growth of a $10,000 investment with sales charge for Class A is calculated with an initial sales charge of 4.75%, which was the effective sales charge prior to August 22, 2005.

Performance of a $10,000 investment 11/01/98 – 10/31/08 ($)

Sales charge	without	with
Class A	13,927	13,262
Class B	13,125	13,125
Class C	13,401	13,401
Class T	14,133	13,459
Class Z	14,140	n/a

Average annual total return as of 10/31/08 (%)

Share class	A		B		C		T		Z
Inception	11/18/02		11/18/02		11/18/02		12/20/94		06/19/00
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–1.16	–4.36	–1.88	–4.74	–1.54	–2.49	–0.89	–5.59	–0.89
5-year	1.87	0.89	1.12	1.12	1.47	1.47	2.13	1.15	2.13
10-year	3.37	2.86	2.76	2.76	2.97	2.97	3.52	3.02	3.52

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	–0.73	–3.95	–1.46	–4.33	–1.12	–2.08	–0.47	–5.19	–0.47
5-year	1.74	0.75	0.99	0.99	1.34	1.34	2.00	1.01	2.00
10-year	3.37	2.86	2.76	2.76	2.97	2.97	3.52	3.01	3.52

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares (for the 1-year period), 4.75% for Class A shares (for the 5-year and 10-year periods) and 4.75% for Class T shares, respectively, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Prior to August 22, 2005, new purchases of Class A shares had a maximum initial sales charge of 4.75%.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, and Class C shares are newer classes of shares, initially offered on November 18, 2002. Their returns include returns of Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Rhode Island Municipal Bond Fund (the "Galaxy Rhode Island Fund") for periods prior to November 18, 2002 (adjusted, as applicable, to reflect the sales charges applicable to Class A, Class B and Class C shares). The returns shown for Class B and Class C shares also include the returns for Retail A shares (adjusted, as applicable, to reflect the sales charges applicable to Class B and Class C shares) for periods prior to inception of Retail B shares of the Galaxy Rhode Island Fund (March 1, 2001). The returns shown for Class T shares include the returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to November 18, 2002. Retail A shares were initially offered on December 20, 1994. The returns for Class Z shares include returns of Trust shares of the Galaxy Rhode Island Fund for periods prior to November 18, 2002, and the returns of Retail A shares of the Galaxy Rhode Island Fund for periods prior to June 19, 2000, the date on which Trust shares were initially offered by the Galaxy Rhode Island Fund. No returns have been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between any predecessor share class and the corresponding newer share class. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes would have been lower.

Understanding Your Expenses – Columbia Rhode Island Intermediate Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

05/01/08 - 10/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	972.80	1,021.37	3.72	3.81	0.75
Class B	1,000.00	1,000.00	969.08	1,017.60	7.42	7.61	1.50
Class C	1,000.00	1,000.00	970.79	1,019.36	5.70	5.84	1.15
Class T	1,000.00	1,000.00	974.01	1,022.62	2.48	2.54	0.50
Class Z	1,000.00	1,000.00	974.01	1,022.62	2.48	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Rhode Island Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 10/31/08 ($)

Class A	10.52
Class B	10.52
Class C	10.52
Class T	10.52
Class Z	10.52

Distributions declared per share

11/01/07 – 10/31/08 ($)

Class A	0.41
Class B	0.33
Class C	0.37
Class T	0.44
Class Z	0.44

A portion of the fund's income tax may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 10/31/08 (%)

Class A	3.61
Class B	3.05
Class C	3.40
Class T	3.85
Class Z	4.04

The 30-day SEC yields reflect the fund's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

For the 12-month period that ended October 31, 2008, Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund returned negative 1.16% without sales charge. Class Z shares returned negative 0.89%. By comparison, the Barclays Capital 3-15 Year Blend Municipal Bond Index1 (formerly the Lehman Brothers 3-15 Year Blend Municipal Bond Index) returned positive 0.53%, while the Lipper Other States Intermediate Municipal Debt Funds Classification2 had an average total return of negative 1.30%.

The fund underperformed its benchmark primarily because it had more exposure to longer-maturity bonds, which were the period's weakest performers. Several purchases of longer-term bonds were made late in the reporting period. They provided attractive yields; however, the move turned out to be premature as interest rates rose across all maturities in response to the Lehman Brothers bankruptcy and dislocations in the financial markets. The fund was also hurt when Financial Security Assurance, Inc., a large municipal bond insurer, was put on negative credit watch by the major credit rating agencies. We believe that the fund did better than the average fund in its peer group because it had more exposure to higher quality securities, which performed well in a risk-averse market.

On October 31, 2008, the fund's Class A shares had a 30-day SEC annualized yield of 3.61%. This equaled a taxable equivalent yield of 6.16% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Gains from shorter-maturity and higher quality bonds

In an environment of high volatility and low liquidity, investors sought shelter in bonds with the highest quality and shortest maturities. By the end of the period, the number of high-quality bonds had fallen dramatically as a widening financial crisis threatened all aspects of the financial markets. The percentage of AAA-rated bonds in the index dropped from 65% in January to 32% in October primarily because of the downgrades of MBIA and AMBAC, two large municipal bond insurers. Lower quality, longer-term securities were the weakest performers, with the worst performance coming from bonds with maturities of 12 to 17 years. Against this backdrop, the municipal market experienced significant selling pressure from mutual funds, insurance companies and arbitrage/hedge funds seeking to cover redemptions or to unwind unprofitable hedge trades and margin calls.

Gains from high quality and pre-refunded bonds

At a time when the supply of new issues from Rhode Island was light— not unusual for a small state—the fund benefited from the overall quality of its portfolio, which we

1The Barclays Capital 3-15 Year Blend Municipal Bond Index tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Rhode Island Intermediate Municipal Bond Fund

believe was higher than that of its peer group, as well as its 20% stake in pre-refunded bonds. Pre-refunding occurs when an issuer takes advantage of lower interest rates by selling a new bond, then investing the proceeds in short-term U.S. government securities and paying off the old, higher-yielding bonds at the earliest opportunity. The fund had no exposure to bonds subject to the alternative minimum tax (AMT), which aided performance because prices on bonds subject to the AMT declined as demand weakened and yields rose more than on other, comparable maturity municipal bonds.

Greater exposure to insured bonds

During the period, we added an insured general-obligation issue from Cranston, Rhode Island, which hampered the fund's return later in the period when the insurer's credit rating was placed on credit watch with negative implications. Many of the bonds issued in Rhode Island come with insurance, and the fund holds a greater percentage of insured bonds than its benchmark or its peer group.

Weak economy calls for cautious approach

We believe that a slowing economy and continued downward pressure by the Federal Reserve Board on short-term lending rates have the potential to bring yields down and prices up on municipal bonds over time. However, the overall health of the Rhode Island economy is weaker than many other states: Unemployment is rising, population growth is zero to declining and the housing sector continues to feel pressures. Given these factors, we do not expect Rhode Island to make a quick recovery. We plan to continue to monitor developments in the state and maintain diversification across sectors and issuers. We will also try to minimize exposure to issuers that we feel may face additional negative credit pressures.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of more diversified funds.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

Taxable-equivalent SEC yields

as of 10/31/08 (%)

Class A	6.16
Class B	5.21
Class C	5.81
Class T	6.57
Class Z	6.90

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 10/31/08 (%)

Refunded/Escrowed	20.5
Education	15.6
Local General Obligations	15.4
Local Appropriated	11.3
State General Obligations	7.2

Sector breakdowns are calculated as a percentage of net assets.

Maturity breakdown

as of 10/31/08 (%)

0-1 year	3.3
1-3 years	13.2
3-5 years	13.0
5-7 years	13.5
7-10 years	15.0
10-15 years	24.9
15-20 years	13.0
20-25 years	1.6
Cash & Equivalents	2.5

Quality breakdown

as of 10/31/08 (%)

AAA	40.0
AA	44.2
A	8.3
BBB	4.4
Cash & Equivalents	2.5
Non-Rated	0.6

Quality and maturity breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time.

Investment Portfolio – Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds – 92.1%
	Par ($)	Value ($)
Education – 11.0%
Education – 9.0%
CT Health & Educational Facilities Authority
Connecticut College:
Series 2002 E, Insured: MBIA: 5.000% 07/01/14	500,000	523,810
5.250% 07/01/22	400,000	396,892
Series 2007 F, Insured: MBIA 4.125% 07/01/24	1,505,000	1,247,193
Series 2008 N: 5.000% 07/01/18	2,120,000	2,089,536
5.000% 07/01/22	2,500,000	2,341,975
Quinnipiac University:
Series 2007 I, Insured: MBIA: 5.000% 07/01/19	2,000,000	1,952,240
5.000% 07/01/22	2,000,000	1,882,660
Series 2007 K2, Insured: MBIA 5.000% 07/01/28	2,000,000	1,794,120
Trinity College:
Series 1998 F, Insured: MBIA 5.500% 07/01/21	500,000	513,750
Series 2004 H, Insured: MBIA 5.000% 07/01/25	540,000	518,135
Yale University,
Series 1997 E, 4.700% 07/01/29	2,000,000	1,865,000
CT University of Connecticut
Student Fee,
Series 2002 A, 5.250% 05/15/14	1,185,000	1,244,534
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc.,
Series 1998 A, Insured: MBIA: 5.250% 10/01/12	725,000	739,921
5.375% 10/01/13	975,000	997,298
5.500% 10/01/14	650,000	664,541
Education Total		18,771,605

	Par ($)	Value ($)
Prep School – 2.0%
CT Health & Educational Facilities Authority
Greenwich Academy, Inc.,
Series 2007 E, Insured: FSA 5.250% 03/01/26	2,000,000	1,935,480
Loomis Chaffee School,
Series 2005 F, Insured: AMBAC 5.250% 07/01/27	1,670,000	1,656,139
Miss Porter's School,
Series 2006 B, Insured: AMBAC 4.500% 07/01/29	600,000	514,872
Prep School Total		4,106,491
Education Total		22,878,096
Health Care – 4.3%
Continuing Care Retirement – 0.2%
CT Development Authority
Elim Park Baptist, Inc.,
Series 2003, 5.750% 12/01/23	500,000	440,230
Continuing Care Retirement Total		440,230
Hospitals – 3.3%
CT Health & Educational Facilities Authority
Hospital For Special Care,
Series 2007 C, Insured: RAD 5.250% 07/01/27	750,000	570,735
Hospital for St. Raphael,
Series 1993 H, Insured: AMBAC 5.300% 07/01/10	2,740,000	2,760,687
Middlesex Hospital,
Series 1997 H, Insured: MBIA 5.000% 07/01/12	1,060,000	1,042,531
Middlesex Hospital,
Series 2008 M, Insured: FSA 4.875% 07/01/27	500,000	449,965
William W. Backus Hospital,
Series 2005 G, Insured: FSA 5.000% 07/01/24	2,060,000	1,971,379
Hospitals Total		6,795,297

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Intermediate Care Facilities – 0.1%
CT Health & Educational Facilities Authority
Village for Families & Children, Inc.,
Series 2002 A, Insured: AMBAC 5.000% 07/01/23	260,000	209,290
Intermediate Care Facilities Total		209,290
Nursing Homes – 0.7%
CT Development Authority Health Facility
Alzheimers Resource Center, Inc.,
Series 2007, 5.200% 08/15/17	1,285,000	1,039,256
5.400% 08/15/21	500,000	376,050
Nursing Homes Total		1,415,306
Health Care Total		8,860,123
Housing – 6.1%
Multi-Family – 0.7%
PR Commonwealth of Puerto Rico Housing Finance Authority
Series 2008,
5.000% 12/01/13	1,300,000	1,354,366
Multi-Family Total		1,354,366
Single-Family – 5.4%
CT Housing Finance Authority
Mortgage Finance Program:
Series 1996 C-1, 6.000% 11/15/10	815,000	844,332
Series 2005 D-1, 4.100% 05/15/17	2,200,000	2,041,116
Series 2008 B-1, 4.750% 11/15/23	3,000,000	2,697,840
Refunding Housing Mortgage Finance Program,
Series 2003 D, 4.400% 11/15/15	2,000,000	1,945,200
Series 2003 C-1, 4.850% 11/15/23	4,000,000	3,696,880
Single-Family Total		11,225,368
Housing Total		12,579,734
Industrials – 0.3%
Oil & Gas – 0.3%
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/22	850,000	619,336
Oil & Gas Total		619,336
Industrials Total		619,336

	Par ($)	Value ($)
Other – 18.3%
Other – 0.2%
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B,
5.000% 12/01/14	360,000	355,680
Other Total		355,680
Pool/Bond Bank – 1.5%
CT Revolving Fund
Series 2003 A,
5.000% 10/01/19	1,000,000	1,018,710
Series 2003 B:
5.000% 10/01/12	1,000,000	1,065,360
5.000% 10/01/15	1,000,000	1,070,790
Pool/Bond Bank Total		3,154,860
Refunded/Escrowed (a) – 16.6%
CT Bridgeport
Series 2000 A,
Pre-refunded 07/15/10, Insured: FGIC 6.000% 07/15/13	2,000,000	2,143,900
CT Clean Water Fund
Series 1993,
Escrowed to Maturity, 6.000% 10/01/12	1,200,000	1,277,232
Series 1999,
Pre-refunded 07/15/09, 5.250% 07/15/11	1,500,000	1,552,650
CT Fairfield
Series 2002 A,
Pre-refunded 04/01/12, 5.000% 04/01/22	2,200,000	2,344,760
CT Health & Educational Facilities Authority
Connecticut College,
Series 2000 D-1, Pre-refunded 07/01/10, Insured: MBIA 5.750% 07/01/30	1,250,000	1,329,338
Fairfield University,
Series 1999 I, Pre-refunded 07/01/09, Insured: MBIA 5.250% 07/01/25	2,000,000	2,054,800
Trinity College,
Series 2001 G, Pre-refunded 07/01/11, Insured: AMBAC: 5.000% 07/01/31	1,000,000	1,067,270
5.500% 07/01/15	2,825,000	3,051,113

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CT New Haven
Series 2002 B,
Escrowed to Maturity, Insured: FGIC 5.375% 11/01/12	5,000	5,447
Series 2002 C:
Escrowed to Maturity, Insured: MBIA 5.000% 11/01/18	15,000	15,300
Pre-refunded 11/01/12, Insured: MBIA 5.000% 11/01/18	1,985,000	2,137,428
Series 2003 A,
Pre-refunded 11/01/13, Insured: FGIC 5.250% 11/01/16	170,000	187,046
CT Seymour
Series 2001 B,
Pre-refunded 08/01/11, Insured: MBIA 5.250% 08/01/15	1,100,000	1,173,304
CT Special Assessment Second Injury Fund Revenue
Series 2000 A,
Escrowed to Maturity, Insured: FSA 5.250% 01/01/10	2,000,000	2,071,240
CT Stamford
Series 2002,
Pre-refunded 08/15/12, 5.000% 08/15/19	1,000,000	1,071,820
CT State
Series 1993 E,
Escrowed to Maturity, 6.000% 03/15/12	25,000	27,416
Series 1999 B,
Pre-refunded 11/01/09, 5.750% 11/01/11	1,000,000	1,049,270
Series 2000 A,
Pre-refunded 04/15/10, 5.500% 04/15/19	865,000	908,060
CT Torrington
Series 1999,
Pre-refunded 09/15/09, Insured: FGIC 5.125% 09/15/12	1,300,000	1,351,961

	Par ($)	Value ($)
CT University of Connecticut
Series 2000 A,
Pre-refunded 03/01/10, Insured: FGIC 5.375% 03/01/19	2,000,000	2,101,180
Series 2002 A,
Pre-refunded 04/01/12, 5.375% 04/01/13	1,000,000	1,077,570
CT Westport
Series 1999,
Pre-refunded 07/15/09, 5.000% 07/15/18	1,890,000	1,953,031
Series 2000,
Pre-refunded 08/15/10: 5.375% 08/15/14	550,000	579,662
5.375% 08/15/15	1,550,000	1,633,591
Series 2001,
Pre-refunded 12/01/11, 5.000% 12/01/16	1,155,000	1,230,837
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2000 A,
Economically Defeased to Maturity, 5.500% 10/01/40	1,000,000	998,450
Refunded/Escrowed Total		34,393,676
Other Total		37,904,216
Other Revenue – 0.7%
Recreation – 0.7%
CT Development Authority
Mystic Marinelife Aquarium,
Series 2007 A, LOC: Citibank N.A. 4.625% 05/01/37	2,000,000	1,550,340
Recreation Total		1,550,340
Other Revenue Total		1,550,340
Resource Recovery – 0.7%
Disposal – 0.7%
CT New Haven Solid Waste & Recycling Authority Revenue
Series 2008,
5.125% 06/01/23	1,520,000	1,428,420
Disposal Total		1,428,420
Resource Recovery Total		1,428,420

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 45.3%
Local General Obligations – 20.6%
CT Bridgeport
Series 2002 A,
Insured: FGIC 5.375% 08/15/14	1,600,000	1,650,848
Series 2004 C,
Insured: MBIA 5.250% 08/15/17	1,500,000	1,531,635
CT Colchester
Series 1997 A,
Insured: AMBAC 5.400% 08/15/10	885,000	931,038
CT Danbury
Series 1995,
5.625% 02/01/13	200,000	220,474
Series 2004,
Insured: FGIC 4.750% 08/01/16	1,270,000	1,328,737
CT East Haven
Series 2003,
Insured: MBIA 5.000% 09/01/15	640,000	672,704
CT Easton
Series 2001,
4.750% 10/15/21	855,000	855,308
CT Fairfield
Series 2004,
4.500% 01/01/16	1,690,000	1,737,759
Series 2008:
5.000% 01/01/20	1,000,000	1,034,560
5.000% 01/01/22	500,000	511,605
CT Farmington
Series 2002,
5.000% 09/15/19	820,000	834,555
CT Hartford County Metropolitan District
Series 1989,
6.700% 10/01/09	250,000	261,093
Series 2002,
5.000% 04/01/19	1,205,000	1,224,943
CT Hartford
Series 2003,
Insured: FSA 4.750% 12/01/15	2,065,000	2,172,545
Series 2005 C,
Insured: MBIA 5.000% 09/01/19	2,085,000	2,113,252

	Par ($)	Value ($)
Series 2006,
Insured: AMBAC 5.000% 07/15/22	600,000	591,186
CT Montville
Series 1994,
5.300% 12/01/09	370,000	383,931
CT New Britain
Series 2006,
Insured: AMBAC 5.000% 04/15/17	1,165,000	1,209,468
CT New Haven
Series 2002 B,
Insured: FGIC 5.375% 11/01/12	995,000	1,054,013
Series 2003 A,
Insured: FGIC 5.250% 11/01/16	1,830,000	1,910,557
Series 2008,
Insured: FSA 5.000% 11/01/18	4,260,000	4,475,556
CT New London
Series 2003 C,
Insured: AMBAC 5.000% 02/01/17	1,290,000	1,313,207
CT New Milford
Series 2004,
Insured: AMBAC 5.000% 01/15/16	1,025,000	1,095,038
CT North Haven
Series 2007:
4.750% 07/15/24	1,150,000	1,126,241
4.750% 07/15/25	1,150,000	1,120,158
CT Regional School District No. 15
Series 2003,
Insured: FGIC: 5.000% 02/01/15	1,105,000	1,175,753
5.000% 02/01/16	1,025,000	1,086,582
CT Stamford
Series 2003 B:
5.250% 08/15/16	1,650,000	1,798,285
5.250% 08/15/17	1,125,000	1,220,726
CT Watertown
Series 2005,
Insured: MBIA 5.000% 08/01/17	1,060,000	1,111,590

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CT Weston
Series 2004,
5.250% 07/15/15	1,300,000	1,412,021
CT Westport
Series 2003,
5.000% 08/15/18	1,200,000	1,244,844
CT Windham
Series 2004,
Insured: MBIA 5.000% 06/15/15	785,000	839,377
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1999 A,
Insured: FSA 5.750% 08/01/12	1,500,000	1,532,265
Local General Obligations Total		42,781,854
Special Non-Property Tax – 7.5%
CT Special Tax Obligation Revenue
Transportation Infrastructure:
Series 1992 B, 6.125% 09/01/12	400,000	431,420
Series 1998 A, Insured: FGIC: 5.250% 10/01/14	2,100,000	2,124,402
5.500% 10/01/12	3,250,000	3,492,645
Series 2003 B, Insured: FGIC 5.000% 01/01/23	800,000	789,560
NJ Economic Development Authority
Series 2004 A,
5.500% 06/15/24	1,000,000	792,730
OH Hamilton County Sales Tax Revenue
Series 2000 B,
Insured: AMBAC (b) 12/01/28	3,000,000	858,150
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1998,
Insured: MBIA 5.250% 07/01/14	2,615,000	2,643,059
Series 2002 E,
Insured: FSA 5.500% 07/01/17	1,870,000	1,930,980
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	2,500,000	2,415,850
Special Non-Property Tax Total		15,478,796

	Par ($)	Value ($)
State Appropriated – 3.5%
CT State Certificates of Participation
Juvenile Training School,
Series 2001, 5.250% 12/15/14	1,565,000	1,637,100
CT University of Connecticut
Series 2002 A,
5.000% 04/01/10	1,085,000	1,122,812
Series 2004 A,
Insured: MBIA 5.000% 01/15/13	2,000,000	2,113,540
Series 2007 A,
4.000% 04/01/24	2,100,000	1,681,281
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank for Puerto Rico 5.750% 08/01/27	700,000	702,590
State Appropriated Total		7,257,323
State General Obligations – 13.7%
CT State
Refunding:
Series 2006 E, 5.000% 12/15/20	3,000,000	3,050,100
Series 1993 E, 6.000% 03/15/12	975,000	1,057,895
Series 2000 C, 5.375% 12/15/10	1,000,000	1,057,480
Series 2001, Insured: FSA 5.500% 12/15/14	1,500,000	1,648,620
Series 2003 E, Insured: FGIC 5.000% 08/15/21	1,000,000	998,990
Series 2005 B, Insured: AMBAC 5.250% 06/01/20	600,000	624,186
Series 2005 D, Insured: FGIC 5.000% 11/15/23	4,000,000	4,025,840
Series 2008 B, 5.000% 04/15/22	5,415,000	5,462,381
PR Commonwealth of Puerto Rico
Capital Appreciation,
Series 1998, Insured: MBIA: (b) 07/01/14	4,500,000	3,310,740
6.000% 07/01/16	1,000,000	1,030,850

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Public Improvement:
Series 1998: Insured: FSA 5.250% 07/01/10	1,250,000	1,287,925
Insured: MBIA 5.250% 07/01/15	3,000,000	2,993,100
Series 2004 A,
5.000% 07/01/30	1,000,000	985,480
Series 2006 A,
5.250% 07/01/23	1,000,000	911,960
State General Obligations Total		28,445,547
Tax-Backed Total		93,963,520
Utilities – 5.4%
Investor Owned – 1.6%
CT Development Authority
Pollution Control Revenue,
Connecticut Light & Power Co., Series 1993 A, 5.850% 09/01/28	4,285,000	3,368,781
Investor Owned Total		3,368,781
Joint Power Authority – 0.9%
CT State Municipal Electric Energy Cooperative Power Supply Systems
Series 2006 A,
Insured: AMBAC 5.000% 01/01/22	2,000,000	1,982,740
Joint Power Authority Total		1,982,740
Municipal Electric – 0.5%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	1,000,000	951,660
Municipal Electric Total		951,660
Water & Sewer – 2.4%
CT Greater New Haven Water Pollution Control Authority
Series 2005 A,
Insured: MBIA 5.000% 11/15/30	2,500,000	2,329,325
CT South Central Regional Water Authority
Series 2007 A,
Insured: MBIA: 5.250% 08/01/23	500,000	502,510
5.250% 08/01/22	1,370,000	1,383,810

	Par ($)	Value ($)
Series 2008 B,
Insured: MBIA 5.250% 08/01/29	750,000	727,800
Water & Sewer Total		4,943,445
Utilities Total		11,246,626
Total Municipal Bonds (cost of $198,417,755)		191,030,411
Investment Company – 2.9%
	Shares
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.260%)	5,980,418	5,980,418
Total Investment Company (cost of $5,980,418)		5,980,418
Short-Term Obligations – 0.3%
	Par ($)
Variable Rate Demand Notes (c) – 0.3%
MI Higher Education Facilities Authority
University of Detroit Mercy,
Series 2007, LOC: JPMorgan Chase Bank 1.250% 11/01/36	200,000	200,000
MO Health & Educational Facilities Authority
Washington University,
Series 2000 B, SPA: JPMorgan Chase Bank 1.250% 03/01/40	200,000	200,000
WA Housing Finance Commission
Franke Tobey Jones,
Series 2003, LOC: Wells Fargo Bank N.A. 1.150% 09/01/33	100,000	100,000
WI University Hospitals & Clinics
Series 2008 B,
LOC: U.S. Bank N.A. 1.200% 04/01/34	200,000	200,000
Variable Rate Demand Notes Total		700,000
Total Short-Term Obligations (cost of $700,000)		700,000
Total Investments – 95.3% (cost of $205,098,173) (d)		197,710,829
Other Assets & Liabilities, Net – 4.7%		9,669,297
Net Assets – 100.0%		207,380,126

See Accompanying Notes to Financial Statements.

Columbia Connecticut Intermediate Municipal Bond Fund

October 31, 2008

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rate at October 31, 2008.

(d)  Cost for federal income tax purposes is $205,149,641.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	45.3
Refunded/Escrowed	16.6
Education	11.0
Housing	6.1
Utilities	5.4
Health Care	4.3
Other	1.7
Other Revenue	0.7
Resource Recovery	0.7
Industrials	0.3
92.1
Investment Company	2.9
Short-Term Obligations	0.3
Other Assets & Liabilities, Net	4.7
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds – 97.1%
	Par ($)	Value ($)
Education – 2.7%
Education – 2.7%
CA Municipal Finance Authority
Biola University,
Series 2008 A, 5.625% 10/01/23	3,000,000	2,516,460
CA University
Series 2008 A,
Insured: FSA 5.000% 11/01/22	5,000,000	4,921,900
CT Health & Educational Facilities Authority
Trinity College,
Series 1998 F, Insured: MBIA 5.500% 07/01/21	1,000,000	1,027,500
FL Broward County Educational Facilities Authority
Nova Southeastern University,
Series 2004 B, 5.250% 04/01/17	610,000	549,683
FL Volusia County Educational Facilities Authority
Embry-Riddle Aeronautical University,
Series 1999 A, 5.750% 10/15/29	2,380,000	1,958,431
IL Finance Authority
DePaul University,
Series 2004 A: 5.375% 10/01/17	1,000,000	986,390
5.375% 10/01/18	2,000,000	1,946,300
KS Development Finance Authority
Board of Regents Scientific Research,
Series 2003, Insured: AMBAC 5.000% 10/01/19	2,000,000	2,021,820
Regents-Wichita University,
Series 2000 B, Insured: AMBAC 5.900% 04/01/15	2,000,000	2,066,560
KS Washburn University
Topeka Living Learning,
Series 2004, Insured: AMBAC 5.000% 07/01/18	900,000	899,253

	Par ($)	Value ($)
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	500,000	561,900
MA Health & Educational Facilities Authority
Boston College,
Series 2008, 5.500% 06/01/24	2,670,000	2,786,679
MA Industrial Finance Agency
Tufts University,
Series 1998 H, Insured: MBIA 5.500% 02/15/12	2,000,000	2,136,280
MO Health & Educational Facilities Authority
St. Louis University,
Series 1998, 5.500% 10/01/16	1,000,000	1,080,460
Washington University,
Series 2001 A, 5.500% 06/15/16	1,000,000	1,097,180
NY Dormitory Authority
Series 2005 B,
Insured: FGIC 5.500% 07/01/21	6,345,000	6,513,587
St. John's University,
Series 2007 C, Insured: MBIA 5.250% 07/01/23	5,245,000	5,002,052
University of Rochester,
Series 2007 A-1, 5.000% 07/01/22	4,000,000	3,899,240
PA Erie Higher Education Building Authority
Mercyhurst College,
Series 2004 B, 5.000% 03/15/14	255,000	241,424
PA Higher Educational Facilities Authority
Bryn Mawr College,
Series 2002, Insured: AMBAC 5.250% 12/01/12	1,500,000	1,602,615
State Systems Higher Education,
Series 2001 T, Insured: AMBAC 5.000% 06/15/12	750,000	771,037

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
University of Sciences,
Series 2005 A, Insured: SYNC 5.000% 11/01/16	360,000	359,132
Widener University,
Series 2003, 5.000% 07/15/10	500,000	506,570
PA University
Series 2002,
5.250% 08/15/11	1,000,000	1,059,890
RI Health & Educational Building Corp.
Series 2003,
Insured: SYNC 5.250% 04/01/15	1,500,000	1,501,095
TN Metropolitan Government, Nashville & Davidson County, Health & Educational Facilities Board
Meharry Medical College,
Series 1996, Insured: AMBAC: 6.000% 12/01/09	595,000	606,495
6.000% 12/01/16	500,000	534,250
TX Alamo Community College District
Series 2001,
Insured: FSA 5.375% 11/01/16	540,000	566,822
TX Houston Community College System
Series 2001 A,
Insured: MBIA 5.375% 04/15/15	520,000	538,387
TX Public Finance Authority
Stephen F. Austin University,
Series 2005, Insured: MBIA 5.000% 10/15/19	2,000,000	1,938,460
TX University of Texas
Series 2004 A,
5.250% 08/15/17	2,000,000	2,142,700
Series 2006 D,
5.000% 08/15/18	10,000,000	10,372,200
Education Total		64,712,752
Education Total		64,712,752

	Par ($)	Value ($)
Health Care – 10.5%
Continuing Care Retirement – 2.1%
CO Health Facilities Authority
Covenant Retirement Communities, Inc.,
Series 2005, 5.000% 12/01/18	1,000,000	854,530
FL Lakeland
Carpenters Retirement Community,
Series 2008, 5.875% 01/01/19	1,875,000	1,559,456
FL Lee County Industrial Development Authority
Shell Point,
Series 2007, 5.000% 11/15/22	7,650,000	5,380,551
FL Orange County Health Facilities Authority
Orlando Lutheran Towers,
Series 2005, 5.000% 07/01/13	3,670,000	3,382,639
FL Sarasota County Health Facilities Authority
Village on the Isle,
Series 2007, 5.500% 01/01/27	4,000,000	2,791,040
FL St. John's County Industrial Development Authority
Vicars Landing,
Series 2007, 5.000% 02/15/17	1,625,000	1,377,204
IL Finance Authority
Monarch Landing, Inc.,
Series 2007 A: 5.500% 12/01/13	2,200,000	2,000,614
6.000% 12/01/17	3,590,000	3,095,298
Sedgebrook, Inc.,
Series 2007 A: 5.400% 11/15/16	2,165,000	1,827,044
5.875% 11/15/22	8,000,000	6,303,200
IN Health & Educational Facility Financing Authority
Baptist Homes of Indiana,
Series 2005, 5.250% 11/15/25	6,000,000	5,000,880

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
KS Lenexa
Lakeview Village, Inc.,
Series 2007, 5.250% 05/15/22	2,650,000	1,956,336
MA Development Finance Agency
First Mortgage Orchard Cove,
Series 2007, 5.000% 10/01/17	1,840,000	1,451,042
MD Howard County Retirement Authority
Columbia Vantage House Corp.,
Series 2007 A, 5.250% 04/01/27	1,500,000	1,051,350
MO St. Louis Industrial Development Authority
St. Andrews Resources for Seniors,
Series 2007 A, 6.250% 12/01/26	7,000,000	5,536,510
NC Medical Care Commission
Givens Estates,
Series 2007, 5.000% 07/01/27	3,375,000	2,506,950
NY Nassau County Industrial Development Agency
Amsterdam Harborside,
Series 2007 A, 5.875% 01/01/18	2,375,000	2,061,215
PA Delaware County Authority
Dunwoody Village, Inc.,
Series 2003 A, 5.000% 04/01/09	500,000	500,450
TX Tarrant County Cultural Education Facilities Finance Corp.
Air Force Village,
Series 2007, 5.125% 05/15/27	3,750,000	2,627,550
Continuing Care Retirement Total		51,263,859
Hospitals – 8.2%
AL Health Care Authority for Baptist Health
Series 2006 D,
5.000% 11/15/18	2,250,000	2,005,898
AL University at Birmingham Hospital
Series 2006 A,
5.000% 09/01/21	2,200,000	1,918,994

	Par ($)	Value ($)
AR Washington County Hospital
Washington Regional Medical Center,
Series 2005 B: 5.000% 02/01/16	1,000,000	915,510
5.000% 02/01/17	2,000,000	1,796,120
AZ Maricopa County Industrial Development Authority
Catholic Healthcare West,
Series 2007 A, 5.000% 07/01/18	3,500,000	3,265,255
CA Health Facilities Financing Authority
Catholic Healthcare West,
Series 2004, 4.450% 07/01/26 (a)	1,010,000	995,830
CA Loma Linda Hospital
Loma Linda University Medical Center,
Series 2005 A, 5.000% 12/01/19	10,390,000	9,047,404
CA Municipal Finance Authority
Community Hospital Central California,
Series 2007: 5.000% 02/01/21	1,070,000	872,071
5.000% 02/01/22	1,500,000	1,203,435
CA Rancho Mirage Joint Powers Financing Authority
Series 1997 B,
Insured: MBIA 4.875% 07/01/22	1,730,000	1,568,107
CA Turlock Health Facility
Emanuel Medical Center, Inc.,
Series 2007 B, 5.000% 10/15/22	3,590,000	2,885,427
FL Escambia County Health Facilities Authority
Ascension Health,
Series 2003 A: 5.250% 11/15/11	2,125,000	2,189,515
5.250% 11/15/14	1,000,000	1,025,860
FL Highlands County Health Facilities Authority
Adventist Health Systems:
Series 2005 A, 5.000% 11/15/20 (a)	1,000,000	880,160
Series 2005 B: 5.000% 11/15/20	875,000	770,140
5.000% 11/15/22	740,000	627,254
Adventist Hinsdale Hospital,
Series 2005 A, 5.000% 11/15/22 (a)	1,000,000	847,640

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Hillsborough County Industrial Development Authority
Tampa General Hospital,
Series 2003 A, 5.000% 10/01/18	1,000,000	862,830
FL Lee Memorial Health System Hospital Board
Series 2002 A,
Insured: FSA 5.750% 04/01/15	1,000,000	1,049,560
FL Marion County Hospital District
Munroe Regional Medical Center,
Series 1999, 5.250% 10/01/11	1,935,000	1,993,398
FL Orange County Health Facilities Authority
Series 1996 A,
Insured: MBIA 6.250% 10/01/16	1,700,000	1,788,876
FL Sarasota County Public Hospital Board
Series 1998 B,
Insured: MBIA 5.250% 07/01/11	1,750,000	1,809,010
FL South Broward Hospital District
Series 2003 A,
Insured: MBIA: 5.250% 05/01/12	3,955,000	4,020,257
5.250% 05/01/13	1,500,000	1,520,790
FL St. Petersburg Health Facilities Authority
All Children's Hospital,
Series 2002, Insured: AMBAC: 5.500% 11/15/14	1,720,000	1,727,551
5.500% 11/15/15	1,995,000	1,992,646
5.500% 11/15/16	1,980,000	1,957,190
FL Tampa Health Systems
Catholic Health East,
Series 1998 A-1, Insured: MBIA: 5.500% 11/15/13	6,080,000	6,347,094
5.500% 11/15/14	6,000,000	6,239,460
GA Fulton DeKalb Hospital Authority
Series 2003,
Insured: FSA 5.250% 01/01/16	1,000,000	1,047,780

	Par ($)	Value ($)
KS Lawrence Memorial Hospital
Series 2003,
5.250% 07/01/11	1,005,000	1,020,145
KS Manhattan Hospital
Mercy Health Care Center,
Series 2001, Insured: FSA 5.250% 08/15/10	1,005,000	1,029,703
KS Wichita Hospital
Series 2001 III,
6.250% 11/15/18	5,000,000	5,073,200
MA Health & Educational Facilities Authority
CareGroup, Inc.,
Series 2008 E-2: 5.375% 07/01/20	9,720,000	8,310,600
5.375% 07/01/22	13,345,000	11,074,615
Partners HealthCare System, Inc.,
Series 2001 C: 6.000% 07/01/14	1,000,000	1,035,900
6.000% 07/01/17	45,000	47,975
MD Health & Higher Educational Facilities Authority
University of Maryland Medical System:
Series 2005, Insured: AMBAC 5.500% 07/01/24	4,150,000	3,775,877
Series 2008: 5.250% 07/01/19	1,635,000	1,538,045
5.250% 07/01/21	1,750,000	1,659,823
MI Saginaw Hospital Finance Authority
Covenant Medical Center,
Series 2004 G, 5.125% 07/01/22	10,560,000	9,170,621
NC Albemarle Hospital Authority
Series 2007:
5.250% 10/01/21	3,000,000	2,502,060
5.250% 10/01/27	3,700,000	2,846,965
NH Health & Education Facilities Authority
Southern New Hampshire Medical Center,
Series 2007, 5.250% 10/01/23	7,000,000	6,023,640
NM Farmington Hospital
San Juan Regional Medical Center, Inc.,
Series 2004 A, 5.125% 06/01/18	500,000	456,570

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Albany Industrial Development Agency
St. Peter's Hospital,
Series 2008 A: 5.250% 11/15/16	1,750,000	1,638,053
5.250% 11/15/17	1,250,000	1,154,313
NY Monroe County Industrial Development Agency
Highland Hospital of Rochester,
Series 2005: 5.000% 08/01/14	730,000	699,763
5.000% 08/01/15	545,000	513,679
OH Lakewood
Lakewood Hospital Association,
Series 2003, 5.500% 02/15/14	1,400,000	1,416,114
OH Lorain County Hospital
Catholic Healthcare Partnerships,
Series 2001 A: 5.625% 10/01/14	6,135,000	6,296,596
5.625% 10/01/15	3,000,000	3,059,100
5.625% 10/01/16	3,000,000	3,037,680
OK Development Finance Authority
Duncan Regional Hospital, Inc.,
Series 2003 A, 5.000% 12/01/15	1,545,000	1,527,542
PA Higher Educational Facilities Authority
University of Pennsylvania Health Systems,
Series 2005 A, Insured: AMBAC 5.000% 08/15/18	250,000	253,428
PA Northampton County General Purpose Authority
St. Lukes Hospital Bethlehem,
Series 2008 A: 5.000% 08/15/20	3,480,000	2,806,794
5.125% 08/15/21	3,715,000	2,978,613
5.250% 08/15/22	1,965,000	1,571,528
SC Greenville Hospital Systems Board
Greenville Hospital Systems Partners in Health,
Series 2008 A: 5.250% 05/01/19	5,640,000	5,456,192
5.250% 05/01/20	5,810,000	5,559,996
TN Knox County Health, Educational & Housing Facilities Board
Fort Sanders Alliance,
Series 1993, Insured: MBIA 7.250% 01/01/09	300,000	301,581

	Par ($)	Value ($)
TN Sullivan County Health, Educational & Housing Facilities Board
Series 2006 C,
5.000% 09/01/22	3,750,000	2,782,763
TX Amarillo Health Facilities Corp.
Baptist St. Anthony's Hospital Corp.,
Series 1998, Insured: FSA 5.500% 01/01/14	1,000,000	1,047,920
TX Harris County Health Facilities Development Corp.
Memorial Hospital Systems,
Series 1997 A, Insured: MBIA 6.000% 06/01/13	2,170,000	2,272,250
TX Jefferson County Health Facilities Development Corp.
Baptist Hospitals,
Series 2001, Insured: AMBAC 5.200% 08/15/21	3,425,000	2,888,439
TX Tarrant County Cultural Education Facilities Finance Corp.
Texas Health Resources,
Series 2007 A, 5.000% 02/15/21	5,000,000	4,568,800
TX Tarrant County Hospital District
Series 2002,
Insured: MBIA 5.500% 08/15/13	1,355,000	1,402,330
VA Augusta County Industrial Development Authority
Augusta Health Care, Inc.,
Series 2003, 5.250% 09/01/18	1,500,000	1,431,885
WI Health & Educational Facilities Authority
Aurora Health Care, Inc.,
Series 1999 A, 5.600% 02/15/29	7,615,000	6,132,816
Wheaton Franciscan Healthcare,
Series 2006: 5.125% 08/15/23	13,065,000	9,108,787
5.125% 08/15/26	10,000,000	6,678,200
Hospitals Total		197,321,963

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Nursing Homes – 0.2%
IA Finance Authority Health Facilities
Development Care Initiatives,
Series 2006 A: 5.250% 07/01/18	2,695,000	2,260,054
5.500% 07/01/21	1,530,000	1,232,905
MN Eveleth Health Care
Series 2007,
5.000% 10/01/17	1,000,000	794,500
MO St. Louis County Industrial Development Authority
Ranken Jordan,
Series 2007, 5.000% 11/15/27	1,350,000	984,730
Nursing Homes Total		5,272,189
Health Care Total		253,858,011
Housing – 1.2%
Assisted Living/Senior – 0.2%
AZ Maricopa County Industrial Development Authority Health Facilities
Series 1999 A,
Guarantor: GNMA 6.300% 09/20/38	3,715,000	3,728,114
Assisted Living/Senior Total		3,728,114
Multi-Family – 0.5%
FL Capital Trust Agency
Atlantic Housing Foundation,
Series 2008 B, 7.000% 07/15/32	1,990,000	1,685,928
TCB Shadow Run,
Series 2000 A, LIQ FAC: FNMA 5.150% 11/01/30 (a)	4,300,000	4,433,472
FL Collier County Finance Authority
Goodlette Arms,
Series 2002 A-1, LIQ FAC: FNMA 4.900% 02/15/32 (a)	3,250,000	3,319,420
LA Housing Finance Agency
Series 2006 A,
4.750% 12/01/31	1,510,000	1,380,412
NC Medical Care Commission
ARC/HDS Alamance Housing Corp.,
Series 2004 A: 4.650% 10/01/14	480,000	438,917
5.500% 10/01/24	1,575,000	1,290,066
Multi-Family Total		12,548,215

	Par ($)	Value ($)
Single-Family – 0.5%
AZ Tucson & Pima County Industrial Development Authority
Series 2001 A-1, AMT,
Guarantor: GNMA: 6.000% 07/01/21 (a)	200,000	201,268
6.350% 01/01/34 (a)	130,000	130,389
CA Department of Veteran Affairs
Series 2006,
4.500% 12/01/23	5,000,000	4,370,450
FL Escambia County Housing Finance Authority
Series 1999, AMT,
Guarantor: GNMA 4.500% 10/01/09	365,000	368,964
Series 2000 A, AMT,
Insured: MBIA 6.300% 10/01/20	50,000	50,415
FL Housing Finance Agency
Series 1997-2, AMT,
Insured: MBIA 5.750% 07/01/14	745,000	738,727
FL Housing Finance Corp.
Series 1998-1,
Insured: MBIA: 4.950% 01/01/11	550,000	553,756
4.950% 07/01/11	765,000	769,850
KS Sedgwick & Shawnee Counties
Mortgage-Backed Securities Program,
Series 2003, AMT, Guarantor: GNMA 6.050% 06/01/27 (a)	435,000	416,391
NC Housing Finance Agency
Series 1997 RR, AMT,
Insured: FHA 5.850% 09/01/28	625,000	621,650
NM Mortgage Finance Authority
Series 1998 B-3,
Guarantor: GNMA 5.500% 07/01/28	260,000	240,846
Series 2001 B-2, AMT,
Guarantor: GNMA 6.200% 09/01/32 (a)	1,395,000	1,398,613
Series 2002 B-2, AMT,
Guarantor: GNMA 6.350% 03/01/33 (a)	990,000	972,220

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2002 PG-A-2, AMT,
Guarantor: GNMA 6.450% 03/01/33 (a)	640,000	642,336
OR Housing & Community Services Department Mortgage
Series 1997 H, AMT,
5.150% 07/01/09	50,000	50,447
Series 2000 H,
Insured: FHA 5.550% 07/01/21	95,000	92,881
TN Housing Development Agency
Home Ownership Program,
Series 1998, AMT, 4.950% 07/01/10	1,060,000	1,076,875
Single-Family Total		12,696,078
Housing Total		28,972,407
Industrials – 1.4%
Forest Products & Paper – 0.7%
FL Bay County Pollution Control
International Paper Co.,
Series 1998 A, 5.100% 09/01/12	2,375,000	2,236,253
FL Escambia County Pollution Control
International Paper Co.,
Series 2003 A, 4.700% 04/01/15	500,000	424,000
LA Morehouse Parish Pollution Control
International Paper Co.,
Series 2001 A, 5.250% 11/15/13	8,525,000	7,802,165
MS Warren County Environmental Improvement
International Paper Co.,
Series 2000 A, AMT, 6.700% 08/01/18	2,600,000	2,280,980
TX Gulf Coast Waste Disposal Authority
International Paper Co.,
Series 2002 A, AMT, 6.100% 08/01/24	5,750,000	4,351,485
Forest Products & Paper Total		17,094,883
Oil & Gas – 0.7%
CA Southern California Public Power Authority
Series 2007,
5.250% 11/01/22	2,500,000	1,817,625

	Par ($)	Value ($)
GA Main Street Natural Gas, Inc.
Series 2007 A:
5.125% 09/15/17	1,000,000	808,660
5.250% 09/15/18	1,000,000	796,730
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/22	5,000,000	3,643,150
TX Municipal Gas Acquisition & Supply Corp.
Series 2006 A,
5.000% 12/15/12	5,500,000	4,955,885
TX SA Energy Acquisition Public Facility Corp.
Series 2007,
5.250% 08/01/16	4,450,000	3,730,568
Oil & Gas Total		15,752,618
Other Industrial Development Bonds – 0.0%
MI Strategic Fund Ltd. Obligation
NSF International,
Series 2004, 5.000% 08/01/13	820,000	793,260
Other Industrial Development Bonds Total		793,260
Industrials Total		33,640,761
Other – 14.9%
Other – 1.6%
FL Hurricane Catastrophe Fund
Series 2006 A,
5.250% 07/01/12	12,000,000	12,623,280
Series 2008 A,
5.000% 07/01/14	15,000,000	15,644,850
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B:
5.000% 12/01/13	5,000,000	4,988,700
5.000% 12/01/15	5,000,000	4,905,500
Other Total		38,162,330
Pool/Bond Bank – 2.1%
FL Gulf Breeze
Series 1985 C,
Insured: FGIC 5.000% 12/01/15	1,000,000	1,009,560
FL Municipal Loan Council
Series 2002 A,
Insured: MBIA 5.500% 05/01/13	1,000,000	1,047,230

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2005 A,
Insured: MBIA 5.000% 02/01/19	1,015,000	984,367
FL Water Pollution Control Financing
Series 2001,
5.500% 01/15/13	1,390,000	1,452,634
KS Development Finance Authority
Water Pollution Control Revolving Fund:
Series 2001 II, 5.500% 05/01/14	1,000,000	1,091,590
Series 2002 II, 5.500% 11/01/15	105,000	111,707
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/19	2,500,000	2,815,950
Series 2004 A,
5.250% 08/01/17	2,920,000	3,136,839
MO Environmental Improvement & Energy Resources Authority
Series 2004 B,
5.250% 01/01/18	7,470,000	7,979,155
NY Dormitory Authority
Series 2002 A,
Insured: MBIA 5.250% 10/01/12	2,420,000	2,559,150
NY Environmental Facilities Corp.
Pollution Control,
Series 1994, 5.750% 06/15/09	10,000	10,237
OH Water Development Authority
Pollution Control,
Series 2005 B, (b) 06/01/15	2,000,000	1,494,880
PA Delaware Valley Regional Financing Authority
Local Government:
Series 1997 B, Insured: AMBAC 5.600% 07/01/17	2,000,000	2,063,540
Series 2002: 5.500% 07/01/12	15,000,000	15,717,750
5.750% 07/01/17	2,000,000	2,112,940
PA Finance Authority
Penn Hills,
Series 2000 A, Insured: FGIC 5.500% 12/01/22	835,000	806,401

	Par ($)	Value ($)
PA Industrial Development Authority Economic Development
Series 2002,
Insured: AMBAC 5.250% 07/01/11	1,000,000	1,037,830
TX Water Development Board
Series 1999 B,
5.625% 07/15/21	1,500,000	1,524,945
VA Resources Authority
Series 2007,
5.000% 10/01/17	3,760,000	3,985,976
Pool/Bond Bank Total		50,942,681
Refunded/Escrowed (c) – 9.8%
AL Birmingham Waterworks & Sewer Board
Series 2002 B,
Pre-refunded 01/01/13, Insured: MBIA 5.000% 01/01/37	15,000,000	16,026,600
AL Birmingham
Series 2001 A,
Pre-refunded 11/01/11, 5.250% 05/01/17	2,000,000	2,149,640
AZ School Facilities Board
Certificates of Participation,
Series 2003 A, Pre-refunded 03/01/13, Insured: MBIA 5.250% 09/01/14	10,000,000	10,818,700
AZ University of Arizona
Certificates of Participation,
Series 2002 A, Pre-refunded 06/01/12, Insured: AMBAC 5.500% 06/01/15	455,000	490,472
CA Department Water Resources
Series 2002 X,
Escrowed to Maturity, 5.500% 12/01/15	10,000	11,203
CA Golden State Tobacco Securitization Corp.
Series 2003 A-1,
Pre-refunded 06/01/13, 6.250% 06/01/33	3,265,000	3,486,759

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
CA Health Facilities Financing Authority
Catholic West,
Series 2004 H, Pre-refunded 07/01/11, 4.450% 07/01/26 (a)	90,000	94,023
CO Douglas County School District No. RE-1
Series 2001,
Pre-refunded 12/15/11, Insured: MBIA 5.250% 12/15/13	7,385,000	7,911,550
CO Northwest Parkway Public Highway Authority
Series 2001 C,
Pre-refunded 06/15/16, Insured: AMBAC (d) 06/15/21 (5.700% 06/15/11)	4,000,000	3,780,880
CT Special Tax Obligation
Transportation Infrastructure,
Series 2001 A, Pre-refunded 10/01/11, Insured: FSA 5.375% 10/01/17	1,000,000	1,073,070
FL Broward County
Series 2001 A,
Pre-refunded 01/01/11, 5.250% 01/01/14	1,025,000	1,089,278
FL Hillsborough County School Board District
Series 2002,
Pre-refunded 10/01/11, Insured: AMBAC 5.375% 10/01/13	1,060,000	1,134,984
FL Marion County Hospital District
Munroe Regional Medical Center,
Series 1999, Pre-refunded 10/01/09, 5.250% 10/01/11	90,000	93,745
FL Miami-Dade County School Board
Series 2001 A,
Escrowed to Maturity, Insured: MBIA 5.500% 05/01/10	2,000,000	2,093,340

	Par ($)	Value ($)
FL Orange County Health Facilities Authority
Orlando Regional Health Care System,
Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	4,705,000	5,353,678
Series 1996 A, Escrowed to Maturity, Insured: MBIA 6.250% 10/01/16	115,000	129,737
FL Orlando Utilities Commission Water & Electric
Series 1989 D,
Escrowed to Maturity, 6.750% 10/01/17	1,800,000	2,036,790
FL Orlando Utilities Commission
Series 2002 C,
Pre-refunded 10/01/12, 5.250% 10/01/16	1,290,000	1,385,602
FL Pinellas County Housing Authority
Affordable Housing,
Series 2001, Escrowed to Maturity, Insured: FSA 4.600% 12/01/10	7,000,000	7,301,700
FL Port St. Lucie Utilities
Series 2003,
Pre-refunded 09/01/13, Insured: MBIA 5.000% 09/01/16	1,000,000	1,076,580
FL Reedy Creek Improvement District Utilities
Series 2003 1,
Pre-refunded 10/01/13, Insured: MBIA 5.250% 10/01/15	1,490,000	1,622,237
FL Seminole County Sales Tax
Series 2001,
Pre-refunded 10/01/11, Insured: FGIC 5.375% 10/01/13	1,295,000	1,398,548
FL South Broward Hospital District
Series 2002,
Pre-refunded 05/01/12: 5.500% 05/01/22	1,000,000	1,082,460
5.600% 05/01/27	4,000,000	4,342,960

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Highlands County Health Facilities Authority
Adventist Health System,
Series 2005 B, Pre-refunded 11/15/15: 5.000% 11/15/20	125,000	133,652
5.000% 11/15/22	260,000	277,997
GA Municipal Electric Authority
Series 1998 Y:
Escrowed to Maturity, Insured: AMBAC 6.400% 01/01/13	165,000	179,357
Pre-refunded 01/01/11, Insured: AMBAC 6.400% 01/01/13	45,000	48,479
HI University of Hawaii
Series 2002 A,
Pre-refunded 07/15/12, Insured: FGIC 5.500% 07/15/14	1,000,000	1,083,610
IL Chicago Board of Education
Series 2000,
Pre-refunded 12/01/10, Insured: FGIC 5.600% 12/01/18	1,300,000	1,383,083
IL Chicago Housing Authority
Capital Program,
Series 2001: Escrowed to Maturity, 5.250% 07/01/12	5,975,000	6,418,883
Pre-refunded 07/01/12, 5.375% 07/01/13	5,000,000	5,380,400
IL Health Facilities Authority
Galesburg Cottage Hospital,
Series 2000, Pre-refunded 05/01/10, Insured: RAD 6.000% 05/01/15	1,500,000	1,581,000
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002,
Escrowed to Maturity, Insured: FGIC (b) 01/01/17	600,000	415,056
IL State
Series 2002,
Pre-refunded 12/01/12, Insured: FSA 5.375% 12/01/13	10,000,000	10,856,800

	Par ($)	Value ($)
IN Toll Road Commission
Series 1980,
Escrowed to Maturity, 9.000% 01/01/15	2,240,000	2,681,325
KS Department of Transportation
Series 1998,
Escrowed to Maturity, 5.500% 09/01/14	1,575,000	1,736,595
KS Development Finance Authority
Water Pollution Revolving Fund II,
Series 2002, Pre-refunded 11/01/12, 5.500% 11/01/15	895,000	974,977
KS Labette County Single Family Mortgage
Capital Accumulator Bonds,
Series 1998 A, Escrowed to Maturity, (b) 12/01/14	2,175,000	1,694,412
KS Shawnee County Unified School District No. 501
Series 2002,
Pre-refunded 02/01/12, 5.000% 02/01/14	1,000,000	1,060,490
KS Shawnee County
Series 2002,
Pre-refunded 09/01/12, Insured: FSA 5.250% 09/01/17	1,660,000	1,788,418
KS Wyandotte County School District No. 204
Series 2000 A,
Escrowed to Maturity, Insured: FSA 6.375% 09/01/11	365,000	400,248
KS Wyandotte County School District No. 500
Series 2002,
Pre-refunded 09/01/12, Insured: FSA 5.000% 09/01/20	1,890,000	2,019,257
MA Health & Educational Facilities Authority
Partners Healthcare Systems,
Series 2001 C, Pre-refunded 07/01/11, 6.000% 07/01/17	1,205,000	1,314,884

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA State
Series 2001 C,
Pre-refunded 12/01/11, 5.375% 12/01/16	3,000,000	3,224,490
ME Municipal Bond Bank
Series 2002 A,
Pre-refunded 11/01/11, 5.375% 11/01/16	355,000	380,737
MI Building Authority
Series 2003 II,
Pre-refunded 10/15/13, Insured: MBIA 5.000% 10/15/17	1,000,000	1,068,860
MI Detroit Sewage Disposal Revenue
Series 2003 A,
Pre-refunded 07/01/13, Insured: FSA 5.000% 07/01/14	7,180,000	7,716,490
NJ Health Care Facilities Financing Authority
Atlantic Health Systems,
Series 1997 A, Escrowed to Maturity, Insured: AMBAC 6.000% 07/01/12	1,500,000	1,636,545
NJ Tobacco Settlement Financing Corp.
Series 2003,
Pre-refunded 06/01/13, 6.750% 06/01/39	4,000,000	4,571,440
NJ Transportation Trust Fund Authority
Series 1999 A,
Escrowed to Maturity, 5.625% 06/15/14	2,000,000	2,212,100
NJ Turnpike Authority
Series 2000 A,
Escrowed to Maturity, Insured: MBIA: 6.000% 01/01/11	875,000	935,524
6.000% 01/01/13	925,000	1,025,233
NY Dormitory Authority
Columbia University,
Series 2001 A, Pre-refunded 07/01/11, 5.250% 07/01/20	2,000,000	2,151,060
NY Environmental Facilities Corp.
Series 1994,
Escrowed to Maturity, 5.750% 06/15/09	50,000	51,318

	Par ($)	Value ($)
NY Metropolitan Transportation Authority
Series 1993 O,
Escrowed to Maturity, 5.500% 07/01/17	3,000,000	3,276,120
Series 1998 A,
Pre-refunded 07/01/11, Insured: FSA 5.500% 07/01/15	1,530,000	1,640,680
Series 1998 R,
Escrowed to Maturity, 5.500% 07/01/14	1,740,000	1,761,263
NY New York City Transitional Finance Authority
Series 1998 A,
Pre-refunded 11/15/12, 5.500% 11/15/16	170,000	186,254
NY New York City
Series 2002 G,
Pre-refunded 08/01/12, 5.750% 08/01/18	380,000	417,533
OH London City School District
Series 2001,
Pre-refunded 12/01/11, Insured: FGIC 5.500% 12/01/15	375,000	404,205
OH Water Development Authority
Water Pollution Control,
Series 2002, Pre-refunded 06/01/12, 5.250% 06/01/18	5,535,000	5,939,387
PA Central Dauphin School District
Series 1998 AA,
Escrowed to Maturity, Insured: MBIA 5.000% 12/01/13	205,000	221,181
PA Chambersburg Area School District
Series 2001,
Pre-refunded 06/15/11, Insured: FSA 5.000% 06/15/12	300,000	316,815
PA Elizabeth Forward School District
Series 1994 B,
Escrowed to Maturity, Insured: MBIA (b) 09/01/21	2,210,000	1,120,956

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Ephrata Area School District
Series 2001 A,
Pre-refunded 10/15/11, Insured: FGIC 5.000% 04/15/14	750,000	795,757
PA Philadelphia School District
Series 2000 A,
Pre-refunded 02/01/11, Insured: FSA 5.750% 02/01/13	1,000,000	1,066,030
Series 2002 A,
Pre-refunded 02/01/12, Insured: FSA 5.500% 02/01/15	1,000,000	1,075,530
PA State
Series 2001,
Pre-refunded 01/15/11, 5.125% 01/15/16	10,000,000	10,609,300
PA Warwick School District
Lancaster County,
Series 2001, Pre-refunded 08/15/11, Insured: FGIC 5.250% 02/15/12	750,000	798,847
SC Greenville County School District
Series 2002,
Pre-refunded 12/01/12, 5.875% 12/01/17	1,000,000	1,113,520
TN Madison County
Series 2002,
Pre-refunded 04/01/12, 5.000% 04/01/13	1,160,000	1,233,614
TX Alamo Community College District
Series 2001,
Pre-refunded 11/01/11, Insured: FSA 5.375% 11/01/16	460,000	493,350
TX Comal Independent School District
Series 2001,
Pre-refunded 02/01/11, Guarantor: PSFG 5.500% 02/01/14	575,000	609,851
TX Dallas Waterworks & Sewer Systems
Series 2001,
Pre-refunded 04/01/11: 5.000% 10/01/12	1,300,000	1,369,160
5.000% 10/01/16	7,300,000	7,688,360

	Par ($)	Value ($)
TX Harris County Health Facilities Development Corp.
St. Luke's Episcopal Hospital,
Series 2001, Pre-refunded 08/15/11, 5.625% 02/15/16	2,780,000	2,980,327
TX Harris County
Series 1992,
Escrowed to Maturity, 6.000% 12/15/10	1,000,000	1,073,140
TX Houston Area Water Corp.
Series 2002,
Pre-refunded 03/01/12, Insured: FGIC 5.500% 03/01/18	3,000,000	3,228,180
TX Houston Community College System
Series 2001 A,
Pre-refunded 04/15/11, Insured: MBIA 5.375% 04/15/15	480,000	510,058
TX Houston
Series 1979,
Escrowed to Maturity, 6.400% 12/01/14	4,965,000	5,370,194
TX Lower Colorado River Authority
Junior Lien,
Series 1993 5th, Escrowed to Maturity, 5.375% 01/01/16	2,100,000	2,300,172
TX North Central Health Facilities Development Corp.
Presbyterian Healthcare Residential,
Series 1996 B, Escrowed to Maturity, Insured: MBIA 5.500% 06/01/16	10,000,000	10,796,500
TX North Harris Montgomery Community College District
Series 2002,
Pre-refunded 02/15/12, Insured: FGIC 5.375% 02/15/16	965,000	1,034,818
TX Northside Independent School District
Series 2002 A,
Pre-refunded 02/15/12, Guarantor: PSFG 5.250% 02/15/20	2,485,000	2,655,123

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
TX San Antonio
Series 2001,
Escrowed to Maturity, 5.250% 08/01/13	20,000	21,731
Series 2002,
Escrowed to Maturity, 5.000% 02/01/11	30,000	31,493
TX Spring Branch Independent School District
Series 2001,
Pre-refunded 02/01/11, Guarantor: PSFG 5.375% 02/01/18	1,820,000	1,924,159
TX Tarrant County Health Facilities Development Corp.
Harris Methodist Health Systems,
Series 1994, Escrowed to Maturity, Insured: MBIA 6.000% 09/01/10	725,000	754,587
TX University of Texas
Series 2001 B,
Pre-refunded 08/15/11, 5.375% 08/15/15	2,500,000	2,671,150
Series 2003 A,
Pre-refunded 08/15/13, 5.375% 08/15/15	1,000,000	1,092,560
VA Arlington County Industrial Development Authority
Virginia Hospital Center,
Series 2001, Pre-refunded 07/01/11, 5.500% 07/01/14	4,180,000	4,503,323
VA Tobacco Settlement Financing Corp.
Series 2005,
Refunded to various dates/prices, 5.250% 06/01/19	2,500,000	2,588,350
WA King County
Series 2002,
Escrowed to Maturity, 5.500% 12/01/13	970,000	1,069,085
WI State
Series 2000 D,
Pre-refunded 05/01/11, Insured: MBIA 5.500% 05/01/16	2,000,000	2,132,860

	Par ($)	Value ($)
WV Hospital Finance Authority
Charleston Area Medical Center:
Series 1993 A, Escrowed to Maturity, 6.500% 09/01/23	3,980,000	4,470,217
Series 2000, Pre-refunded 09/01/10, 6.750% 09/01/22	1,535,000	1,667,409
Refunded/Escrowed Total		237,400,405
Tobacco – 1.4%
AR Development Finance Authority
Tobacco Settlement,
Series 2006, Insured: AMBAC: (b) 07/01/21	1,400,000	687,162
(b) 07/01/23	1,000,000	429,870
MI Tobacco Settlement Finance Authority
Series 2007 A,
6.000% 06/01/34	2,500,000	1,699,350
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A:
4.250% 06/01/11	3,000,000	2,885,550
4.500% 06/01/23	6,470,000	5,209,644
4.625% 06/01/26	10,000,000	7,139,500
5.000% 06/01/29	2,500,000	1,561,950
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2,
5.125% 06/01/24	11,650,000	9,086,417
WI Badger Tobacco Asset Securitization Corp.
Series 2002,
6.000% 06/01/17	5,000,000	4,681,100
Tobacco Total		33,380,543
Other Total		359,885,959
Other Revenue – 0.4%
Recreation – 0.4%
FL Board of Education
Series 2002 A,
Insured: FGIC: 5.250% 07/01/18	2,675,000	2,735,830
5.375% 07/01/17	1,450,000	1,493,790
5.500% 07/01/12	1,000,000	1,057,970

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Seminole Indian Tribe
Series 2007 A,
5.750% 10/01/22 (e)	2,000,000	1,802,920
OK Chickasaw Nation Health Systems
Series 2007,
5.375% 12/01/17	4,500,000	3,807,180
Recreation Total		10,897,690
Other Revenue Total		10,897,690
Resource Recovery – 0.7%
Disposal – 0.2%
IL Development Finance Authority
Waste Management, Inc.,
Series 1997, AMT, 5.050% 01/01/10 (a)	4,000,000	3,935,560
Disposal Total		3,935,560
Resource Recovery – 0.5%
FL Palm Beach County Solid Waste Authority
Series 1997 A,
Insured: AMBAC 6.000% 10/01/10	5,000,000	5,285,850
NY Niagara County Industrial Development Agency
Series 2001 B, AMT,
5.550% 11/15/24 (a)	8,000,000	7,350,000
Resource Recovery Total		12,635,850
Resource Recovery Total		16,571,410
Tax-Backed – 42.2%
Local Appropriated – 2.1%
CA Orange County Public Financing Authority
Series 2005,
Insured: MBIA 5.000% 07/01/16	10,000,000	10,412,700
CA San Bernardino County
Certificates of Participation,
Series 2002 A, Insured: MBIA 5.000% 07/01/15	1,000,000	1,014,080
FL Broward County School Board
Certificates of Paticipation,
Series 2006, Insured: FSA 5.000% 07/01/14	1,580,000	1,637,417

	Par ($)	Value ($)
FL Broward County
Certificates of Participation,
Series 2004, Insured: MBIA 5.000% 06/01/13	1,000,000	1,047,440
FL Collier County School Board
Certificates of Participation,
Series 2002, Insured: FSA 5.000% 02/15/13	1,500,000	1,546,875
FL Flagler County School Board
Certificates of Participation,
Series 2005 A, Insured: FSA 5.000% 08/01/18	2,320,000	2,317,866
FL Hillsborough County School Board
Certificates of Participation,
Series 1998 A, Insured: MBIA 5.500% 07/01/14	2,000,000	2,104,040
FL Lake County School Board
Certificates of Participation,
Series 2006 C, Insured: AMBAC 5.250% 06/01/18	1,500,000	1,507,440
FL Miami-Dade County Public Facilities
Series 2005 B,
Insured: MBIA 5.000% 06/01/19	2,000,000	1,925,280
FL Miami-Dade County School Board
Series 2006,
Insured: AMBAC 4.750% 11/01/23	1,000,000	892,990
FL Orange County School Board
Certificates of Participation,
Series 2005 A, Insured: MBIA 5.000% 08/01/18	1,000,000	985,000
KS Johnson County Park & Recreation District
Certificates of Participation,
Series 2003 A, Insured: MBIA 4.000% 09/01/15	100,000	97,870

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MI Grand Rapids Building Authority
Series 1998:
5.000% 04/01/12	1,205,000	1,270,648
5.000% 04/01/13	1,000,000	1,057,710
5.000% 04/01/14	1,415,000	1,499,504
NC Iredell County
Certificates of Participation,
Series 2008, Insured: FSA 5.250% 06/01/17	1,710,000	1,782,470
SC Berkeley County School District
Series 2003,
5.250% 12/01/18	1,000,000	1,002,470
SC Charleston Educational Excellence Financing Corp.
Charleston County School District,
Series 2005, 5.250% 12/01/24	10,000,000	9,550,000
SC Dorchester County School District No. 2
Series 2004,
5.250% 12/01/17	2,000,000	2,028,680
SC Greenville County School District
Series 2005,
5.500% 12/01/18	5,000,000	5,165,050
SC Newberry Investing in Children's Education
Series 2005,
5.250% 12/01/19	1,500,000	1,310,340
Local Appropriated Total		50,155,870
Local General Obligations – 11.9%
AK Anchorage
Series 2004 B,
Insured: AMBAC 5.250% 12/01/15	5,000,000	5,355,600
AZ Maricopa County Unified High School District No. 210
Series 2003,
Insured: MBIA 5.000% 07/01/15	6,300,000	6,672,708
AZ Tucson
Series 1998,
5.500% 07/01/18	4,760,000	5,176,167

	Par ($)	Value ($)
CA Carlsbad Unified School District
Series 1997,
Insured: FGIC (b) 11/01/14	300,000	228,585
CA Los Angeles Unified School District
Series 2007 A-1,
Insured: FSA 4.500% 07/01/24	4,000,000	3,646,080
Series 2007,
Insured: FSA 5.000% 07/01/20	6,230,000	6,323,699
CA Manteca Unified School District
Series 2006,
Insured: MBIA (b) 08/01/24	5,000,000	1,900,800
CA Monrovia Unified School District
Series 2005,
Insured: MBIA 5.250% 08/01/21	5,600,000	5,629,568
CA Natomas Unified School District
Series 1999,
Insured: MBIA 5.850% 03/01/15	250,000	265,868
CA San Mateo County Community College
Series 2006 A,
Insured: MBIA (b) 09/01/20	9,310,000	4,794,184
CA Union Elementary School District
Series 1999 A,
Insured: FGIC (b) 09/01/20	1,000,000	515,840
CA West Contra Costa Unified School District
Series 2005,
Insured: FGIC (b) 08/01/20	7,285,000	3,558,358
CO Adams County School District No. 12
Series 1995 A,
Insured: MBIA (b) 12/15/12	1,300,000	1,106,196
CO Jefferson County School Disctrict R-001
Series 1997 1,
Insured: MBIA 6.500% 12/15/11	10,000,000	10,968,000

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Palm Beach County
Series 1998,
5.500% 12/01/11	2,000,000	2,134,580
FL Reedy Creek Improvement District
Series 2004 A,
Insured: MBIA 5.000% 06/01/17	1,000,000	1,021,640
IL Chicago Board of Education
Series 1996,
Insured: MBIA 6.250% 12/01/12	2,100,000	2,293,746
Series 2005 A,
Insured: AMBAC 5.500% 12/01/22	5,000,000	5,184,200
IL Chicago
Series 1999,
Insured: FGIC 5.250% 01/01/18	7,540,000	7,738,076
Series 2000 C,
Insured: FGIC 5.750% 01/01/13	190,000	198,962
Series 2004 A,
Insured: FSA 5.250% 01/01/17	1,000,000	1,043,080
IL Du Page County School District
Series 1997,
Insured: FGIC 6.750% 02/01/11	1,145,000	1,231,585
IL Kendall & Kane Counties Community Unit School District No. 115
Series 2002,
Insured: FGIC (b) 01/01/17	3,050,000	2,017,849
KS Johnson County Unified School District No. 231
Series 2001 A,
Insured: FSA 5.500% 10/01/15	50,000	54,240
KS Johnson County Unified School District No. 232
Series 2004,
Insured: MBIA 5.000% 09/01/15	150,000	157,880
KS Leavenworth County Unified School District No. 464
Series 2005 A,
Insured: MBIA 5.000% 09/01/19	1,030,000	1,045,409

	Par ($)	Value ($)
KS Montgomery County Unified School District No. 445
Series 2002,
Insured: FGIC 6.250% 04/01/12	1,065,000	1,153,331
KS Reno County Unified School District No. 313
Series 1996 B,
Insured: FSA 5.900% 09/01/10	995,000	1,053,038
KS Shawnee County Unified School District No. 437
Series 2001,
Insured: FSA 5.500% 09/01/13	1,555,000	1,635,673
KS Wyandotte County Unified School District No. 204
Series 2000 A,
Insured: FSA 6.375% 09/01/11	135,000	147,004
MI Detroit City School District
Series 2002 A,
Insured: FGIC 6.000% 05/01/19	2,000,000	2,139,400
Series 2003 B,
Insured: FGIC 5.250% 05/01/14	2,000,000	2,091,380
MN Elk River Independent School District No. 728
Series 2001 A,
Insured: MBIA 5.000% 02/01/17	2,000,000	2,084,400
NC Cary Water & Public Improvement
Series 2001,
5.000% 03/01/13	4,300,000	4,479,224
ND West Fargo Public School District No. 6
Series 2002,
Insured: FGIC 5.250% 05/01/17	3,600,000	3,699,072
NH Manchester
Series 2004,
Insured: MBIA: 5.500% 06/01/18	4,215,000	4,480,966
5.500% 06/01/19	4,450,000	4,768,175

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NV Clark County School District
Series 2001 C,
Insured: FGIC 5.375% 06/15/13	8,895,000	9,513,291
Series 2003,
Insured: MBIA 5.000% 06/15/16	10,760,000	11,123,903
NY New York City
Series 2002 D,
5.625% 06/01/14	2,500,000	2,631,550
Series 2002 E,
Insured: MBIA 5.625% 08/01/15	1,000,000	1,063,950
Series 2002 G:
5.750% 08/01/18	620,000	645,625
Insured: MBIA: 5.625% 08/01/13	2,500,000	2,673,050
5.750% 08/01/11	14,400,000	15,200,928
Series 2005 D,
5.000% 08/01/13	4,000,000	4,158,080
Series 2005,
5.000% 08/01/20	10,000,000	9,732,500
Series 2007 D-1,
5.000% 12/01/21	5,900,000	5,712,616
OH Cleveland
Series 2005,
Insured: AMBAC 5.500% 10/01/16	7,710,000	8,165,738
OH Forest Hills Local School District
Series 1997,
Insured: MBIA 6.000% 12/01/10	1,460,000	1,559,163
OH Marion City School District
Series 2000,
Insured: FSA 6.500% 12/01/14	500,000	572,895
OH Mason City School District
Series 2005,
Insured: FGIC 5.250% 12/01/19	2,250,000	2,309,467
OR Linn County Community School District No. 9 Lebanon
Series 2001,
Insured: MBIA 5.250% 06/15/17	1,120,000	1,165,293

	Par ($)	Value ($)
OR Yamhill County School District No. 29J Newberg
Series 2005,
Insured: FGIC 5.500% 06/15/17	2,500,000	2,718,425
PA Northampton County
Series 1999,
5.000% 08/15/16	345,000	351,234
PA Oxford Area School District
Series 2001 A,
Insured: FGIC 5.250% 02/15/11	500,000	522,670
PA Philadelphia School District
Series 2004 D,
Insured: FGIC 5.000% 06/01/15	250,000	247,328
PA Philadelphia
Series 2003 A,
Insured: SYNC 5.250% 02/15/15	315,000	322,002
PA Pittsburgh School District
Series 2002,
Insured: FSA 5.500% 09/01/12	500,000	537,900
PA Pittsburgh
Series 2005 A,
Insured: MBIA 5.000% 09/01/17	170,000	165,808
PA Upper St. Clair Township School District
Series 2002,
Insured: FSA 5.375% 07/15/13	1,000,000	1,059,900
PA Westmoreland County
Series 1997,
Insured: FGIC (b) 12/01/18	1,000,000	555,510
SC Charleston County School District
Series 2001,
5.000% 02/01/14	850,000	881,833
TN Anderson County
Series 2001,
Insured: FSA 5.000% 04/01/13	1,535,000	1,578,180

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
TN Blount County Public Building Authority
Local Government Public Improvement,
Series 2004 B-5-A, Insured: FGIC 5.000% 06/01/16	1,075,000	1,063,412
TN Chattanooga
Series 2005 A,
Insured: FSA 5.000% 09/01/14	4,150,000	4,434,814
TN Dickson County
Series 2002,
Insured: FGIC 5.000% 03/01/14	1,000,000	1,046,770
Series 2003,
Insured: FGIC 5.000% 06/01/14	1,000,000	1,029,600
TN Franklin Special School District
Series 1999,
Insured: FSA (b) 06/01/20	2,000,000	1,076,720
TN Hamilton County
Series 1998 B,
5.100% 08/01/24	500,000	502,115
TN Kingsport
Series 2004,
Insured: AMBAC 5.000% 03/01/14	1,000,000	1,058,320
TN Lawrenceburg Public Building Authority
Series 2001 B,
Insured: FSA 5.500% 07/01/16	1,330,000	1,389,158
TN Madison County
Series 2002,
5.000% 04/01/13	390,000	407,971
TN Overton County
Series 2004,
Insured: MBIA 5.000% 04/01/16	1,000,000	1,040,790
TX Aldine Independent School District
Series 2005,
Guarantor: PSFG 5.250% 02/15/15	1,655,000	1,762,625
TX Barbers Hill Independent School District
Series 2003,
Guarantor: PSFG 5.000% 02/15/22	1,030,000	1,030,670

	Par ($)	Value ($)
TX Brownsville Independent School District
Series 2005,
Guarantor: PSFG 5.000% 08/15/15	1,000,000	1,059,000
TX Brownwood Independent School District
Series 2005,
Insured: FGIC 5.250% 02/15/17	1,310,000	1,343,012
TX Carrollton-Farmers Branch Independent School District
Series 2005 A,
Insured: MBIA 5.000% 02/15/14	1,280,000	1,351,642
TX Cedar Hill Independent School District
Series 2000,
Guarantor: PSFG (b) 08/15/16	1,460,000	909,828
TX Comal Independent School District
Series 2001,
Guarantor: PSFG 5.500% 02/01/14	425,000	442,438
TX Conroe Independent School District
Series 2005 C,
Guarantor: PSFG 5.000% 02/15/19	1,650,000	1,685,129
TX Corpus Christi
Series 2002,
Insured: FSA 5.500% 09/01/15	1,655,000	1,753,787
TX Dickinson Independent School District
Series 2006,
Guarantor: PSFG 5.000% 02/15/20	2,405,000	2,433,523
TX Duncanville Independent School District
Series 2005,
Guarantor: PSFG (b) 02/15/22	2,000,000	949,040
TX El Paso
Series 2005,
Insured: FGIC 5.250% 08/15/14	2,000,000	2,139,660

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Fort Bend Independent School District
Series 2000,
Guarantor: PSFG 5.250% 08/15/19	1,000,000	1,010,540
TX Harris County
Series 2001,
5.000% 10/01/12	10,990,000	11,457,624
TX Houston Independent School District
Series 2007,
Insured: PSFG 4.500% 02/15/25	5,000,000	4,476,100
TX Houston
Series 2005 D,
Insured: AMBAC 5.000% 03/01/17	1,000,000	1,033,070
Series 2005 E,
Insured: AMBAC 5.000% 03/01/20	2,525,000	2,537,069
TX Irving
Series 2005 A,
5.000% 11/15/18	2,000,000	2,069,240
TX Johnson City Independent School District
Series 2003,
Guarantor: PSFG 3.000% 02/15/09	50,000	50,178
TX Katy Independent School District
Series 1992,
Guarantor: PSFG (b) 08/15/11	1,775,000	1,607,973
TX La Joya Independent School District
Series 2005,
Guarantor: PSFG 5.000% 02/15/20	1,000,000	1,010,460
TX La Marque Independent School District
Series 2003,
Guarantor: PSFG 5.000% 02/15/21	1,740,000	1,745,725
TX Laredo
Series 2005,
Insured: AMBAC 5.000% 08/15/20	1,065,000	1,059,579

	Par ($)	Value ($)
TX North Harris Montgomery Community College District
Series 2001,
Insured: MBIA 5.375% 02/15/16	420,000	431,773
Series 2002,
Insured: FGIC 5.375% 02/15/16	35,000	36,321
TX Northside Independent School District
Series 2002 A,
Guarantor: PSFG 5.250% 02/15/20	800,000	811,648
TX Pearland
Series 2005,
Insured: MBIA 5.000% 03/01/24	2,525,000	2,440,842
TX Rio Grande City Consolidated Independent School District
Series 2002,
Guarantor: PSFG 5.000% 08/15/19	1,190,000	1,203,614
TX San Antonio Independent School District
Series 2001 B,
Guarantor: PSFG (b) 08/15/11	3,500,000	3,170,650
TX San Benito Consolidated Independent School District
Series 2005,
Guarantor: PSFG 5.000% 02/15/16	2,260,000	2,365,610
TX Sherman Independent School District
Series 2005 A,
Guarantor: PSFG 5.000% 02/15/16	1,000,000	1,046,730
TX Spring Branch Independent School District
Series 2001,
Guarantor: PSFG 5.375% 02/01/18	965,000	983,325
TX Waxahachie Independent School District
Series 2000,
Guarantor: PSFG: (b) 08/15/15	210,000	143,951
(b) 08/15/17	245,000	146,265

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Webb County
Series 2005,
Insured: AMBAC 5.000% 02/01/17	1,600,000	1,643,312
TX West University Place
Series 2002,
5.500% 02/01/15	1,440,000	1,514,405
TX White Settlement Independent School District
Series 2003,
Guarantor: PSFG 5.375% 08/15/19	1,910,000	1,965,810
TX Williamson County
Series 2005,
Insured: MBIA 5.000% 02/15/16	1,985,000	2,066,603
WA Clark County School District No. 117
Series 1998,
Insured: AMBAC 5.000% 12/01/12	1,805,000	1,880,124
WA Clark County School District No. 37
Series 2001 C,
Insured: FGIC (b) 12/01/16	1,000,000	656,940
WA King & Snohomish Counties School District
Series 1993,
Insured: FGIC 5.600% 12/01/10	6,150,000	6,340,096
WA Seattle
Series 1998 A,
5.500% 03/01/11	1,370,000	1,449,049
WA Spokane County School District No. 354
Series 1998,
Insured: FGIC 5.250% 12/01/11	1,600,000	1,662,544
WI Milwaukee County
Series 2001 A:
5.000% 10/01/12	2,500,000	2,611,525
5.000% 10/01/13	2,500,000	2,592,500
Local General Obligations Total		288,294,621
Special Non-Property Tax – 8.6%
AZ Scottsdale Municipal Property Corp.
Series 2006,
5.000% 07/01/21	3,000,000	3,067,710

	Par ($)	Value ($)
CA Los Angeles County Metropolitan Transportation Authority
Series 2003 A,
Insured: FSA: 5.000% 07/01/17	6,280,000	6,454,772
5.000% 07/01/18	7,700,000	7,834,057
CA San Francisco Bay Area Rapid Transit District
Series 2005 A,
Insured: MBIA 5.000% 07/01/20	2,040,000	2,050,200
CO Department of Transportation
Series 2002 B,
Insured: MBIA: 5.500% 06/15/14	3,000,000	3,243,870
5.500% 06/15/15	1,000,000	1,081,270
CT Special Tax Obligation
Series 2001 B,
Insured: FSA 5.375% 10/01/12	1,000,000	1,055,420
FL Broward County Professional Sports Facilities
Series 2006 A,
Insured: AMBAC 5.000% 09/01/18	2,500,000	2,461,150
FL Division Bond Finance Department
Series 1998,
Insured: FSA 6.000% 07/01/13	10,000,000	10,918,700
FL Hillsborough County Industrial Development Authority
Series 2002 B,
Insured: AMBAC 5.500% 09/01/15	2,335,000	2,453,104
FL Jacksonville Guaranteed Entitlement Improvement
Series 2002,
Insured: FGIC: 5.375% 10/01/18	3,450,000	3,510,064
5.375% 10/01/19	3,720,000	3,766,277
FL Jacksonville Sales Tax
Series 2001,
Insured: FGIC 5.500% 10/01/12	2,000,000	2,124,460
Series 2002,
Insured: FGIC 5.375% 10/01/18	1,000,000	1,004,470

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2003,
Insured: MBIA 5.250% 10/01/19	1,080,000	1,095,347
FL Jacksonville
Series 2003 C, AMT,
Insured: MBIA 5.250% 10/01/19	1,750,000	1,564,115
FL Lee County
Series 1997 A,
Insured: MBIA 5.750% 10/01/11	1,000,000	1,047,600
FL Miami-Dade County Transit Sales Tax
Series 2006,
Insured: SYNC 5.000% 07/01/19	5,040,000	4,968,029
FL Osceola County Tourist Development Tax
Series 2002 A,
Insured: FGIC 5.500% 10/01/14	1,555,000	1,604,293
FL Palm Beach County Public Improvement
Series 2004,
5.000% 08/01/17	1,000,000	1,022,520
FL Polk County Transportation Improvement
Series 2004,
Insured: FSA 5.000% 12/01/25 (a)	1,000,000	1,041,390
FL Tampa Sports Authority
Series 1995,
Insured: MBIA: 5.750% 10/01/15	2,500,000	2,635,275
5.750% 10/01/20	1,000,000	1,006,380
IL Dedicated Tax Capital Appreciation
Series 1990,
Insured: AMBAC (b) 12/15/17	2,540,000	1,590,497
IL Regional Transportation Authority
Series 1994 C,
Insured: FGIC 7.750% 06/01/11	1,750,000	1,947,050
IL State
Series 2002,
Insured: FGIC 5.500% 06/15/15	1,000,000	1,079,460

	Par ($)	Value ($)
KS Wichita
Series 2003-772,
Insured: FGIC 4.250% 09/01/16	1,260,000	1,262,369
KS Wyandotte County Unified Government
Series 2005 B,
4.750% 12/01/16	2,000,000	1,791,800
MA Bay Transportation Authority
Series 2000 A,
5.750% 07/01/14	250,000	259,470
MA State
Series 2005 A,
Insured: FSA 5.500% 06/01/16	13,615,000	14,712,505
MD Department of Transportation
Series 2002,
5.500% 02/01/15	3,750,000	4,106,475
MI Trunk Line
Series 1998 A,
5.500% 11/01/16	2,000,000	2,158,620
Series 2005,
Insured: FSA 5.250% 11/01/17	5,050,000	5,335,426
NJ Economic Development Authority
Series 2004:
5.375% 06/15/15	4,000,000	3,565,160
5.500% 06/15/16	5,500,000	4,852,045
NM Bernalillo County
Series 1998,
5.250% 04/01/27	3,000,000	2,929,770
NM Dona Ana County
Series 1998,
Insured: AMBAC 5.500% 06/01/16	750,000	775,643
NV Sparks Tourism Improvement District No. 1
Series 2008 A,
6.500% 06/15/20	5,000,000	4,397,800
NY Local Government Assistance Corp.
Series 1992 C,
6.000% 04/01/12	150,000	157,391
NY Metropolitan Transportation Authority
Series 2004 A,
Insured: FGIC: 5.250% 11/15/16	3,000,000	3,071,010
5.250% 11/15/17	4,000,000	4,048,720

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Nassau County Interim Finance Authority
Series 2003 B,
Insured: AMBAC 5.000% 11/15/14	5,720,000	5,961,098
NY New York City Transitional Finance Authority
Series 1998 A,
5.500% 11/15/16	1,330,000	1,406,448
Series 2002 A,
5.500% 11/01/26 (f) (14.000% 11/01/11)	10,000,000	10,428,700
Series 2004 C,
5.250% 02/01/18	3,500,000	3,624,600
Series 2007 C-1,
5.000% 11/01/20	10,300,000	10,415,360
NY Urban Development Corp.
Series 2004 A,
Insured: MBIA 5.500% 03/15/20	29,450,000	31,275,900
PA Pittsburgh & Allegheny County
Series 1999,
Insured: AMBAC 5.250% 02/01/12	500,000	511,280
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2002 E,
Insured: FSA 5.500% 07/01/12	1,000,000	1,046,810
Series 2005 L,
Insured: CIFG 5.250% 07/01/18	2,000,000	2,013,420
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C,
Insured: AMBAC 5.500% 07/01/27	5,000,000	4,600,050
TX Corpus Christi Business & Job Development Corp.
Series 2002,
Insured: AMBAC: 5.500% 09/01/14	2,065,000	2,149,397
5.500% 09/01/18	1,250,000	1,261,337
TX Harris County
Series 2004 B,
Insured: FSA 5.000% 08/15/32 (a)	2,000,000	2,089,080

	Par ($)	Value ($)
TX Houston Hotel Occupancy
Series 2001 B,
Insured: AMBAC: (b) 09/01/17	2,000,000	1,251,000
5.250% 09/01/19	1,195,000	1,202,720
5.250% 09/01/20	1,265,000	1,267,543
VA Peninsula Town Center Community Development Authority
Series 2007,
6.250% 09/01/24	2,375,000	1,964,576
Special Non-Property Tax Total		207,521,003
Special Property Tax – 1.5%
CA Oceanside Community Development Commission Tax Allocation
Series 2003,
5.200% 09/01/17	860,000	775,221
FL Ave Maria Stewardship Community Development District
Series 2006,
4.800% 11/01/12	1,000,000	869,900
FL Oakmont Grove Community Development District
Series 2007 B,
5.250% 05/01/12	2,000,000	1,781,240
FL Parker Road Community Development District
Series 2007 B,
5.350% 05/01/15	2,000,000	1,673,820
FL Six Mile Creek Community Development District
Series 2007:
5.500% 05/01/17	2,000,000	1,544,780
5.650% 05/01/22	3,000,000	2,112,270
FL Sweetwater Creek Community Development District
Series 2007 B-1,
5.300% 05/01/17	4,485,000	3,500,946
Series 2007 B-2,
5.125% 05/01/13	2,680,000	2,312,197
FL Tolomato Community Development District
Series 2007,
6.450% 05/01/23	7,500,000	6,410,175
FL Viera East Community Development District
Series 2006,
Insured: MBIA 5.750% 05/01/19	1,910,000	2,038,314

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Waterset North Community Development District
Series 2007 B,
6.550% 11/01/15	10,000,000	8,838,900
FL West Palm Beach Community Redevelopment
Series 2005 A,
5.000% 03/01/25	980,000	754,433
MO Fenton
Tax Increment Revenue,
Series 2006, 4.500% 04/01/21	1,270,000	1,229,589
NV Las Vegas Redevelopment Agency
Sub Lien-Fremont Street,
Series 2003 A, 5.000% 06/15/13	3,685,000	3,625,929
Special Property Tax Total		37,467,714
State Appropriated – 7.5%
AZ University of Arizona
Certificates of Participation,
Series 2002 A, Insured: AMBAC 5.500% 06/01/15	45,000	47,151
CA Public Works Board
Department of Mental Health,
Coalinga State Hospital, Series 2004 A, 5.500% 06/01/19	2,000,000	2,035,720
Series 2003 C, 5.500% 06/01/18	1,500,000	1,536,270
Series 2006 F, Insured: FGIC 5.250% 11/01/18	4,000,000	4,013,280
FL Department Management Services Division
Series 2003 A,
Insured: FSA 5.250% 09/01/15	1,515,000	1,619,687
Series 2005 A,
Insured: AMBAC 5.000% 09/01/21	3,000,000	2,918,670
KY Turnpike Authority
Series 2001 A,
Insured: AMBAC 5.500% 07/01/13	1,000,000	1,078,670

	Par ($)	Value ($)
MI Building Authority
Series 2003,
Insured: FSA 5.250% 10/15/14	10,000,000	10,432,000
NJ Economic Development Authority
Series 2001 A,
Insured: AMBAC 5.500% 06/15/13	1,000,000	1,065,030
Series 2005 K,
Insured: AMBAC 5.500% 12/15/19	2,500,000	2,625,550
NJ State Transit Corp.
Certificates of Participation,
Series 2002 A, Insured: AMBAC 5.500% 09/15/15	6,725,000	7,051,095
NJ Transportation Trust Fund Authority
Series 1995,
Insured: MBIA 6.500% 06/15/10	1,000,000	1,056,670
Series 2001 C,
Insured: FSA 5.500% 12/15/18	2,000,000	2,105,020
Series 2003 A,
Insured: AMBAC 5.500% 12/15/15	3,260,000	3,502,414
Series 2006 A:
5.500% 12/15/21	10,030,000	10,420,468
Insured: FSA 5.250% 12/15/22	4,000,000	4,051,600
Insured: MBIA 5.250% 12/15/21	10,000,000	9,981,500
NY Dormitory Authority
City University,
Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (a)	1,000,000	1,024,530
Series 1993 A: 5.250% 05/15/15	5,850,000	6,167,187
Insured: FSA 5.250% 05/15/15	4,000,000	4,184,880
Series 1993 B, Insured: FSA 5.250% 05/15/11	10,000,000	10,550,200
Series 1995 A: Insured: AMBAC 5.625% 07/01/16	1,250,000	1,307,163
Insured: FGIC 5.625% 07/01/16	5,000,000	5,284,000

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Insured: FSA 5.625% 07/01/16	500,000	525,750
Series 2005 A: Insured: AMBAC 5.250% 05/15/18	6,000,000	6,232,980
Insured: FGIC: 5.500% 05/15/17	10,000,000	10,608,400
5.500% 05/15/22	6,730,000	6,895,356
NY Tollway Authority
Series 2002,
5.500% 04/01/13	4,510,000	4,768,919
NY Urban Development Corp.
Series 1995,
5.750% 04/01/11	500,000	528,930
Series 2002 A,
5.000% 01/01/17	4,000,000	4,064,560
Series 2008 B:
5.000% 01/01/19	4,000,000	4,002,760
5.000% 01/01/20	10,460,000	10,336,049
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A:
5.750% 08/01/27 (a)	4,175,000	4,190,447
Insured: AMBAC 5.250% 08/01/30 (a)	4,240,000	4,170,803
UT Building Ownership Authority
Series 1998,
Insured: FSA 5.500% 05/15/14	5,000,000	5,410,500
VA Public School Authority
Series 2001 A,
5.000% 08/01/17	3,500,000	3,600,695
Series 2005 B,
5.250% 08/01/16	13,995,000	15,093,887
Series 2005,
5.000% 08/01/16	6,285,000	6,634,949
State Appropriated Total		181,123,740
State General Obligations – 10.6%
CA Economic Recovery
Series 2004 A,
Insured: MBIA: 5.000% 07/01/11	1,500,000	1,571,565
5.000% 07/01/15	5,000,000	5,230,350
CA State
Series 2002,
Insured: AMBAC 6.000% 02/01/18	5,000,000	5,414,350

	Par ($)	Value ($)
Series 2003,
5.250% 11/01/18	1,000,000	1,011,820
Series 2004,
5.000% 02/01/20	750,000	737,723
Series 2007,
4.500% 08/01/26	11,500,000	9,853,430
FL Board of Education
Series 1998 B,
5.250% 06/01/11	3,990,000	4,209,211
Series 2005 B,
5.000% 01/01/14	17,395,000	18,364,945
Series 2005 C,
5.000% 06/01/13	11,830,000	12,508,332
FL Department of Transportation
Series 2002,
5.250% 07/01/13	7,290,000	7,755,539
FL State
Series 2004 A,
5.000% 07/01/30	1,000,000	927,530
HI State
Series 2002 CY,
Insured: FSA 5.500% 02/01/12	10,000,000	10,706,000
Series 2008 DK,
5.000% 05/01/22	10,750,000	10,836,537
MA Bay Transportation Authority
Series 1991 A,
Insured: MBIA 7.000% 03/01/21	5,750,000	6,593,123
Series 1998 A,
Insured: MBIA: 5.500% 03/01/12	1,290,000	1,378,700
5.500% 03/01/14	750,000	810,120
MA State
Series 1998 C,
5.250% 08/01/17	1,775,000	1,893,428
Series 2002 D,
Insured: AMBAC 5.500% 08/01/18	6,500,000	6,984,055
Series 2003 D,
5.500% 10/01/17	5,000,000	5,415,250
Series 2004 A,
5.250% 08/01/13	11,605,000	12,439,864
Series 2004 C,
Insured: FSA 5.500% 12/01/16	10,000,000	10,946,000
Series 2007 A,
2.426% 11/01/25 (a)	10,000,000	6,200,000

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MI State
Series 2001,
5.500% 12/01/15	1,250,000	1,352,363
MN State
Series 2000,
5.500% 11/01/13	1,000,000	1,043,230
MS State
Series 2002 A,
5.500% 12/01/14	3,000,000	3,258,810
NJ State
Series 1992 D,
6.000% 02/15/11	10,000,000	10,662,900
Series 2001 H,
5.250% 07/01/14	5,000,000	5,366,250
OH State
Series 2001 A,
5.000% 06/15/12	5,000,000	5,141,450
OR State
Series 1996 B, AMT,
5.700% 08/01/16	295,000	293,203
Series 1997 A, AMT,
5.050% 08/01/11	90,000	90,317
PA State
Series 2002,
5.500% 02/01/15	3,000,000	3,269,490
Series 2004:
Insured: FSA 5.375% 07/01/18	12,000,000	12,853,800
Insured: MBIA 5.375% 07/01/16	10,000,000	10,769,600
Series 2005,
5.000% 01/01/15	5,500,000	5,850,185
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2007:
5.750% 07/01/17	3,000,000	3,022,110
6.250% 07/01/21	10,000,000	10,042,400
PR Commonwealth of Puerto Rico
Series 1997,
Insured: MBIA 6.500% 07/01/15	4,190,000	4,454,431
Series 2001 A,
5.500% 07/01/13	6,395,000	6,526,161
Series 2006 B,
5.250% 07/01/16	5,000,000	4,934,550

	Par ($)	Value ($)
SC State
Series 2001,
5.000% 04/01/16	5,000,000	5,171,450
TX Water Financial Assistance
Series 1999,
5.250% 08/01/21	350,000	350,812
UT State
Series 2002 B,
5.375% 07/01/11	10,000,000	10,648,900
VI Virgin Islands Public Finance Authority
Series 2004 A,
5.000% 10/01/10	200,000	200,716
WA State
Series 2002,
Insured: MBIA 5.000% 01/01/18	10,000,000	10,121,900
State General Obligations Total		257,212,900
Tax-Backed Total		1,021,775,848
Transportation – 7.3%
Air Transportation – 0.3%
TN Memphis Shelby County Airport Authority
FedEx Corp.:
Series 1997, 5.350% 09/01/12	6,180,000	6,041,630
Series 2002, 5.050% 09/01/12	1,000,000	952,440
Air Transportation Total		6,994,070
Airports – 2.1%
CO Denver City & County
Series 2000 A, AMT,
Insured: AMBAC 6.000% 11/15/15	3,075,000	3,043,697
FL Greater Orlando Aviation Authority
Series 2003 A,
Insured: FSA 5.000% 10/01/13	1,500,000	1,577,925
IL Chicago O'Hare International Airport
Series 1993 C,
Insured: MBIA 5.000% 01/01/11	5,640,000	5,791,039
Series 2005,
Insured: MBIA 5.250% 01/01/17	10,000,000	10,192,100

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Port Authority
Series 2007 D,
Insured: FSA 5.000% 07/01/17	8,000,000	8,342,320
MO St. Louis Airport Revenue
Series 2007,
Insured: FSA: 5.000% 07/01/21	12,150,000	11,648,205
5.000% 07/01/25	2,000,000	1,856,580
OK Airport Trust
Series 2000 B, AMT,
Insured: FSA 5.375% 07/01/11	4,670,000	4,717,120
TX Houston Airport Systems
Sub-Lien,
Series 2002, Insured: FSA 5.000% 07/01/27	5,000,000	4,699,050
Airports Total		51,868,036
Toll Facilities – 3.9%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A,
Insured: MBIA (b) 01/15/12	7,600,000	6,684,276
CO E-470 Public Highway Authority
Series 1997 B,
Insured: MBIA (b) 09/01/12	10,000,000	8,344,600
Series 2000,
Insured: MBIA (b) 09/01/18	1,500,000	828,165
FL Turnpike Authority
Series 2005 A,
Insured: AMBAC 5.000% 07/01/21	3,000,000	2,969,280
IL Toll Highway Authority
Series 2006 A-1,
Insured: FSA 5.000% 01/01/18	2,000,000	2,052,360
KS Turnpike Authority
Series 2002,
Insured: FSA: 5.250% 09/01/15	1,855,000	2,005,700
5.250% 09/01/16	1,230,000	1,324,993

	Par ($)	Value ($)
NJ Turnpike Authority
Series 2000 A,
Insured: MBIA: 6.000% 01/01/11	2,125,000	2,248,484
6.000% 01/01/13	275,000	297,434
NY Thruway Authority
Second General Highway & Bridge Trust Fund:
Series 2003 A, Insured: MBIA 5.250% 04/01/12	2,145,000	2,269,088
Series 2005 B, Insured: AMBAC 5.500% 04/01/20	10,840,000	11,396,309
Series 2007 B, 5.000% 04/01/19	5,000,000	5,049,250
NY Triborough Bridge & Tunnel Authority
Series 2002,
5.000% 11/15/20	6,000,000	6,023,820
Series 2008 B-1,
5.000% 11/15/25 (a)	5,000,000	5,197,850
Series 2008 D,
5.000% 11/15/22	10,000,000	9,921,200
OH Turnpike Commission
Series 1998 A,
Insured: FGIC: 5.500% 02/15/21	2,000,000	2,096,080
5.500% 02/15/24	1,000,000	1,042,030
PA Delaware River Joint Toll Bridge Commission
Series 2003,
5.250% 07/01/11	500,000	522,845
PA Turnpike Commission
Series 2001 S,
5.500% 06/01/15	1,000,000	1,051,900
TX North Tollway Authority
First Tier:
Series 2008 A, 6.000% 01/01/22	14,000,000	14,057,400
Series 2008 E-3, 5.750% 01/01/38 (a)	8,650,000	8,775,944
Toll Facilities Total		94,159,008
Transportation – 1.0%
FL Osceola County Transportation
Series 2004,
Insured: MBIA 5.000% 04/01/18	1,000,000	1,011,780

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
IN Transportation Finance Authority
Series 2000,
5.750% 12/01/14	2,485,000	2,598,366
KS Department of Transportation
Series 2004 A,
5.500% 03/01/18	11,775,000	12,719,473
MA State
Series 2000 A,
5.750% 06/15/13	350,000	366,359
NY Metropolitan Transportation Authority
Series 2007 A,
Insured: FSA: 5.000% 11/15/20	5,000,000	4,997,200
5.000% 11/15/21	3,000,000	2,972,460
Transportation Total		24,665,638
Transportation Total		177,686,752
Utilities – 15.8%
Independent Power Producers – 0.3%
CA Sacramento Power Authority
Series 2005,
Insured: AMBAC 5.250% 07/01/14	6,680,000	6,900,707
Independent Power Producers Total		6,900,707
Investor Owned – 1.7%
AR Independence County
Entergy Mississippi, Inc.,
Series 1999, Insurer: AMBAC 4.900% 07/01/22	4,600,000	4,194,740
CO Adams County Pollution Control
Public Service Co.,
Series 2005 A, Insured: MBIA 4.375% 09/01/17	11,550,000	10,750,855
FL Hillsborough County Industrial Development Authority
Tampa Electric Co.,
Series 2007 B, 5.150% 09/01/25 (a)	2,000,000	1,980,500
NH Business Finance Authority
Series 2001 C,
Insured: MBIA 5.450% 05/01/21	1,500,000	1,397,580

	Par ($)	Value ($)
TX Brazos River Authority
TXU Energy Co., LLC:
Series 2001 C, AMT, 5.750% 05/01/36 (a)	5,195,000	4,570,821
Series 2003 D, 5.400% 10/01/29 (a)	6,100,000	4,821,684
TX Sabine River Authority
TXU Energy Co. LLC:
Series 2001 A, 5.500% 05/01/22 (a)	6,265,000	5,545,841
Series 2001 B, AMT, 5.750% 05/01/30 (a)	2,995,000	2,635,151
WV Economic Development Authority
Pollution Control Revenue,
Appalachian Power, Series 2008 C, 4.850% 05/01/19	6,500,000	6,195,410
Investor Owned Total		42,092,582
Joint Power Authority – 1.9%
AZ Power Reserves Authority
Series 2001,
5.000% 10/01/10	500,000	521,995
FL Municipal Power Agency
Series 2002,
Insured: AMBAC 5.500% 10/01/21	1,850,000	1,862,191
GA Municipal Electric Authority
Series 1998 Y,
Insured: AMBAC 6.400% 01/01/13	4,205,000	4,463,523
MI Public Power Agency
Series 2002 A,
Insured: MBIA 5.250% 01/01/16	1,000,000	1,058,630
NC Eastern Municipal Power Agency
Series 2008 A,
Insured: AGO 5.250% 01/01/19	3,200,000	3,234,560
OK Grand River Dam Authority
Series 2002 A,
Insured: FSA 5.000% 06/01/12	1,000,000	1,059,520
SC Public Service Authority
Series 2002 A,
Insured: FSA 5.500% 01/01/11	10,000,000	10,550,400

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Municipal Power Agency
Series 1993,
Insured: MBIA (b) 09/01/15	250,000	178,120
TX Sam Rayburn Municipal Power Agency
Series 2002:
5.500% 10/01/11	8,355,000	8,237,696
6.000% 10/01/16	3,000,000	2,856,480
WA Energy Northwest Electric
Series 2002 A,
Insured: MBIA: 5.500% 07/01/16	4,675,000	4,901,130
5.750% 07/01/18	1,000,000	1,041,290
WI Sheboygan Pollution Control
Wisconsin Power,
Series 2008, Insured: FGIC 5.000% 09/01/15	5,000,000	4,852,450
Joint Power Authority Total		44,817,985
Municipal Electric – 5.4%
CA Department of Water Resources
Series 2002 A:
5.500% 05/01/11	10,000,000	10,561,000
6.000% 05/01/13	2,000,000	2,161,840
Insured: AMBAC 5.500% 05/01/14	6,000,000	6,348,120
Series 2008 H,
5.000% 05/01/21	10,000,000	9,920,300
CA Los Angeles Department of Water & Power
Series 2003,
Insured: MBIA 5.000% 07/01/13	10,000,000	10,600,400
FL Gainesville Utilities Systems
Series 1992 B,
6.500% 10/01/11	3,000,000	3,263,010
FL JEA St. John's River Power Park Systems
Series 1997,
Insured: MBIA 5.000% 10/01/19	1,000,000	1,005,020
FL Kissimmee Utilities Authority Electrical System
Series 2003,
Insured: FSA 5.250% 10/01/15	2,235,000	2,335,664

	Par ($)	Value ($)
FL Orlando Utilities Commission Utility Systems
Series 2005 B,
5.000% 10/01/24	3,000,000	2,894,520
NY Long Island Power Authority
Series 2006 A,
Insured: FGIC 5.000% 12/01/19	10,000,000	9,657,900
OH American Municipal Power, Inc.
Series 2008:
5.250% 02/15/20	4,060,000	4,063,492
5.250% 02/15/22	4,810,000	4,741,794
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB,
Insured: MBIA 6.000% 07/01/12	3,000,000	3,116,430
Series 2002 KK,
Insured: FSA: 5.250% 07/01/12	1,000,000	1,038,380
5.500% 07/01/15	10,000,000	10,412,000
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	1,000,000	951,660
Series 2007 VV,
Insured: MBIA 5.250% 07/01/26	10,450,000	9,340,733
TN Metropolitan Government Nashville & Davidson County
Series 1998 B,
5.500% 05/15/13	3,000,000	3,237,060
TX Austin
Series 2002 A,
Insured: AMBAC 5.500% 11/15/13	2,000,000	2,141,760
Series 2002,
Insured: FSA 5.500% 11/15/12	2,410,000	2,594,558
Subordinated Lien,
Series 1998, Insured: MBIA 5.250% 05/15/18	1,100,000	1,148,466
TX San Antonio Electric & Gas
Series 1998 A,
5.250% 02/01/16	5,190,000	5,272,054
Series 2002,
5.375% 02/01/14	2,500,000	2,682,325
Series 2005,
5.000% 02/01/18	10,000,000	10,206,300

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
WA Seattle Municipal Light & Power
Series 2001,
Insured: FSA 5.250% 03/01/11	10,365,000	10,909,784
Municipal Electric Total		130,604,570
Water & Sewer – 6.5%
CA Citrus Heights Water District
Series 2000,
Insured: FGIC 5.250% 10/01/20	1,800,000	1,784,196
CA Department Water Resources
Series 2002 X,
5.500% 12/01/15	990,000	1,080,456
CA Fresno Sewer Revenue
Series 1993 A-1,
Insured: AMBAC 5.250% 09/01/19	5,000,000	5,031,700
CA Pico Rivera Water Authority
Series 1999 A,
Insured: MBIA 5.500% 05/01/29	3,000,000	2,905,320
FL Brevard County Utilities
Series 2002,
Insured: FGIC 5.250% 03/01/14	2,000,000	2,074,340
FL Cocoa Water & Sewer
Series 2003,
Insured: AMBAC 5.500% 10/01/19	1,000,000	978,250
FL Governmental Utility Authority
Series 2003,
Insured: AMBAC 5.000% 10/01/17	1,180,000	1,197,665
FL Holly Hill Water & Sewer
Series 2002,
Insured: MBIA 5.000% 10/01/15	745,000	753,888
FL Hollywood Water & Sewer
Series 2003,
Insured: FSA 5.000% 10/01/17	1,070,000	1,088,126
FL Miami-Dade County Florida Water & Sewer
Series 2008 B,
Insured: FSA 5.250% 10/01/21	20,000,000	19,906,400

	Par ($)	Value ($)
FL Miami-Dade County Stormwater
Series 2004,
Insured: MBIA 5.000% 04/01/24	2,445,000	2,249,669
FL Municipal Loan Council
Series 2002 B,
Insured: MBIA 5.375% 08/01/16	1,485,000	1,515,264
FL Orlando Utilities Commission
Series 2002 C,
5.250% 10/01/16	210,000	219,089
FL Sarasota County Utilities Systems
Series 2002 C,
Insured: FGIC 5.250% 10/01/16	1,000,000	1,031,630
FL Sebring Water & Wastewater
Series 2002,
Insured: FGIC 5.250% 01/01/14	1,030,000	1,053,875
FL Tallahassee Conservative Utilities System
Series 2001,
Insured: FGIC: 5.500% 10/01/14	1,330,000	1,428,340
5.500% 10/01/18	1,000,000	1,050,490
FL Tallahassee Consolidated Utility
Series 2001,
Insured: FGIC 5.500% 10/01/17	1,900,000	2,023,842
FL Tampa Bay Water Utility Systems
Series 2005,
Insured: FGIC 5.500% 10/01/19	1,500,000	1,559,880
FL Tohopekaliga Water Utilities Authority
Series 2003 B,
Insured: FSA 5.250% 10/01/17	1,110,000	1,147,873
FL Winter Park Water & Sewer
Series 2002,
Insured: AMBAC 5.250% 12/01/14	1,405,000	1,466,848
GA Atlanta Water & Wastewater
Series 1999 A,
Insured: FGIC 5.500% 11/01/18	15,305,000	15,425,603

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
IN Bond Bank
Series 2001 A,
5.375% 02/01/13	1,910,000	2,044,025
KS Wyandotte County Unified Government Utility System
Series 2004 B,
Insured: FSA 5.000% 09/01/32	2,000,000	1,833,180
MA Water Resource Authority
Series 1998 B,
Insured: FSA 5.500% 08/01/15	1,000,000	1,088,700
MI Sewage Disposal Revenue
Series 2003 A,
Insured: FSA 5.000% 07/01/14	2,820,000	2,935,169
NY Municipal Water Finance Authority
Series 2002,
Insured: FSA 5.375% 06/15/16	10,000,000	10,464,400
NY New York City Municipal Water Finance Authority
Series 2000 B,
5.125% 06/15/31	7,000,000	6,776,490
OH Cleveland Waterworks
Series 1993 G,
Insured: MBIA 5.500% 01/01/13	750,000	776,813
OH Hamilton County Sewer System
Series 2005 A,
Insured: MBIA 5.000% 12/01/15	5,535,000	5,815,458
PA Allegheny County
Series 2005 A,
Insured: MBIA 5.000% 12/01/17	265,000	261,698
PA Lancaster Area Sewer Authority
Series 2004,
Insured: MBIA 5.000% 04/01/16	500,000	504,700
TX North Harris County Regional Water Authority
Series 2008,
5.250% 12/15/20	4,415,000	4,311,512

	Par ($)	Value ($)
TX Colorado River Municipal Water
Series 2003,
Insured: AMBAC 5.000% 01/01/12	4,030,000	4,202,162
TX Corpus Christi
Series 2002,
Insured: FSA 5.000% 07/15/14	1,000,000	1,032,920
Series 2005 A,
Insured: AMBAC 5.000% 07/15/19	2,000,000	2,005,720
TX Dallas Waterworks & Sewer Systems
Series 2003,
Inured: FSA 5.375% 10/01/12	10,000,000	10,708,800
TX Houston Utility System
Series 2004 A,
Insured: FGIC 5.250% 05/15/24	5,000,000	4,633,800
TX Houston Water & Sewer System
Junior Lien:
Series 1991 C, Insured: AMBAC (b) 12/01/11	4,000,000	3,568,440
Series 2001 A, Insured: FSA 5.500% 12/01/17	4,720,000	4,976,957
TX McKinney
Series 2005,
Insured: FGIC 5.250% 08/15/17	1,125,000	1,172,678
TX Nueces River Authority
Series 2005,
Insured: FSA 5.000% 07/15/15	1,000,000	1,041,940
TX San Antonio
Series 2005,
Insured: MBIA 5.000% 05/15/14	1,000,000	1,055,330
TX Trinity River Authority
Series 2005,
Insured: MBIA: 5.000% 02/01/17	1,000,000	1,015,550
5.000% 02/01/18	1,000,000	1,004,640

See Accompanying Notes to Financial Statements.

Columbia Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
VA Upper Occoquan Sewage Authority Regional Sewage
Series 2005,
Insured: FSA 5.000% 07/01/22	16,680,000	16,597,267
Water & Sewer Total		156,801,093
Utilities Total		381,216,937
Total Municipal Bonds (cost of $2,448,889,603)		2,349,218,527
Investment Company – 0.4%
	Shares
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.260%)	10,021,328	10,021,328
Total Investment Company (cost of $10,021,328)		10,021,328
Short-Term Obligations – 0.1%
	Par ($)
Variable Rate Demand Notes (g) – 0.1%
FL Collier County Health Facilities Authority
Cleveland Clinic Health System,
Series 2003 C-1, LOC: JPMorgan Chase & Co. 1.200% 01/01/35	1,000,000	1,000,000
MO Health & Educational Facilities Authority Revenue
Washington University,
Series 2000 C, LOC: JPMorgan Chase Bank 1.250% 03/01/40	300,000	300,000
WI University Hospitals & Clinics Authority Revenue
Series 2008 B,
LOC: U.S. Bank N.A. 1.200% 04/01/34	100,000	100,000
Variable Rate Demand Notes Total		1,400,000
Total Short-Term Obligations (cost of $1,400,000)		1,400,000
Total Investments – 97.6% (cost of $2,460,310,931) (h)		2,360,639,855
Other Assets & Liabilities, Net – 2.4%		57,749,973
Net Assets – 100.0%		2,418,389,828

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2008.

(b)  Zero coupon bond.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, this security, which is illiquid, amounted to $1,802,920, which represents 0.1% of net assets.

Security	Acquisition Date	Par	Cost	Value
FL Seminole Indian Tribe Series 2007A, 5.750% 10/01/22	09/27/07	$2,000,000	$2,070,434	$1,802,920

(f)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(g)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rate at October 31, 2008.

(h)  Cost for federal income tax purposes is $2,460,250,277.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	42.2
Utilities	15.8
Health Care	10.5
Refunded/Escrowed	9.8
Transportation	7.3
Other	5.1
Education	2.7
Industrials	1.4
Housing	1.2
Resource Recovery	0.7
Other Revenue	0.4
97.1
Investment Company	0.4
Short-Term Obligations	0.1
Other Assets & Liabilities, Net	2.4
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

AGO	Assured Guaranty Corp.

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds – 95.3%
	Par ($)	Value ($)
Education – 15.6%
Education – 15.5%
MA College Building Authority Project Revenue
Series 2004 A,
Insured: MBIA 5.000% 05/01/16	530,000	545,985
MA Development Finance Agency
Boston College,
Series 2007 P, 5.000% 07/01/20	3,260,000	3,283,733
Brandeis University,
Series 2008, 5.000% 10/01/20	750,000	755,625
Clark University,
Series 1998, 5.250% 07/01/16	1,445,000	1,447,399
Emerson College,
Series 2006: 5.000% 01/01/21	2,500,000	2,280,050
5.000% 01/01/23	1,000,000	893,940
Hampshire College,
Series 2004, 5.150% 10/01/14	200,000	204,882
Mount Holyoke College:
Series 2001, 5.500% 07/01/13	1,355,000	1,421,950
Series 2008, 5.000% 07/01/23	1,285,000	1,267,832
Wheelock College,
Series 2007 C, 5.000% 10/01/17	1,190,000	1,160,274
Worcester Polytechnic Institute,
Series 2007, Insured: MBIA 5.000% 09/01/22	1,710,000	1,666,566
MA Health & Educational Facilities Authority
Amherst College,
Series 1998 G, 5.375% 11/01/20	640,000	640,941
Boston College:
Series 2003 N, 5.250% 06/01/15	1,000,000	1,047,230
Series 2008, 5.500% 06/01/24	3,000,000	3,131,100
Brandeis University,
Series 1999 J, Insured: MBIA 5.000% 10/01/26	2,000,000	1,827,240

	Par ($)	Value ($)
Harvard University:
Series 2000 Z, 5.500% 01/15/11	1,000,000	1,060,980
Series 2001 DD, 5.000% 07/15/35	4,500,000	4,351,590
Massachusetts Institute of Technology:
Series 2002 K: 5.250% 07/01/12	1,000,000	1,072,860
5.375% 07/01/17	2,275,000	2,475,996
5.500% 07/01/22	1,000,000	1,076,260
Series 2004 M, 5.250% 07/01/19	610,000	651,047
Northeastern University:
Series 1998 G, Insured: MBIA 5.500% 10/01/12	1,110,000	1,159,128
Series 2008 R, 5.000% 10/01/24	3,570,000	3,275,618
Tufts University:
Series 2001 I, 5.500% 02/15/36	2,000,000	1,936,720
Series 2002 J, 5.500% 08/15/16	1,500,000	1,628,295
Wellesley College,
Series 2003, 5.000% 07/01/15	610,000	631,368
Williams College,
Series 2003 H, 5.000% 07/01/16	1,740,000	1,791,678
MA Industrial Finance Agency
Tufts University,
Series 1998 H, Insured: MBIA 5.500% 02/15/13	1,830,000	1,968,293
MA University of Massachusetts Building Authority
Series 2004 1,
Insured: AMBAC 5.250% 11/01/12	500,000	529,640
Series 2008,
Insured: FSA 5.000% 05/01/21	1,510,000	1,511,918
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc.,
Series 1998 A, Insured: MBIA 5.250% 10/01/12	2,000,000	2,041,160
Education Total		48,737,298

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Prep School – 0.1%
MA Development Finance Agency
Milton Academy,
Series 2003 A, 5.000% 09/01/19	500,000	502,395
Prep School Total		502,395
Education Total		49,239,693
Health Care – 8.4%
Continuing Care Retirement – 0.5%
MA Development Finance Agency
First Mortgage Orchard Cove,
Series 2007: 5.000% 10/01/17	1,540,000	1,214,460
5.000% 10/01/18	515,000	395,293
Continuing Care Retirement Total		1,609,753
Hospitals – 7.0%
MA Health & Educational Facilities Authority
Baystate Medical Center,
Series 2002 F, 5.750% 07/01/13	890,000	910,844
Boston Medical Center,
Series 1998 A, Insured: MBIA 5.250% 07/01/15	2,500,000	2,371,675
Caregroup, Inc.:
Series 2004 D, Insured: MBIA 5.250% 07/01/22	1,000,000	949,400
Series 2008 E-2, 5.375% 07/01/19	3,000,000	2,608,980
Milford Regional Medical Center Issue,
Series 2007 E: 5.000% 07/15/17	1,050,000	901,698
5.000% 07/15/22	2,500,000	1,911,475
Partners Healthcare Systems, Inc.:
Series 1999 B, 5.250% 07/01/10	4,670,000	4,764,100
Series 2001 C, 5.750% 07/01/21	750,000	746,933
Series 2003 E, 5.000% 07/01/15	1,140,000	1,136,728
Series 2005 F, 5.000% 07/01/17	2,000,000	1,959,260
Series 2007, 5.000% 07/01/18	1,950,000	1,886,001

	Par ($)	Value ($)
UMass Memorial Health Care, Inc.,
Series 1998 A, Insured: AMBAC 5.250% 07/01/14	2,000,000	1,927,740
Hospitals Total		22,074,834
Intermediate Care Facilities – 0.3%
MA Development Finance Agency
Evergreen Center, Inc.,
Series 2005, 5.500% 01/01/20	1,355,000	1,146,845
Intermediate Care Facilities Total		1,146,845
Nursing Homes – 0.6%
MA Development Finance Agency
First Mortgage VOA Concord Assisted Living, Inc.,
Series 2007: 5.000% 11/01/17	900,000	740,331
5.125% 11/01/27	1,500,000	1,053,090
Nursing Homes Total		1,793,421
Health Care Total		26,624,853
Other – 17.5%
Other – 1.0%
MA Boston Housing Authority Capital Program
Seies 2008,
Insured: FSA 5.000% 04/01/20	2,135,000	2,106,263
MA Development Finance Agency
Combined Jewish Philanthropies,
Series 2002 A, 5.250% 02/01/22	1,000,000	1,007,860
Other Total		3,114,123
Pool/Bond Bank – 4.6%
MA Water Pollution Abatement Revenue
Series 1995 A,
5.400% 08/01/11	25,000	25,055
Series 1999 5,
5.750% 08/01/16	95,000	98,128
Series 2001 7,
5.250% 02/01/10	2,000,000	2,072,120
Series 2002,
5.000% 08/01/11	1,000,000	1,054,160
Series 2004 A,
5.250% 08/01/15	3,000,000	3,246,090
Series 2005 11,
5.250% 08/01/19	4,465,000	4,746,429

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006,
5.250% 08/01/20	3,000,000	3,159,090
Pool/Bond Bank Total		14,401,072
Refunded/Escrowed (a) – 11.7%
MA Bay Transportation Authority
Series 2000 A,
Pre-refunded 07/01/10, 5.750% 07/01/18	915,000	966,606
MA College Building Authority Project Revenue
Series 1999 A,
Escrowed to Maturity, Insured: MBIA (b) 05/01/28	4,000,000	1,326,800
MA Consolidated Loan
Series 2000 A,
Pre-refunded 02/01/10, 5.800% 02/01/17	3,520,000	3,709,200
Series 2001 C,
Pre-refunded 12/01/11, 5.375% 12/01/18	3,000,000	3,224,490
MA Development Finance Agency
Belmont Hill School,
Series 1998, Pre-refunded 09/01/11, 5.000% 09/01/31	1,000,000	1,068,050
Higher Education,
Smith College, Series 2000, Pre-refunded 07/01/10, 5.750% 07/01/23	2,000,000	2,131,720
MA College of Pharmacy & Allied Health Sciences,
Series 2003 C, Pre-refunded 07/01/13, 6.375% 07/01/23	1,000,000	1,144,720
Western New England College,
Series 2002, Pre-refunded 12/01/12, 5.875% 12/01/22	600,000	643,794
MA Health & Educational Facilities Authority
Simmons College,
Series 2003 F, Pre-refunded 10/01/13, Insured: FGIC: 5.000% 10/01/15	1,015,000	1,096,048
5.000% 10/01/17	510,000	550,723

	Par ($)	Value ($)
University of Massachusetts:
Series 2000 A, Pre-refunded 10/01/10, Insured: FGIC 5.875% 10/01/29	1,000,000	1,074,830
Series 2002 C, Pre-refunded 10/01/12, Insured: MBIA 5.250% 10/01/13	1,475,000	1,593,339
MA Port Authority
Series 1973,
Escrowed to Maturity, 5.625% 07/01/12	315,000	332,117
MA Route 3 North Transit Improvement Association
Series 2000,
Pre-refunded 06/15/10, Insured: MBIA: 5.375% 06/15/33	2,500,000	2,622,425
5.750% 06/15/13	1,000,000	1,054,910
5.750% 06/15/14	2,000,000	2,109,820
5.750% 06/15/15	2,000,000	2,109,820
MA Sandwich
Series 2000,
Pre-refunded 08/15/10, 5.750% 08/15/11	1,050,000	1,122,618
MA Special Obligation & Revenue
Consolidated Loan,
Series 2002 A, Pre-refunded 06/01/12, Insured: FGIC 5.375% 06/01/19	1,125,000	1,196,201
MA Springfield
Municipal Purpose Loan,
Series 2003, Pre-refunded 01/15/13, Insured: MBIA 5.250% 01/15/15	1,500,000	1,622,790
MA Turnpike Authority
Series 1993 A,
Escrowed to Maturity, 5.000% 01/01/13	250,000	260,385
MA University of Massachusetts Building Authority
Series 2003 1,
Pre-refunded 11/01/13, Insured: AMBAC 5.250% 11/01/15	2,000,000	2,184,200

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Water Pollution Abatement Revenue
Series 1993 A,
Escrowed to Maturity, 5.450% 02/01/13	935,000	982,489
Series 1995 A,
Escrowed to Maturity, 5.400% 08/01/11	225,000	240,512
Series 2001 7,
Pre-refunded 08/01/11, 5.250% 02/01/13	250,000	261,783
MA Water Resources Authority
Series 1993 C,
Escrowed to Maturity, 6.000% 12/01/11	1,220,000	1,298,519
Series 2000 D,
Escrowed to Maturity, Insured: MBIA 5.500% 08/01/10	1,000,000	1,053,010
Refunded/Escrowed Total		36,981,919
Tobacco – 0.2%
PR Commonwealth of Puerto Rico Children's Trust Fund
Tobacco Settlement Revenue,
Series 2002, 5.000% 05/15/09	500,000	499,725
Tobacco Total		499,725
Other Total		54,996,839
Tax-Backed – 39.7%
Local General Obligations – 13.6%
MA Bellingham
Series 2001,
Insured: AMBAC 5.250% 03/01/13	1,605,000	1,678,589
MA Boston Special Obligation
Boston Medical Center,
Series 2002 A, Insured: MBIA 5.000% 08/01/14	5,000,000	5,110,150
MA Boston
Metropolitan District,
Series 2002 A, 5.250% 12/01/14	2,010,000	2,120,148
Series 2002 B,
Insured: FGIC 5.000% 02/01/12	6,000,000	6,350,760
Series 2004 A,
5.000% 01/01/14	1,000,000	1,067,850

	Par ($)	Value ($)
MA Brookline
Series 2000,
5.750% 04/01/14	1,905,000	1,989,906
MA Dudley Charlton Regional School District
Series 1999 A,
Insured: FGIC 5.125% 06/15/14	2,305,000	2,431,337
MA Everett
Series 2000,
Insured: MBIA 6.000% 12/15/11	2,015,000	2,189,096
MA Falmouth
Series 2002,
5.000% 02/01/11	1,450,000	1,524,182
MA Groton-Dunstable Regional School District
Series 2001,
Insured: FSA 5.000% 10/15/21	1,260,000	1,246,946
MA Hopedale
Series 2004,
Insured: AMBAC 5.000% 11/15/17	1,000,000	1,026,280
MA Lawrence
Series 2006,
Insured: FSA 5.000% 02/01/18	1,500,000	1,563,180
MA Lowell
Series 2002,
Insured: AMBAC: 5.000% 08/01/10	1,000,000	1,037,310
5.000% 02/01/13	1,215,000	1,272,142
MA Pioneer Valley Regional School District
Series 2002,
Insured: AMBAC 5.000% 06/15/12	1,000,000	1,046,660
MA Pittsfield
Series 2002,
Insured: MBIA 5.000% 04/15/11	1,000,000	1,042,750
MA Plymouth
Series 2000,
Insured: MBIA 5.000% 10/15/18	1,725,000	1,757,154

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
MA Sandwich
Series 2005,
Insured: MBIA 5.000% 07/15/18	1,575,000	1,619,667
MA Springfield
Series 2007,
Insured: FSA 4.500% 08/01/21	2,000,000	1,877,300
MA Westborough
Series 2003,
5.000% 11/15/16	1,000,000	1,039,620
MA Westfield
Series 2003,
Insured: MBIA 5.000% 09/01/18	500,000	503,380
MA Worcester
Series 2004 A,
Insured: MBIA 5.250% 08/15/13	2,810,000	2,910,092
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A,
Insured: FSA 5.500% 07/01/17	245,000	245,728
Local General Obligations Total		42,650,227
Special Non-Property Tax – 10.3%
MA Bay Transportation Authority
Series 2000 A:
5.750% 07/01/14	85,000	88,220
5.750% 07/01/18	85,000	88,220
Series 2002 A,
5.000% 07/01/11	1,000,000	1,053,210
Series 2003 A:
5.250% 07/01/11	5,000,000	5,297,900
5.250% 07/01/17	1,000,000	1,074,060
5.250% 07/01/19	625,000	661,606
Series 2004 C,
5.250% 07/01/18	1,000,000	1,065,470
Series 2005 B,
Insured: MBIA 5.500% 07/01/23	2,890,000	3,066,579
Series 2005,
5.000% 07/01/20	2,500,000	2,565,475
Series 2006 A,
5.250% 07/01/22	3,500,000	3,643,780
Series 2008 B,
5.000% 07/01/23	910,000	921,284

	Par ($)	Value ($)
MA Boston Special Obligation
Convention Center,
Series 2002 A, Insured: AMBAC 5.000% 05/01/19	1,500,000	1,500,000
MA School Building Authority Dedicated Sales Tax Revenue
Series 2007 A,
Insured: AMBAC 5.000% 08/15/18	5,000,000	5,173,250
MA Special Obligation & Revenue
Consolidated Loan:
Series 1997 A, 5.500% 06/01/13	1,000,000	1,080,820
Series 2002 A, Insured: FGIC 5.000% 06/01/10	1,500,000	1,555,695
Series 2004 A,
Insured: FGIC 5.250% 01/01/19	750,000	744,120
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB,
Insured: FSA 5.250% 07/01/22	3,000,000	2,899,020
Special Non-Property Tax Total		32,478,709
State Appropriated – 1.2%
MA Development Finance Agency
Visual & Performing Arts Project,
Series 2000: 5.750% 08/01/13	1,030,000	1,084,878
6.000% 08/01/17	540,000	569,349
6.000% 08/01/21	1,750,000	1,761,743
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
Insured: AMBAC 5.250% 08/01/30 (c)	500,000	491,840
State Appropriated Total		3,907,810
State General Obligations – 14.6%
MA State
Series 2002 D,
Insured: AMBAC 5.500% 08/01/18	3,500,000	3,760,645

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2003 D:
5.500% 10/01/17	5,000,000	5,415,250
Insured: AMBAC 5.500% 10/01/19	5,000,000	5,333,900
Insured: FSA 5.500% 10/01/19	3,500,000	3,733,730
Insured: MBIA 5.500% 10/01/20	2,500,000	2,670,675
Series 2004 B,
5.250% 08/01/20	3,000,000	3,145,230
Series 2004 C:
Insured: AMBAC 5.500% 12/01/24	5,000,000	5,290,850
Insured: MBIA 5.500% 12/01/19	3,795,000	4,049,037
Series 2006 B,
Insured: FSA 5.250% 09/01/22	4,000,000	4,164,920
Series 2008 A,
5.000% 08/01/16	2,000,000	2,111,820
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2004 J,
Insured: AMBAC 5.000% 07/01/36 (c)	2,000,000	1,945,740
PR Commonwealth of Puerto Rico
Series 2004 A,
5.000% 07/01/30 (c)	1,900,000	1,872,412
Series 2006 A,
5.250% 07/01/22	850,000	779,153
Series 2007 A,
5.500% 07/01/18	1,750,000	1,707,632
State General Obligations Total		45,980,994
Tax-Backed Total		125,017,740
Transportation – 5.0%
Airports – 2.9%
MA Port Authority
Series 2005 C,
Insured: AMBAC: 5.000% 07/01/15	1,500,000	1,582,440
5.000% 07/01/22	4,500,000	4,464,540
Series 2007 D,
Insured: FSA 5.000% 07/01/17	3,000,000	3,128,370
Airports Total		9,175,350

	Par ($)	Value ($)
Toll Facilities – 0.9%
MA Turnpike Authority
Metropolitan Highway Systems Revenue:
Series 1997 A, Insured: MBIA 5.000% 01/01/37	2,000,000	1,575,840
Series 1999 A, Insured: AMBAC 5.000% 01/01/39	1,500,000	1,171,395
Toll Facilities Total		2,747,235
Transportation – 1.2%
MA Federal Highway Capital Appreciation
Series 1998 A,
(b) 06/15/15	4,000,000	2,961,160
MA Woods Hole Martha's Vineyard & Nantucket Steamship Authority
Series 2004 B,
5.000% 03/01/18	975,000	996,158
Transportation Total		3,957,318
Transportation Total		15,879,903
Utilities – 9.1%
Joint Power Authority – 0.8%
MA Municipal Wholesale Electric Co.
Series 2001 A,
Insured: MBIA 5.000% 07/01/11	2,500,000	2,610,525
Joint Power Authority Total		2,610,525
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB,
Insured: MBIA 6.000% 07/01/12	1,000,000	1,038,810
Series 2002 LL,
5.500% 07/01/17	2,400,000	2,389,992
Municipal Electric Total		3,428,802
Water & Sewer – 7.2%
MA Water Resource Authority
Series 1993 C,
6.000% 12/01/11	780,000	823,462
Series 1998 B,
Insured: FSA 5.500% 08/01/15	1,165,000	1,268,335

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2002 J,
Insured: FSA: 5.250% 08/01/14	2,870,000	3,086,484
5.250% 08/01/15	3,000,000	3,227,640
5.250% 08/01/18	1,000,000	1,057,380
Series 2005 A,
Insured: MBIA 5.250% 08/01/17	6,000,000	6,382,320
Series 2007 B,
Insured: FSA 5.250% 08/01/23	5,500,000	5,682,490
PR Commonwealth Aqueduct & Sewer Authority Revenue
Refunding Senior Lien,
Series 2008 A, Insured: AGO 5.000% 07/01/16	1,000,000	1,008,170
Water & Sewer Total		22,536,281
Utilities Total		28,575,608
Total Municipal Bonds (cost of $308,886,695)		300,334,636
Investment Company – 0.1%
	Shares
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.260%)	163,102	163,102
Total Investment Company (cost of $163,102)		163,102
Total Investments – 95.4% (cost of $309,049,797) (d)		300,497,738
Other Assets & Liabilities, Net – 4.6%		14,356,208
Net Assets – 100.0%		314,853,946

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero coupon bond.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2008.

(d)  Cost for federal income tax purposes is $309,004,044.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	39.7
Education	15.6
Refunded/Escrowed	11.7
Utilities	9.1
Health Care	8.4
Other	5.8
Transportation	5.0
95.3
Investment Company	0.1
Other Assets & Liabilities, Net	4.6
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds – 93.1%
	Par ($)	Value ($)
Education – 4.5%
Education – 4.5%
NJ Educational Facilities Authority
Drew University,
Series 2003 A, Insured: FGIC 5.250% 07/01/20	1,000,000	961,950
Georgian Court University,
Series 2007 D, 5.250% 07/01/27	500,000	431,965
Rowan University,
Series 2008 B, Insured: AGO 5.000% 07/01/23	750,000	748,402
Seton Hall University Project,
Series 2001 A, Insured: AMBAC 5.250% 07/01/16	200,000	204,852
Stevens Institute of Technology,
Series 1998 I, 5.000% 07/01/09	110,000	110,754
NJ Rutgers State University
Series 1997 U, 5.000% 05/01/14	500,000	505,815
Education Total		2,963,738
Education Total		2,963,738
Health Care – 5.4%
Continuing Care Retirement – 1.3%
NJ Economic Development Authority
Lutheran Social Ministries,
Series 2005, 5.100% 06/01/27	675,000	493,769
Marcus L. Ward Home,
Series 2004, 5.750% 11/01/24	400,000	337,704
Continuing Care Retirement Total		831,473
Hospitals – 4.1%
NJ Economic Development Authority
University of Medicine and Dentistry of New Jersey,
Series 2000, Insured: AMBAC 5.500% 06/01/09	315,000	319,543
NJ Health Care Facilities Financing Authority
Children's Specialized Hospital,
Series 2005 A, 5.000% 07/01/18	575,000	507,334

	Par ($)	Value ($)
Hackensack University Medical Center:
Series 1998 A, Insured: MBIA 5.000% 01/01/18	500,000	446,535
Series 2000: 5.700% 01/01/11	500,000	512,720
5.875% 01/01/15	500,000	505,260
South Jersey Hospital,
Series 2006, 5.000% 07/01/20	500,000	449,305
Hospitals Total		2,740,697
Health Care Total		3,572,170
Housing – 2.5%
Multi-Family – 1.7%
NJ Housing & Mortgage Finance Agency
Multi-Family Housing:
Series 2000 B, Insured: FSA 6.050% 11/01/17	165,000	166,579
Series 2000 E-2, Insured: FSA 5.750% 11/01/25	135,000	131,294
NJ Middlesex County Improvement Authority
Student Housing Urban Renewal,
Series 2004 A, 5.000% 08/15/18	500,000	427,395
PR Housing Finance Authority
Series 2008,
5.000% 12/01/13	400,000	416,728
Multi-Family Total		1,141,996
Single-Family – 0.8%
NJ Housing & Mortgage Finance Agency
Series 2008,
6.375% 10/01/28 (a)	500,000	508,225
Single-Family Total		508,225
Housing Total		1,650,221
Industrials – 0.3%
Oil & Gas – 0.3%
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/22	300,000	218,589
Oil & Gas Total		218,589
Industrials Total		218,589

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 22.7%
Pool/Bond Bank – 1.2%
NJ Environmental Infrastructure Trust
Series 1998,
Insured: FGIC 5.000% 04/01/12	500,000	507,080
NJ Monmouth County Improvement Authority
Series 1995,
Insured: FSA 5.450% 07/15/13	305,000	305,583
Pool/Bond Bank Total		812,663
Refunded/Escrowed (b) – 20.1%
NJ Atlantic County Improvement Authority
Series 1985,
Escrowed to Maturity, Insured: MBIA 7.375% 07/01/10	120,000	125,894
NJ Bayonne Municipal Utilities Authority
Series 1997,
Escrowed to Maturity, Insured: MBIA 5.000% 01/01/12	500,000	517,985
NJ Burlington County Bridge Commissioner
Series 2002,
Pre-refunded 08/15/12, 5.250% 08/15/18	1,130,000	1,216,581
NJ Cherry Hill Township
Series 1999,
Pre-refunded 07/15/09, Insured: FGIC 5.250% 07/15/19	500,000	512,580
NJ Delaware River and Bay Authority
Series 2000 A,
Pre-refunded 01/01/10, Insured: AMBAC 5.400% 01/01/14	250,000	261,535
NJ Economic Development Authority
School Facilities Construction,
Series 2001 A, Pre-refunded 06/15/11, Insured: AMBAC 5.250% 06/15/18	200,000	212,518
NJ Educational Facilities Authority
Princeton University,
Series 1999 B, Pre-refunded 07/01/09, 5.125% 07/01/19	1,000,000	1,022,990

	Par ($)	Value ($)
Rowan University,
Series 2000 B, Pre-refunded 07/01/10, Insured: FGIC 5.250% 07/01/19	250,000	260,812
Stevens Institute of Technology,
Series 2002 C, Escrowed to Maturity 5.000% 07/01/10	1,120,000	1,166,704
William Paterson University,
Series 2000 A, Pre-refunded 07/01/10, Insured: FGIC 5.375% 07/01/21	500,000	524,225
NJ Environmental Infrastructure Trust
Series 2000 A,
Pre-refunded 09/01/10, 5.250% 09/01/20	500,000	530,420
NJ Essex County Improvement Authority
Lease Revenue,
Series 2000, Pre-refunded 10/01/10, Insured: FGIC 5.250% 10/01/11	500,000	525,470
NJ Highway Authority
Garden State Parkway:
Series 1989, Escrowed to Maturity, 6.000% 01/01/19	1,000,000	1,104,200
Series 1999, Pre-refunded 01/01/10, Insured: FGIC 5.600% 01/01/17	300,000	314,136
NJ Monmouth County Improvement Authority
Series 2000,
Pre-refunded 12/01/10, Insured: AMBAC 5.000% 12/01/12	390,000	410,202
NJ Sports & Exposition Authority
Series 2000 C,
Escrowed to Maturity, 5.000% 03/01/11	305,000	320,558
NJ State
Certificates of Participation,
Series 1998 A, Escrowed to Maturity, Insured: AMBAC 5.000% 06/15/14	500,000	537,220

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Tobacco Settlement Financing Corp.
Series 2002,
Pre-refunded 06/01/12, 5.375% 06/01/18	1,000,000	1,073,760
NJ Transportation Trust Fund Authority
Transportation Systems,
Series 1999 A, Escrowed to Maturity, 5.750% 06/15/15	1,000,000	1,123,310
NJ Trenton
Series 2000,
Pre-refunded 03/01/09, Insured: FGIC 5.700% 03/01/19	250,000	255,823
NJ Turnpike Authority
Series 2000 A,
Pre-refunded 01/01/10, Insured: MBIA 5.750% 01/01/19	295,000	306,918
NJ Vernon Township Board of Education
Series 1999,
Pre-refunded 12/01/09, Insured: FGIC 5.375% 12/01/19	300,000	311,790
NJ West Deptford Township
Series 2000,
Pre-refunded 09/01/10, Insured: FGIC 5.500% 09/01/20	400,000	422,288
NJ West Orange Board of Education
Certificates of Participation,
Series 1999, Pre-refunded 10/01/09, Insured: MBIA 5.625% 10/01/29	250,000	261,250
Refunded/Escrowed Total		13,319,169
Tobacco – 1.4%
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A:
4.500% 06/01/23	430,000	346,236
4.625% 06/01/26	750,000	535,462
Tobacco Total		881,698
Other Total		15,013,530

	Par ($)	Value ($)
Other Revenue – 0.9%
Hotels – 0.9%
NJ Middlesex County Improvement Authority
Heldrich Associates,
Series 2005 A, 5.000% 01/01/20	815,000	622,138
Hotels Total		622,138
Other Revenue Total		622,138
Tax-Backed – 44.3%
Local Appropriated – 4.6%
NJ Bergen County Improvement Authority
Series 2005,
5.000% 11/15/23	1,000,000	1,019,080
NJ Camden County Improvement Authority
Series 2006,
Insured: AMBAC 4.000% 09/01/21	1,140,000	1,018,624
NJ East Orange Board of Education
Certificates of Participation,
Series 1998, Insured: FSA (c) 02/01/18	1,000,000	617,840
NJ Middlesex County
Certificates of Participation,
Series 2001, Insured: MBIA 5.500% 08/01/17	250,000	260,567
NJ Monmouth County Improvement Authority
Series 2000,
Insured: AMBAC 5.000% 12/01/12	110,000	112,373
Local Appropriated Total		3,028,484
Local General Obligations – 17.9%
NJ Atlantic City
Series 2008,
5.500% 02/15/18	500,000	509,420
NJ Board of Education
Tom Rivers School District,
Series 2007, Insured: MBIA 4.500% 01/15/20	500,000	485,775
NJ Cherry Hill Township
Series 1999 B,
5.250% 07/15/11	500,000	529,525

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Flemington Raritan Regional School District
Series 2000,
Insured: FGIC 5.700% 02/01/15	400,000	447,896
NJ Freehold Regional High School District
Series 2001,
Insured: FGIC 5.000% 03/01/20	1,205,000	1,204,397
NJ Greenwich Township Board of Education
Series 1998,
Insured: FSA: 5.000% 01/15/13	165,000	165,295
5.000% 01/15/14	250,000	250,448
NJ Manalapan Englishtown Regional Board of Education
Series 2004,
Insured: FGIC 5.750% 12/01/20	1,325,000	1,420,718
NJ Mercer County Improvement Authority
Series 1998 B,
Insured: FGIC 5.000% 02/15/14	250,000	251,298
NJ Middlesex County
Certificates of Participation,
Series 2001, Insured: MBIA 5.000% 08/01/12	500,000	520,085
Series 1998,
5.000% 10/01/09	500,000	514,800
NJ Parsippany-Troy Hills Township
Series 1997,
Insured: MBIA 5.000% 12/01/15	500,000	510,865
NJ Passaic County
Series 2003,
Insured: FSA 5.200% 09/01/16	1,500,000	1,613,355
NJ Summit
Series 2001,
5.250% 06/01/16	1,205,000	1,300,279
NJ Union County
General Improvement,
Series 1999, 5.125% 02/01/16	250,000	256,463

	Par ($)	Value ($)
NJ Washington Township Board of Education Mercer County
Series 2005,
Insured: FSA: 5.250% 01/01/26	1,330,000	1,364,819
5.250% 01/01/28	500,000	506,620
Local General Obligations Total		11,852,058
Special Non-Property Tax – 4.6%
IL Dedicated Tax Capital Appreciation
Series 1990,
Insured: AMBAC (c) 12/15/17	3,000,000	1,878,540
NJ Economic Development Authority
Series 2004 A,
5.500% 06/15/24	750,000	594,548
Series 2004,
Insured: MBIA (c) 07/01/21	1,255,000	597,618
Special Non-Property Tax Total		3,070,706
Special Property Tax – 0.4%
NJ Economic Development Authority
Series 2007,
5.125% 06/15/27	400,000	307,436
Special Property Tax Total		307,436
State Appropriated – 14.9%
NJ Economic Development Authority
Series 2001 C,
Insured: AMBAC 5.500% 06/15/12	500,000	531,395
Series 2005 A,
Insured: FSA 5.000% 03/01/19	2,000,000	2,028,040
NJ Educational Facilities Authority
Series 2001 A,
5.000% 03/01/15	1,855,000	1,905,586
NJ Health Care Facilities Financing Authority
Series 2005,
Insured: AMBAC 5.000% 09/15/13	970,000	1,004,900
NJ Sports & Exposition Authority
Series 2000 C,
5.000% 03/01/11	195,000	201,373
NJ State
Certificates of Participation,
Series 2008 A, 5.000% 06/15/21	250,000	241,850

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NJ Transit Corp.
Certificates of Participation,
Series 2002 A, Insured: AMBAC 5.500% 09/15/15	1,000,000	1,048,490
NJ Transportation Trust Fund Authority
Series 1999 A,
5.625% 06/15/12	400,000	427,216
Series 2003 A,
Insured: AMBAC 5.500% 12/15/15	1,000,000	1,074,360
Series 2005 B,
Insured: AMBAC 5.250% 12/15/23	1,000,000	989,660
Series 2006 C,
Insured: AMBAC (c) 12/15/24	1,000,000	392,360
State Appropriated Total		9,845,230
State General Obligations – 1.9%
PR Commonwealth of Puerto Rico
Capital Appreciation,
Series 1998, Insured: MBIA 6.000% 07/01/16	250,000	257,713
Series 2004 A,
5.000% 07/01/30 (d)	1,000,000	985,480
State General Obligations Total		1,243,193
Tax-Backed Total		29,347,107
Transportation – 2.1%
Toll Facilities – 2.1%
NJ Turnpike Authority
Series 2004 B,
Insured: AMBAC (e) 01/01/35 (5.150% 01/01/15)	500,000	304,850
PA Delaware River Joint Toll Bridge Commission
Series 2003,
5.250% 07/01/11	1,000,000	1,045,690
Toll Facilities Total		1,350,540
Transportation Total		1,350,540

	Par ($)	Value ($)
Utilities – 10.4%
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2003 NN,
Insured: MBIA 5.250% 07/01/19	750,000	713,745
Municipal Electric Total		713,745
Water & Sewer – 9.3%
NJ Bergen County Improvement Authority
Series 2008,
5.000% 12/15/26	500,000	496,440
NJ Cape May County Municipal Utilities Sewer Authority
Series 2002 A,
Insured: FSA 5.750% 01/01/16	1,000,000	1,098,900
NJ Jersey City Municipal Utilities Authority
Series 2007,
Insured: FGIC 5.250% 01/01/19	1,000,000	962,570
NJ North Hudson Sewerage Authority
Sewer Revenue,
Series 2006 A, Insured: MBIA 5.125% 08/01/17	600,000	628,116
NJ North Jersey District Water Supply Commission
Series 1997 A,
Insured: MBIA 5.000% 11/15/10	500,000	503,175
NJ Ocean County Utilities Authority
Wastewater Revenue,
Series 2001, 5.250% 01/01/18	1,000,000	1,023,300
NJ Rahway Valley Sewerage Authority
Series 2005 A,
Insured: MBIA (c) 09/01/25	1,000,000	354,530
NJ Southeast Morris County Municipal Utilities Authority
Series 2001,
Insured: MBIA 5.000% 01/01/10	1,055,000	1,084,245
Water & Sewer Total		6,151,276
Utilities Total		6,865,021
Total Municipal Bonds (cost of $63,537,974)		61,603,054

See Accompanying Notes to Financial Statements.

Columbia New Jersey Intermediate Municipal Bond Fund

October 31, 2008

Investment Company – 3.9%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 2.260%)	2,611,046	2,611,046
Total Investment Company (cost of $2,611,046)		2,611,046
Total Investments – 97.0% (cost of $66,149,020) (f)		64,214,100
Other Assets & Liabilities, Net – 3.0%		1,985,658
Net Assets – 100.0%		66,199,758

Notes to Investment Portfolio:

(a)  Security purchased on a delayed delivery basis.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  Zero coupon bond.

(d)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2008.

(e)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the security will begin accruing at this rate.

(f)  Cost for federal income tax purposes is $66,130,929.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	44.3
Refunded/Escrowed	20.1
Utilities	10.4
Health Care	5.4
Education	4.5
Other	2.6
Housing	2.5
Transportation	2.1
Other Revenue	0.9
Industrials	0.3
93.1
Investment Company	3.9
Other Assets & Liabilities, Net	3.0
100.0

Acronym	Name
AGO	Assured Guaranty Corp.

AMBAC	Ambac Assurance Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds – 98.8%
	Par ($)	Value ($)
Education – 8.7%
Education – 8.4%
NY Dormitory Authority
Barnard College, Series 2007 A, Insured: FGIC 5.000% 07/01/18	1,745,000	1,696,681
Brooklyn Law School, Series 2003 A, Insured: RAD 5.250% 07/01/10	500,000	508,415
Mount Sinai School of Medicine, Series 1995 B, Insured: MBIA 5.700% 07/01/11	690,000	706,795
New York University Hospital Center, Series 2007 A: 5.000% 07/01/10	1,000,000	977,030
5.000% 07/01/12	1,000,000	943,120
New York University: Series 1998 A, Insured: MBIA: 5.750% 07/01/20	2,000,000	2,124,860
6.000% 07/01/17	2,475,000	2,755,739
Series 2001 1, Insured: AMBAC 5.500% 07/01/15	1,205,000	1,306,847
Series 2001 2, Insured: AMBAC 5.500% 07/01/21	900,000	905,904
Series 2001 A, Insured: AMBAC 5.750% 07/01/12	5,000,000	5,410,550
St. John's University, Series 2007 C, Insured: MBIA 5.250% 07/01/22	2,000,000	1,920,680
NY Dutchess County Industrial Development Agency
Bard College, Series 2007, 5.000% 08/01/20	375,000	348,877
NY Oneida County Industrial Development Agency
Hamilton College, Series 2007 A, Insured: MBIA: (a) 07/01/18	1,000,000	634,190
(a) 07/01/20	1,000,000	555,380

	Par ($)	Value ($)
NY Troy Industrial Development Authority
Rensselaer Polytechnic Institute, Series 2002 E, 4.050% 04/01/37 (b)	3,750,000	3,701,662
Education Total		24,496,730
Prep School – 0.3%
NY New York City Industrial Development Agency
Trinity Episcopal School Corp., Series 1997, Insured: MBIA 5.250% 06/15/17	1,000,000	1,001,240
Prep School Total		1,001,240
Education Total		25,497,970
Health Care – 5.6%
Continuing Care Retirement – 0.1%
NY Nassau County Industrial Development Agency
Amsterdam Harborside, Series 2007 A, 5.875% 01/01/18	250,000	216,970
NY Suffolk County Industrial Development Agency
Active Retirement Community, Series 2006, 5.000% 11/01/28	335,000	245,904
Continuing Care Retirement Total		462,874
Hospitals – 4.9%
NY Albany Industrial Development Agency
St. Peter's Hospital: Series 2008 A: 5.250% 11/15/27	1,000,000	803,100
5.750% 11/15/22	500,000	451,300
Series 2008 E, 5.250% 11/15/22	500,000	425,750
NY Dormitory Authority
Kaleida Health, Series 2006, Insured: FHA 4.600% 08/15/27	2,000,000	1,699,680
Long Island Jewish Medical Center, Series 2003, 5.000% 05/01/11	820,000	845,117

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
New York Hospital Medical Center Queens, Series 2007, Insured: FHA 4.650% 08/15/27	1,000,000	815,670
New York Methodist Hospital, Series 2004, 5.250% 07/01/24	1,000,000	800,050
North Shore Long Island Jewish Health: Series 2006 A, 5.000% 11/01/19	1,000,000	902,890
Series 2007 A, 5.000% 05/01/24	1,310,000	1,111,889
Orange Regional Medical Center, Series 2008, 6.125% 12/01/29	1,350,000	1,090,584
Presbyterian Hospital, Series 2007, Insured: FSA 5.250% 08/15/23	250,000	246,192
White Plains Hospital, Series 2004, Insured: FHA 4.625% 02/15/18	635,000	597,338
NY Madison County Industrial Development Agency
Oneida Health Systems, Inc., Series 2007, 5.250% 02/01/27	675,000	523,570
NY Monroe County Industrial Development Agency
Series 2005, 5.000% 08/01/22	700,000	578,662
NY New York City Health & Hospital Corp.
Series 2003 A, Insured: AMBAC 5.000% 02/15/11	2,000,000	2,059,200
NY Saratoga County Industrial Development Agency
Saratoga Hospital: Series 2004 A, 5.000% 12/01/13	485,000	469,616
Series 2007 B: 5.000% 12/01/22	500,000	412,105
5.125% 12/01/27	500,000	394,105
Hospitals Total		14,226,818

	Par ($)	Value ($)
Nursing Homes – 0.6%
NY Amherst Industrial Development Agency
Beechwood Health Care Center, Inc., Series 2007, 4.875% 01/01/13	500,000	449,535
NY Dormitory Authority
AIDS Long Term Health Care Facility, Series 2005, Insured: SONYMA 5.000% 11/01/12	500,000	513,490
Gurwin Nursing Home, Series 2005 A, Insured: FHA 4.400% 02/15/20	835,000	756,944
Nursing Homes Total		1,719,969
Health Care Total		16,409,661
Housing – 1.7%
Multi-Family – 1.2%
NY Dormitory Authority
Gateway-Longview Inc. Series 2008 A-1, 5.000% 06/01/33	1,700,000	1,446,496
PR Housing Finance Authority
Series 2008, 5.000% 12/01/13	2,000,000	2,083,640
Multi-Family Total		3,530,136
Single-Family – 0.5%
NY Mortgage Agency Revenue
Series 2000 96, 5.200% 10/01/14	345,000	347,349
Series 2005 128, 4.350% 10/01/16	1,000,000	1,011,130
Single-Family Total		1,358,479
Housing Total		4,888,615
Industrials – 0.2%
Oil & Gas – 0.2%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	750,000	546,473
Oil & Gas Total		546,473
Industrials Total		546,473

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Other – 23.4%
Other – 0.4%
NY New York City Industrial Development Agency
United Jewish Appeal, Series 2004 A, 5.000% 07/01/27	625,000	607,231
NY Westchester County Industrial Development Agency
Guiding Eyes for the Blind, Series 2004, 5.375% 08/01/24	500,000	418,110
Other Total		1,025,341
Pool/Bond Bank – 4.3%
NY Dormitory Authority
Series 2008 A, Insured: FSA 5.000% 10/01/23	3,000,000	2,987,400
NY Environmental Facilities Corp.
Series 1994 2, 5.750% 06/15/12	185,000	200,250
Series 2002 K, 5.000% 06/15/12	6,000,000	6,350,580
Series 2008 B, 5.000% 06/15/21	3,000,000	3,020,580
Pool/Bond Bank Total		12,558,810
Refunded/Escrowed (c) – 18.7%
NY Dormitory Authority
City University Systems Consolidated 4th Generation, Series 2001 A, Pre-refunded 07/01/11, Insured: FGIC 5.500% 07/01/16	2,280,000	2,444,935
Columbia University, Series 2002 B, Pre-refunded 07/01/12, 5.375% 07/01/15	1,000,000	1,078,950
Memorial Sloan-Kettering Cancer Center, Series 2003, Escrowed to Maturity, Insured: MBIA (a) 07/01/25	3,750,000	1,528,012
University Dormitory Facilities: Series 2000 A, Pre-refunded 07/01/10, 6.000% 07/01/30	1,000,000	1,071,290
Series 2002, Pre-refunded 07/01/12, 5.375% 07/01/19	1,130,000	1,223,711

	Par ($)	Value ($)
NY Environmental Facilities Corp.
New York City Municipal Water, Series 1994 A, Escrowed to Maturity, 5.750% 06/15/12	1,815,000	1,987,988
NY Long Island Power Authority
Electric Systems, Series 1998 A, Escrowed to Maturity, Insured: FSA 5.500% 12/01/13	2,000,000	2,190,580
Series 1998 A, Escrowed to Maturity, Insured: FSA 5.250% 12/01/14	5,000,000	5,490,800
Series 2003 C, Pre-refunded 09/01/13, 5.500% 09/01/21	1,000,000	1,104,410
NY Metropolitan Transportation Authority
Series 1996 A, Pre-refunded 10/01/10, Insured: MBIA 5.500% 04/01/16	1,000,000	1,059,840
Series 1997 8, Pre-refunded 07/01/13, Insured: FSA 5.375% 07/01/21	6,000,000	6,577,620
Series 1998 A, Pre-refunded 10/01/15, Insured: FGIC 5.000% 04/01/23	2,000,000	2,165,580
Series 2000 A, Pre-refunded 04/01/10, Insured: FGIC 5.875% 04/01/21	3,300,000	3,470,082
Transportation Facilities, Series 1999 A, Pre-refunded 07/01/09, 6.000% 07/01/19	2,000,000	2,057,260
NY New York City Transitional Finance Authority
Series 2000 C, Pre-refunded 05/01/10, 5.500% 11/01/29	3,000,000	3,170,370
NY New York
Series 2003 J, Pre-refunded 06/01/13, 5.500% 06/01/16	1,085,000	1,192,654

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Onondaga County
Series 1992, Economically Defeased to Maturity, 5.875% 02/15/10	285,000	298,469
NY Thruway Authority
Highway & Bridge Trust Fund, Series 2000 B-1: Escrowed to Maturity, Insured: FGIC 5.500% 04/01/10	1,535,000	1,606,117
Pre-refunded 04/01/10, Insured: FGIC 5.750% 04/01/16	2,000,000	2,119,000
Second General Highway & Bridge, Series 2003 A, Pre-refunded 04/01/13, Insured: MBIA 5.250% 04/01/17	1,750,000	1,903,387
NY Triborough Bridge & Tunnel Authority
Series 1991 X, Escrowed to Maturity, 6.625% 01/01/12	300,000	327,552
Series 1992 Y, Escrowed to Maturity: 5.500% 01/01/17	2,000,000	2,179,740
6.000% 01/01/12	750,000	792,442
Series 1999 B, Pre-refunded 01/01/22, 5.500% 01/01/30	2,000,000	2,118,000
NY TSASC, Inc.
Series 1999-1, Pre-refunded 07/15/09, 6.375% 07/15/39	4,210,000	4,395,198
PA Elizabeth Forward School District
Series 1994 B, Escrowed to Maturity, Insured: MBIA (a) 09/01/20	2,210,000	1,195,124
Refunded/Escrowed Total		54,749,111
Other Total		68,333,262
Other Revenue – 2.8%
Recreation – 2.8%
NY Cultural Resources
Museum of Modern Art, Series 2008-1A, 5.000% 04/01/26	4,850,000	4,648,386

	Par ($)	Value ($)
NY Industrial Development Agency
YMCA of Greater New York, Series 2006, 5.000% 08/01/26	1,000,000	885,610
NY Seneca Nation Indians Capital Improvements Authority
Series 2007 A: 5.000% 12/01/23 (d)	2,500,000	1,839,175
5.250% 12/01/16 (d)	1,000,000	877,450
Recreation Total		8,250,621
Other Revenue Total		8,250,621
Resource Recovery – 0.5%
Disposal – 0.5%
NY Hempstead Town Industrial Development Authority
America Fuel Co., Series 2001, 5.000% 12/01/10	1,500,000	1,459,770
Disposal Total		1,459,770
Resource Recovery Total		1,459,770
Tax-Backed – 39.9%
Local Appropriated – 1.7%
NY Dormitory Authority
Court Facilities: Series 2001 2-2, 5.000% 01/15/21	2,500,000	2,404,350
Series 2003 A, 5.250% 05/15/11	1,500,000	1,564,035
NY Erie County Industrial Development Agency
City School District Buffalo Project, Series 2008 A, Insured: FSA 5.000% 05/01/18	1,000,000	1,009,040
Local Appropriated Total		4,977,425
Local General Obligations – 11.6%
NY Albany County
Series 2006, Insured: SYNC 4.125% 09/15/20	1,000,000	921,730

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY City of New York
Series 2004 G, 5.000% 12/01/19	2,430,000	2,392,140
Series 2007 C, 5.000% 01/01/15	4,000,000	4,119,440
Series 2008 I-1, 5.000% 02/01/23	2,000,000	1,914,700
NY City of Yonkers
Series 2005 B, Insured: MBIA: 5.000% 08/01/21	2,425,000	2,392,675
5.000% 08/01/22	2,545,000	2,495,245
NY Monroe County Public Improvement
Series 1992, Insured: MBIA 6.100% 03/01/09	15,000	15,184
Series 1996, Insured: MBIA 6.000% 03/01/16	1,210,000	1,351,824
NY New York City
Series 2001 F, 5.000% 08/01/09	1,000,000	1,021,210
Series 2003 J, 5.500% 06/01/16	165,000	173,397
Series 2004 B, 5.250% 08/01/15	2,000,000	2,072,340
Series 2005 G, 5.250% 08/01/16	500,000	517,030
Series 2006 J, 5.000% 06/01/17	1,350,000	1,362,744
Series 2007 C, 4.250% 01/01/27	800,000	642,528
Series 2007 D, 5.000% 02/01/24	2,000,000	1,895,520
Series 2007 D-1, 5.000% 12/01/21	2,000,000	1,936,480
NY Onondaga County
Series 1992, 5.875% 02/15/10	215,000	224,481
NY Orange County
Series 2005 A, 5.000% 07/15/18	1,500,000	1,568,925
NY Red Hook Central School District
Series 2002, Insured: FSA 5.125% 06/15/17	890,000	913,656

	Par ($)	Value ($)
NY Rensselaer County
Series 1998 A, Insured: AMBAC 5.250% 06/01/11	545,000	576,436
NY Sachem Central School District of Holbrook
Series 2006, Insured: FGIC 4.250% 10/15/24	1,000,000	856,220
NY Somers Central School District
Series 2006, Insured: MBIA: 4.000% 12/01/21	500,000	438,425
4.000% 12/01/22	500,000	429,825
NY Three Village Central School District
Series 2005, Insured: FGIC 5.000% 06/01/18	1,000,000	1,035,780
NY Town of Babylon
Series 2004, Insured: AMBAC 5.000% 01/01/13	2,565,000	2,662,419
Local General Obligations Total		33,930,354
Special Non-Property Tax – 14.2%
NY Dormitory Authority
Series 2005 B, Insured: AMBAC 5.500% 03/15/26	1,000,000	1,035,140
NY Environmental Facilities Corp.
Series 2004 A, Insured: FGIC 5.000% 12/15/24	2,000,000	1,958,720
NY Housing Finance Agency
Series 2008 A, 5.000% 09/15/19	1,400,000	1,432,662
NY Local Government Assistance Corp.
Series 1993 E, 6.000% 04/01/14	3,540,000	3,803,270
Series 2003 A-1, Insured: FSA 5.000% 04/01/12	5,000,000	5,285,650
NY Metropolitan Transportation Authority
Series 2004 A, Insured: FGIC 5.250% 11/15/18	800,000	799,360

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Nassau County Interim Finance Authority
Series 2004 I-1H, Insured: AMBAC 5.250% 11/15/15	5,000,000	5,318,500
NY Sales Tax Asset Receivables Corp.
Series 2004 A, Insured: MBIA 5.000% 10/15/22	6,500,000	6,500,520
NY Thruway Authority
Series 2007, 5.000% 03/15/22	1,000,000	1,001,220
NY Transitional Finance Authority
Series 2003 B, 5.250% 08/01/17	2,000,000	2,068,020
Series 2005 A-1, 5.000% 11/01/19	3,000,000	3,068,460
Series 2006, 5.000% 07/15/11	3,000,000	3,138,360
Series 2007,
Insured: FGIC 5.000% 01/15/21	4,300,000	4,218,472
PR Commonwealth Infrastructure Financing Authority
Series 2005 C, Insured: AMBAC 5.500% 07/01/27	1,000,000	920,010
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 2006 BB, Insured: FSA 5.250% 07/01/22	1,000,000	966,340
Special Non-Property Tax Total		41,514,704
Special Property Tax – 1.2%
NY Industrial Development Agency
Series 2006: Insured: AMBAC: 5.000% 01/01/19	850,000	827,492
5.000% 01/01/20	1,000,000	957,810
Insured: MBIA 5.000% 03/01/15	1,150,000	1,171,597
NY New York City Industrial Development Agency
Series 2006, Insured: AMBAC 5.000% 01/01/23	625,000	579,944
Special Property Tax Total		3,536,843

	Par ($)	Value ($)
State Appropriated – 9.4%
NY Dormitory Authority
4201 Schools Program, Series 2000, 6.250% 07/01/20	1,685,000	1,775,754
City University, Series 2002 B, Insured: AMBAC 5.250% 11/15/26 (b)	1,500,000	1,536,795
Consolidated 2nd Generation, Series 2000 A, Insured: AMBAC 6.125% 07/01/13	2,000,000	2,107,380
Consolidated 3rd Generation, Series 2003 1, 5.250% 07/01/11	1,000,000	1,053,530
Series 1993 A: 5.250% 05/15/15	2,000,000	2,108,440
5.500% 05/15/19	2,500,000	2,595,575
Series 2005 A, Insured: FGIC 5.500% 05/15/21	1,000,000	1,026,710
State University, Series 2000 C, Insured: FSA 5.750% 05/15/17	1,250,000	1,374,425
NY Housing Finance Agency
Series 2003 K, 5.000% 03/15/10	1,485,000	1,528,808
NY Thruway Authority
Local Highway & Bridge: Series 2001, 5.250% 04/01/11	2,000,000	2,104,100
Series 2002, 5.250% 04/01/09	1,500,000	1,520,280
NY Urban Development Corp.
Series 2002 A, 5.000% 01/01/17	2,000,000	2,032,280
Series 2008 B, 5.000% 01/01/26	3,125,000	2,945,969
Series 2008, 5.000% 01/01/22	2,000,000	1,925,160
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, 5.750% 08/01/27 (b)	1,675,000	1,681,197
State Appropriated Total		27,316,403

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
State General Obligations – 1.8%
PR Commonwealth of Puerto Rico
Series 2004 A,
5.000% 07/01/30 (b)	1,000,000	985,480
Series 2006 A, 5.250% 07/01/22	1,500,000	1,374,975
PR Public Buildings Authority
Series 2007, 6.250% 07/01/23	3,000,000	3,011,130
State General Obligations Total		5,371,585
Tax-Backed Total		116,647,314
Transportation – 7.9%
Ports – 0.5%
NY Port Authority of New York & New Jersey
Series 2004, Insured: SYNC 5.000% 09/15/28	1,500,000	1,423,830
Ports Total		1,423,830
Toll Facilities – 3.5%
NY Thruway Authority
Second General Highway & Bridge Trust Fund, Series 2005 A, Insured: MBIA 5.000% 04/01/22	500,000	496,120
Series 2005 B, Insured: AMBAC 5.000% 04/01/19	2,500,000	2,537,850
Series 2008 A, 5.000% 04/01/21	1,000,000	990,390
NY Triborough Bridge & Tunnel Authority
Series 2002,
5.250% 11/15/13	2,015,000	2,169,148
Series 2006 A,
5.000% 11/15/19	2,000,000	2,041,900
Series 2008 A, 5.000% 11/15/21	2,000,000	2,012,480
Toll Facilities Total		10,247,888
Transportation – 3.9%
NY Metropolitan Transportation Authority
Series 2005 B, Insured: AMBAC 5.250% 11/15/24	750,000	740,385
Series 2005 C, 5.000% 11/15/16	750,000	767,932

	Par ($)	Value ($)
Series 2006 A,
Insured: CIFG 5.000% 11/15/22	2,280,000	2,096,118
Series 2006 B, 5.000% 11/15/16	1,500,000	1,535,865
Series 2007 B, 5.000% 11/15/22	1,500,000	1,434,330
Series 2008 C, 6.250% 11/15/23	3,570,000	3,760,281
Series 2008, 5.000% 11/15/30	1,000,000	1,027,490
Transportation Total		11,362,401
Transportation Total		23,034,119
Utilities – 8.1%
Municipal Electric – 3.0%
NY Long Island Power Authority
Series 2003 A, 5.000% 06/01/09	2,000,000	2,031,860
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/12	1,000,000	1,038,810
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	500,000	475,830
PR Puerto Rico Electric Power Authority
Series 1997 BB, Insured: MBIA 6.000% 07/01/11	5,000,000	5,197,100
Municipal Electric Total		8,743,600
Water & Sewer – 5.1%
NY Municipal Water Finance Authority
Series 2001 D, 5.125% 06/15/19	4,000,000	4,066,440
Series 2002,
Insured: FSA 5.375% 06/15/16	5,000,000	5,232,200
NY Onondaga County Water Authority
Series 2005 A: Insured: AMBAC: 5.000% 09/15/22	895,000	887,876
5.000% 09/15/23	940,000	930,224

See Accompanying Notes to Financial Statements.

Columbia New York Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
NY Rensselaer County Water Service & Sewer Authority
Series 2008: 5.100% 09/01/28	1,155,000	1,021,852
5.100% 09/01/28	1,060,000	937,803
NY Western Nassau County Water Authority
Series 2005, Insured: AMBAC 5.000% 05/01/22	1,765,000	1,721,034
Water & Sewer Total		14,797,429
Utilities Total		23,541,029
Total Municipal Bonds (cost of $297,374,549)		288,608,834
Investment Company – 0.1%
	Shares
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.260%)	172,802	172,802
Total Investment Company (cost of $172,802)		172,802
Total Investments – 98.9% (cost of $297,605,917) (e)		288,781,636
Other Assets & Liabilities, Net – 1.1%		3,229,117
Net Assets – 100.0%		292,010,753

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2008.

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2008, these securities, which are not illiquid, amounted to $2,716,625, which represents 0.9% of net assets.

(e)  Cost for federal income tax purposes is $297,547,352.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	39.9
Refunded/Escrowed	18.7
Education	8.7
Utilities	8.1
Transportation	7.9
Health Care	5.6
Other	4.7
Other Revenue	2.8
Housing	1.7
Resource Recovery	0.5
Industrials	0.2
98.8
Investment Company	0.1
Other Assets & Liabilities, Net	1.1
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

CIFG	CIFG Assurance North America, Inc.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SONYMA	State of New York Mortgage Agency

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds – 96.7%
	Par ($)	Value ($)
Education – 16.7%
Education – 15.6%
PR Commonwealth of Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities
Universidad Interamericana de Puerto Rico, Inc., Series 1998 A, Insured: MBIA: 5.250% 10/01/12	360,000	367,409
5.375% 10/01/13	1,550,000	1,585,448
5.500% 10/01/14	350,000	357,829
RI Health & Educational Building Corp.
Higher Education Facility: Brown University: Series 2004 D, Insured: SYNC 5.500% 08/15/16	1,340,000	1,371,852
Series 2007, 5.000% 09/01/18	1,000,000	1,047,190
Johnson & Wales: Series 1999, Insured: MBIA: 5.500% 04/01/15	1,000,000	1,039,340
5.500% 04/01/17	1,000,000	1,025,670
5.500% 04/01/18	1,420,000	1,439,724
Series 2003, Insured: SYNC 5.250% 04/01/16	1,485,000	1,472,363
New England Institute, Series 2007, Insured: AMBAC 4.500% 03/01/26	500,000	409,520
Providence College, Series 2003 A, Insured: SYNC 5.000% 11/01/24	2,500,000	2,252,275
Roger Williams College, Series 1998, Insured: AMBAC 5.125% 11/15/14	1,000,000	1,021,110
Series 2003 A, Insured: AMBAC 5.000% 09/15/13	1,040,000	1,090,502
Series 2004 A, Insured: AMBAC 5.250% 09/15/20	1,020,000	1,025,049
Series 2004 D, Insured: SYNC 5.500% 08/15/17	1,345,000	1,364,839

	Par ($)	Value ($)
University of Rhode Island, Series 1999, Insured: FSA 5.000% 11/01/19	750,000	750,000
Education Total		17,620,120
Prep School – 1.1%
RI Health & Educational Building Corp.
Educational Institution Revenue, Times2 Academy, Series 2004, LOC: Citizens Bank 5.000% 12/15/24	1,500,000	1,293,315
Prep School Total		1,293,315
Education Total		18,913,435
Health Care – 1.8%
Hospitals – 1.8%
RI Health & Educational Building Corp.
Rhode Island Hospital: Series 2002, 6.375% 08/15/21	205,000	201,726
Series 2006,
Insured: FSA 5.000% 05/15/26	2,000,000	1,854,360
Hospitals Total		2,056,086
Health Care Total		2,056,086
Housing – 1.9%
Assisted Living/Senior – 0.4%
RI Health & Educational Building Corp.
The Frassati Residence, Series 1999 A, Pre-refunded 11/15/09, LOC: Allied Irish Bank PLC 6.125% 11/15/18	450,000	456,745
Assisted Living/Senior Total		456,745
Multi-Family – 1.0%
PR Housing Finance Authority
Series 2008, 5.000% 12/01/13	800,000	833,456
RI Housing & Mortgage Finance Corp.
Multi-Family Housing: Series 1995 A, Insured: AMBAC 6.150% 07/01/17	80,000	80,048

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 1997 A, Insured: AMBAC 5.600% 07/01/10	215,000	217,477
Multi-Family Total		1,130,981
Single-Family – 0.5%
RI Providence Housing Authority
Series 2008, 5.000% 09/01/24	565,000	537,643
Single-Family Total		537,643
Housing Total		2,125,369
Industrials – 0.4%
Oil & Gas – 0.4%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	600,000	437,178
Oil & Gas Total		437,178
Industrials Total		437,178
Other – 26.9%
Other – 1.3%
RI Providence Housing Authority
Series 2008: 5.000% 09/01/25	590,000	558,459
5.000% 09/01/26	310,000	291,831
5.000% 09/01/27	690,000	644,425
Other Total		1,494,715
Pool/Bond Bank – 3.9%
RI Clean Water Finance Agency Water Pollution Control
Revolving Fund Pooled Loan: Series 2006 A, 4.500% 10/01/22	1,000,000	929,640
Series 2007 A, 4.750% 10/01/21	1,000,000	993,760
RI Clean Water Protection Finance Agency
Safe Drinking Water Revolving, Series 2004 A, Insured: MBIA 5.000% 10/01/18	1,000,000	1,029,350
Water Pollution Control Revenue, Revolving Fund, Pooled Loan Association: Series 1999 A, Insured: AMBAC 5.250% 10/01/16	500,000	509,675

	Par ($)	Value ($)
Series 2004 A, 4.750% 10/01/23	1,000,000	980,070
Pool/Bond Bank Total		4,442,495
Refunded/Escrowed (a) – 20.5%
RI & Providence Plantations
Certificates of Participation, Central Power Plants Project, Series 2000 C, Pre-refunded 10/01/10, 5.375% 10/01/20	1,000,000	1,055,380
Series 2001 C, Economically Defeased to Maturity, 5.000% 09/01/11	2,000,000	2,116,500
RI Consolidated Capital Development Loan
Series 1999 A, Pre-refunded 09/01/09, Insured: FGIC 5.500% 09/01/15	2,000,000	2,082,980
RI Depositors Economic Protection Corp.
Special Obligation: Series 1993 A: Escrowed to Maturity: Insured: FSA: 5.750% 08/01/14	1,000,000	1,088,490
5.750% 08/01/21	2,165,000	2,370,090
Insured: MBIA 5.875% 08/01/11	2,500,000	2,702,200
Pre-refunded 08/01/13, Insured: FSA 5.750% 08/01/14	2,105,000	2,330,193
Series 1993 B: Escrowed to Maturity, Insured: MBIA 5.800% 08/01/12	1,000,000	1,092,360
Pre-refunded 02/01/11, Insured: MBIA 5.250% 08/01/21	250,000	263,405
RI Health & Educational Building Corp.
Higher Education Facility, University of Rhode Island, Series 2000 B, Pre-refunded 09/15/10, Insured: AMBAC: 5.500% 09/15/20	2,000,000	2,131,300
5.700% 09/15/30	2,250,000	2,405,903
Hospital Financing Lifespan, Series 2002, Pre-refunded 08/15/12, 6.375% 08/15/21	1,295,000	1,429,317

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
RI North Kingstown
Series 1999, Pre-refunded 10/01/09, Insured: FGIC: 5.600% 10/01/16	995,000	1,040,213
5.750% 10/01/19	500,000	523,395
RI South Kingstown
Series 2000, Pre-refunded 06/15/10, Insured: FGIC 6.250% 06/15/19	500,000	536,315
Refunded/Escrowed Total		23,168,041
Tobacco – 1.2%
RI Tobacco Settlement Financing Corp.
Rhode Island Revenue, Asset Backed, Series 2002 A, 6.000% 06/01/23	1,455,000	1,294,979
Tobacco Total		1,294,979
Other Total		30,400,230
Tax-Backed – 37.2%
Local Appropriated – 11.3%
RI Health & Educational Building Corp.
Series 2006 A, Insured: FSA 5.000% 05/15/23	2,000,000	1,937,700
Series 2007 A, Insured: FSA 5.000% 05/15/22	2,000,000	1,950,600
Series 2007 C, Insured: FSA 5.000% 05/15/21	3,000,000	2,954,400
RI Providence Public Building Authority
School & Public Facilities Project: Series 1998 A, Insured: FSA 5.250% 12/15/14	1,500,000	1,533,600
Series 1999 A, Insured: AMBAC: 5.125% 12/15/14	500,000	519,040
5.375% 12/15/11	2,035,000	2,129,037
RI Smithfield
Lease Participation Certificates, Wastewater Treatment Facility Loan, Series 2003 A, Insured: MBIA: 5.000% 11/15/11	810,000	848,273
5.000% 11/15/12	855,000	896,331
Local Appropriated Total		12,768,981

	Par ($)	Value ($)
Local General Obligations – 15.4%
IL Will County
Community Unit School District, Number 365 U Valley View, Series 1999 B, Insured: FSA (b) 11/01/10	2,000,000	1,876,960
PR Commonwealth of Puerto Rico Municipal Finance Agency
Series 1997 A, Insured: FSA 5.500% 07/01/17	75,000	75,223
RI City of Cranston
Series 2005, Insured: AMBAC 5.000% 07/15/15	2,280,000	2,355,468
Series 2008, Insured: FSA: 4.750% 07/01/26	900,000	844,587
4.750% 07/01/27	945,000	879,568
4.750% 07/01/28	990,000	911,424
RI Coventry
Series 2002, Insured: AMBAC: 5.000% 06/15/21	750,000	752,910
5.000% 06/15/22	750,000	750,502
RI Exeter West Greenwich Regional School District
Series 1997, Insured: MBIA 5.400% 11/15/10	1,000,000	1,002,100
RI Johnston
Series 2004, Insured: SYNC 5.250% 06/01/19	525,000	527,520
Series 2005, Insured: FSA: 4.750% 06/01/21	390,000	394,005
4.750% 06/01/22	405,000	407,260
4.750% 06/01/23	425,000	426,173
4.750% 06/01/24	445,000	444,982
4.750% 06/01/25	460,000	456,854
Various Purpose, Series 2004, Insured: SYNC 5.250% 06/01/20	555,000	552,358

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
RI Providence
Series 1997, Insured: FSA 5.450% 01/15/10	500,000	502,760
Series 2001 C, Insured: FGIC 5.500% 01/15/13	1,890,000	1,995,254
RI Warwick
Series 2008, Insured: FSA 4.000% 08/01/16	1,000,000	989,570
RI Woonsocket
Series 2005, Insured: AMBAC 4.250% 03/01/25	550,000	456,665
WA Seattle
Series 1998 E,
Insured: FSA (b) 12/15/12	1,000,000	850,920
Local General Obligations Total		17,453,063
Special Non-Property Tax – 2.5%
PR Commonwealth of Puerto Rico Infrastructure Financing Authority
Series 2005 C, Insured: AMBAC 5.500% 07/01/23	1,000,000	935,850
RI Economic Development Corp.
Series 2000, Insured: RAD 6.125% 07/01/20	900,000	886,302
RI Convention Center Authority Revenue
Series 2005 A, Insured: FSA 5.000% 05/15/23	1,005,000	991,704
Special Non-Property Tax Total		2,813,856
State Appropriated – 0.8%
RI Economic Development Corp.
Economic Development Revenue, East Greenwich Free Library Association, Series 2004: 4.500% 06/15/09	100,000	99,352
4.500% 06/15/14	245,000	232,407
5.750% 06/15/24	415,000	357,000
RI Health & Educational Building Corp.
Series 2007 B, Insured: AMBAC 4.250% 05/15/19	250,000	232,487
State Appropriated Total		921,246

	Par ($)	Value ($)
State General Obligations – 7.2%
PR Commonwealth of Puerto Rico
Capital Appreciation, Series 1998, Insured: MBIA: (b) 07/01/14	3,500,000	2,575,020
6.000% 07/01/16	250,000	257,713
Series 2006 A, 5.250% 07/01/23	250,000	227,990
RI & Providence Plantations
Series 2005 A, Insured: FSA 5.000% 08/01/17	2,000,000	2,078,880
Series 2006 A, Insured: FSA 4.500% 08/01/20	2,000,000	1,920,740
Series 2006 C, Isured: MBIA 5.000% 11/15/18	1,000,000	1,030,540
State General Obligations Total		8,090,883
Tax-Backed Total		42,048,029
Transportation – 4.7%
Airports – 2.6%
RI Economic Development Corp.
Rhode Island Airport Corp., Series 2008 C, Insured: AGO 5.000% 07/01/17	2,245,000	2,282,761
Series 1998 B, Insured: FSA 5.000% 07/01/23	685,000	658,778
Airports Total		2,941,539
Transportation – 2.1%
RI Economic Development Corp.
Grant Anticipation Note, Rhode Island Department Transportation, Series 2003 C, Insured: FSA 5.000% 06/15/14	2,225,000	2,334,604
Transportation Total		2,334,604
Transportation Total		5,276,143
Utilities – 7.1%
Municipal Electric – 1.1%
PR Commonwealth of Puerto Rico Electric Power Authority
Series 1998 EE, Insured: MBIA 5.250% 07/01/15	500,000	504,300

See Accompanying Notes to Financial Statements.

Columbia Rhode Island Intermediate Municipal Bond Fund

October 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2003 NN, Insured: MBIA 5.250% 07/01/19	750,000	713,745
Municipal Electric Total		1,218,045
Water & Sewer – 6.0%
RI Bristol County Water Authority Revenue
Series 1997 A, Insured: MBIA 5.000% 07/01/16	500,000	500,500
RI Kent County Water Authority
Series 2002 A, Insured: MBIA: 5.000% 07/15/15	750,000	770,708
5.000% 07/15/16	1,265,000	1,294,297
RI Narragansett Bay Commission Wastewater System Revenue
Series 2005 A, Insured: MBIA 5.000% 08/01/26	2,500,000	2,378,300
RI Narragansett Bay Commission
Series 2007 A, 5.000% 02/01/32	2,000,000	1,832,740
Water & Sewer Total		6,776,545
Utilities Total		7,994,590
Total Municipal Bonds (cost of $111,633,743)		109,251,060
Investment Company – 0.5%
	Shares
Dreyfus Tax-Exempt Cash Management Fund (7 day yield of 2.260%)	612,398	612,398
Total Investment Company (cost of $612,398)		612,398
Short-Term Obligations – 0.3%
	Par ($)
Variable Rate Demand Notes (c) – 0.3%
CT Health & Educational Facilities Authority
Yale University, Series 2005 Y-2, 0.700% 07/01/35	100,000	100,000

	Par ($)	Value ($)
WI University Hospitals & Clinics Authority
Series 2008 B, LOC: U.S. Bank N.A. 1.200% 04/01/34	200,000	200,000
Variable Rate Demand Notes Total		300,000
Total Short-Term Obligations (cost of $300,000)		300,000
Total Investments – 97.5% (cost of $112,600,889) (d)		110,163,458
Other Assets & Liabilities, Net – 2.5%		2,811,678
Net Assets – 100.0%		112,975,136

Notes to Investment Portfolio:

(a)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(b)  Zero Coupon Bond.

(c)  Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rate at October 31, 2008.

(d)  Cost for federal income tax purposes is $112,546,141.

At October 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	37.2
Refunded/Escrowed	20.5
Education	16.7
Utilities	7.1
Other	6.4
Transportation	4.7
Housing	1.9
Health Care	1.8
Industrials	0.4
96.7
Investment Company	0.5
Short-Term Obligations	0.3
Other Assets & Liabilities, Net	2.5
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AGO	Assured Guaranty Corp.

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

RAD	Radian Asset Assurance, Inc.

SYNC	Syncora Guarantee, Inc.

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Tax-Exempt Bond Funds
October 31, 2008

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Assets
Investments, at cost	205,098,173	2,460,310,931	309,049,797
Investments, at value	197,710,829	2,360,639,855	300,497,738
Cash	7,354,152	32,180,000	10,388,201
Receivable for:
Fund shares sold	439,840	1,609,084	996,868
Interest	2,709,656	38,117,024	4,242,091
Trustees' deferred compensation plan	19,670	99,229	28,134
Expense reimbursement due from investment advisor	71,232	113,714	112,790
Other assets	409	23,734	695
Total Assets	208,305,788	2,432,782,640	316,266,517
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	—	—	—
Fund shares repurchased	117,737	4,901,359	279,910
Distributions	607,425	7,898,668	871,646
Investment advisory fee	82,692	851,804	126,373
Administration fee	11,542	131,096	17,640
Transfer agent fee	10,996	34,878	5,095
Pricing and bookkeeping fees	6,979	28,375	10,856
Trustees' fees	519	252,454	391
Distribution and service fees	10,616	24,032	11,101
Custody fee	2,151	11,744	2,423
Chief compliance officer expenses	56	89	60
Trustees' deferred compensation plan	19,670	99,229	28,134
Other liabilities	55,279	159,084	58,942
Total Liabilities	925,662	14,392,812	1,412,571
Net Assets	207,380,126	2,418,389,828	314,853,946
Net Assets Consist of
Paid-in capital	215,170,105	2,523,201,113	323,680,545
Undistributed net investment income	110,661	1,687,001	53,337
Accumulated net realized loss	(513,296)	(6,827,210)	(327,877)
Net unrealized depreciation on investments	(7,387,344)	(99,671,076)	(8,552,059)
Net Assets	207,380,126	2,418,389,828	314,853,946

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Assets
Investments, at cost	66,149,020	297,605,917	112,600,889
Investments, at value	64,214,100	288,781,636	110,163,458
Cash	1,919,909	49,898	1,875,239
Receivable for:
Fund shares sold	3,835	9,630	1,138
Interest	909,483	4,497,153	1,515,041
Trustees' deferred compensation plan	12,770	16,813	16,861
Expense reimbursement due from investment advisor	32,231	128,868	32,637
Other assets	138	7,338	248
Total Assets	67,092,466	293,491,336	113,604,622
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	500,000	—	—
Fund shares repurchased	88,893	333,518	148,551
Distributions	192,023	875,026	351,713
Investment advisory fee	26,654	119,544	45,666
Administration fee	3,720	11,692	6,374
Transfer agent fee	5,943	2,143	2,642
Pricing and bookkeeping fees	6,021	11,156	5,825
Trustees' fees	471	—	613
Distribution and service fees	3,698	5,194	1,490
Custody fee	1,149	2,456	1,782
Chief compliance officer expenses	55	46	56
Trustees' deferred compensation plan	12,770	16,813	16,861
Other liabilities	51,311	102,995	47,913
Total Liabilities	892,708	1,480,583	629,486
Net Assets	66,199,758	292,010,753	112,975,136
Net Assets Consist of
Paid-in capital	68,228,594	301,657,110	115,543,237
Undistributed net investment income	12,045	105,523	33,654
Accumulated net realized loss	(105,961)	(927,599)	(164,324)
Net unrealized depreciation on investments	(1,934,920)	(8,824,281)	(2,437,431)
Net Assets	66,199,758	292,010,753	112,975,136

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Tax-Exempt Bond Funds
October 31, 2008

	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Class A
Net assets	$12,115,136	$78,125,852	$11,935,782
Shares outstanding	1,204,627	8,124,106	1,205,245
Net asset value per share (a)	$10.06	$9.62	$9.90
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$10.40	$9.94	$10.23
Class B
Net assets	$2,527,914	$5,873,828	$1,439,786
Shares outstanding	251,356	610,804	145,382
Net asset value and offering price per share (a)	$10.06	$9.62	$9.90
Class C
Net assets	$6,203,245	$12,625,355	$4,036,418
Shares outstanding	616,807	1,312,843	407,586
Net asset value and offering price per share (a)	$10.06	$9.62	$9.90
Class T
Net assets	$17,461,346	$10,786,481	$37,689,289
Shares outstanding	1,736,218	1,121,665	3,805,732
Net asset value per share (a)	$10.06	$9.62	$9.90
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$10.56	$10.10	$10.39
Class Z
Net assets	$169,072,485	$2,310,978,312	$259,752,671
Shares outstanding	16,811,281	240,313,634	26,228,708
Net asset value, offering and redemption price per share	$10.06	$9.62	$9.90

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Class A
Net assets	$3,511,628	$4,199,809	$3,246,722
Shares outstanding	367,657	380,894	308,505
Net asset value per share (a)	$9.55	$11.03	$10.52
Maximum sales charge	3.25%	3.25%	3.25%
Maximum offering price per share (b)	$9.87	$11.40	$10.87
Class B
Net assets	$1,150,045	$1,502,896	$306,778
Shares outstanding	120,407	136,308	29,149
Net asset value and offering price per share (a)	$9.55	$11.03	$10.52
Class C
Net assets	$2,582,102	$2,648,638	$917,590
Shares outstanding	270,341	240,224	87,188
Net asset value and offering price per share (a)	$9.55	$11.03	$10.52
Class T
Net assets	$3,847,610	$11,520,000	$9,011,096
Shares outstanding	402,837	1,044,803	856,215
Net asset value per share (a)	$9.55	$11.03	$10.52
Maximum sales charge	4.75%	4.75%	4.75%
Maximum offering price per share (b)	$10.03	$11.58	$11.04
Class Z
Net assets	$55,108,373	$272,139,410	$99,492,950
Shares outstanding	5,769,571	24,681,675	9,453,797
Net asset value, offering and redemption price per share	$9.55	$11.03	$10.52

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Tax-Exempt Bond Funds
For the Year Ended October 31, 2008

	($)	($)	($)
	Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Intermediate Municipal Bond Fund	Columbia Massachusetts Intermediate Municipal Bond Fund
Investment Income
Interest	8,163,191	109,304,909	13,958,095
Dividends	68,223	310,630	39,679
Total Investment Income	8,231,414	109,615,539	13,997,774
Expenses
Investment advisory fee	906,107	10,098,828	1,570,491
Administration fee	126,477	1,647,626	219,214
Distribution fee:
Class B	20,449	45,999	11,635
Class C	40,836	73,802	29,860
Service fee:
Class A	12,990	170,966	22,309
Class B	6,816	14,154	3,879
Class C	13,612	22,708	9,953
Shareholder service fee—Class T	28,331	18,582	61,598
Transfer agent fee	35,034	126,083	40,591
Pricing and bookkeeping fees	84,939	236,697	112,432
Trustees' fees	19,444	102,010	27,089
Custody fee	13,329	76,407	16,869
Audit fee	40,584	44,888	39,765
Registration fees	44,312	18,617	46,734
Reports to shareholders	26,775	121,354	54,203
Chief compliance officer expenses	611	397	679
Other expenses	41,968	280,353	63,264
Total Expenses	1,462,614	13,099,471	2,330,565
Fees waived by Distributor—Class C	(19,057)	(51,094)	(13,935)
Fees waived or expenses reimbursed by investment advisor	(391,465)	(438,887)	(550,364)
Expense reductions	(4,254)	(17,079)	(5,042)
Net Expenses	1,047,838	12,592,411	1,761,224
Net Investment Income	7,183,576	97,023,128	12,236,550
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(186,751)	(2,117,724)	(286,416)
Futures contracts	35,641	509,427	71,114
Net realized gain (loss)	(151,110)	(1,608,297)	(215,302)
Net change in unrealized appreciation (depreciation) on investments	(11,312,779)	(152,317,172)	(14,469,234)
Net Loss	(11,463,889)	(153,925,469)	(14,684,536)
Net Decrease Resulting from Operations	(4,280,313)	(56,902,341)	(2,447,986)

See Accompanying Notes to Financial Statements.

	($)	($)	($)
	Columbia New Jersey Intermediate Municipal Bond Fund	Columbia New York Intermediate Municipal Bond Fund	Columbia Rhode Island Intermediate Municipal Bond Fund
Investment Income
Interest	2,991,738	9,599,553	5,278,247
Dividends	21,558	80,589	19,351
Total Investment Income	3,013,296	9,680,142	5,297,598
Expenses
Investment advisory fee	321,252	1,098,000	563,862
Administration fee	44,841	153,263	78,706
Distribution fee:
Class B	8,926	12,570	2,731
Class C	20,072	16,157	6,673
Service fee:
Class A	8,076	9,128	6,607
Class B	2,975	4,190	910
Class C	6,691	5,386	2,225
Shareholder service fee—Class T	6,407	19,158	—
Transfer agent fee	10,058	16,904	8,112
Pricing and bookkeeping fees	68,629	97,902	71,028
Trustees' fees	16,591	19,970	18,926
Custody fee	7,332	13,681	8,739
Audit fee	35,039	37,539	27,692
Registration fees	50,471	42,049	50,867
Reports to shareholders	36,631	32,628	37,943
Chief compliance officer expenses	1,850	637	644
Other expenses	31,713	43,830	40,234
Total Expenses	677,554	1,622,992	925,899
Fees waived by Distributor—Class C	(9,367)	(7,540)	(3,114)
Fees waived or expenses reimbursed by investment advisor	(287,592)	(409,913)	(318,052)
Expense reductions	(2,177)	(2,738)	(1,351)
Net Expenses	378,418	1,202,801	603,382
Net Investment Income	2,634,878	8,477,341	4,694,216
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investments	(33,551)	82,797	35,120
Futures contracts	7,826	88,584	52,107
Net realized gain (loss)	(25,725)	171,381	87,227
Net change in unrealized appreciation (depreciation) on investments	(3,624,737)	(14,173,089)	(5,799,586)
Net Loss	(3,650,462)	(14,001,708)	(5,712,359)
Net Decrease Resulting from Operations	(1,015,584)	(5,524,367)	(1,018,143)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Tax-Exempt Bond Funds

Increase (Decrease) in Net Assets	Columbia Connecticut Intermediate Municipal Bond Fund		Columbia Intermediate Municipal Bond Fund		Columbia Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)
Operations
Net investment income	7,183,576	6,071,967	97,023,128	93,589,626	12,236,550	10,794,258
Net realized gain (loss) on investments and futures contracts	(151,110)	(187,880)	(1,608,297)	(2,783,084)	(215,302)	(35,730)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(11,312,779)	(2,126,416)	(152,317,172)	(37,328,481)	(14,469,234)	(4,006,310)
Net increase (decrease) resulting from operations	(4,280,313)	3,757,671	(56,902,341)	53,478,061	(2,447,986)	6,752,218
Distributions to Shareholders
From net investment income:
Class A	(185,224)	(221,167)	(3,212,569)	(3,590,205)	(314,030)	(239,582)
Class B	(77,931)	(89,048)	(220,033)	(311,961)	(43,078)	(48,474)
Class C	(174,326)	(161,046)	(403,945)	(383,603)	(124,485)	(130,631)
Class G	—	(4,699)	—	(8,311)	—	—
Class T	(700,158)	(719,048)	(471,517)	(524,380)	(1,488,651)	(1,484,630)
Class Z	(6,041,271)	(4,872,905)	(92,703,384)	(88,757,531)	(10,255,310)	(8,879,772)
From net realized gains:
Class A	—	—	—	—	(2,176)	(9,667)
Class B	—	—	—	—	(493)	(2,997)
Class C	—	—	—	—	(1,189)	(6,186)
Class G	—	—	—	—	—	—
Class T	—	—	—	—	(12,944)	(60,217)
Class Z	—	—	—	—	(81,124)	(315,886)
Total distributions to shareholders	(7,178,910)	(6,067,913)	(97,011,448)	(93,575,991)	(12,323,480)	(11,178,042)
Net Capital Share Transactions	49,942,836	(8,550,319)	242,880,150	(104,062,727)	20,163,292	1,020,774
Net increase (decrease) in net assets	38,483,613	(10,860,561)	88,966,361	(144,160,657)	5,391,826	(3,405,050)
Net Assets
Beginning of period	168,896,513	179,757,074	2,329,423,467	2,473,584,124	309,462,120	312,867,170
End of period	207,380,126	168,896,513	2,418,389,828	2,329,423,467	314,853,946	309,462,120
Undistributed net investment income at end of period	110,661	105,995	1,687,001	1,685,066	53,337	81,822

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia New Jersey Intermediate Municipal Bond Fund		Columbia New York Intermediate Municipal Bond Fund		Columbia Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31,		Year Ended October 31,		Year Ended October 31,
	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)
Operations
Net investment income	2,634,878	2,191,916	8,477,341	5,103,588	4,694,216	4,310,429
Net realized gain (loss) on investments and futures contracts	(25,725)	(27,600)	171,381	(164,109)	87,227	(137,368)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,624,737)	(941,095)	(14,173,089)	(1,546,738)	(5,799,586)	(1,435,450)
Net increase (decrease) resulting from operations	(1,015,584)	1,223,221	(5,524,367)	3,392,741	(1,018,143)	2,737,611
Distributions to Shareholders
From net investment income:
Class A	(120,967)	(59,353)	(125,808)	(66,446)	(98,502)	(36,834)
Class B	(35,740)	(35,800)	(46,205)	(63,508)	(10,936)	(9,696)
Class C	(89,601)	(93,272)	(66,602)	(59,691)	(29,824)	(28,953)
Class G	—	(2,832)	—	(1,178)	—	(5,025)
Class T	(164,338)	(177,311)	(460,687)	(475,447)	(405,504)	(414,923)
Class Z	(2,221,145)	(1,820,231)	(7,763,230)	(4,422,216)	(4,140,499)	(3,806,250)
From net realized gains:
Class A	—	(6,577)	—	(424)	—	(852)
Class B	—	(5,016)	—	(636)	—	(322)
Class C	—	(12,375)	—	(534)	—	(1,056)
Class G	—	(468)	—	(13)	—	(218)
Class T	—	(17,794)	—	(3,130)	—	(10,689)
Class Z	—	(168,325)	—	(25,713)	—	(94,135)
Total distributions to shareholders	(2,631,791)	(2,399,354)	(8,462,532)	(5,118,936)	(4,685,265)	(4,408,953)
Net Capital Share Transactions	4,365,783	2,390,694	156,314,790	9,222,957	2,055,992	(514,528)
Net increase (decrease) in net assets	718,408	1,214,561	142,327,891	7,496,762	(3,647,416)	(2,185,870)
Net Assets
Beginning of period	65,481,350	64,266,789	149,682,862	142,186,100	116,622,552	118,808,422
End of period	66,199,758	65,481,350	292,010,753	149,682,862	112,975,136	116,622,552
Undistributed net investment income at end of period	12,045	14,116	105,523	90,714	33,654	34,262

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Connecticut Intermediate Municipal Bond Fund				Columbia Intermediate Municipal Bond Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007(a)		Year Ended October 31, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,185,308	12,291,366	70,687	750,054	762,780	7,762,097	466,598	4,797,538
Distributions reinvested	4,962	51,874	15,189	161,786	173,229	1,747,705	187,556	1,924,113
Redemptions	(227,141)	(2,261,436)	(549,110)	(5,827,852)	(1,610,469)	(16,315,353)	(1,761,936)	(18,107,865)
Net increase (decrease)	963,129	10,081,804	(463,234)	(4,916,012)	(674,460)	(6,805,551)	(1,107,782)	(11,386,214)
Class B
Subscriptions	21,982	231,632	4,146	44,024	88,019	893,475	65,681	682,730
Distributions reinvested	3,865	40,566	4,433	47,223	11,362	114,716	15,231	156,440
Redemptions	(34,946)	(367,132)	(114,223)	(1,214,383)	(284,480)	(2,885,009)	(459,808)	(4,718,398)
Net decrease	(9,099)	(94,934)	(105,644)	(1,123,136)	(185,099)	(1,876,818)	(378,896)	(3,879,228)
Class C
Subscriptions	180,356	1,891,276	64,598	685,578	449,462	4,531,183	64,354	658,502
Distributions reinvested	9,221	96,685	9,076	96,626	13,458	135,457	13,262	136,037
Redemptions	(42,709)	(452,885)	(201,639)	(2,153,612)	(178,240)	(1,794,071)	(185,134)	(1,902,511)
Net increase (decrease)	146,868	1,535,076	(127,965)	(1,371,408)	284,680	2,872,569	(107,518)	(1,107,972)
Class G
Subscriptions	—	—	—	—	—	—	88	900
Distributions reinvested	—	—	172	1,834	—	—	339	3,494
Redemptions	—	—	(23,711)	(249,786)	—	—	(39,766)	(403,992)
Net decrease	—	—	(23,539)	(247,952)	—	—	(39,339)	(399,598)
Class T
Subscriptions	3,148	33,324	23,320	245,334	3,613	36,386	36,584	370,436
Distributions reinvested	42,273	443,744	42,878	456,660	37,544	379,009	41,340	424,089
Redemptions	(168,431)	(1,773,397)	(313,491)	(3,337,280)	(208,373)	(2,091,503)	(233,032)	(2,390,051)
Net decrease	(123,010)	(1,296,329)	(247,293)	(2,635,286)	(167,216)	(1,676,108)	(155,108)	(1,595,526)
Class Z
Subscriptions	5,907,090	62,290,945	2,029,787	21,592,099	33,179,886	336,944,459	31,387,219	322,058,299
Issued in connection with merger	—	—	—	—	36,795,116	374,435,646	—	—
Distributions reinvested	28,221	296,980	24,222	257,615	436,777	4,405,036	373,785	3,833,674
Redemptions	(2,189,985)	(22,870,706)	(1,888,346)	(20,106,239)	(46,154,154)	(465,419,083)	(40,141,309)	(411,586,162)
Net increase (decrease)	3,745,326	39,717,219	165,663	1,743,475	24,257,625	250,366,058	(8,380,305)	(85,694,189)

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Massachusetts Intermediate Municipal Bond Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	746,892	7,714,968	219,378	2,273,585
Distributions reinvested	23,747	243,505	17,148	177,949
Redemptions	(233,450)	(2,432,020)	(292,570)	(3,038,288)
Net increase (decrease)	537,189	5,526,453	(56,044)	(586,754)
Class B
Subscriptions	8,569	88,446	124	1,284
Distributions reinvested	3,201	32,942	3,706	38,482
Redemptions	(25,799)	(262,951)	(82,134)	(856,265)
Net decrease	(14,029)	(141,563)	(78,304)	(816,499)
Class C
Subscriptions	88,218	919,403	66,732	694,335
Distributions reinvested	6,745	69,379	7,921	82,241
Redemptions	(53,759)	(557,837)	(181,998)	(1,875,590)
Net increase (decrease)	41,204	430,945	(107,345)	(1,099,014)
Class G
Subscriptions	—	—	—	—
Distributions reinvested	—	—	1,490	15,489
Redemptions	—	—	(76,064)	(777,966)
Net decrease	—	—	(74,574)	(762,477)
Class T
Subscriptions	50,579	529,883	118,337	1,217,166
Distributions reinvested	114,142	1,174,651	115,738	1,200,953
Redemptions	(462,260)	(4,732,706)	(586,906)	(6,100,434)
Net decrease	(297,539)	(3,028,172)	(352,831)	(3,682,315)
Class Z
Subscriptions	5,714,637	59,383,887	4,928,447	51,060,834
Issued in connection with merger	—	—	—	—
Distributions reinvested	34,748	358,484	32,388	337,150
Redemptions	(4,124,569)	(42,366,742)	(4,188,713)	(43,430,151)
Net increase (decrease)	1,624,816	17,375,629	772,122	7,967,833

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia New Jersey Intermediate Municipal Bond Fund				Columbia New York Intermediate Municipal Bond Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007(a)		Year Ended October 31, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	142,658	1,422,795	174,455	1,765,582	570,779	6,634,385	62,235	723,698
Distributions reinvested	9,696	96,369	4,873	49,430	5,051	57,658	3,459	40,003
Redemptions	(83,059)	(831,945)	(121,846)	(1,243,208)	(357,353)	(4,064,654)	(119,718)	(1,392,066)
Net increase (decrease)	69,295	687,219	57,482	571,804	218,477	2,627,389	(54,024)	(628,365)
Class B
Subscriptions	22,224	224,718	12,325	126,791	8,981	103,898	619	7,201
Distributions reinvested	2,575	25,611	3,001	30,443	2,402	27,485	3,293	38,110
Redemptions	(28,859)	(287,414)	(38,785)	(392,918)	(31,378)	(359,454)	(101,384)	(1,168,474)
Net increase (decrease)	(4,060)	(37,085)	(23,459)	(235,684)	(19,995)	(228,071)	(97,472)	(1,123,163)
Class C
Subscriptions	60,462	598,624	28,402	286,850	110,495	1,263,805	44,996	519,313
Distributions reinvested	4,178	41,581	4,902	49,711	4,122	47,085	3,585	41,477
Redemptions	(102,793)	(1,035,802)	(133,248)	(1,361,688)	(49,371)	(573,490)	(91,362)	(1,057,987)
Net increase (decrease)	(38,153)	(395,597)	(99,944)	(1,025,127)	65,246	737,400	(42,781)	(497,197)
Class G
Subscriptions	—	—	—	—	—	—	86	1,000
Distributions reinvested	—	—	58	590	—	—	100	1,157
Redemptions	—	—	(13,854)	(138,370)	—	—	(4,985)	(56,852)
Net decrease	—	—	(13,796)	(137,780)	—	—	(4,799)	(54,695)
Class T
Subscriptions	820	8,210	14,906	148,910	3,412	39,214	18,730	215,334
Distributions reinvested	14,320	142,504	16,041	162,607	31,007	354,764	32,167	372,049
Redemptions	(112,202)	(1,133,079)	(65,896)	(665,774)	(166,051)	(1,898,291)	(126,888)	(1,462,098)
Net decrease	(97,062)	(982,365)	(34,949)	(354,257)	(131,632)	(1,504,313)	(75,991)	(874,715)
Class Z
Subscriptions	1,522,626	15,296,862	1,359,644	13,762,992	3,628,383	41,630,556	2,824,975	32,616,630
Proceeds received in connection with merger	—	—	—	—	12,980,728	149,608,565	—	—
Distributions reinvested	9,733	97,004	9,626	97,630	63,950	729,833	28,982	335,240
Redemptions	(1,030,214)	(10,300,255)	(1,017,606)	(10,288,884)	(3,292,910)	(37,286,569)	(1,775,616)	(20,550,778)
Net increase	502,145	5,093,611	351,664	3,571,738	13,380,151	154,682,385	1,078,341	12,401,092

(a)  Class G shares reflect activity for the period November 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Rhode Island Intermediate Municipal Bond Fund
	Year Ended October 31, 2008		Year Ended October 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	221,465	2,462,390	26,619	296,135
Distributions reinvested	8,407	91,495	2,945	32,609
Redemptions	(23,685)	(254,858)	(14,590)	(162,210)
Net increase (decrease)	206,187	2,299,027	14,974	166,534
Class B
Subscriptions	9,848	108,599	2,800	30,462
Distributions reinvested	372	4,057	381	4,243
Redemptions	(8,521)	(92,835)	(32,700)	(366,122)
Net increase (decrease)	1,699	19,821	(29,519)	(331,417)
Class C
Subscriptions	21,192	235,053	1,998	22,237
Distributions reinvested	1,224	13,350	1,285	14,258
Redemptions	(9,937)	(106,856)	(50,415)	(562,691)
Net increase (decrease)	12,479	141,547	(47,132)	(526,196)
Class G
Subscriptions	—	—	—	—
Distributions reinvested	—	—	342	3,791
Redemptions	—	—	(21,641)	(236,413)
Net decrease	—	—	(21,299)	(232,622)
Class T
Subscriptions	4,397	48,210	32,289	354,246
Distributions reinvested	26,726	292,153	29,701	329,084
Redemptions	(157,222)	(1,730,642)	(139,784)	(1,552,516)
Net decrease	(126,099)	(1,390,279)	(77,794)	(869,186)
Class Z
Subscriptions	1,061,333	11,690,278	1,058,954	11,730,539
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	12,550	137,290	12,739	141,435
Redemptions	(989,737)	(10,841,692)	(956,823)	(10,593,615)
Net increase	84,146	985,876	114,870	1,278,359

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99
Income from Investment Operations:
Net investment income (a)	0.37		0.36	0.36	0.37		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.55)		(0.15)	0.07	(0.35)		0.07
Total from Investment Operations	(0.18)		0.21	0.43	0.02		0.41
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.35)	(0.36)	(0.37)		(0.36)
Net Asset Value, End of Period	$10.06		$10.62	$10.76	$10.69		$11.04
Total return (b)	(1.80	)%(c)	2.03%	4.13%	0.15	%(c)	3.76%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.75%		1.06%	1.00%	0.94%		1.05%
Waiver/Reimbursement	0.21%		—	—	—	%(e)	—
Net investment income (d)	3.55%		3.35%	3.41%	3.38%		3.13%
Portfolio turnover rate	4%		10%	10%	9%		16%
Net assets, end of period (000's)	$12,115		$2,566	$7,586	$10,701		$13,173

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99
Income from Investment Operations:
Net investment income (a)	0.30		0.28	0.28	0.29		0.26
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)		(0.15)	0.07	(0.35)		0.06
Total from Investment Operations	(0.26)		0.13	0.35	(0.06)		0.32
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.27)	(0.28)	(0.29)		(0.27)
Net Asset Value, End of Period	$10.06		$10.62	$10.76	$10.69		$11.04
Total return (b)	(2.52	)%(c)	1.27%	3.35%	(0.60	)%(c)	2.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.50%		1.81%	1.75%	1.69%		1.80%
Waiver/Reimbursement	0.21%		—	—	—	%(e)	—
Net investment income (d)	2.86%		2.58%	2.66%	2.63%		2.38%
Portfolio turnover rate	4%		10%	10%	9%		16%
Net assets, end of period (000's)	$2,528		$2,767	$3,941	$5,039		$6,036

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.62	$10.76	$10.69	$11.04	$10.99
Income from Investment Operations:
Net investment income (a)	0.34	0.31	0.32	0.32	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)	(0.14)	0.07	(0.35)	0.06
Total from Investment Operations	(0.22)	0.17	0.39	(0.03)	0.36
Less Distributions to Shareholders:
From net investment income	(0.34)	(0.31)	(0.32)	(0.32)	(0.31)
Net Asset Value, End of Period	$10.06	$10.62	$10.76	$10.69	$11.04
Total return (b)(c)	(2.18)%	1.63%	3.72%	(0.25)%	3.35%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.15%	1.46%	1.40%	1.34%	1.45%
Waiver/Reimbursement	0.56%	0.35%	0.35%	0.35%	0.35%
Net investment income (d)	3.20%	2.93%	3.01%	2.98%	2.73%
Portfolio turnover rate	4%	10%	10%	9%	16%
Net assets, end of period (000's)	$6,203	$4,993	$6,436	$8,780	$11,408

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99
Income from Investment Operations:
Net investment income (a)	0.39		0.37	0.37	0.38		0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)		(0.15)	0.07	(0.35)		0.06
Total from Investment Operations	(0.17)		0.22	0.44	0.03		0.42
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.36)	(0.37)	(0.38)		(0.37)
Net Asset Value, End of Period	$10.06		$10.62	$10.76	$10.69		$11.04
Total return (b)	(1.68	)%(c)	2.14%	4.23%	0.25	%(c)	3.87%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.65%		0.96%	0.90%	0.84%		0.95%
Waiver/Reimbursement	0.21%		—	—	—	%(e)	—
Net investment income (d)	3.71%		3.43%	3.51%	3.48%		3.23%
Portfolio turnover rate	4%		10%	10%	9%		16%
Net assets, end of period (000's)	$17,461		$19,753	$22,676	$25,418		$32,609

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Connecticut Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.62		$10.76	$10.69	$11.04		$10.99
Income from Investment Operations:
Net investment income (a)	0.41		0.38	0.39	0.39		0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)		(0.14)	0.07	(0.35)		0.06
Total from Investment Operations	(0.15)		0.24	0.46	0.04		0.43
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.38)	(0.39)	(0.39)		(0.38)
Net Asset Value, End of Period	$10.06		$10.62	$10.76	$10.69		$11.04
Total return (b)	(1.53	)%(c)	2.29%	4.39%	0.40	%(c)	4.02%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.50%		0.81%	0.75%	0.69%		0.80%
Waiver/Reimbursement	0.21%		—	—	—	%(e)	—
Net investment income (d)	3.86%		3.58%	3.65%	3.63%		3.38%
Portfolio turnover rate	4%		10%	10%	9%		16%
Net assets, end of period (000's)	$169,072		$138,817	$138,865	$134,144		$132,227

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008	2007	2006	2005 (a)	2004
Net Asset Value, Beginning of Period	$10.22	$10.39	$10.31	$10.72	$10.65
Income from Investment Operations:
Net investment income (b)	0.38	0.38	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.60)	(0.17)	0.10	(0.33)	0.08
Total from Investment Operations	(0.22)	0.21	0.48	0.05	0.46
Less Distributions to Shareholders:
From net investment income	(0.38)	(0.38)	(0.38)	(0.39)	(0.38)
From net realized gains	—	—	(0.02)	(0.07)	(0.01)
Total Distributions to Shareholders	(0.38)	(0.38)	(0.40)	(0.46)	(0.39)
Net Asset Value, End of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Total return (c)(d)	(2.25)%	2.08%	4.76%	0.45%	4.44%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.70%	0.70%	0.70%	0.81%	0.93%
Waiver/Reimbursement	0.02%	0.02%	0.05%	0.01%	—	%(f)
Net investment income (e)	3.76%	3.72%	3.74%	3.67%	3.62%
Portfolio turnover rate	14%	25%	18%	21%	16%
Net assets, end of period (000's)	$78,126	$89,905	$102,899	$70,711	$22,479

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008	2007	2006	2005 (a)	2004
Net Asset Value, Beginning of Period	$10.22	$10.39	$10.31	$10.72	$10.65
Income from Investment Operations:
Net investment income (b)	0.32	0.32	0.32	0.32	0.31
Net realized and unrealized gain (loss) on investments and futures contracts	(0.60)	(0.18)	0.09	(0.34)	0.08
Total from Investment Operations	(0.28)	0.14	0.41	(0.02)	0.39
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.31)	(0.31)	(0.32)	(0.31)
From net realized gains	—	—	(0.02)	(0.07)	(0.01)
Total Distributions to Shareholders	(0.32)	(0.31)	(0.33)	(0.39)	(0.32)
Net Asset Value, End of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Total return (c)(d)	(2.88)%	1.42%	4.09%	(0.20)%	3.76%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.35%	1.35%	1.35%	1.46%	1.58%
Waiver/Reimbursement	0.02%	0.02%	0.05%	0.01%	0.01%
Net investment income (e)	3.11%	3.07%	3.10%	3.02%	2.98%
Portfolio turnover rate	14%	25%	18%	21%	16%
Net assets, end of period (000's)	$5,874	$8,133	$12,203	$7,040	$2,605

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005 (a)	2004
Net Asset Value, Beginning of Period	$10.22	$10.39	$10.31	$10.72	$10.65
Income from Investment Operations:
Net investment income (b)	0.36	0.36	0.36	0.36	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.60)	(0.17)	0.10	(0.33)	0.08
Total from Investment Operations	(0.24)	0.19	0.46	0.03	0.44
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.36)	(0.36)	(0.37)	(0.36)
From net realized gains	—	—	(0.02)	(0.07)	(0.01)
Total Distributions to Shareholders	(0.36)	(0.36)	(0.38)	(0.44)	(0.37)
Net Asset Value, End of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Total return (c)(d)	(2.45)%	1.88%	4.55%	0.25%	4.23%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.90%	0.90%	0.90%	1.01%	1.13%
Waiver/Reimbursement	0.47%	0.47%	0.50%	0.46%	0.45%
Net investment income (e)	3.56%	3.52%	3.55%	3.47%	3.42%
Portfolio turnover rate	14%	25%	18%	21%	16%
Net assets, end of period (000's)	$12,625	$10,506	$11,796	$8,318	$3,034

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2008	2007 (a)	2006	2005 (b)	2004
Net Asset Value, Beginning of Period	$10.22	$10.39	$10.31	$10.72	$10.65
Income from Investment Operations:
Net investment income (c)	0.39	0.39	0.39	0.39	0.39
Net realized and unrealized gain (loss) on investments and futures contracts	(0.60)	(0.17)	0.10	(0.34)	0.08
Total from Investment Operations	(0.21)	0.22	0.49	0.05	0.47
Less Distributions to Shareholders:
From net investment income	(0.39)	(0.39)	(0.39)	(0.39)	(0.39)
From net realized gains	—	—	(0.02)	(0.07)	(0.01)
Total Distributions to Shareholders	(0.39)	(0.39)	(0.41)	(0.46)	(0.40)
Net Asset Value, End of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Total return (d)(e)	(2.20)%	2.14%	4.81%	0.50%	4.49%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.65%	0.65%	0.65%	0.76%	0.88%
Waiver/Reimbursement	0.02%	0.02%	0.05%	0.01%	—	%(g)
Net investment income (f)	3.81%	3.77%	3.80%	3.72%	3.67%
Portfolio turnover rate	14%	25%	18%	21%	16%
Net assets, end of period (000's)	$10,786	$13,170	$14,998	$17,261	$20,125

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(c)  Per share data was calculated using the average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2008	2007	2006	2005 (a)	2004
Net Asset Value, Beginning of Period	$10.22	$10.39	$10.31	$10.72	$10.66
Income from Investment Operations:
Net investment income (b)	0.40	0.40	0.40	0.40	0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.60)	(0.17)	0.10	(0.33)	0.07
Total from Investment Operations	(0.20)	0.23	0.50	0.07	0.48
Less Distributions to Shareholders:
From net investment income	(0.40)	(0.40)	(0.40)	(0.41)	(0.41)
From net realized gains	—	—	(0.02)	(0.07)	(0.01)
Total Distributions to Shareholders	(0.40)	(0.40)	(0.42)	(0.48)	(0.42)
Net Asset Value, End of Period	$9.62	$10.22	$10.39	$10.31	$10.72
Total return (c)(d)	(2.05)%	2.29%	4.97%	0.65%	4.55%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50%	0.50%	0.50%	0.61%	0.72%
Waiver/Reimbursement	0.02%	0.02%	0.05%	0.01%	—	%(f)
Net investment income (e)	3.96%	3.92%	3.94%	3.87%	3.83%
Portfolio turnover rate	14%	25%	18%	21%	16%
Net assets, end of period (000's)	$2,310,978	$2,207,710	$2,331,279	$2,063,124	$476,484

(a)  On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was renamed Columbia Intermediate Municipal Bond Fund.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82
Income from Investment Operations:
Net investment income (a)	0.36		0.34	0.35	0.37		0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.44)		(0.14)	0.09	(0.35)		0.05
Total from Investment Operations	(0.08)		0.20	0.44	0.02		0.41
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.34)	(0.35)	(0.37)		(0.36)
From net realized gains	—	(b)	(0.01)	(0.08)	(0.03)		—
Total Distributions to Shareholders	(0.37)		(0.35)	(0.43)	(0.40)		(0.36)
Net Asset Value, End of Period	$9.90		$10.35	$10.50	$10.49		$10.87
Total return (c)	(0.88	)%(d)	2.00%	4.33%	0.18	%(d)	3.91%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.75%		0.99%	0.95%	0.91%		0.98%
Waiver/Reimbursement	0.17%		—	—	—	%(f)	—
Net investment income (e)	3.51%		3.29%	3.39%	3.43%		3.37%
Portfolio turnover rate	10%		15%	18%	15%		12%
Net assets, end of period (000's)	$11,936		$6,914	$7,603	$8,332		$10,460

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82
Income from Investment Operations:
Net investment income (a)	0.29		0.26	0.27	0.29		0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.45)		(0.13)	0.09	(0.35)		0.05
Total from Investment Operations	(0.16)		0.13	0.36	(0.06)		0.33
Less Distributions to Shareholders:
From net investment income	(0.29)		(0.27)	(0.27)	(0.29)		(0.28)
From net realized gains	—	(b)	(0.01)	(0.08)	(0.03)		—
Total Distributions to Shareholders	(0.29)		(0.28)	(0.35)	(0.32)		(0.28)
Net Asset Value, End of Period	$9.90		$10.35	$10.50	$10.49		$10.87
Total return (c)	(1.61	)%(d)	1.24%	3.55%	(0.57	)%(d)	3.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.50%		1.74%	1.70%	1.66%		1.73%
Waiver/Reimbursement	0.17%		—	—	—	%(f)	—
Net investment income (e)	2.78%		2.55%	2.64%	2.67%		2.62%
Portfolio turnover rate	10%		15%	18%	15%		12%
Net assets, end of period (000's)	$1,440		$1,650	$2,496	$3,220		$3,790

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.35	$10.50	$10.49	$10.87	$10.82
Income from Investment Operations:
Net investment income (a)	0.32	0.30	0.31	0.32	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.44)	(0.14)	0.09	(0.34)	0.05
Total from Investment Operations	(0.12)	0.16	0.40	(0.02)	0.37
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.30)	(0.31)	(0.33)	(0.32)
From net realized gains	— (b)	(0.01)	(0.08)	(0.03)	—
Total Distributions to Shareholders	(0.33)	(0.31)	(0.39)	(0.36)	(0.32)
Net Asset Value, End of Period	$9.90	$10.35	$10.50	$10.49	$10.87
Total return (c)(d)	(1.27)%	1.59%	3.91%	(0.22)%	3.49%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.15%	1.39%	1.35%	1.31%	1.38%
Waiver/Reimbursement	0.52%	0.35%	0.35%	0.35%	0.35%
Net investment income (e)	3.13%	2.89%	2.99%	3.02%	2.97%
Portfolio turnover rate	10%	15%	18%	15%	12%
Net assets, end of period (000's)	$4,036	$3,792	$4,974	$6,866	$7,666

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82
Income from Investment Operations:
Net investment income (b)	0.38		0.35	0.36	0.38		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.45)		(0.13)	0.09	(0.35)		0.05
Total from Investment Operations	(0.07)		0.22	0.45	0.03		0.43
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.36)	(0.36)	(0.38)		(0.38)
From net realized gains	—	(c)	(0.01)	(0.08)	(0.03)		—
Total Distributions to Shareholders	(0.38)		(0.37)	(0.44)	(0.41)		(0.38)
Net Asset Value, End of Period	$9.90		$10.35	$10.50	$10.49		$10.87
Total return (d)	(0.77	)%(e)	2.10%	4.43%	0.28	%(e)	4.01%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.65%		0.89%	0.85%	0.81%		0.88%
Waiver/Reimbursement	0.17%		—	—	—	%(g)	—
Net investment income (f)	3.63%		3.40%	3.49%	3.52%		3.47%
Portfolio turnover rate	10%		15%	18%	15%		12%
Net assets, end of period (000's)	$37,689		$42,468	$46,787	$54,474		$64,229

(a)  On August 8, 2007, the Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Massachusetts Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.35		$10.50	$10.49	$10.87		$10.82
Income from Investment Operations:
Net investment income (a)	0.39		0.37	0.38	0.39		0.39
Net realized and unrealized gain (loss) on investments and futures contracts	(0.45)		(0.14)	0.09	(0.34)		0.05
Total from Investment Operations	(0.06)		0.23	0.47	0.05		0.44
Less Distributions to Shareholders:
From net investment income	(0.39)		(0.37)	(0.38)	(0.40)		(0.39)
From net realized gains	—	(b)	(0.01)	(0.08)	(0.03)		—
Total Distributions to Shareholders	(0.39)		(0.38)	(0.46)	(0.43)		(0.39)
Net Asset Value, End of Period	$9.90		$10.35	$10.50	$10.49		$10.87
Total return (c)	(0.62	)%(d)	2.25%	4.59%	0.43	%(d)	4.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50%		0.74%	0.70%	0.66%		0.73%
Waiver/Reimbursement	0.17%		—	—	—	%(f)	—
Net investment income (e)	3.78%		3.55%	3.64%	3.67%		3.62%
Portfolio turnover rate	10%		15%	18%	15%		12%
Net assets, end of period (000's)	$259,753		$254,639	$250,224	$247,122		$252,741

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50
Income from Investment Operations:
Net investment income (a)	0.37		0.33	0.34	0.35		0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.10	(0.30)		0.10
Total from Investment Operations	(0.16)		0.18	0.44	0.05		0.43
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.33)	(0.34)	(0.35)		(0.33)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)
Total Distributions to Shareholders	(0.37)		(0.36)	(0.41)	(0.39)		(0.36)
Net Asset Value, End of Period	$9.55		$10.08	$10.26	$10.23		$10.57
Total return (b)	(1.64	)%(c)	1.84%	4.41%	0.44	%(c)	4.20	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.75%		1.25%	1.18%	1.06%		1.13%
Waiver/Reimbursement	0.43%		—	—	—	%(e)	—	%(e)
Net investment income (d)	3.75%		3.28%	3.36%	3.33%		3.17%
Portfolio turnover rate	6%		6%	3%	14%		12%
Net assets, end of period (000's)	$3,512		$3,007	$2,472	$3,909		$3,819

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50
Income from Investment Operations:
Net investment income (a)	0.30		0.26	0.27	0.27		0.25
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.09	(0.30)		0.10
Total from Investment Operations	(0.23)		0.11	0.36	(0.03)		0.35
Less Distributions to Shareholders:
From net investment income	(0.30)		(0.26)	(0.26)	(0.27)		(0.25)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)
Total Distributions to Shareholders	(0.30)		(0.29)	(0.33)	(0.31)		(0.28)
Net Asset Value, End of Period	$9.55		$10.08	$10.26	$10.23		$10.57
Total return (b)	(2.36	)%(c)	1.08%	3.63%	(0.30	)%(c)	3.41	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.50%		2.00%	1.93%	1.81%		1.89%
Waiver/Reimbursement	0.43%		—	—	—	%(e)	—	%(e)
Net investment income (d)	3.01%		2.53%	2.62%	2.58%		2.41%
Portfolio turnover rate	6%		6%	3%	14%		12%
Net assets, end of period (000's)	$1,150		$1,254	$1,518	$1,873		$1,998

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.08	$10.26	$10.23	$10.57	$10.50
Income from Investment Operations:
Net investment income (a)	0.34	0.29	0.30	0.30	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.54)	(0.15)	0.10	(0.29)	0.10
Total from Investment Operations	(0.20)	0.14	0.40	0.01	0.39
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.29)	(0.30)	(0.31)	(0.29)
From net realized gains	—	(0.03)	(0.07)	(0.04)	(0.03)
Total Distributions to Shareholders	(0.33)	(0.32)	(0.37)	(0.35)	(0.32)
Net Asset Value, End of Period	$9.55	$10.08	$10.26	$10.23	$10.57
Total return (b)(c)	(2.02)%	1.44%	3.99%	0.04%	3.79%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.15%	1.65%	1.58%	1.46%	1.53%
Waiver/Reimbursement	0.78%	0.35%	0.35%	0.35%	0.35%
Net investment income (d)	3.36%	2.88%	2.96%	2.92%	2.77%
Portfolio turnover rate	6%	6%	3%	14%	12%
Net assets, end of period (000's)	$2,582	$3,108	$4,192	$4,590	$4,389

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50
Income from Investment Operations:
Net investment income (b)	0.39		0.34	0.35	0.36		0.34
Net realized and unrealized gain (loss) on investments and futures contracts	(0.54)		(0.14)	0.10	(0.30)		0.10
Total from Investment Operations	(0.15)		0.20	0.45	0.06		0.44
Less Distributions to Shareholders:
From net investment income	(0.38)		(0.35)	(0.35)	(0.36)		(0.34)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)
Total Distributions to Shareholders	(0.38)		(0.38)	(0.42)	(0.40)		(0.37)
Net Asset Value, End of Period	$9.55		$10.08	$10.26	$10.23		$10.57
Total return (c)	(1.53	)%(d)	1.94%	4.51%	0.55	%(d)	4.30	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.65%		1.15%	1.08%	0.96%		1.04%
Waiver/Reimbursement	0.43%		—	—	—	%(f)	—	%(f)
Net investment income (e)	3.85%		3.38%	3.46%	3.43%		3.26%
Portfolio turnover rate	6%		6%	3%	14%		12%
Net assets, end of period (000's)	$3,848		$5,037	$5,489	$6,484		$7,192

(a)  On August 8,2007 Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New Jersey Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$10.08		$10.26	$10.23	$10.57		$10.50
Income from Investment Operations:
Net investment income (a)	0.40		0.36	0.37	0.37		0.36
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.09	(0.30)		0.10
Total from Investment Operations	(0.13)		0.21	0.46	0.07		0.46
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.36)	(0.36)	(0.37)		(0.36)
From net realized gains	—		(0.03)	(0.07)	(0.04)		(0.03)
Total Distributions to Shareholders	(0.40)		(0.39)	(0.43)	(0.41)		(0.39)
Net Asset Value, End of Period	$9.55		$10.08	$10.26	$10.23		$10.57
Total return (b)	(1.38	)%(c)	2.10%	4.67%	0.70	%(c)	4.47	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.50%		1.00%	0.93%	0.81%		0.88%
Waiver/Reimbursement	0.43%		—	—	—	%(e)	—	%(e)
Net investment income (d)	4.00%		3.52%	3.61%	3.58%		3.42%
Portfolio turnover rate	6%		6%	3%	14%		12%
Net assets, end of period (000's)	$55,108		$53,075	$50,453	$58,181		$66,764

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87
Income from Investment Operations:
Net investment income (a)	0.40		0.38	0.38	0.39		0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.51)		(0.14)	0.08	(0.36)		0.13
Total from Investment Operations	(0.11)		0.24	0.46	0.03		0.50
Less Distributions to Shareholders:
From net investment income	(0.40)		(0.38)	(0.38)	(0.39)		(0.37)
From net realized gains	—		— (b)	(0.01)	(0.01)		(0.02)
Total Distributions to Shareholders	(0.40)		(0.38)	(0.39)	(0.40)		(0.39)
Net Asset Value, End of Period	$11.03		$11.54	$11.68	$11.61		$11.98
Total return (c)	(1.02	)%(d)	2.12%	4.04%	0.22	%(d)	4.24	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.75%		1.07%	1.06%	0.97%		1.11%
Waiver/Reimbursement	0.18%		—	—	—	%(f)	—	%(f)
Net investment income (e)	3.44%		3.30%	3.30%	3.26%		3.06%
Portfolio turnover rate	9%		9%	4%	4%		11%
Net assets, end of period (000's)	$4,200		$1,874	$2,529	$2,858		$5,836

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87
Income from Investment Operations:
Net investment income (a)	0.32		0.30	0.30	0.30		0.28
Net realized and unrealized gain (loss) on investments and futures contracts	(0.51)		(0.14)	0.07	(0.36)		0.13
Total from Investment Operations	(0.19)		0.16	0.37	(0.06)		0.41
Less Distributions to Shareholders:
From net investment income	(0.32)		(0.30)	(0.29)	(0.30)		(0.28)
From net realized gains	—		— (b)	(0.01)	(0.01)		(0.02)
Total Distributions to Shareholders	(0.32)		(0.30)	(0.30)	(0.31)		(0.30)
Net Asset Value, End of Period	$11.03		$11.54	$11.68	$11.61		$11.98
Total return (c)	(1.74	)%(d)	1.36%	3.27%	(0.53	)%(d)	3.46	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.50%		1.82%	1.81%	1.72%		1.86%
Waiver/Reimbursement	0.18%		—	—	—	%(f)	—	%(f)
Net investment income (e)	2.77%		2.55%	2.55%	2.52%		2.31%
Portfolio turnover rate	9%		9%	4%	4%		11%
Net assets, end of period (000's)	$1,503		$1,804	$2,965	$3,586		$4,295

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.54	$11.68	$11.61	$11.98	$11.87
Income from Investment Operations:
Net investment income (a)	0.36	0.33	0.34	0.34	0.32
Net realized and unrealized gain (loss) on investments and futures contracts	(0.51)	(0.13)	0.07	(0.36)	0.13
Total from Investment Operations	(0.15)	0.20	0.41	(0.02)	0.45
Less Distributions to Shareholders:
From net investment income	(0.36)	(0.34)	(0.33)	(0.34)	(0.32)
From net realized gains	—	— (b)	(0.01)	(0.01)	(0.02)
Total Distributions to Shareholders	(0.36)	(0.34)	(0.34)	(0.35)	(0.34)
Net Asset Value, End of Period	$11.03	$11.54	$11.68	$11.61	$11.98
Total return (c)(d)	(1.40)%	1.71%	3.63%	(0.18)%	3.82%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.15%	1.47%	1.46%	1.37%	1.51%
Waiver/Reimbursement	0.53%	0.35%	0.35%	0.35%	0.35%
Net investment income (e)	3.09%	2.89%	2.91%	2.84%	2.66%
Portfolio turnover rate	9%	9%	4%	4%	11%
Net assets, end of period (000's)	$2,649	$2,019	$2,544	$3,360	$2,790

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87
Income from Investment Operations:
Net investment income (b)	0.42		0.39	0.39	0.40		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.52)		(0.14)	0.08	(0.36)		0.13
Total from Investment Operations	(0.10)		0.25	0.47	0.04		0.51
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.39)	(0.39)	(0.40)		(0.38)
From net realized gains	—		— (c)	(0.01)	(0.01)		(0.02)
Total Distributions to Shareholders	(0.41)		(0.39)	(0.40)	(0.41)		(0.40)
Net Asset Value, End of Period	$11.03		$11.54	$11.68	$11.61		$11.98
Total return (d)	(0.90	)%(e)	2.22%	4.15%	0.32	%(e)	4.34	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	0.65%		0.97%	0.96%	0.87%		1.01%
Waiver/Reimbursement	0.18%		—	—	—	%(g)	—	%(g)
Net investment income (f)	3.62%		3.40%	3.41%	3.36%		3.16%
Portfolio turnover rate	9%		9%	4%	4%		11%
Net assets, end of period (000's)	$11,520		$13,575	$14,634	$17,943		$21,584

(a)  On August 8, 2007 Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia New York Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$11.54		$11.68	$11.61	$11.98		$11.87
Income from Investment Operations:
Net investment income (a)	0.42		0.41	0.41	0.42		0.40
Net realized and unrealized gain (loss) on investments and futures contracts	(0.50)		(0.14)	0.08	(0.36)		0.13
Total from Investment Operations	(0.08)		0.27	0.49	0.06		0.53
Less Distributions to Shareholders:
From net investment income	(0.43)		(0.41)	(0.41)	(0.42)		(0.40)
From net realized gains	—		— (b)	(0.01)	(0.01)		(0.02)
Total Distributions to Shareholders	(0.43)		(0.41)	(0.42)	(0.43)		(0.42)
Net Asset Value, End of Period	$11.03		$11.54	$11.68	$11.61		$11.98
Total return (c)	(0.75	)%(d)	2.37%	4.30%	0.47	%(d)	4.51	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50%		0.82%	0.81%	0.72%		0.85%
Waiver/Reimbursement	0.18%		—	—	—	%(f)	—	%(f)
Net investment income (e)	3.73%		3.55%	3.55%	3.51%		3.32%
Portfolio turnover rate	9%		9%	4%	4%		11%
Net assets, end of period (000's)	$272,139		$130,411	$119,457	$105,300		$91,408

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class A Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48
Income from Investment Operations:
Net investment income (a)	0.41		0.38	0.40	0.40		0.38
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.04	(0.33)		0.06
Total from Investment Operations	(0.12)		0.23	0.44	0.07		0.44
Less Distributions to Shareholders:
From net investment income	(0.41)		(0.38)	(0.40)	(0.40)		(0.38)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—
Total Distributions to Shareholders	(0.41)		(0.39)	(0.43)	(0.41)		(0.38)
Net Asset Value, End of Period	$10.52		$11.05	$11.21	$11.20		$11.54
Total return (b)	(1.16	)%(c)	2.11%	3.98%	0.63	%(c)	3.90%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.75%		1.11%	1.02%	0.97%		1.06%
Waiver/Reimbursement	0.27%		—	—	—	%(e)	—
Net investment income (d)	3.71%		3.44%	3.57%	3.50%		3.33%
Portfolio turnover rate	14%		11%	10%	12%		11%
Net assets, end of period (000's)	$3,247		$1,130	$979	$1,544		$865

(a)  Per share data was calculated using the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions has an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class B Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48
Income from Investment Operations:
Net investment income (a)	0.33		0.30	0.31	0.31		0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.04	(0.32)		0.06
Total from Investment Operations	(0.20)		0.15	0.35	(0.01)		0.35
Less Distributions to Shareholders:
From net investment income	(0.33)		(0.30)	(0.31)	(0.32)		(0.29)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—
Total Distributions to Shareholders	(0.33)		(0.31)	(0.34)	(0.33)		(0.29)
Net Asset Value, End of Period	$10.52		$11.05	$11.21	$11.20		$11.54
Total return (b)	(1.88	)%(c)	1.35%	3.21%	(0.12	)%(c)	3.13%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.50%		1.86%	1.77%	1.72%		1.81%
Waiver/Reimbursement	0.27%		—	—	—	%(e)	—
Net investment income (d)	3.00%		2.73%	2.82%	2.75%		2.58%
Portfolio turnover rate	14%		11%	10%	12%		11%
Net assets, end of period (000's)	$307		$303	$638	$899		$981

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions has an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class C Shares	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$11.05	$11.21	$11.20	$11.54	$11.48
Income from Investment Operations:
Net investment income (a)	0.37	0.34	0.35	0.35	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)	(0.15)	0.04	(0.32)	0.06
Total from Investment Operations	(0.16)	0.19	0.39	0.03	0.39
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.34)	(0.35)	(0.36)	(0.33)
From net realized gains	—	(0.01)	(0.03)	(0.01)	—
Total Distributions to Shareholders	(0.37)	(0.35)	(0.38)	(0.37)	(0.33)
Net Asset Value, End of Period	$10.52	$11.05	$11.21	$11.20	$11.54
Total return (b)(c)	(1.54)%	1.70%	3.57%	0.23%	3.49%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.15%	1.51%	1.42%	1.37%	1.46%
Waiver/Reimbursement	0.62%	0.35%	0.35%	0.35%	0.35%
Net investment income (d)	3.35%	3.06%	3.17%	3.10%	2.92%
Portfolio turnover rate	14%	11%	10%	12%	11%
Net assets, end of period (000's)	$918	$825	$1,365	$1,487	$1,695

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions has an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class T Shares	2008		2007 (a)	2006	2005		2004
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48
Income from Investment Operations:
Net investment income (b)	0.44		0.41	0.42	0.43		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.04	(0.33)		0.06
Total from Investment Operations	(0.09)		0.26	0.46	0.10		0.47
Less Distributions to Shareholders:
From net investment income	(0.44)		(0.41)	(0.42)	(0.43)		(0.41)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—
Total Distributions to Shareholders	(0.44)		(0.42)	(0.45)	(0.44)		(0.41)
Net Asset Value, End of Period	$10.52		$11.05	$11.21	$11.20		$11.54
Total return (c)	(0.89	)%(d)	2.36%	4.25%	0.88	%(d)	4.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.50%		0.86%	0.77%	0.72%		0.81%
Waiver/Reimbursement	0.27%		—	—	—	%(f)	—
Net investment income (e)	4.00%		3.69%	3.81%	3.75%		3.58%
Portfolio turnover rate	14%		11%	10%	12%		11%
Net assets, end of period (000's)	$9,011		$10,852	$11,879	$12,284		$14,479

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions has an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Rhode Island Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,
Class Z Shares	2008		2007	2006	2005		2004
Net Asset Value, Beginning of Period	$11.05		$11.21	$11.20	$11.54		$11.48
Income from Investment Operations:
Net investment income (a)	0.44		0.41	0.42	0.43		0.41
Net realized and unrealized gain (loss) on investments and futures contracts	(0.53)		(0.15)	0.04	(0.33)		0.06
Total from Investment Operations	(0.09)		0.26	0.46	0.10		0.47
Less Distributions to Shareholders:
From net investment income	(0.44)		(0.41)	(0.42)	(0.43)		(0.41)
From net realized gains	—		(0.01)	(0.03)	(0.01)		—
Total Distributions to Shareholders	(0.44)		(0.42)	(0.45)	(0.44)		(0.41)
Net Asset Value, End of Period	$10.52		$11.05	$11.21	$11.20		$11.54
Total return (b)	(0.89	)%(c)	2.36%	4.25%	0.88	%(c)	4.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.50%		0.86%	0.77%	0.72%		0.81%
Waiver/Reimbursement	0.27%		—	—	—	%(e)	—
Net investment income (d)	4.01%		3.69%	3.81%	3.75%		3.58%
Portfolio turnover rate	14%		11%	10%	12%		11%
Net assets, end of period (000's)	$99,493		$103,512	$103,708	$104,062		$109,050

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c) Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions has an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Bond Funds
October 31, 2008

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (individually referred to as a "Fund", and collectively referred to as the "Funds"):

Columbia Connecticut Intermediate Municipal Bond Fund ("Connecticut")

Columbia Intermediate Municipal Bond Fund ("Intermediate Municipal")

Columbia Massachusetts Intermediate Municipal Bond Fund ("Massachusetts")

Columbia New Jersey Intermediate Municipal Bond Fund ("New Jersey")

Columbia New York Intermediate Municipal Bond Fund ("New York")

Columbia Rhode Island Intermediate Municipal Bond Fund ("Rhode Island")

On May 5, 2008, Intermediate Municipal and New York acquired all the assets and liabilities of Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund (collectively, the "Acquired Funds"), respectively. The Acquired Funds were each a series of Excelsior Tax-Exempt Funds, Inc.

Investment Objectives

Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the individual income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks current income exempt from federal income tax, consistent with preservation of principal. All Funds are non-diversified investment companies, except for Intermediate Municipal and New Jersey which are diversified investment companies.

Fund Shares

The Trust may issue an unlimited number of shares, and each Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 3.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T and Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

In September 2008, FASB Staff Position 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 and Clarification of the Effective Date of FASB Statement No. 161 ( "Amendment"), was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund's credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures for both hedging and non-hedging purposes, including, for example, to seek enhanced returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction of the future direction of interest rates by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for distributions and amortization/accretion adjustments on debt securities were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Connecticut	$—	$227,161	$(227,161)
Intermediate Municipal	(9,745)	(786,996)	796,741
Massachusetts	(39,481)	39,481	—

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
New Jersey	$(5,158)	$5,157	$1
New York	—	(864,305)	864,305
Rhode Island	(9,559)	9,559	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

	October 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$7,178,910	$—	$—
Intermediate Municipal	96,828,789	182,659	—
Massachusetts	12,237,125	—	86,355
New Jersey	2,631,791	—	—
New York	8,426,813	35,719	—
Rhode Island	4,685,265	—	—
	October 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
Connecticut	$6,067,913	$—	$—
Intermediate Municipal	93,013,255	562,736	—
Massachusetts	10,783,089	—	394,953
New Jersey	2,204,043	—	195,311
New York	5,096,434	—	22,502
Rhode Island	4,322,177	—	86,776

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
Connecticut	$720,385	$—	$—	$(7,438,812)
Intermediate Municipal	9,292,781	—	—	(99,610,422)
Massachusetts	910,091	—	—	(8,506,306)

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Depreciation*
New Jersey	$201,363	$—	$—	$(1,916,829)
New York	941,453	—	—	(8,765,716)
Rhode Island	349,484	—	—	(2,382,683)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Connecticut	$2,542,389	$(9,981,201)	$(7,438,812)
Intermediate Municipal	29,087,924	(128,698,346)	(99,610,422)
Massachusetts	3,609,958	(12,116,264)	(8,506,306)
New Jersey	1,090,204	(3,007,033)	(1,916,829)
New York	3,999,513	(12,765,229)	(8,765,716)
Rhode Island	1,724,326	(4,107,009)	(2,382,683)

The following capital loss carryforwards, determined as of October 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2012	2013	2014	2015	2016	Total
Connecticut	$—	$—	$—	$160,577	$254,849	$415,426
Intermediate Municipal	—	1,549,704	183,686	1,157,101	3,404,128	6,294,619
Massachusetts	—	—	—	—	327,878	327,878
New Jersey	—	—	—	16,265	57,516	73,781
New York	92,115	580,517	131,725	89,191	—	893,548
Rhode Island	—	—	—	129,446	—	129,446

Of the capital loss carryforwards attributable to Intermediate Municipal, $1,733,390 ($1,549,704 and $183,686 will expire on October 31, 2013 and October 31, 2014, respectively) was acquired from fund mergers, all of which remains. The availability of a portion of the remaining capital loss carryforwards acquired as a part of a fund merger may be limited in a given year.

Of the capital loss carryforwards attributable to (referenced in Note 1 above and Note 10 below) New York, $804,357 ($92,115, $580,517 and $131,725 will expire on October 31, 2012, October 31, 2013 and October 31, 2014, respectively) were acquired from the merger with New York Intermediate-Term Tax-Exempt Fund.

Capital loss carryforwards utilized/expired during the year ended October 31, 2008 were:

Connecticut	$227,160
Intermediate Municipal	176,491
New York	122,240
Rhode Island	6,445

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

The availability of a portion of the capital loss carryforwards acquired by the Intermediate Municipal Bond Fund and New York Intermediate Municipal Bond Fund as a result of the merger with Intermediate-Term Tax-Exempt Fund and New York Intermediate-Term Tax-Exempt Fund, respectively, may be limited in a given year.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 ("FIN 48"), effective April 30, 2008. FIN 48 requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 was applied to all existing tax positions upon initial adoption. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements and no cumulative effect adjustments were recorded. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.48%
$500 million to $1 billion	0.43%
$1 billion to $1.5 billion	0.40%
$1.5 billion to $3 billion	0.37%
$3 billion to $6 billion	0.36%
Over $6 billion	0.35%

For the year ended October 31, 2008, the effective investment advisory fee rates for each Fund, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Connecticut	0.48%
Intermediate Municipal	0.41%
Massachusetts	0.48%
New Jersey	0.48%
New York	0.48%
Rhode Island	0.48%

Administration Fee

Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses.

For the year ended October 31, 2008, the amounts charged to the Funds by affiliates included in the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Connecticut	$1,952
Intermediate Municipal	1,952
Massachusetts	1,952
New Jersey	1,952
New York	1,952
Rhode Island	1,952

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended October 31, 2008, these minimum account balance fees reduced total expenses of the Funds as follows:

Minimum Account Balance Fees
Connecticut	$200
Intermediate Municipal	1,680
Massachusetts	489
New Jersey	180
New York	540
Rhode Island	80

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended October 31, 2008, the Distributor has retained net

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

underwriting discounts on the sales of the Funds' Class A and Class T shares, and received net CDSC fees on Class A, Class B and Class C share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C
Connecticut	$1,521	$24	$—	$2,628	$757
Intermediate Municipal	2,714	22	250	11,713	1,149
Massachusetts	1,532	418	—	2,432	291
New Jersey	613	59	—	4,129	100
New York	860	9	—	995	417
Rhode Island	81	2	—	1,653	—

The Funds have adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors. Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee		Service Fee
	Class B	Class C	Class A	Class B	Class C
Connecticut[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Intermediate Municipal[2]	0.65%	0.65%	0.20%	0.20%	0.20%
Massachusetts[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New Jersey[1]	0.75%	0.75%	0.25%	0.25%	0.25%
New York[1]	0.75%	0.75%	0.25%	0.25%	0.25%
Rhode Island[1]	0.75%	0.75%	0.25%	0.25%	0.25%

1  The Distributor has voluntarily agreed to waive a portion of Class C shares distribution fee so that the combined distribution and service fees will not exceed 0.65% annually of average net assets. This arrangement can be modified or terminated by the Distributor at any time.

2  The Distributor has voluntarily agreed to waive a portion of Intermediate Municipal's Class C share distribution fee so that the combined distribution and service fees will not exceed 0.40% annually of average net assets. This arrangement can be modified or terminated by the Distributor at any time.

Shareholder Services Fee

Each Fund has adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The Funds may pay shareholder service fees up to a maximum of 0.50% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but such fees will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Municipal, Massachusetts, New Jersey and New York do not intend to pay more than 0.15% annually during the current fiscal year for Class T shareholder services fees. No fees were charged during the year ended October 31, 2008 under the Class T service plan with respect to Rhode Island.

Fee Waivers and Expense Reimbursements

Columbia has contractually agreed to waive fees and/or reimburse each Fund for certain expenses through February 28, 2009, so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, will not exceed 0.50% annually of each

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

Fund's average daily net assets. There is no guarantee that these arrangements will continue after February 28, 2009.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain Funds assumed the liabilities of the deferred compensation plan of the acquired fund. The deferred compensation plan of the Acquired Funds may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended October 31, 2008, these custody credits reduced total expenses for the Funds as follows:

Custody Credits
Connecticut	$4,054
Intermediate Municipal	15,399
Massachusetts	4,553
New Jersey	1,997
New York	2,198
Rhode Island	1,271

Note 6. Portfolio Information

For the year ended October 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the Funds were as follows:

	Purchases	Sales
Connecticut	$45,814,315	$7,562,225
Intermediate Municipal	338,542,620	473,825,401
Massachusetts	42,847,367	30,705,085
New Jersey	6,065,814	4,140,848
New York	38,799,273	20,415,904
Rhode Island	15,950,780	16,384,606

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% and the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 16, 2008, the Funds and other affiliated funds participated in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Interest on the committed line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets. Interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. State Street charged an annual

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

operations agency fee of $40,000 for the committed line of credit and was able to charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended October 31, 2008, the Funds did not borrow under these arrangements.

Note 8. Shares of Beneficial Interest

As of October 31, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Connecticut	79.6
Intermediate Municipal	90.0
Massachusetts	80.6
New Jersey	78.5
New York	87.7
Rhode Island	84.6

As of October 31, 2008, Connecticut had one account that held 5.6% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 9. Significant Risks and Contingencies

Non-Diversified Risk

Connecticut, Massachusetts, New York and Rhode Island are non-diversified funds, which generally mean that they may invest a greater percentage of their total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by a Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Funds' value will likely be more volatile than the value of more diversified funds. The Funds may not operate as non-diversified funds at all times.

Geographic Concentration Risk

Each of Connecticut, Intermediate Municipal, Massachusetts, New Jersey, New York and Rhode Island had greater than 5% of its total net assets on October 31, 2008, invested in debt obligations issued by its respective states and political subdivisions, agencies and public authorities, as well as in such obligations of Puerto Rico. The Funds are more susceptible to economic and political factors adversely affecting issuers of their respective state's and Puerto Rico's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Each of the Funds holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At October 31, 2008, private insurers who insured greater than 5% of the total net assets of the Funds were as follows:

Connecticut

Insurer	% of Total Net Assets
MBIA Insurance Corp.	20.8
Financial Guaranty Insurance Co.	12.3
Financial Security Assurance, Inc.	10.6
AMBAC Assurance Corp.	8.6

Intermediate Municipal

Insurer	% of Total Net Assets
MBIA Insurance Corp.	17.1
Financial Security Assurance, Inc.	14.9
AMBAC Assurance Corp.	8.2
Financial Guaranty Insurance Co.	7.5

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

Massachusetts

Insurer	% of Total Net Assets
MBIA Insurance Corp.	19.9
AMBAC Assurance Corp	13.2
Financial Security Assurance, Inc.	11.7

New Jersey

Insurer	% of Total Net Assets
AMBAC Assurance Corp.	15.6
Financial Guaranty Insurance Co.	13.4
Financial Security Assurance, Inc.	12.5
MBIA Insurance Corp.	11.4

New York

Insurer	% of Total Net Assets
MBIA Insurance Corp.	13.0
AMBAC Assurance Corp.	11.5
Financial Security Assurance, Inc.	11.2
Financial Guaranty Insurance Co.	8.1

Rhode Island

Insurer	% of Total Net Assets
Financial Security Assurance, Inc.	29.2
MBIA Insurance Corp.	22.6
AMBAC Assurance Corp.	15.1
Syncora Guarantee, Inc.	6.7
Financial Guaranty Insurance Co.	5.5

At November 24, 2008, MBIA Insurance Corp., Financial Guaranty Insurance Co., AMBAC Assurance Corp., Financial Security Assurance, Inc. and Syncora Guarantee, Inc. were rated by Standard & Poor's AA, CCC, A, AAA and B, respectively.

Tax Development Risk

Each Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Columbia Tax-Exempt Bond Funds, October 31, 2008 (continued)

Note 10. Business Combinations and Mergers

On May 5, 2008, Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc., merged into Columbia Intermediate Municipal Bond Fund. Columbia Intermediate Municipal Bond Fund received a tax-free transfer of assets from Intermediate-Term Tax-Exempt Fund as follows:

Class Z Shares Issued	Net Assets Received	Unrealized Appreciation*
36,795,116	$374,435,646	$1,901,189

Net Assets of Columbia Intermediate Municipal Bond Fund Prior to Combination	Net Assets of Intermediate- Term Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Columbia Intermediate Municipal Bond Fund Immediately After Combination
$2,308,865,838	$374,435,646	$2,683,301,484

On May 5, 2008, New York Intermediate-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc., merged into Columbia New York Intermediate Municipal Bond Fund. Columbia New York Intermediate Municipal Bond Fund received a tax-free transfer of assets from New York Intermediate-Term Tax-Exempt Fund as follows:

Class Z Shares Issued	Net Assets Received	Unrealized Appreciation*
12,980,728	$149,608,565	$1,194,768

Net Assets of Columbia New York Intermediate Municipal Bond Fund Prior to Combination	Net Assets of New York Intermediate- Term Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Columbia New York Intermediate Municipal Bond Fund Immediately After Combination
$157,874,795	$149,608,565	$307,483,360

*  Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Intermediate Municipal Bond Fund, Columbia Intermediate Municipal Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Intermediate Municipal Bond Fund and Columbia Rhode Island Intermediate Municipal Bond Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22, 2008

Federal Income Tax Information (Unaudited)

Columbia Connecticut Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Columbia Intermediate Municipal Bond Fund

99.9% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Columbia Massachusetts Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Columbia New Jersey Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Columbia New York Intermediate Municipal Bond Fund

99.58% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Columbia Rhode Island Intermediate Municipal Bond Fund

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 80, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 80, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 80, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 80, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 80, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 80, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 80, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 80, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 80, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 80, None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 80, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2008 meeting, following meetings of the Advisory Fees and Expenses Committee held in February, April, August, September and October, 2008. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted the performance of each Fund through April 30, 2008 relative to that of a peer group selected by an independent third-party data provider for the purposes of performance comparisons. Specifically, Columbia Intermediate Municipal Bond Fund's performance was in the fourth quintile (where the best performance would be in the first quintile) for the one-year period and in the third quintile for the three,- five- and ten-year periods; Columbia Connecticut Intermediate Municipal Bond Fund's performance was in the third quintile for the one-year period and in the fourth quintile for the three,- five- and ten-year periods; Columbia Massachusetts Intermediate Municipal Bond Fund's performance was in the third quintile for the one-, three-, and ten-year periods, and in the fourth quintile for the five-year period; Columbia New Jersey Intermediate Municipal Bond Fund's performance was in the fourth quintile for the one-year period and in the third quintile for the three-, five- and ten-year periods; Columbia New York Intermediate Municipal Bond Fund's performance was in the fourth quintile for the one-year period, and in the third quintile for the three-, five- and ten-year periods; and Columbia Rhode Island Intermediate Municipal Bond Fund's performance was in the third quintile for the one-, three-, five- and ten-year periods.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered each fund's total expenses and actual management fees relative to those of a peer group selected by an independent third-party data provider for purposes of expense comparisons. Specifically, Columbia Intermediate Municipal Bond Fund's total expenses were in the first quintile and actual management fees were in the third quintile (where the lowest fees and expenses would be in the first quintile); Columbia Connecticut Intermediate Municipal Bond Fund's total expenses and actual management fees were in the first quintile; Columbia Massachusetts Intermediate Municipal Bond Fund's total expenses and actual management fees were in the first quintile; Columbia New Jersey Intermediate Municipal Bond Fund's total expenses and actual management fees were in the first quintile; Columbia New York Intermediate Municipal Bond Fund's total expenses and actual management fees were in the first quintile; and Columbia Rhode Island Intermediate Municipal Bond Fund's total expenses and actual management fees were in the first quintile.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to

Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2009.

Summary of Management Fee Evaluation by
Independent Fee Consultant

REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 3, 2008

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMD") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fourth annual written evaluation of the fee negotiation process. As was the case with last year's report (the "2007 Report") my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees ... to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees ... using ... an annual independent written evaluation prepared by or under the direction of ... the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds have been combined into a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of

1  CMA and CMD are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

recommendations made in the 2007 Report is being provided separately with the materials for the October meeting.

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2008 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2008, at least half of all the Funds were in the first and second performance quintiles in each of the four performance periods and, at most, only 11% were in the fifth quintile in any one performance period. Both equity and fixed-income funds posted strong performance relative to comparable funds.

4.  Performance rankings were similar in 2007 and 2008, although last year's were slightly stronger. Despite the stability in the distribution of rankings in the two years, at least half the Funds changed quintile rankings between the two years in at least one of the 1-, 3-, and 5-year performance periods.

5.  The performance of the actively managed equity Funds against their benchmarks was very strong. At least 57% and as many as 73% posted net returns exceeding their benchmarks over the 1-, 3-, and 5-year periods. In contrast, gross and net returns of fixed-income Funds typically fell short of their benchmarks.

6.  Atlantic equity Funds' overall performance adjusted for risk also was strong. Based upon 3-year returns, nearly 80% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. Only about one-fifth of the fixed income Funds posted high returns and low risk relative to comparable funds. About two-thirds of the fixed-income Funds took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but their performance, on the whole, remains strong. The filtering process, however, did identify two Funds for further review that had not been designated review funds using unfiltered universes.

8.  A small number of Funds have consistently underperformed over the past four years. The exact number depends on the criteria used to evaluate longer-term performance. For example, the one-year returns of one Fund have been in the fourth or fifth performance quintiles in each of the past four years; there are six Funds whose three-year returns have been in the fourth or fifth quintile over the past four years.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers. Only 21% of the Funds ranked in the two most expensive quintiles for actual management fees, and only 23% in those quintiles for total expenses.

11.  The highest concentration of low-expense Funds is found among the equity and tax-exempt fixed income Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with half of those Funds ranking in either the fourth or fifth quintiles. The higher actual management fee rankings of certain Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels. After discussion with the Trustees, CMA is proposing to lower the management fees on three of these Funds.

12.  The distribution of expense rankings is similar in 2007 and 2008, while management fee rankings improved markedly in 2008. Part of the improvement reflects expense limitations introduced last year for the state intermediate municipal bond Funds.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). In investment categories in which the Atlantic Funds have higher average fees, the difference principally arises out of differences in asset size.

D. Trustees' Fee and Performance Evaluation Process

14.  The Trustees' evaluation process identified 17 Funds in 2008 for further review based upon their relative performance or expenses or both. When compared in filtered universes, two more Funds met the criteria for further review. CMG provided further information about those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, expense reimbursements, fee waivers, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that they are generally in line with those of their competitors, in terms of number and extent of fee breakpoints. A similar examination last year of five different Funds led to the same conclusion.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, institutional fees are generally lower than the Funds' management fees. However, because the services provided and risks borne by the manager are more extensive for mutual funds compared to institutional accounts, the differences are of limited value in assisting the Trustees in their review of the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology ("ABC") employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG proposed a change to the method by which indirect expenses are allocated. Under this "hybrid" method, indirect costs relating to fund management are allocated among the Funds 50% by assets and 50% per Fund. Allocating indirect expenses equally to each Fund has an intuitive logic, as each Fund regardless of size has certain expenses, such as preparing and printing prospectuses and financial statements.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses and profitability of the Funds.

20.  In 2007, CMG's complex-wide pre-tax margins on the Atlantic Funds were slightly below industry medians, based on limited data available for publicly held mutual fund managers. However, as is to be expected in a complex now comprising 75 Funds (including former Excelsior Funds), some Atlantic Funds have relatively high pre-tax profit margins, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operate at a loss. There is a positive relationship between fund size and profitability, with smaller funds generally operating at a loss.

21.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, to compensate it for services it performs with respect to Atlantic Fund assets held for the benefit of its customers. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1.  Criteria for review. The Trustees may wish to consider modifying the criteria for classifying a fund as a "Review Fund" to include criteria that focus exclusively on performance without regard to expense or fee levels. For example, a fund whose one-year or three-year performance was median or below for four consecutive years could be treated as a Review Fund. When we applied such criteria to the Funds, several additional Funds would have been added to the list of Review Funds.

2.  Profitability data. CMG should present to the Trustees each year the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.  Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

Therefore, the following data need not be provided:

1.  Adjusting total profitability data for Private Bank expenses

2.  Adjusting profitability excluding distribution by backing out all Private Bank expenses.

3.  Potential economies of scale. CMG and the IFC should continue to work on methods for more precisely quantifying to the extent possible the sources and magnitude of any economies of scale as CMG's mutual fund assets under management increase, to the extent that the data allows for meaningful year-over-year comparisons. The framework suggested in Section IV.D.4 may prove to be a useful model for such an analysis.

4.  Competitive breakpoint analysis. As part of the annual fee evaluation process, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

5.  Cost allocation methodology. CMG's point that the current ABC system of allocating indirect expenses creates anomalous results in several cases, including sub-advised Funds, is well-taken. We would like to work with CMG over the forthcoming year on alternatives to the current system of allocating indirect expenses that (1) resolve the anomalies, (2) limit the amount of incremental effort on CMG's part and (3) remain faithful to the general principle that expenses should be allocated by time and effort to the extent reasonably possible.

6.  Management fee disparities. CMG and the Atlantic Trustees, as part of any future study of management fees, should analyze the differences in management fee schedules, principally arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families managed by CMA, such as differences in the management styles of different Funds included the same Lipper category. Finally, whenever CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

7.  Tax-exempt Fund expense data. The expense rankings of certain tax-exempt Funds were adversely affected by including certain investment-related interest expenses that Lipper excluded in calculating the expense ratios of competitors. We recommend that CMG follow the Lipper practice and exclude such interest expenses from data submitted to Lipper to avoid unfairly disadvantaging the tax-exempt Funds.

8.  Reduction of volume of paper documents submitted. The effort to rationalize and simplify the data presented to the Trustees and the process by which that data was prepared and organized was regarded as a success by all parties. We should continue to look for opportunities to reduce and simplify the presentation of 15(c) data, especially in the area of Fund profitability. The Fund "Dashboard" volume presents a large volume of Fund data on a single page. If it is continued, the Trustees may wish to consider receiving the underlying Lipper data on CD, rather than the current paper volumes.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Tax-Exempt Bond Funds listed on the front cover.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

An investment in money market mutual funds is not a bank deposit, and is not insured or guaranteed by Bank of America, N.A. or any of its affiliates or by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds. Please see the prospectus for a complete discussion of investments in money market funds.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

Columbia Tax-Exempt Bond Funds

Annual Report, October 31, 2008

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©2008 Columbia Management Distributors, Inc.

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800-345-6611 www.columbiafunds.com

SHC-42/157008-1008 (12/08) 08/65972

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the ten series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended October 31, 2008 also includes fees for two series that were merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2008 and October 31, 2007 are approximately as follows:

2008	2007
$308,200	$288,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2008 and October 31, 2007 are approximately as follows:

2008	2007
$64,100	$44,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended October 31, 2008 and October 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2008 and October 31, 2007 are approximately as follows:

2008	2007
$65,400	$62,000

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2008 also includes tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended October 31, 2008 and October 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2008 and October 31, 2007 are approximately as follows:

2008	2007
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2008 and October 31, 2007 are approximately as follows:

2008	2007
$916,300	$847,400

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2008 and October 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2008 and October 31, 2007 are approximately as follows:

2008	2007
$1,045,800	$953,400

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	December 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	December 22, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Chief Financial Officer

Date	December 22, 2008